UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

US 1 INDUSTRIES, INC.

(Name of Registrant as Specified In its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No Fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

Common Stock, Without Par Value, of US 1 Industries, Inc.

2.	Aggregate number of securities to which transaction applies:

6,527,578 outstanding shares of Common Stock as of May 23, 2011 plus 300,000 shares of Common Stock that are issuable upon the exercise of outstanding options (including currently unvested options that will become vested at the effective time of the merger).

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction, for purposes only of calculating the filing fee, is $9,523,436.54 which is the sum of (1) product of 6,527,578 shares of Common Stock outstanding as of May 23, 2011 that are proposed to be converted into the right to receive the merger consideration, multiplied by the merger consideration of $1.43 per share, plus (2) $189,000, which is the maximum aggregate amount to be paid to holders of options in exchange for the cancellation of their options. The filing fee, calculated in accordance with Exchange Act Rule 0-1 1(c)(1) and the Commission’s Fee Rate Advisory for Fiscal Year 2011, equals the proposed maximum aggregate value of the transaction multiplied by .00011610 ($116.10 per million dollars).

4.	Proposed maximum aggregate value of transaction: $9,523,436.54

5.	Total fee paid: $1,105.67

☒	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION
Dated May 24, 2011
US 1 INDUSTRIES, INC.
“GOING-PRIVATE” MERGER PROPOSED
YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

You are cordially invited to attend a Special Meeting of the shareholders of US 1 Industries, Inc. (the “Company”) to be held on __________, 2011, at _____ local time at our corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385.

At the Special Meeting, we will ask you to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 18, 2011, by and among Trucking Investment Co. Inc., an Indiana corporation (“Parent”), US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company, Harold E. Antonson and Michael E. Kibler, and approve the merger contemplated thereby. If the merger is completed, Merger Sub will merge with and into the Company (the “Merger”), the Company (as the surviving corporation) will become a wholly owned subsidiary of Parent, and holders of shares of the common stock, without par value, of the Company (the “Common Stock” or “Shares”), other than as provided below, will be converted into the right to receive $1.43 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”) for each share of Common Stock they own. The following shares of Company Common Stock will not be converted into the right to receive the Merger Consideration in connection with the Merger: (a) shares held by the Company as treasury stock, (b) shares held by Parent and any of its subsidiaries, and (c) shares held by shareholders that perfect their dissenters’ rights under Indiana law. The Merger Consideration of $1.43 per Share represents a 43% premium over the $1.00 per share closing price of our Common Stock on September 15, 2010 (the last trading day before Parent’s proposal to take the Company private for $1.17 per share was publicly disclosed) and a 46% premium over the volume weighted-average closing price of our Common Stock of $0.98 per share during the 30 trading days ending on that date. The highest and lowest trading price of our Common Stock during the 12 months prior to September 15, 2010 was $1.43 per share and $0.70 per share, respectively, and the volume weighted-average closing price of our Common Stock with respect to this period was $0.91 per share.

The Board of Directors of the Company (the “Board”) has fixed the close of business on ________, 2011, as the record date (the “Record Date”) for purposes of determining the shareholders who are entitled to receive notice of, and vote at, the Special Meeting or at any adjournment or postponement of the Special Meeting.

Parent is owned by Michael E. Kibler (the President and Chief Executive Officer of the Company and member of the Board) and Harold E. Antonson (the Chief Financial Officer of the Company and member of the Board) (together, the “Rollover Shareholders”). As of the Record Date, the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders have entered into a voting agreement with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders, the presence of a quorum at the Special Meeting is assured. Immediately prior to the effective date of the Merger, the Rollover Shareholders also have agreed to contribute 7,715,830 of the shares of Common Stock beneficially owned by the Rollover Shareholders to Parent in exchange for shares of the common stock of Parent.

The Board, acting upon the unanimous recommendation of a special committee of independent directors, unanimously approved the Merger Agreement and the Merger, and determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the shareholders of the Company other than the Rollover Shareholders. Accordingly, the Board recommends that you vote FOR adoption of the Merger Agreement and approval of the Merger and FOR the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approval of the Merger.

Under Indiana law, adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting.

The accompanying “Proxy Statement” explains the proposed Merger and the terms and conditions of the Merger Agreement and provide specific information about the Special Meeting. We encourage you to read the entire Proxy Statement and its annexes carefully. A copy of the Merger Agreement is attached as Annex A to the accompanying Proxy Statement. In addition, you may obtain information about the Company from documents that we file with the Securities and Exchange Commission, including the Schedule 1 3E-3 Transaction Statement filed in connection with the Merger.

If you do not vote to adopt the Merger Agreement and approve the Merger, you will have the right to dissent and seek a determination of the fair cash value of your Shares and receive that fair cash value in lieu of the Merger Consideration if the Merger is consummated. To do so, however, you must properly perfect your dissenters’ rights under Indiana law in accordance with the procedures described in the section of the accompanying Proxy Statement entitled “RIGHTS OF DISSENTING SHAREHOLDERS” and Annex E thereto.

Whether or not you plan to attend the Special Meeting, please vote by following the instructions on the enclosed proxy card or complete, sign, date and promptly return the enclosed proxy card to ensure that your Shares will be voted at the Special Meeting. If you submit a valid proxy without indicating how you want to vote, your proxy will be counted as a vote FOR the adoption of the Merger Agreement and approval of the Merger and FOR the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the Merger.

You may revoke your proxy at any time before it is exercised at the Special Meeting by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company’s Secretary at our corporate offices before the start of the Special Meeting or by attending the Special Meeting and voting in person. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting.

On behalf of the Board, I thank you for your support and encourage you to vote FOR adoption of the Merger Agreement and approval of the Merger.

Very truly yours,

Michael E. Kibler
President and Chief Executive Officer
Valparaiso, Indiana
_____________, 2011

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Merger or passed upon the merits or fairness of the Merger or upon the accuracy or adequacy of the information contained in the attached Proxy Statement. Any representation to the contrary is a criminal offense.

The attached Proxy Statement is dated _________, 2011, and is first being mailed to shareholders on or about _______, 2011.

US 1 INDUSTRIES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON ______________, 2011

To the Shareholders of US 1 Industries, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of US 1 Industries, Inc. (the “Company”), will be held on ________, 2011 at local time at our corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385 (the “Special Meeting”) for the following purposes:

1.           to consider and vote on a proposal to adopt an Agreement and Plan of Merger, dated as of February 18, 2011 (the “Merger Agreement”), by and among Trucking Investment Co. Inc., an Indiana corporation (“Parent”), US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company, Harold E. Antonson and Michael E. Kibler and approve the merger contemplated thereby;

2.           to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement; and

3.           to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The accompanying Proxy Statement describes the Merger Agreement (a copy of which is attached as Annex A to the Proxy Statement), the proposed Merger and the actions to be taken in connection with the Merger.

Only shareholders of record at the close of business on _________, 2011, the record date for the Special Meeting, will receive notice of, and be entitled to vote at, the Special Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each share of common stock, without par value, of the Company (the “Common Stock” or “Shares”) held by the shareholder on the record date.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. In addition, adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting.

It is important that your Shares be represented at the Special Meeting regardless of the number of Shares you hold. Whether or not you are able to be present in person, please vote by completing, signing, dating and promptly returning the enclosed proxy card, which requires no postage if mailed in the United States. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Special Meeting.

Shareholders who do not vote in favor of adopting the Merger Agreement and approving the Merger, properly perfect their dissenters’ rights and otherwise comply with the provisions of Section 23-1-44 of the Indiana Business Corporation Law will have the right to dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration, if the Merger is consummated. See the section of the accompanying Proxy Statement entitled “RIGHTS OF DISSENTING SHAREHOLDERS” and the full text of Section 23-1-44 of the Indiana Business Corporation Law, a copy of which is attached as Annex E thereto, for a description of the procedures that you must follow in order to exercise your dissenters’ rights.

By Order of the Board of Directors,

Michael E. Kibler
President and Chief Executive Officer
Valparaiso, Indiana
________________, 2011

Please do not send in any certificates for your Shares at this time. If the Merger is approved, you will receive a letter of transmittal and related instructions to exchange your share certificates.

US 1 INDUSTRIES, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON _____________, 2011

The date of this Proxy Statement is _______, 2011.

INTRODUCTION

US 1 Industries, Inc., an Indiana corporation, is furnishing this proxy statement (this “Proxy Statement”) to holders of shares of its common stock, without par value (the “Common Stock” or “Shares”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Special Meeting of its shareholders (the “Special Meeting”), to be held at the Company’s corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385 on _________, 2011, at ________ local time, and at any adjournment or postponement thereof. For purposes of this Proxy Statement and the enclosed proxy card, references to “the Company,” “we,” “us” and “our” refer to US 1 Industries, Inc.

The Special Meeting has been called to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of February 18, 2011 (the “Merger Agreement”), by and among Trucking Investment Co. Inc., an Indiana corporation (“Parent”), US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of Parent (“Merger Sub”), the Company, Harold E. Antonson and Michael E. Kibler and approve the merger contemplated thereby. In the Merger, Merger Sub will merge with and into the Company (the “Merger”), the Company (as the surviving corporation) will become a wholly owned subsidiary of Parent and holders of shares of Company Common Stock, other than as provided below, will be converted into the right to receive $1.43 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”) for each Share they own. The following shares of Company Common Stock will not be converted into the right to receive the Merger Consideration in connection with the Merger: (a) shares held by the Company as treasury stock, (b) shares held by Parent and any of its subsidiaries, and (c) shares held by shareholders that perfect their dissenters’ rights under Indiana law.

Parent is owned by Michael E. Kibler (the President and Chief Executive Officer of the Company and member of the Board) and Harold E. Antonson (the Chief Financial Officer of the Company and member of the Board) (together, the “Rollover Shareholders”).  Parent, Merger Sub, Harold E. Antonson and Michael E. Kibler are sometimes collectively referred to in this Proxy Statement as the “Acquiror Filing Persons.”

As of the close of business on _________, 2011, the record date for the Special Meeting, the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders have entered into a voting agreement with Parent whereby they have agreed to vote all of their Shares in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders, the presence of a quorum at the Special Meeting is assured. Immediately prior to the effective date of the Merger, the Rollover Shareholders also have agreed to contribute 7,715,830 of the shares of Company Common Stock beneficially owned by the Rollover Shareholders to Parent in exchange for shares of the common stock of Parent.

The amount of the Merger Consideration was the result of negotiations between the Acquiror Filing Persons and their respective advisors, on the one hand, and a special committee of the Board (the “Special Committee”) and its advisors, on the other hand. Because of the Rollover Shareholders’ relationships with the Company and their ownership of Parent, the Board formed the Special Committee to represent the interests of the shareholders of the Company other than the Rollover Shareholders.

This Proxy Statement and the accompanying proxy card are first being sent to shareholders of the Company on or about __________, 2011.

The proposed Merger has not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities authority, nor has the SEC or any state authority passed upon the fairness or merits of the proposed Merger or upon the accuracy or adequacy of the information contained in this Proxy Statement.  Any representation to the contrary is a criminal offense. Shareholders should rely only on the information contained in or referenced in this Proxy Statement as being authorized by the Company. The Company has not authorized anyone to provide its shareholders with additional or different information. The Company takes no responsibility for and provides no assurance as to the reliability of any other information that others may give you.

TABLE OF CONTENTS

SUMMARY TERM SHEET	1
The Parties	1
US 1 Industries, Inc.	1
Trucking Investment Co., Inc.	1
US 1 Merger Corp.	1
Rollover Shareholders	2
The Merger	2
The Merger Consideration	3
Required Vote	3
Treatment of Options	3
Interests of Certain Persons in the Merger	3
Rollover Shareholders	3
Voting Agreement	4
Contribution Agreement	4
Directors and Executive Officers of the Company	4
Procedures for Exchange of Shares of Common Stock for Merger Consideration	5
The Special Committee	5
The Special Meeting	5
Recommendation of the Special Committee and the Board	5
Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board	6
Position of the Acquiror Filing Persons as to the Fairness of the Merger to the Shareholders and the Unaffiliated Shareholders	6
Financing of the Merger	6
Material U.S. Federal Income Tax Consequences	7
Conditions to the Merger	7
No Solicitation	7
Termination of the Merger Agreement	8
Expenses of the Merger	8
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	9
SPECIAL FACTORS	11
Background	11
Recommendation of the Special Committee and the Board	12
Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board	12
Purposes and Structure of the Merger	13
Fairness Opinion of Cambridge Partners	15
Summary of Analysis Performed by Cambridge Partners of the Company and AIFE	19
Certain Effects of the Merger	69

Other interests in the Merger held by the Rollover Shareholder’s are summarized under “SPECIAL FACTORS – Interest of Certain Persons in the Merger.”	70
Plans for the Company After the Merger	71
Conduct of the Business of the Company if the Merger is Not Consummated	71
Interests of Certain Persons in the Merger	72
Voting Intentions of the Directors and Executive Officers of the Company	73
Financing of the Merger	73
Regulatory Requirements	73
Material U.S. Federal Income Tax Consequences	74
Accounting Treatment	75
Fees and Expenses	75
Provisions for Unaffiliated Shareholders	75
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	76
INFORMATION CONCERNING THE SPECIAL MEETING	76
Time, Place and Date	76
Purpose of the Special Meeting	76
How to Vote	77
Required Vote; Calculation of Vote; Abstentions and Broker Non-Votes	77
Revocation of Proxy	78
Proxy Solicitation	78
Surrender of Stock Certificates	78
THE PARTIES	78
US 1 Industries, Inc.	78
Trucking Investment Co., Inc.	81
US 1 Merger Corp.	81
Rollover Shareholders	81
THE MERGER AGREEMENT	82
The Merger	83
Treatment of Shares of Common Stock and Equity Awards	83
Representations and Warranties	84
Material Adverse Effect Definitions	85
Company Material Adverse Effect	85
Parent Material Adverse Effect	86
Conditions to the Merger	86
Conduct Until the Merger	88
Covenants	88
No Solicitation	89
Termination	90

Amendment and Waiver	91
Indemnification	91
Expenses	91
RIGHTS OF DISSENTING SHAREHOLDERS	92
SUMMARY CONSOLIDATED FINANCIAL INFORMATION	93
Summary Historical Consolidated Income Statement Data	94
Ratio of Earnings to Fixed Charges	95
Summary Historical Consolidated Balance Sheet Data	96
Book Value Per Share	97
TRADING MARKET AND PRICE FOR SHARES	98
Dividends	98
RELATED PARTY TRANSACTIONS	98
PRIOR PURCHASES OF SHARES	99
RECENT TRANSACTIONS	99
SECURITIES OWNERSHIP	100
SHAREHOLDER PROPOSALS	101
WHERE YOU CAN FIND MORE INFORMATION	101
OTHER BUSINESS	102

ANNEX A	AGREEMENT AND PLAN OF MERGER

ANNEX B	OPINION OF CAMBRIDGE PARTNERS & ASSOCIATES, INC.

ANNEX C	VOTING AGREEMENT

ANNEX D	CONTRIBUTION AGREEMENT

ANNEX E	SECTION 23-1-44 OF THE INDIANA BUSINESS CORPORATION LAW

ANNEX F	ANNUAL REPORT ON FORM 10-K OF US 1 INDUSTRIES, INC. FOR FISCAL YEAR ENDED DECEMBER 31, 2010

SUMMARY TERM SHEET

The following summary, together with the “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER” immediately following this summary, are intended only to highlight certain information contained elsewhere in this Proxy Statement. This summary and the following question and answer section may not contain all the information that is important to you and the other shareholders. To more fully understand the proposed Merger and the terms of the Merger Agreement, you should carefully read this entire Proxy Statement, all of its Appendices and the documents referenced in this Proxy Statement before voting. For instructions on obtaining more information, see the section entitled “WHERE YOU CAN FIND MORE INFORMATION.” The Company has included page number references in this summary to direct you to a more complete description of the topics presented in this summary.

The Parties (see page 78)

US 1 Industries, Inc.

US 1 Industries, Inc., an Indiana corporation (the “Company”), is a holding company that owns subsidiary operating companies, most of which are interstate trucking companies operating in 48 states. The Company’s business consists principally of truckload operations, for which the Company, through its subsidiaries, obtains a significant percentage of its business through independent agents, who then arrange with independent truckers to haul the freight to the desired destinations.

The Company’s shares of common stock, without par value (the “Common Stock” or “Shares”) are currently registered with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and quoted on the OTC Bulletin Board under the symbol “USOO.”

The mailing address and telephone number of the Company’s principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

Trucking Investment Co., Inc.

Trucking Investment Co., Inc., an Indiana corporation (“Parent”), was formed for the sole purpose of acquiring the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the merger and other transactions contemplated by the Agreement and Plan of Merger, dated as of February 18, 2011, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Parent, US 1 Merger Corp., Michael E. Kibler and Harold E. Antonson. Parent was formed by, and currently is owned by, Michael E. Kibler, the President and Chief Executive Officer of the Company and member of the Board, and Harold E. Antonson, the Chief Financial Officer and Treasurer of the Company and member of the Board.

The mailing address and telephone number of Parent’s principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

US 1 Merger Corp.

US 1 Merger Corp. (“Merger Sub”) is an Indiana corporation that is a wholly owned subsidiary of Parent. Merger Sub was incorporated solely for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will cease to exist. Merger Sub has not conducted any activities to date other than those incident to its formation and in connection with the merger and the transactions contemplated by the Merger Agreement.

The mailing address and telephone number of Merger Sub’s principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

Rollover Shareholders

The Rollover Shareholders are comprised of Michael E. Kibler (the President and Chief Executive Officer of the Company and member of the Board) and Harold E. Antonson (the Chief Financial Officer and Treasurer of the Company and member of the Board), who have agreed to contribute to Parent, immediately prior to completion of the Merger, a total of 7,715,830 shares of Company Common Stock, or 52% of the Shares outstanding, such shares being all of the shares of Company Common Stock beneficially owned by the Rollover Shareholders other than the James/Seagate Shares and the AIFE Shares, each as defined below (such shares to be contributed to Parent, the “Rollover Shares”), in exchange for shares of the common stock of Parent.

Mr. Antonson beneficially owns 5,255,932 shares of Company Common Stock, or approximately 35.4% of the outstanding Shares. 2,785,571 of these Shares are owned of record or through a broker by Mr. Antonson individually. 31,558 of these Shares are held by the Esther Antonson Trust, of which Mr. Antonson is the sole trustee and beneficiary and exercises all rights with respect to such Shares. 62,500 of these Shares are held through Mr. Antonson’s individual retirement account, of which Mr. Antonson is the sole beneficiary and exercises all rights with respect to these Shares.  Includes 1,150,946 Shares held by August Investment Partnership (“AIP”), 12,660 Shares held by August Investment Corporation (“AIC”), 17,78,212 Shares held by Eastern Refrigerated Transport, Inc. (“Eastern”), 151,232 Shares held by Enterprise Truck Lines, Inc. (“Enterprise”), 15,123 Shares held by Seagate Transportation Services, Inc. (“Seagate”), and 197,500 Shares held by AIFE (defined herein), each of which Messrs. Kibler and Antonson are either directors, partners, or significant joint shareholders or otherwise share the voting and dispositive authority with respect to these Shares. Also includes 48,012 Shares held in an account with National City Bank, of which Messrs. Antonson and Kibler are joint beneficiaries and share the voting and dispositive authority with respect of these Shares.

Mr. Kibler beneficially owns 5,041,263 shares of Company Common Stock, or approximately 34.0% of the outstanding Shares. 2,632,960 of these Shares are owned of record or through a broker by Mr. Kibler individually. 32,000 of these Shares are restricted shares held through Mr. Kibler’s individual retirement account, of which Mr. Kibler is the sole beneficiary and exercises all rights with respect to these Shares, 2,676,883 of these Shares are held by the Kibler Family Living Trust, of which Mr. Kibler and Mrs. Linda Kibler are joint trustees and share the voting and dispositive authority with respect of these Shares. Includes 1,150,946 Shares held by AIP, 12,660 Shares held by AIC, 17,78,212 Shares held by Eastern, 151,232 Shares held by Enterprise, 15,123 Shares held by Seagate, and 15,123 Shares held by AIFE, each of which Messrs. Kibler and Antonson are either directors, partners, or significant joint shareholders or otherwise share the voting and dispositive authority with respect to these Shares. Also includes 48,012 Shares held in an account with National City Bank, of which Messrs. Antonson and Kibler are joint beneficiaries and share the voting and dispositive authority with respect of these Shares.

With respect to the Shares held by Seagate, Messrs. Antonson and Kibler also share the voting and dispositive authority of 7,562 of such Shares with Mr. James (the “James/Seagate Shares”), and with respect to the Shares held by AIFE (the “AIFE Shares”), Messrs. Antonson and Kibler also share voting and dispositive authority with Mr. Venditti.

As of the close of business on _________, 2011, the record date for the Special Meeting (the “Record Date”), the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders have entered into a voting agreement with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The mailing address and telephone number of the Rollover Shareholders’ principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

The Merger (see page 83)

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”). After the Merger, the Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. Upon completion of the Merger, the Company will cease to be a publicly held company and our shareholders other than the Rollover Shareholders (referred to herein as the “Shareholders”) will have no ownership interest in the Company.

The Merger Consideration (see page 83)

Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Company Common Stock will be canceled and cease to exist and automatically converted into the right to receive $1.43 in cash, without interest and less any applicable withholding taxes, except for Shares held by the Company as treasury stock, Shares held by Parent and any of its subsidiaries (including the Rollover Shares to be contributed to Parent by the Rollover Shareholders), and Shares held by shareholders that perfect their dissenters’ rights under Indiana law.

The Merger Consideration of $1.43 per Share represents a 43% premium over the $1.00 per share closing price of our Common Stock on September 15, 2010 (the last trading day before Parent’s proposal to take the Company private for $1.17 per share was publicly disclosed) and a 46% premium over the volume weighted-average closing price of our Common Stock of $0.98 per share during the 30 trading days ending on that date. The highest and lowest trading price of our Common Stock during the 12 months prior to September 15, 2010 was $1.43 per share and $0.70 per share, respectively, and the volume weighted-average closing price of our Common Stock with respect to this period was $0.91 per share.

Required Vote (see page 77)

Under Indiana law, the Merger Agreement must be adopted, and the Merger must be approved, by the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting (the “Shareholder Approval”).

Approval of any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement requires the affirmative vote of holders representing a majority of the Shares present in person or represented by proxy and entitled to vote at the Special Meeting. The Rollover Shareholder beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the Shares entitled to vote at the Special Meeting. The Rollover Shareholders have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders, the presence of a quorum at the Special Meeting is assured. If, as anticipated, the Rollover Shareholders vote all of their Shares in favor of adoption of the Merger Agreement, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other shareholders. Adoption of the Merger Agreement by a majority of the Shareholders is not required under either Indiana law or the terms of the Merger Agreement.

Treatment of Options (see page 83)

Pursuant to the Merger Agreement, at the Effective Time, each outstanding qualified or nonqualified option to purchase Company Common Stock  under any employee share option or compensation plan, agreement or arrangement of the Company will be canceled and the holder of each such option will be entitled to receive a cash payment equal to the excess of the $1.43 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option that are vested immediately prior to the Effective Time, less any applicable withholding taxes.

Interests of Certain Persons in the Merger (see page 72)

Rollover Shareholders (see page 72)

Because Michael E. Kibler is President and Chief Executive Officer of the Company and a member of the Board, Harold E. Antonson is the Chief Financial Officer and Treasurer of the Company and a member of the Board, and the Rollover Shareholders own Parent, the Rollover Shareholders have interests in the Merger that are different from, and in addition to, the interests of the Shareholders.

Voting Agreement (see page 82 and Annex C)

As of the Special Meeting Record Date of _____________, 2011, the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the shares of Company Common Stock entitled to vote at the Special Meeting.  The Rollover Shareholders have entered into a voting agreement with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.  The voting agreement automatically terminates upon the first to occur of the termination of the Merger Agreement in accordance with its terms or the Effective Time. A copy of the voting agreement is attached as Annex C to this proxy statement.

As of the Record Date, our other directors and executive officers (which group excludes the Rollover Shareholders) beneficially owned, in the aggregate, 449,251 outstanding shares of our common stock, which represent approximately 3.0% of the shares of the Company common stock entitled to vote at the Special Meeting. We anticipate that each of those directors and executive officers will vote his or her shares of Company Common Stock in favor of the adoption of the Merger Agreement and, if necessary, in favor of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

As of the Record Date, the Rollover Shareholders and our other directors and executive officers beneficially owned, in the aggregate, approximately 55.0% of the shares of Company Common Stock entitled to vote at the Special Meeting. If, as anticipated, the Rollover Shareholders and our other directors and executive officers vote all of their Shares in favor of adoption of the Merger Agreement, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other shareholders.

Contribution Agreement (see page 72 and Annex D)

Pursuant to a contribution agreement between the Rollover Shareholders and Parent, the Rollover Shareholders have agreed to contribute the Rollover Shares to Parent immediately prior to the Effective Time in exchange for shares of the common stock of Parent. It is currently expected that, immediately following the completion of the Merger, Messrs. Kibler and Antonson will each beneficially own approximately 50% of the outstanding common stock of Parent.

The contribution agreement will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. A copy of the contribution agreement is attached as Annex D to this Proxy Statement.

Directors and Executive Officers of the Company (see page 72)

Some of the directors and executive officers of the Company may have interests in the Merger that are different from, or in addition to, the interests of the Shareholders. These interests include:

•
our current directors and executive officers will receive continued indemnification, advancement of expenses and limitation of liability rights as currently in effect, and directors’ and officers’ liability insurance coverage under the terms of the Merger Agreement, in each case, applicable to the period prior to the completion of the Merger;

•
the executive officers of the Company and its subsidiaries immediately prior to the Merger will serve as executive officers of Parent, the Company and/or its subsidiaries following completion of the Merger; and

•
the directors and executive officers of the Company and/or its subsidiaries will be appointed to serve on the board of directors of Parent, the Company and/or its subsidiaries following completion of the Merger.

Procedures for Exchange of Shares of Common Stock for Merger Consideration (see page 83)

Promptly after the Effective Time, Parent or the Paying Agent (as defined below) will mail a transmittal letter to each record holder of Shares as of the Effective Time containing instructions with respect to how to exchange certificates representing Shares and uncertificated Shares for the Merger Consideration. Holders of Shares must wait until they receive such instructions to exchange their certificates representing Shares and uncertificated Shares for the Merger Consideration. Such holders will need to review carefully and complete such materials and return them as instructed along with their certificates representing Shares and uncertificated Shares. Holders of Shares should not attempt to surrender any certificates representing Shares or uncertificated Shares until they receive these instructions. If your Shares are held in “street name” by your bank or broker, you will not receive a letter of transmittal, but will receive instructions from your bank or broker as to how to receive the Merger Consideration in exchange for your Shares through your bank or broker.

Do not attempt to surrender any certificates representing shares of Common Stock or uncertificated shares of Common Stock until you receive a letter of transmittal from Parent or the Paying Agent or a communication from your bank or broker containing instructions for surrendering your certificates representing shares of Common Stock and uncertificated shares of Common Stock.

The Special Committee (see page 11)

The Board formed a special committee of independent directors (the “Special Committee”) to represent the interests of the Shareholders in connection with the Merger. The members of the Special Committee are Messrs. Walter Williamson, Brad James and Robert I. Scissors. Mr. Robert L. Scissors is the chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Mr. Scissors serves as a Company consultant in insurance related matters and Mr. Williamson serves as a Company consultant regarding trucking related matters. In 2010 and 2009, the Company paid consulting fees of $0.06 million and $0.05 million to Messrs. Williamson and Scissors, respectively, as compensation for such consulting services. Mr. Scissors is currently paid $1,000 per month for his consulting services.  Mr. James is a director, partner and significant shareholder of Seagate Transportation Services, Inc., a holder of shares of Common Stock, and shares the voting and dispositive authority with respect to 7,562 of these Shares with Messrs. Antonson and Kibler. For more information, please see the sections entitled “SPECIAL FACTORS — Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

The Special Meeting

See “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER” beginning on page 9 and “INFORMATION CONCERNING THE SPECIAL MEETING” beginning on page 76.

Recommendation of the Special Committee and the Board (see page 12)

The Special Committee unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders and recommended to the Board that it approve the Merger Agreement and the Merger and recommend that you adopt the Merger Agreement and approve the Merger.

The Board, acting upon the recommendation of the Special Committee, unanimously approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders.

The Board recommends that you (1) vote FOR adoption of the Merger Agreement and approval of the Merger and (2) vote FOR the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the Merger.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board (see page 12)

The Special Committee and the Board believe the Merger is both substantively and procedurally fair to, and in the best interests of, the Shareholders and the unaffiliated shareholders because, among other things:

•
the Merger Consideration of $1.43 per Share represents a 43% premium over the $1.00 per share closing price of our Common Stock on September 15, 2010 (the last trading day before Parent’s proposal to take the Company private for $1.17 per share was publicly disclosed) and a 46% premium over the volume weighted-average closing price of our Common Stock of $0.98 per share during the 30 trading days ending on that date;

•
the structure of the Merger as an all-cash transaction will allow the Shareholders to immediately realize certain and fair value, in cash, rather than remain as holders of shares in a thinly traded company;

•
the opinion of Cambridge Partners & Associates, Inc. that, as of September 16, 2010 and based upon and subject to the assumptions, qualifications and limitations described in its opinion, the Merger Consideration was fair, from a financial point of view, to the Shareholders, which opinion did not opine to the fairness of the Merger from a financial point of view specifically to the “unaffiliated shareholders,” as such term is defined under “— Position of the Acquiror Filing Persons as to the Fairness of the Merger to the Shareholders and the Unaffiliated Shareholders” below;

•	the structure of the Merger is an all-cash transaction by which all Shareholders will receive the same Merger Consideration per Share;

•	the Special Committee consists of independent directors, with the exception of Mr. James, and was appointed by the Board to represent the interests of the Shareholders in connection with the Merger;

•	the Special Committee retained and was advised by its own independent legal counsel;

•
the Special Committee reviewed and analyzed the history of the Company, the valuation and special factors related to American Interfidelity Exchange (“AIFE”), an insurance reciprocal that makes available and, at the election of certain related entities, provides insurance to certain of those entities;

•
the Special Committee engaged in extensive negotiations and deliberations in evaluating the Merger and the Merger Consideration which resulted in the offer price of the Rollover Shareholders increasing from $1.17 per Share to $1.38 per Share and ultimately to $1.43 per Share; and

•
holders of the shares of Common Stock that do not vote in favor of the adoption of the Merger Agreement and approval of the Merger or otherwise waive their dissenters’ rights will have the right under Indiana law to dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration.

Position of the Acquiror Filing Persons as to the Fairness of the Merger to the Shareholders and the Unaffiliated Shareholders (see page 73)

The Acquiror Filing Persons each believe that the Merger is both procedurally and substantively fair to the Company’s “unaffiliated shareholders,” by which we mean all of the Company’s shareholders excluding (1) the Rollover Shareholders, (2) our other directors and executive officers, and (3) to the extent that they own shares of our Common Stock, affiliates of the Company. The Rollover Shareholders’ belief is based upon their knowledge and analysis of the Company, as well as the other factors described under “SPECIAL FACTORS – Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board” and “SPECIAL FACTORS – Position of the Acquiror Filing Persons as to the Fairness of the Merger.”

Financing of the Merger (see page 73)

Parent estimates that the aggregate amount of financing necessary to complete the Merger and pay related fees and expenses is approximately $9.7 million. This amount is expected to be funded with debt financing through borrowings of $9.7 million under our $17.5 million revolving line of credit (the “Line of Credit”) with US Bancorp. At April 30, 2011, the unused availability under this Line of Credit was $10.7 million.  Gross proceeds of the at least $9.7 million under this Line of Credit is a condition to consummation of the Merger Agreement.

Material U.S. Federal Income Tax Consequences (see page 74)

Your receipt of the Merger Consideration will be a taxable transaction for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), and may be a taxable transaction for foreign, state and local income tax purposes as well. For U.S. federal income tax purposes, you generally will recognize capital gain or loss measured by the difference between the amount of cash you receive in the Merger and your adjusted tax basis in the Shares exchanged for the Merger Consideration. You should consult your own tax advisor regarding the U.S. federal income tax consequences of the Merger, as well as any tax consequences under state, local or foreign laws.

Conditions to the Merger (see page 86)

The completion of the Merger is subject to, among other things, satisfaction or waiver (to the extent waiver is permitted by the Merger Agreement and applicable law) of the following conditions:

•	receipt of the Shareholder Approval;

•	the absence of any laws or governmental orders that have the effect of making the Merger illegal, prohibited, or otherwise preventing the consummation of the Merger;

•	all necessary governmental notices, consents or orders must have been provided, made or obtained and be in full force and effect;

•	the accuracy, in all material respects as of the closing date of the Merger, of the representations and warranties of the parties to the Merger Agreement;

•	the performance, in all material respects, by the parties to the Merger Agreement of their respective obligations thereunder;

•
the transactions contemplated by the contribution agreement summarized above in this Summary Term Sheet under “Interests of Certain Persons in the Merger — Contribution Agreement” must have been completed;

•	the receipt by Parent of proceeds of at least $9.7 million under the Line of Credit with US Bancorp or upon terms that are at least as favorable to Parent;

•	the absence of any fact, event, change, development or set of circumstances that has had, individually or in the aggregate, a material adverse effect on the Company or Parent; and

•
the absence of holders of more than five percent (5%) of the Shares delivering written notice of intent to demand payment of their Shares in accordance with Section 23-1-44 of the Indiana Business Corporation Law (the “IBCL”).

No Solicitation (see page 89)

Subject to the exceptions discussed below in the section entitled “THE MERGER AGREEMENT— No Solicitation,” the Company has agreed that neither it nor its subsidiaries will:

•	initiate, solicit, or knowingly encourage any inquiries or the making of any proposals or offers that constitute or may reasonably be expected to lead to any Company acquisition proposal; or

•
enter into or engage in any negotiations or discussions concerning a acquisition proposal (other than to state only that they are not permitted to have discussions) or otherwise cooperate with, assist, participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations, or provide access to its properties, books and records or any confidential information or data to any person or entity relating to a Company acquisition proposal.

Termination of the Merger Agreement (see page 90)

The Merger Agreement may be terminated before the Merger is consummated, whether before or after approval by the Company’s shareholders, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur. The Merger Agreement may be terminated:

•	by either the Company or Parent if:

•	the Merger has not been consummated on or before May 31, 2011;

•	the Company’s shareholders fail to adopt the Merger Agreement and approve the Merger; or

•
any governmental entity of competent jurisdiction issues or enters into an injunction or similar legal restraint or order permanently enjoining or otherwise prohibiting the consummation of the Merger and such injunction, legal restraint or order shall have become final and non-appealable;

•	by Parent if:

•
the Special Committee or the Board (1) changes its recommendation with respect to the Merger in favor of a superior proposal (as defined in the Merger Agreement) or (2) adopts an alternative Company acquisition proposal;

•	the Company or any of its representatives materially breaches any of its obligations described above under “— No Solicitation”; or

•
the Company fails to cure within the applicable cure period set forth in the Merger Agreement (1) any breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement;

•	by Company if:

•
Parent or Merger Sub fails to cure within the applicable cure period set forth in the Merger Agreement (1) any material breach of any of their respective covenants or agreements under the Merger Agreement or the Voting Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement; or

•	the Company provides written notice to Parent in connection with entering into a definitive agreement to effect a superior proposal (as defined in the Merge Agreement).

Expenses of the Merger (see page 91)

Each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, incurred in connection with their respective obligations under the Merger Agreement. However, under certain circumstances a party may be required to reimburse the other for the expenses and costs it incurs in connection with the Merger.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

Q.       When and where is the Special Meeting?

A.	The Special Meeting to vote on the Merger will be held at the Company’s corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385, on ________, 2011, at ________ local time.

Q.       What matters will be considered and voted on at the Special Meeting?

A.	At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the Merger.

Q.       What will I receive in the Merger?

A.	For each share of Company Common Stock owned, Shareholders will receive $1.43 in cash, without interest less any applicable withholding taxes.

Q.	How does the Board of Directors recommend that I vote on the merger proposal?

A.
After careful consideration, the Board unanimously recommends that you vote FOR the adoption of the Merger Agreement and approval of the Merger. See the sections entitled “SPECIAL FACTORS — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Q.       How many shares of Common Stock must be present to hold the Special Meeting?

A.
The presence, either in person or by proxy, of a majority of the outstanding Shares entitled to vote at the Special Meeting (7,419,329 Shares) is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Q.       What vote is required to approve the Merger?

A.
Under Indiana law, adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting (the “Shareholder Approval”). The Rollover Shareholders beneficially own approximately 53% of the outstanding Shares entitled to vote at the Special Meeting and have agreed to vote all the Shares they beneficially own in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders, the presence of a quorum at the Special Meeting is assured.  If, as anticipated, the Rollover Shareholders vote all of their Shares in favor of adoption of the Merger Agreement, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other shareholders.  Adoption of the Merger Agreement by the majority of our Shareholders is not required under either Indiana law or the Merger Agreement.

Q.       What do I need to do now?

A.
Please vote by following the instructions on the enclosed proxy card or complete, sign, date and promptly return the enclosed proxy card to ensure that your Shares will be voted at the Special Meeting.

Q.       What rights do I have if I oppose the Merger?

A.
Shareholders who oppose the Merger may dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration, but only if they comply with the procedures explained in the section entitled “RIGHTS OF DISSENTING SHAREHOLDERS” and Annex E to this Proxy Statement.

Q.       Who can vote on the Merger?

A.	All shareholders of record as of the close of business on ________, 2011 will be entitled to notice of, and to vote at, the Special Meeting.

Q.       How do the directors and executive officers of the Company intend to vote?

A.
Each of the directors and executive officers of the Company has advised us that he currently plans to vote all of his Shares, and the Shares held by any of his affiliates over which he exercises voting control, in favor of the adoption of the Merger Agreement and approval of the Merger.

Q.       If I am in favor of the Merger, should I send my Share certificates now?

A.	No. If the Merger is consummated, Parent or the Paying Agent will send you a transmittal form and written instructions for exchanging your Share certificates.

Q.	If my Shares are held in “street name” by my bank or broker, will my bank or broker vote my Shares for me?

A.
Your bank or broker will vote your Shares ONLY if you instruct your bank or broker on how to vote. You should follow the voting instructions provided by your bank or broker regarding how to vote your Shares.

Q.	May I change my vote after I have submitted a proxy?

Yes, you may change your vote after you have submitted a proxy by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company’s Secretary at our corporate offices before the start of the Special Meeting or attending the Special Meeting and voting in person. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting.

Q.	When is the Merger expected to be completed?

A.
The Company is working toward completing the Merger as quickly as possible and currently expects that the Merger will be completed in the third quarter of 2011. If the Merger Agreement is adopted and the Merger is approved, the Company expects the closing will occur as promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement.

Q.	What are the U.S. federal income tax consequences of the Merger to me?

A.
The cash you receive for your Shares generally will be taxable for U.S. federal income tax purposes to the extent the cash received exceeds your adjusted tax basis in your Shares. For more detailed information regarding the U.S. federal income tax consequences to shareholders, see the section entitled “SPECIAL FACTORS — Federal Income Tax Consequences of the Merger.”

Q.	Who can answer my questions?

A.
If you have questions about the Merger or would like additional copies of this Proxy Statement, you should contact US 1 Industries, Inc., 366 West US Highway 30, Valparaiso, Indiana 46385, Attn: Secretary, or by phone at (219) 476-1300.

SPECIAL FACTORS

Background

For several years, the Company has questioned whether it was of a sufficient size to justify the costs attendant to being a publicly traded company, including the costs to comply with the requirements of the SEC.  The Company’s cost attendant to being a public company for fiscal year ended 2010 was approximately $300,000. However, Messrs. Kibler and Antonson, who have been the Company’s largest shareholders since 1991, hoped that remaining public would provide them with the opportunity at some point in time to sell their Shares.  When the price per share of the Company’s Common Stock fell below $1.00 during 2008, Messrs. Kibler and Antonson recognized that it was unlikely that the market for the Company’s Common Stock would at any time in the foreseeable future be sufficiently robust to provide meaningful liquidity for them or for the Company’s other shareholders. Messrs. Antonson’s and Kibler’s belief that it is unlikely the market for the Company’s Common Stock will be robust is based on their knowledge of the history of the Company. Specifically, the market for the Common Stock has not been robust within the Company’s history, with the market for the Company’s Common Stock during the past five years ranging from $0.52 per share to $2.30 per share.  In 35 of the 65 months since January 1, 2006, the average closing price has been less than the $1.43 per share Merger Consideration, and prior to the amount of the proposed transaction, the closing price had not exceeded the $1.43 per share Merger Consideration in only one of the prior 30 months.  Moreover, the average monthly volume since January 1, 2006, has been less than 9,200 shares per month. Messrs. Antonson and Kibler believe that there is therefore no benefit to being publically owned.

In July 2010, Messrs. Kibler and Antonson approached the other members of the Board and advised them that they believed it was in the best interest of the Company and its shareholders for the shares of the Shareholders to be purchased by Messrs. Kibler and Antonson.  Messrs. Kibler and Antonson believed that the price of the Common Stock was artificially high because of what they perceived as their below market compensation and uncompensated financial support for the Company, which together resulted in lower expenses and higher profit, and thereby was not sustainable. For instance, in 2010, 2009 and 2008, Mr. Kibler was paid $100,100, $104,000, and $97,315, respectively.  Mr. Antonson was paid about the same amount.  Neither received any contributions to retirement plans, bonuses or equity awards.  On average, their total compensation was $100,000 per year for each of them during this period.  By comparison, the average total compensation for the two highest paid executives at Landstar System Inc. was $3.3 million and $1.1 million.  While Landstar is much larger and more profitable than the Company, and while no comparison with one or even a few other non-asset based trucking companies can provide a complete basis for comparison, this comparison does highlight the low levels of compensation currently paid to Messrs. Kibler and Antonson.  In turn, this means that the Company’s expenses are artificially low and net income artificially high. Messrs. Kibler and Antonson offered to pay $1.17 per share. Messrs. Antonson and Kibler did not perform or engage a financial advisor to perform any independent valuation or other analysis to assist them with this offer and the offer was not based upon any studies or other materials, but was based upon the judgment of Messrs. Antonson and Kibler. Messrs. Antonson and Kibler urged the independent directors to form a special committee to consider the offer.  Following these discussions, the Board met on September 24, 2010 and appointed the Special Committee.  The Special Committee interviewed several law firms and ultimately retained Bose McKinney & Evans LLP (“Bose McKinney”) on September 30, 2010 to advise it.  Shortly thereafter, the Special Committee interviewed several potential financial advisors and retained Cambridge Partners & Associates, Inc. (“Cambridge Partners”) to advise it as well.

With the assistance of Bose McKinney and Cambridge Partners, the Special Committee considered the offer at a telephonic meeting held on November 8, 2010, at which all the members of the Special Committee and its independent counsel were present.  Based upon this consideration, Messrs. Kibler and Antonson were informally advised by Cambridge Partners that their offer price of $1.17 per share was below the fair value of the Company and would not be acceptable to the Special Committee.  In addition, Messrs. Kibler and Antonson were informed that the Special Committee did not believe that the original offer reflected the Company’s potential interest in AIFE.  AIFE is a reciprocal insurer that provides certain of the Company’s subsidiaries with their primary insurance coverage. The Company arranged for the Special Committee to receive financial information regarding AIFE and also advised the Special Committee of the Company’s prior exploration of ways in which the Company could capitalize upon AIFE.  Specifically, the Company hoped that AIFE could pay a dividend to its insureds, including the Company’s subsidiaries.  The Company determined, however, that under the reciprocal insurance model – which is rare and with respect to which there is no meaningful legal guidance in Indiana – it was not clear which insureds (e.g., present insureds as compared to present and prior insureds together) would even be entitled to receive a dividend or if the Indiana Department of Insurance would approve the payment of a dividend.  The Company also considered whether converting AIFE into a different form of insurance company, e.g., a mutual insurer, would be better for the Company, but there was no precedent for conversion of a reciprocal insurer, and the Company concluded that it would be impracticable. The Company advised the Special Committee that none of its efforts to capitalize upon AIFE had been successful and, moreover, due to AIFE’s need to maintain adequate capital in order to obtain reinsurance at cost-effective rates, the Company did not believe the opportunity to capitalize upon AIFE was significant.  All of these communications were on an informal basis and no direct meetings were held to convey this information.  Certain of the information was gained through telephonic discussions of Special Counsel to the Special Committee with present counsel to AIFE and with former counsel to AIFE.  Special Counsel shared the results of those discussions with both the Special Committee and with Cambridge Partners.  In addition, Special Counsel to the Special Committee has represented insurance reciprocals in the past, although he has never represented AIFE, and he also practices before the Indiana Department of Insurance (“IDOI”) and is therefore familiar with IDOI procedures and policies.  All of that information was shared with both AIFE and the Special Committee.   The Special Committee requested advice concerning the regulatory constraints under the Indiana Insurance Code regarding distributions to members from an Indiana reciprocal and were informed that significant regulatory restrictions applied to any distribution. The Special Committee studied information related to the earlier rehabilitation order entered against AIFE by the Indiana Department of Insurance and AIFE’s release from rehabilitation several years later.  The Special Committee also reviewed information previously provided to AIFE that indicated the extent of difficulty in reorganizations of reciprocals.  The Special Committee met by telephone conference call on November 12, 2010, November 15, 2010 and November 22, 2010 to discuss a possible valuation of AIFE, review AIFE financial statements, review the sales volume by category of insurance product and purchaser and possible attribution of any value of AIFE to the Company.  All members of the Special Committee and its counsel participated in each of those meetings.  At the November 15, 2010 meeting, the Special Committee determined that it was appropriate to engage Cambridge Partners to analyze the possible value of AIFE to the Company.  On December 7, 2010, a Special Committee meeting was held telephonically in which all of the members of the Special Committee and its counsel participated.  At that meeting a conference call was held with Cambridge Partners for the purpose of discussing the analysis of the Company and the possible additional valuation of AIFE and the addition of value to the Company to reflect the possible attribution of value of AIFE.  Cambridge Partners stated that as with any valuation, a range of possible fair values existed, but did not specify that range. In addition, Cambridge Partners indicated that they had not prepared an analysis of AIFE and that any value of AIFE was not included in what Cambridge Partners would consider within their current range of fair value of the Company.  The Special Committee determined that a valuation of AIFE was essential and scheduled an additional meeting to discuss that issue.  A Special Committee meeting was held telephonically on December 9, 2010 and was attended by each of the members of the Special Committee, its independent counsel and was also attended by Mr. Antonson.  The Special Committee advised Mr. Antonson that an analysis of AIFE was essential and that it intended to retain Cambridge Partners to prepare that analysis and incorporate that analysis into its overall fairness opinion with regard to the transaction.  Mr. Antonson concurred and agreed to meet with Cambridge Partners to provide all needed information.

The Special Committee formally requested Cambridge Partners to assess the potential value of AIFE and to recommend whether the offer price adequately reflected that value.  Much of the information provided to Cambridge consisted of non-public documents, which addressed a number of areas related to indications of value. The document included internal financial statements which were used to measure the performance of the Company and AIFE as well as assessing an allocable percentage of AIFE to attribute to the Company.  Asset/liability account details were provided and reviewed.  These include accounts receivable agings, debt term sheets, listings of non-operation assets, working capital analysis, all of which were used by Cambridge to reflect adjustment to indications of value.  Cambridge Partners was provided prior valuation reports regarding prior acquisitions and impairments, although the information was considered dared and given very little weight.  A liquidation and net asset value analysis was provided by the Company for US 1 and a current actuarial report was obtained for AIFE.  The actuarial report allowed Cambridge Partners to assess the adequacy of the AIFE reserves and therefore was indication of the value of AIFE as an insurer.  Cambridge Partners also reviewed certain legal/contractual agreements including the consent agreement pursuant to which AIFE was released from rehabilitation, the attorney in fact agreement for the management of AIFE and the Patriot Logistics Option Agreement which grants Patriot’s president the option to acquire Patriot at its book value.  Cambridge Partners also was provided, and reviewed,  comparison sheet of comparable companies, a letter regarding the initial going-private transaction offer, a letter from a shareholder regarding certain concerns related to valuation of AIFE and attribution, listing of the Company’s top 20 customers, business allocations as a percent of AIFE which are used to determine distributions to members of reciprocal insurers (such as AIFE) based on the percentage of premiums or underwriting profits and the most current available A.M. Best reports.  All of these documents were utilized by Cambridge Partners in analyzing the Company and AIFE to reach indications of value for the Company, including the attribution of its interest in AIFE.  Following completion of that analysis, Cambridge Partners informally informed the Special Committee and Messrs. Antonson and Kibler of the results of that analysis and the offer was increased to $1.38 per share.  Cambridge Partners was provided with and reviewed management’s budget forecasts.  Cambridge Partners also was provided third party opinions which relate to valuations of certain underlying subsidiaries in the past for various purposes, which were deemed not relevant to the subject analysis.  Based on review of the actuarial report for the year ended December 31, 2009 and discussions with the actuary, AIFE’s incurred but not reported (“IBNR,” which reflects incidents which have occurred but have not yet been reported to the insurer).  The actuarial report stated that the reserves appear reasonable on both a net and a direct & assumed basis.  In addition, AIFE’s balance sheet appears to show adequate capitalization.  According to A.M. Best reports, in July, 2009, the financial strength of AIFE was raised to A- (Excellent) from B++ (Good) and credit rating to “a-“ from “bbb,“ with the outlook considered stable.  The A.M. Best report showed an improving pattern of financial strength since AIFE emerged from rehabilitation in 2001. A preliminary liquidation analysis of the Company, as of June 2010, was provided by management, although no weight was given in the analysis as an established cash flow positive business such as the Company would derive more value from operations than if closed.

As part of its fairness assessment, Cambridge Partners examined historical market prices, as well as, the net book value ($1.24 per share), going concern value, liquidation value ($0.80 per share), prior transactions of the Company’s Common Stock and related businesses.  In general, given the fact that the Company’s Common Stock is thinly traded, market indications from public trades were less reliable; as of the date of the fairness opinion, trade activity had been on the upswing since the end of 2008.  At the current $1.43 per share Merger Consideration, the offering reflects a 43% premium to the September 15, 2010 pre-announcement closing price and an approximately 55% premium to the 52-week trading day volume-weighted average closing price.  Book value is less meaningful, however, the offering price reflects a 9% premium over book.  A liquidation value is not appropriate and given no weight in the assessment of a cash flow positive business.  Finally, there were no prior independent third-party transactions of the Company Common Stock other than internal transactions (convertible debt, share compensations, etc.); internal transactions, in general, approximated average quoted market prices as of the date of the fairness opinion. The above referenced internal transaction consisted of: (i) shares granted in 2005 to the Company’s CEO and CFO at price of $1.32 per share, (ii) repurchase of treasure shares by the Company in 2007 at $1.60 per share and (iii) the exercise of the conversion feature of convertible debt held by the CEO and CFO in 2007 at $1.48 per share.

A Special Committee meeting was held telephonically on January 5, 2011 to consider the revised offer.  All of the Special Committee members and its independent counsel participated in the meeting.  The Special Committee considered the revised offer of $1.38 per share, the information provided by Cambridge Partners regarding the analysis of the Company, the analysis of AIFE and the attribution of an appropriate portion of the value of AIFE to the value of the Company.  Following a discussion of the matter the Special Committee approved the offer and directed the Chairman to the Committee to report the results of its consideration to the Board of Directors of the Company.

At a Board of Directors meeting to consider that offer, an independent director who was not on the Special Committee questioned whether the offer price fairly reflected the value of a parcel of real estate occupying a truck terminal owned by one of the Company’s subsidiaries located at 3839 W. Buckeye Rd., Phoenix, Arizona 85009.  The $1.38 offer was not accepted pending further review of the real estate issue.

The Special Committee directed its independent counsel to consult with Cambridge Partners to determine what value had been placed on the parcel of real estate in question.  Cambridge Partners determined that it would discuss the matter with Company officials.  Following those discussions, Cambridge Partners informed the Special Committee, through its independent counsel, and Messrs. Antonson and Kibler that as the result of a misunderstanding regarding the property in question, its value had not been properly included in the analysis of the Company. Cambridge Partners’ initial interview with Company management led Cambridge Partners to believe that the subject real property was offered for sale with an estimated value in excess of its carrying amount on the books.  Given that the methodologies used to value the underlying business of the Company, the valuation implicitly included the contribution from the real property at less than the offered amount, an upward adjustment was justified.  Cambridge Partners informed Messrs. Antonson and Kibler as well as independent counsel to the Special Committee of its revised analysis of the additional value of the Company. Following those discussions, the offer was revised to $1.43 per share of Company Common Stock.

When Cambridge Partners factored in its AIFE analysis as well as the ownership of the real estate in question, Cambridge Partners indicated that it believed a price of $1.43 per share of Company Common Stock would be fair.  After further discussions, the Acquiror Filing Persons formally agreed to increase the price they would pay to $1.43 per share.  A telephonic meeting of the Special Committee was held on January 17, 2011 to formally consider the revised offer in light of information provided by Cambridge Partners and discussions of independent counsel to the Special Committee with officials of Cambridge Partners.  All members of the Special Committee and its independent counsel participated in the meeting.  The Special Committee approved the revised offer of $1.43 per share and the Chairman of the Special Committee was directed to convey that recommendation to the Board of Directors of the Company.

As part of the negotiations, the Special Committee considered whether a “majority of the minority” condition should be included in the Merger Agreement.  A “majority of the minority” condition would provide that in order to be approved, the Merger Agreement would require the approval of a majority of the shareholders other than Messrs. Kibler and Antonson, thereby confirming that the transaction was satisfactory to those shareholders.  Messrs. Kibler and Antonson would not agree to that condition.  They advised the Special Committee that were such a condition included and the transaction not approved, it was their intent to abandon the transaction and ask that the business relationship between them and the Company be modified to reflect market-based terms. This would include both substantial increases in their rates of compensation (rather than the below market compensation that had been receiving for many years) and compensating them for the personal guarantees that they provide to the Company’s lender.  Messrs. Kibler and Antonson believe that the consequence of this would be to decrease the income of the Company and reduce the share price of the Company substantially, possibly below $1.00 per share.  They did not believe that this was in the best interests of the Company or its shareholders. Messer Kibler and Antonson did not make a request for a specific amount of compensation, nor did they (or the Company) ever obtain third-party advice with respect to what would be market-based terms for their compensation.  However, Messrs. Antonson and Kibler each earns $100,000 per year, does not receive regular grants of equity, and receives no meaningful employee benefits or perquisites, and the Special Committee recognized that this rate of compensation was likely well below market rates for a company with sales of over $210 million.

Recommendation of the Special Committee and the Board

The Special Committee unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and its Shareholders and recommended to the Board that it approve the Merger Agreement and the Merger and recommend that you adopt the Merger Agreement and approve the Merger.

The Board, acting upon the recommendation of the Special Committee, unanimously approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and its Shareholders.

The Board recommends that you (1) vote FOR adoption of the Merger Agreement and approval of the Merger and (2) vote FOR the adjournment of the Special Meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement and approve the Merger.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board

The Special Committee was formed to represent the interests of the Shareholders. The Special Committee was not formed to act solely on behalf of our unaffiliated shareholders, and an unaffiliated representative was not retained to act solely on behalf of such shareholders for purposes of negotiating a transaction or preparing a report concerning the fairness of the transaction, specifically since the transaction is structured as an all-cash transaction and all Shareholders will receive the same Merger Consideration per Share. Nevertheless, the Special Committee believes, for the reasons set forth below, that the Merger is both substantively and procedurally fair to our unaffiliated shareholders and is in the best interests of our Shareholders generally. It further believes that sufficient procedural safeguards were and will be present to ensure the fairness of the Merger to our unaffiliated shareholders.

The Special Committee and the Board believe the Merger is both substantively and procedurally fair to, and in the best interests of, the Shareholders and the unaffiliated shareholders because, among other things:

•
the Merger Consideration of $1.43 per Share represents a 43% premium over the $1.00 per share closing price of our Common Stock on September 15, 2010 (the last trading day before Parent’s proposal to take the Company private for $1.17 per share was publicly disclosed) and a 46% premium over the volume weighted-average closing price of our Common Stock of $0.98 per share during the 30 trading days ending on that date;

•
the structure of the Merger as an all-cash transaction will allow the Shareholders to immediately realize certain and fair value, in cash, rather than remain as holders of shares in a thinly traded company;

•
the opinion of Cambridge Partners & Associates, Inc. that, as of September 16, 2010 and based upon and subject to the assumptions, qualifications and limitations described in its opinion, the Merger Consideration was fair, from a financial point of view, to the Shareholders, which opinion did not opine to the fairness of the Merger from a financial point of view specifically to the “unaffiliated shareholders”;

•	the structure of the Merger is an all-cash transaction by which all Shareholders will receive the same Merger Consideration per Share;

•
the Special Committee consists of independent directors, with the exception of Mr. James, and was appointed by the Board to represent the interests of the Shareholders in connection with the Merger;  Mr. James is a director, partner and significant shareholder of Seagate Transportation Services, Inc., a holder of shares of Common Stock, and shares the voting and dispositive authority with respect to 7,562 of these Shares with Messrs. Antonson and Kibler;

•	the Special Committee retained and was advised by its own independent legal counsel;

•
the Special Committee reviewed and analyzed the history of the Company, the valuation and special factors related to AIFE, an insurance reciprocal which makes available and, at the election of the insured, provides insurance to certain of the Company’s related entities;

•
the Special Committee consists of individuals who are very familiar with the history of the Company, the competitive nature of the transportation industry,  the trading patterns of  the Company’s Common Stock , and historical and regulatory issues related to AIFE;

•
the Special Committee engaged in extensive negotiations and deliberations in evaluating the Merger and the Merger Consideration which resulted in the offer price of the Rollover Shareholders increasing from $1.17 per Share to $1.38 per Share and ultimately to $1.43 per Share; and

•
holders of the shares of Common Stock that do not vote in favor of the adoption of the Merger Agreement and approval of the Merger or otherwise waive their dissenters’ rights will have the right under Indiana law to dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration.

Purposes and Structure of the Merger

The statements in this section are made solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

The Company

The Company’s purpose for engaging in the transactions contemplated by the Merger Agreement is for the Shareholders to immediately realize the value of their investment in the Company through their receipt of the Merger Consideration of $1.43 per Share in cash less any applicable withholding taxes. The Company shareholders considered similar transactions in the past, but always had been hopeful that the Company’s stock price would rise to a level that they considered appropriate.  Since it did not (it has been in the range of $0.52 to $1.59 between January 2009 and September 2010) and given the respective ages of Messrs. Kibler and Antonson of 70 and 71, they decided that they needed to proceed with the transaction at the current time. The determination to proceed with the Merger at this time affords the Shareholders an opportunity to dispose of their Shares at a significant premium over recent market prices.

The Company considered alternative structures to the Merger, including (1) a first-step tender offer followed by a second-step, long-form merger, (2) first-step tender offer followed by a second-step, short-form merger, and (3) a reverse stock split. The transaction was structured as a cash merger, however, to accomplish the transaction in a single step. Each of these three options generates the exact same result.  However, options (1) and (2) would require the Company to incur the additional costs attendant to a second step in a transaction. Further, under Indiana law a merger would give the Shareholders the opportunity to exercise dissenters’ rights, whereas a reverse stock split would not.

Acquiror Filing Persons

For Parent and Merger Sub, the purpose of the Merger is to effect the transactions contemplated by the Merger Agreement. For the Rollover Shareholders, the purpose of the Merger is to allow them to own equity interests in the Company and to bear the rewards and risks of such ownership after the shares of Company Common Stock cease to be publicly traded. The Acquiror Filing Persons believe that it is best for the Company to operate as a privately held entity to allow the Company to focus on its long-term growth and continuing improvements to its business absent the regulatory burden imposed upon public companies, the distractions caused by the public equity market’s valuation of the Company Common Stock and certain competitive disadvantages relative to its competitors and peer companies, most of which are privately held or divisions of public companies that do not report them as separate segments.

The Acquiror Filing Persons believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to acquire all of the outstanding shares of Company Common Stock at the same time, (2) represents an opportunity for the Company’s Shareholders to receive fair value for their Shares, and (3) allows the Rollover Shareholders to maintain their investment in the Company.

The Acquiror Filing Persons did not consider any alternatives for achieving these purposes, as the Acquiror Filing Persons are unaware of any alternative that would allow our Shareholders to retain their ownership in the Company yet at the same time eliminate the Company’s obligations to file reports under the Exchange Act. The Acquiror Filing Persons have undertaken to pursue the transaction at this time in light of the opportunities they perceive to strengthen the Company’s competitive position, strategy and financial performance under a new form of ownership and capital structure. For example, this will enable the Company to enter into contracts with customers and not be obligated, where those contracts are material to the Company, to disclose the terms of those contracts to competitors in public filings.  Similarly, it will permit the Company to use its equity securities in creative ways, such as through funding joint ventures with agents, that as a public company would be difficult to do given the registration and other requirements.

On April 15, 2011, the Rollover Shareholders received an informal offer to purchase the all of the shares of Common Stock beneficially owned by the Rollover Shareholders for $1.39 per share, the market value per share as of the offer date. The Rollover Shareholders rejected this offer as they were not interested in disposing of their shares at the offered amount.

Position of the Acquiror Filing Persons as to the Fairness of the Merger

Under the rules governing “going private” transactions, the Acquiror Filing Persons are required to  express their beliefs as to the substantive and procedural fairness of the Merger to the Company’s unaffiliated shareholders. The Acquiror Filing Persons are making the statements included under this caption and with regard to the unaffiliated shareholders solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Acquiror Filing Persons’ views as to the substantive and procedural fairness of the proposed Merger are not intended and should not be construed as a recommendation to any Shareholder as to how to vote on the proposal to adopt the Merger Agreement or any proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement.

        The Acquiror Filing Persons believe the interests of the Company’s unaffiliated shareholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. The Rollover Shareholders were not members of the Special Committee and did not participate in the Special Committee’s unanimous recommendation to the full Board that the Board approve the Merger Agreement and the Merger. The Rollover Shareholders, who also serve as  members of the Board, abstained from the vote regarding the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The Rollover Shareholders found persuasive the conclusions and unanimous recommendations of the Special Committee and those members of the Board who are not Rollover Shareholders, as to the substantive and procedural fairness of the Merger to the Company’s Shareholders, as described under “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.” Although, as described in “—Background,” Mr. Antonson participated in a telephonic meeting with the Special Committee and its independent financial advisor regarding the necessity of analyzing AIFE in connection with the independent financial advisor’s fairness opinion and agreed to meet with the Special Committee’s independent financial advisor to provide any necessary information regarding AIFE, none of the Rollover Shareholders, in their capacities as such, received any advice from the Special Committee’s independent legal or financial advisors as to the fairness of the Merger.  Neither Parent nor Merger Sub participated in the deliberations of the Special Committee regarding, or received advice from the Special Committee’s independent legal or financial advisors as to, the substantive or procedural fairness of the Merger to the unaffiliated shareholders.

       The Acquiror Filing Persons believe the Merger is substantively and procedurally fair to the Company’s unaffiliated shareholders on the basis of the factors described below. However, none of the Rollover Shareholders, Parent or Merger Sub have performed or engaged a financial advisor to perform any independent valuation or other analysis for them to assist them in assessing the substantive and procedural fairness of the Merger to the unaffiliated shareholders.

In making their determination that the Merger is substantively fair to the unaffiliated shareholders, the Acquiror Filing Persons considered the following material positive factors, among others:

•           the Merger Consideration of $1.43 per Share represents a 43% premium over the $1.00 per share closing price of our Common Stock on September 15, 2010 (the last trading day before Parent’s proposal to take the Company private for $1.17 per share was publicly disclosed) and a 46% premium over the volume weighted-average closing price of our Common Stock of $0.98 per share during the 30 trading days ending on that date;

•           the structure of the Merger as an all-cash transaction will allow the Shareholders to immediately realize certain and fair value, in cash, rather than remain as holders of shares in a thinly traded company;

•           the structure of the Merger is an all-cash transaction by which all Shareholders will receive the same Merger Consideration per share;

•           the opinion of Cambridge Partners & Associates, Inc. that, as of September 16, 2010 and based upon and subject to the assumptions, qualifications and limitations described in its opinion, the Merger Consideration was fair, from a financial point of view, to the Shareholders;

•           the Special Committee consists of independent directors, with the exception of Mr. James, and was appointed by the Board to represent the interests of the Shareholders in connection with the Merger;

•           the Special Committee retained and was advised by its own independent legal counsel;

•           the Special Committee reviewed and analyzed the history of the Company, the valuation and special factors related to AIFE, an insurance reciprocal which makes available and, at the election of the insured, provides insurance to certain of the Company’s related entities;

•           the Special Committee consists of individuals who are very familiar with the history of the Company, the competitive nature of the transportation industry,  the trading patterns of  the Company’s Common Stock , and historical and regulatory issues related to AIFE;

•           the Special Committee engaged in extensive negotiations and deliberations in evaluating the Merger and the Merger Consideration which resulted in the offer price of the Rollover Shareholders increasing from $1.17 per Share to $1.38 per Share and ultimately to $1.43 per Share; and

•           holders of the shares of Common Stock that do not vote in favor of the adoption of the Merger Agreement and approval of the Merger or otherwise waive their dissenters’ rights will have the right under Indiana law to dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration.

Fairness Opinion of Cambridge Partners

Following the establishment of the Special Committee, the committee members immediately began a search for a qualified independent valuation firm to assist in the valuation of the offer for the Shares and the fairness of that offer, including the issuance of a fairness opinion.

The Special Committee sought recommendations from several sources it believed were knowledgeable and experienced in dealing with valuation consultants.  The Special Committee received several recommendations and performed a preliminary review of each of the recommended possible valuation firms.  Following the initial review, each firm was interviewed and additional background analysis was performed.  Several of the firms appeared to be qualified and experienced.  The Special Committee attempted to locate a firm that had expertise in the trucking, transportation or logistics area.  The Special Committee also was interested in a valuation firm that had issued fairness opinions, had sufficient capacity to perform the valuation in a timely manner, had sufficient depth of knowledgeable and experienced staff members to be able to adequately perform an evaluation and assist the Special Committee in understanding the valuation of the Company and the fairness of the acquisition offer.  While not a controlling factor, the Special Committee was also interested in valuation firms which were located within a reasonable distance of the headquarters of the Company.

During the interview and research process, the Special Committee learned that Cambridge Partners & Associates, Inc. (“Cambridge Partners”) has been a full service consulting firm specializing in complex valuation business for many years.  Included in the services provided are analyzing companies, stock values, transactions and providing fairness opinions.  Cambridge Partners has a staff of approximately twenty persons, more than half of whom are valuation professionals.  The Special Committee reviewed the valuation professionals, determined that they are very experienced, have appropriate education and work experience backgrounds.  Many of the valuation professionals have earned master of business administration degrees.  The valuation professionals are also members of, and hold designations from, several professional valuation societies including the American Society of Appraisers, the Business Valuation Association and Certified Financial Analysts.  The Special Committee made inquiry into the transportation background and knowledge of Cambridge Partners and learned that it had performed other trucking valuations and had excellent background and industry knowledge regarding the ground transportation industry.  The Special Committee also learned that Cambridge Partners had very recently completed a valuation of another trucking company and had gathered significant industry information and expertise regarding the valuation of trucking related companies.  The management of Cambridge Partners indicated that it could assemble a team to analyze the Company, provide the valuation in a timely manner, review the offer to purchase the Company, issue a fairness opinion regarding the offer and provide any other services that might be necessary to assist the Special Committee in reviewing the proposed Merger.  Cambridge Partners is located in the Chicago vicinity and thus is in the general geographic area of the headquarters of the Company.

Based on the above analysis, the Special Committee determined to retain the services of Cambridge Partners to assist in the analysis of the proposed transaction and to render an opinion as to the fairness, from a financial point of view, to the Shareholders of the Merger Consideration to be received by such holders pursuant to the Merger Agreement.  The fairness opinion of Cambridge Partners did not opine to the fairness of the Merger from a financial point of view specifically to the "unaffiliated shareholders."  The Special Committee requested that Cambridge Partners submit an engagement letter to memorialize the terms of the engagement.  Cambridge Partners submitted an engagement letter dated October 7, 2010, which was ultimately executed by the Company.  The engagement letter provided that Cambridge Partners would render an opinion as to the fairness, from a financial point of view, of the then proposed transaction.  The engagement letter provided that Cambridge Partners was not becoming a fiduciary of any party and that its fairness opinion was not to be construed as a recommendation to the Board of Directors, any security holder or any other person.  The engagement letter further provided the scope and limitations of its duties in connection with rendering the fairness opinion.  Under the terms of the engagement letter, Cambridge Partner’s entire fee was to be paid upon execution of the engagement letter and none of that fee was contingent in any way upon the conclusions Cambridge Partners might draw in connection with the proposed transaction.  The engagement letter also obligated the Company to indemnify Cambridge Partners and any director, officer, employee, subcontractor or agent from any and all liabilities, cost and expenses (including attorney’s fees) incurred by reason of or in any way relating to Cambridge Partners’ engagement with the Company.   All expenses incurred by Cambridge Partners were to be submitted to and reimbursed by the Company following completion of the engagement.  Following the initial financial analysis of the Company, it was determined that because of the attribution to the Company of its allocable interest in AIFE, it would be necessary to perform a financial analysis of AIFE in order for Cambridge Partners to render a fairness opinion regarding the proposed transaction.  Since the financial analysis of AIFE was not within the scope of the October 7, 2010 engagement letter, it was necessary to enter into an addendum to the engagement letter for the analysis of AIFE.  An addendum to the initial engagement letter dated December 8, 2010 (the “Addendum”) was entered into.  The Addendum provided that Cambridge Partners would provide an estimate regarding the attribution of the value of the Company’s interest in AIFE, provided the scope and limitations of Cambridge Partner’s duties in connection with that valuation analysis and provided for a revised fairness opinion which would incorporate the Company’s allocable interest in AIFE.  The Addendum provided for an additional fee based on the amount of time expended in connection with the financial analysis of AIFE and the modification of the fairness opinion in light of the attribution of the Company’s allocable interest in AIFE.  Pursuant to the engagement letter with Cambridge Partners, as amended by the Addendum, the total amount of fees to paid to Cambridge Partners for its services described herein were approximately $92,000.

At the meeting of the Special Committee on January 5, 2011, Cambridge Partners rendered its opinion in draft form, which was confirmed through discussions, that, as of September 16, 2010, and based upon and subject to the assumptions, qualifications and limitations described in the Cambridge Partners opinion, the Merger Consideration of $1.38 in cash per share less any applicable withholding taxes to be received by the Shareholders was fair, from a financial point of view, to such holders.  The Special Committee accepted that opinion and recommended the approval of the Merger Consideration of $1.38 to the Board.  At the Board Meeting to consider the recommendation, a question was raised by an independent director, who was not a part of the Special Committee, regarding the valuation of a certain parcel of real estate.  The Board did not approve the Merger Consideration and the Special Committee requested that Cambridge Partners assess the valuation of the real estate and the fairness of the Merger Consideration.  A meeting of the Special Committee was held on January 17, 2011, to consider the revised valuation prepared by Cambridge Partners following an analysis and re-characterization of the real estate parcel in question.  At that meeting the Special Committee reviewed the analysis and the revised draft opinion of Cambridge Partners indicating that the Merger Consideration of $1.43 per Share was fair and reasonable from a financial point of view, to Shareholders.

There has been no material change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the date of the Fairness Opinion.

The full text of Cambridge Partners’ opinion, dated as of September 16, 2010, which describes, among other things, the qualifications to, factors considered in, assumptions made in and limitations on the review undertaken by Cambridge Partners, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Cambridge Partners’ opinion, which is addressed to, and for the use and benefit of, the Special Committee is not a recommendation to the holders of Shares to adopt the Merger Agreement and approve the Merger. The opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to the Shareholders, as of the date of the opinion, and Cambridge Partners expresses no opinion as to the merits of the underlying business decision by the Company to engage in the Merger, the structure or tax or legal consequences of the Merger or the availability or advisability of any alternatives to the Merger. The Special Committee did not impose limitations on Cambridge Partners with respect to the investigations made or procedures followed by it in rendering its opinion.  The Cambridge Partners’ opinion contains, at page B-8, a provision limiting its responsibility for reliance on its opinion by third parties.  In addition, the engagement letter between Cambridge Partners and the Company specifically states that “Cambridge Partners & Associates, Inc. shall have no liability to our client or to any person or entity for any action taken or omitted to be taken by Cambridge Partners in respect of this engagement.”  We are aware of no precedent under Indiana law which would preclude the use of such a defense or limitation of liability by Cambridge Partners; however, that issue may have to be resolved by a court of competent jurisdiction.  We have been advised that, in the opinion of the SEC, such defense would have no effect on the rights and responsibilities of either Cambridge Partners or the Board of Directors of the Company under federal securities laws.  Further, in the opinion of the SEC, such defense would not affect the rights or responsibilities of the board of directors under applicable state law.  The summary of Cambridge Partners’ opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. Holders of Shares are encouraged to, and should, read Cambridge Partners’ opinion carefully and in its entirety, including all text and tables. The Company will provide without charge, to any person to whom a copy of this Proxy Statement has been delivered, a copy of the presentation of Cambridge Partners to the Special Committee, dated January 5, 2011. Requests for copies should be directed to US 1 Industries, Inc., 366 West US Highway 30, Valparaiso, Indiana 46385, Attn: Secretary; telephone number (219) 476-1300.

In connection with rendering its opinion, Cambridge Partners, among other things:

•	reviewed the financial terms and conditions as stated in the Merger Agreement;

•	reviewed our Annual Reports on Form 10-K filed with the SEC for the years ended December 31, 2008 and 2009;

•	reviewed our Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2010;

•	reviewed our Quarterly Report on Form 10-Q filed with the SEC for the period ended June 30, 2010;

•	reviewed our Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2010;

•	reviewed our draft Annual Report on Form 10-K to be filed with the SEC for the year ended December 31, 2010;

•	reviewed other financial and operating information requested from and/or provided by the Company, including financial forecasts;

•	reviewed financial information relating to AIFE;

•	reviewed certain information regarding insurance regulatory requirements applicable to AIFE under the Indiana Insurance Code and the regulations thereunder;

•	information related to the regulatory history of AIFE and matters related to the ability to realize any gains from AIFE;

•	reviewed certain other publicly available information on the Company; and

•	discussed with members of the management of the Company certain information relating to the aforementioned and any other matters which Cambridge Partners has deemed relevant.

Cambridge Partners assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to it by the Company and did not undertake any duty or responsibility to verify independently any of such information. Cambridge Partners is not an actuary and its services did not include any actuarial analyses, determinations or evaluations and did not make or order an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company.  Cambridge Partners did not evaluate and expressed no opinion with respect to the adequacy of reserves maintained by the Company. Cambridge Partners assumed that the financial forecasts and other information and data provided to or otherwise reviewed by or discussed with it were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management, and Cambridge Partners relied on the management of the Company to advise it promptly if any information previously provided became inaccurate or was required to be updated during the period of Cambridge Partners’ review. Cambridge Partners assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver of any conditions thereof.

Based upon and subject to the foregoing assumptions, qualifications and limitations and those set forth in the opinion, Cambridge Partners is of the opinion that, as of September 16, 2010, the $1.43 in cash per Share to be received by the Shareholders in the Merger was fair, from a financial point of view, to such holders. In formulating its opinion, Cambridge Partners considered only the Merger Consideration to be received by the Shareholders and did not consider, and the opinion does not address, any other payments that may be made in connection with, or as a result of, the Merger to the Company’s directors, officers, employees or others.

In conducting its investigation and analyses and in arriving at its opinion, Cambridge Partners took into account such accepted financial and investment banking procedures and considerations as Cambridge Partners deemed relevant, including the review of (1) historical and projected revenues, operating earnings, net income and capitalization of the Company and certain other publicly held companies in businesses it believed to be comparable to the Company; (2) the current and projected financial position and results of operations of the Company; (3) the historical market prices and trading activity of the Shares and other companies that Cambridge Partners deemed comparable in whole or in part; (4) financial and operating information concerning selected business combinations which Cambridge Partners deemed comparable in whole or in part; and (5) the general condition of the securities markets.

The Merger Consideration was determined through negotiation between the Special Committee and the Acquiror Filing Persons and the decision to enter into the Merger Agreement was solely that of the Special Committee. Cambridge Partners did not negotiate, recommend or determine the amount of the Merger Consideration. Cambridge Partners’ opinion and financial analyses were only one of the factors considered by the Special Committee in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Special Committee with respect to the Merger or the Merger Consideration. Cambridge Partners’ opinion was provided to the Special Committee to assist it in connection with its consideration of the proposed Merger and does not constitute a recommendation to any person, including the holders of Shares, as to how to vote with respect to the proposed Merger.

In connection with rendering its opinion to the Special Committee on January 17, 2011, Cambridge Partners performed a variety of financial and comparative analyses, including those described below. The following is a summary of the material financial analyses underlying Cambridge Partners’ opinion, dated as of September 16, 2010, that Cambridge Partners presented to the Special Committee at a meeting on January 5, 2011. The following summary of Cambridge Partners’ analyses is not a complete description of the analyses underlying its opinion. The order of the analyses described below does not represent the relative importance or weight given to those analyses by Cambridge Partners. The financial analyses are summarized below. In order to fully understand Cambridge Partners’ financial analyses, the description below must be read together with the text of each summary. The description alone does not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Cambridge Partners’ financial analyses. No company or transaction used in the analyses described below is directly comparable to the Company or the contemplated Merger.

In performing a financial analysis of the Company’s per share value of its common equity, Cambridge Partners primarily considered three approaches: the Cost Approach, the Market Approach and the Income Approach.  With respect to the Company’s trucking operations Cambridge Partners ultimately relied only on the market and income approaches as the cost approach was deemed not relevant for reasons cited below.  With respect to American Inter-Fidelity Exchange (AIFE), Cambridge Partners considered the Cost Approach and the Market Approach but did not consider the Income Approach as other methods are preferable for insurance companies. Cambridge Partners then allocated a portion of the value of AIFE to the Company as described below.

The three valuation approaches utilized are briefly summarized below:

Cost Approach.   In the cost approach, the underlying assets of the enterprise are considered individually, and the sum of these assets, minus the stated liabilities, results in an illustrative value indication of the stockholders' equity.   Given that the Company has been in existence for a number of years and is a profitable enterprise, the net asset value of the Company would not capture any valuable intangible value and other considerations and, therefore, was not utilized.

Market Approach. The Market Approach is a technique for determining value based on direct comparison between the Company and both publicly traded and acquired companies in the same or similar lines of business.  Differences in the comparable companies or transactions were then noted and adjustments made in order to develop appropriate market multiples which can be applied to the subject Company’s income and cash flow streams in developing value indications.  In this instance, the market comparable and market transaction analyses focused on development of various price multiples (in this instance, Invested Capital/Earnings Before Interest Depreciation & Amortization) from comparable companies/transactions which were applied to the Company’s adjusted historical results.

Prior to application of price multiples, Cambridge Partners adjusted the Company's historical operating results to remove any effect of nonrecurring and extraordinary items  and then made any control prerogative adjustments in normalizing operating cash flow. The indicated values of the Company's invested capital (debt plus equity) indicated by application of both the Market Approach’s transaction method and guideline company method represents an illustrative value of a controlling interest in the Company.

In connection with the market approach determination, Cambridge Partners searched the North American Industry Classification Systems (“NAICS”) for companies that had engaged in market transactions which were in a similar industry as the Company.  Cambridge Partners deselected companies specializing in other industries and those with operating losses and the process left 11 companies which had engaged in transactions resulting in a change of control to be compared.  These companies included both publically traded and private companies.  Cambridge Partners performed a statistical analysis on both a trailing 12-month and a five year weighted-average basis.  The average market price to EBITDA was determined and discount (premium) factors specific to the Company were applied to the averages.  Indications of value for both the trailing 12 months and the five year weighted-average were then determined.  Cambridge Partners then weighted the trailing 12 months equally with the five year weighted-average to determine a value indication using the market approach transaction method.  Given the information disclosed and reviewed, Cambridge Partners believed that in light of the fact that the Company is larger than many of the private companies, a positive adjustment of 10% was appropriate.  The next stage in Cambridge Partners’ market analysis was to establish a value based on comparing guideline companies that are publically traded and in a similar industry as the Company.  Cambridge Partners performed a NAICS search for publically traded companies in a similar business to the Company. Cambridge Partners performed a statistical analysis on both a trailing 12-month and a five year weighted-average basis.  The average market price to EBITDA was determined and discount (premium) factors specific to the Company were applied to the averages.  Indications of value for both the trailing 12 months and the five year weighted-average were then determined.  Cambridge Partners then weighted the trailing 12 months equally with the five year weighted-average to determine a value indication on the market approach guideline method. In connection with the guideline determination, Cambridge Partners noted that the Company is below the median size of the comparable companies and that its profit margins and growth are below average and average with regard to liquidity.  Those factors resulted in a net downward adjustment for Company specific factors.  The results from application of both methods were then utilized to determine the overall value indication for the Company.

The methodology for the market analysis approach for AIFE was identical to that described above.  Company specific discounts of 10% were applied to the market transaction indicated value of AIFE and the guideline valuation method.  Cambridge Partners deselected companies that were in unrelated lines of the insurance business or those that were unrelated to automobile insurance.  In addition, any companies that were notable outliers or had negative earnings were deselected.

Income Approach.  The second approach Cambridge Partners utilized was the Income Approach. This approach is based on the discounted cash flow method, which relies on the projection of future return flows (free cash flow) over an investment horizon – five years in this instance.  The two key factors which affect the valuation are:  (1) the projected free cash flow available to shareholders and (2) the required rate of return to discount these projected free cash flows to present value. Estimated future returns were based on the Company's projected operating results over the next year and extended over the following four years based on an analysis of the Company’s historical performance, industry and  economic trends and management discussions. At the end of the projection period, the residual value of the Company was calculated: this is the capitalized value of free cash flow beyond the projection period.

As the magnitude and time of expected cash flows are estimates, subject to uncertainty, each year's projected cash flow were discounted to present value to reflect relevant business and financial risks. The result reflects an illustrative value of the Company's invested capital (what an investor would reasonably pay to acquire the business), on a controlling interest basis.

The Company provided Cambridge Partners financial projections for the 12-month period ending December 31, 2011.  The projections contained data that is usual in such documents.  Cambridge Partners reviewed the projections and performed a comparison to the 2010 actual results.  Cambridge Partners noted that sales were projected to recover and were estimated to rise approximately 15% year-over-year.  Operating profits were projected to rise 24.7% and earnings before interest and taxes were projected to rise 18.8%.  In preparing its valuation, Cambridge Partners projected beyond the one year provided by the Company.  For those projections Cambridge Partners assumed a compound annual growth rate of sales of 2.5% for a five-year period and further assumed that the Company would maintain its existing margins.  That is the same compound annual growth rate as the Company had achieved for the period of 2005 through 2010.  A table containing the above-referenced projections is located under "—Summary of Analysis Performed by Cambridge Partners of the Company and AIFE."

Reconciliation and Conclusion.  Upon performing a financial analysis of the value of the Company by way of the Market Approach and the Income Approach, the value indications were equally weighted to compute an illustrative value of the invested capital of the business.  This yielded an indication for the unadjusted invested operating capital of the business to which any excess (deficit) in working capital requirements and/or non-operating assets needed to be considered.

As the indicated values represented the operating value of the business at an optimal working level, an adjustment was made to consider any excess (deficit) in working capital.  Cambridge Partners also added any incremental value from the real estate not captured via the market and income approaches to yield the value of the total equity in the Company.  Since there exists a minority interest in certain of the entities in which the Company owns the controlling interest, it was necessary to reflect the minority interest in the analysis.  In addition to the Company’s trucking business, the Company has an allocable vested interest in an insurance reciprocal which was assessed separately and its allocable value was added to the value of the equity from trucking operations.

Similar to the approaches considered for the Company’s core business, the Company’s interest in AIFE was estimated although consideration was given to all three valuation approaches described above.  For an insurance company, the cost and market approaches, specifically, the net asset value method (cost approach) and market approach’s transaction and guideline company methods were utilized.  The value indications were then equally weighted to calculate the value of the invested capital of AIFE, to which non-operating assets (investment in Indiana Truckers’ Exchange less the Company’s long term deposit) were added.  As this value also represented the controlling interest in the equity capital of the business, a downward adjustment (discount for lack of control) was made, yielding the estimated value of the common equity on a marketable, minority interest basis and the Company’s vested per share value interest was then added to the estimated equity value of the Company on a per share basis.
Summary of Analysis Performed by Cambridge Partners of the Company and AIFE

Additional Information Regarding Valuation Procedures

The following is a more detailed discussion of the methodologies employed by Cambridge Partners in analyzing the Company and obtaining an indication of value.

Market Transaction Method

Cambridge Partners’ first step was to identify the most appropriate North American Industry Classification System (NAICS) code.  The General Freight Trucking, Long-Distance, Truckload (NAICS 484121) and Specialized Freight (except Used Goods) Trucking, Long-Distance (NAICS 484230) industries were selected as the most relevant for our analysis. Although these industries were not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

Pratt’s Stats and Public Stats databases were used as the source of transaction data. The initial search resulted in 30 transactions. Transactions involving companies that were believed to be in segments of the transportation industry dissimilar to the subject company were excluded. For example, transportation companies specialized in the oil and gas industry were excluded. Additionally, companies reporting no earnings (Earnings Before Interest Tax Depreciation and Amortization), were excluded as well. The final selection included 11 transactions.

Investor is usually concerned with the cash flow generating capacity of a business and over a time frame commensurate with the nature of the business; therefore, earnings multiples are generally the most appropriate measures of value.  In this instance, a total invested capital to Earnings Before Interest Tax Depreciation and Amortization (EBITDA) multiple of latest fiscal year (LFY) was used.

Total invested capital to EBITDA (MVIC/EBITDA) multiples ranged between 2.0x to 9.3x, with an average at 5.6x and median at 5.8x. As medians reduce impacts from outliers, the median MVIC/EBITDA multiple at 5.8x was selected and rounded to 6.0x. The following table summarizes our findings:

	Revenue ($)		Excluding Outliers
Average	$338,910,000		5.6

1st Quartile	$19,870,000		4.5
2nd Quartile (Median)	$70,015,000		5.8
3rd Quartile	$285,690,000		6.8
Maximum	$2,394,580,000		9.3

# of Transactions	11		11

SUBJECT COMPANY (LFY)	$179,732,000	SELECTED	6.0

As the median at 6.0x was selected, adjustments were needed to the extent that the Company differed from the peer transactions. US-1’s revenue size was much larger than the median, suggesting a positive (upward) adjustment, bringing the multiple nearer to the 3rd quartile of the multiples exhibited. Reflecting the above differences, the MVIC/EBITDA multiple was adjusted upwards by 10%.

To assess the value of the subject Company using the comparable transactions method, the adjusted MVIC/EBITDA multiple was then multiplied by trailing twelve months (TTM)  and 5-Year Weighted Average (5YWA) EBITDA of the Company.  Both indications of value were then equally weighted as there was no one indication that was considered to be better than the other.  This yielded a value indication of $25,000,000 (rounded) as the market value of the total invested operating capital using the market approach, transaction method. The computation is summarized in the table below:

	TTM	5YWA

ADJUSTED PRE-TAX CASH FLOW (EBITDA)	$3,983	$3,411

MARKET MULTIPLES	6.0	6.0
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (-10.0%)	(0.6)	(0.6)

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	6.6	6.6

VALUE INDICATION - CONTROL BASIS	26,285	22,511

VALUE INDICATION (ROUNDED)	26,000	23,000
WEIGHTS	50.0%	50.0%

WEIGHTED INDICATION	$13,000	$11,500

VALUE INDICATION - MARKET TRANSACTION METHOD (Rounded)	$25,000

REMARKS

[1] TTM - Trailing 12 Months; 5YWA - 5 Years Weighted Average

[2]Dollar figures in thousands

Guideline Companies Method

When utilizing the Guideline Companies Method, Cambridge Partners’ first step was to identify U.S./domestic public companies similar to US-1 in business type and operations.  To accomplish this, Cambridge Partners used the Hemscott database through FetchXL, which contains publicly-traded companies for North America.  The first step in selecting the U.S./domestic publicly traded guideline companies was to identify the most appropriate North American Industry Classification System (NAICS) code. The General Freight Trucking, Long-Distance, Truckload (NAICS 484121) and Specialized Freight (except Used Goods) Trucking, Long-Distance (NAICS 484230) were initially selected as the most relevant for our analysis.  As there were no publicly traded comparables listed under NAICS 484230 and the search yielded too few comparable for NAICS 484230 once filtered/excluded, the search was expanded to include the Freight Transportation Arrangements (NAICS 488510) industry. Although these industries were not viewed as exactly comparable to the subject businesses, there were enough similarities to examine how markets priced companies in these industries.

From the initial set of 31 comparables, 11 publicly traded companies1 remained after filtering them for reasons cited below; a more thorough review based on website information and public disclosures (same factors) then reduced this set to 4 companies. Companies that included either significant truck fleets, had other lines of business, operated worldwide, or third-party administration (TPAs), were believed to be dissimilar to the Company and were excluded. Finally, US-1, which was part of Cambridge Partners’ initial sample, was also excluded.

1 Excluded ECHO, FFEX, PATR, JBHT, VTNC, YRCW, WERN, PTSI, MRTN, HTLD, ODFL, USAK, FWRD, CGI, KNX, CVTI, SAIA, QLTY ABFR, EXPD, and SINO.

            An investor is usually concerned with the cash flow generating capacity of a business and over a time frame commensurate with the nature of the business; therefore, earnings multiples are generally most appropriate measure of value.  In this instance, total invested capital to Earnings Before Interest Tax Depreciation and Amortization (MVIC/EBITDA) multiples of Trailing 12 Months (TTM) and 5-Year Weighted Average (5YWA) were used.

Trailing Twelve Months MVIC/EBITDA multiples ranged between 5.4x to 13.3 times, with an average at 9.8x and median at 10.2x.  5 Year Weighted Average MVIC /EBITDA multiples ranged between 7.8x to 19.0x, with an average at 12.3x and median at 11.1x. As medians reduce impacts from outliers, the median MVIC/EBITDA multiples of 10.2x (TTM), and 11.1x (5YWA) were selected. The selected multiples were rounded to 10.0x (TTM), and 11.0x (5YWA). The following table summarizes our findings:

	TTM	5YWA
AVERAGE	9.8	12.3

MINIMUM	5.4	7.8
1ST QUARTILE	8.6	8.8
2ND QUARTILE (MEDIAN)	10.2	11.1
3RD QUARTILE	11.4	14.6
MAXIMUM	13.3	19.0

SELECTED	10.0	11.0

Given that multiples near the median were selected, adjustments were needed to the extent that the subject company differed from the peer group. Among the selected guidelines companies, US-1 ranked near the bottom on margins and growth and mid-way on liquidity.  Size-wise, US-1 is below the median, suggesting a downward adjustment to the market derived multiples from their medians.  Overall, a 25% discount reduces the multiple nearer to the 1st quartile of the comparable multiples, which Cambridge Partners believed to be reasonable. The following table compares the subject company with the four selected guideline companies in terms of size, profitability and growth.

	Size			Profitability			Growth			Liquidity
#	Ticker	[Revenue - LTM]	Rank	Ticker	[%EBITDA - LTM]	Rank	Ticker	[1-Yr EBITDA - LFY]	Rank	Ticker	[Current R. - LFY]	Rank

	USOO	$197,684	3	USOO	2.0%	5	USOO	-92.0%	5	USOO	1.38556	3
1	LSTR	$2,239,361	1	LSTR	8.5%	1	LSTR	-18.6%	3	LSTR	1.64948	2
2	UACL	$561,655	2	UACL	5.8%	3	UACL	-18.1%	2	UACL	2.22364	1
3	XPO	$129,803	5	XPO	6.2%	2	XPO	-30.6%	4	XPO	1.05370	5
4	RLGT	$146,716	4	RLGT	2.8%	4	RLGT	8.4%	1	RLGT	1.23246	4

Average		$769,384			5.8%			-14.7%			1.53982
Median		$354,185			6.0%			-18.4%			1.44097

To assess the value of the subject Company using the guideline company method, the adjusted MVIC/EBITDA multiples were multiplied by the trailing twelve months EBITDA and the 5-Year Weighted Average EBITDA of the Company, and then equally weighted, as there was no indication that either one was considered to be best indication of value.  This yielded a value indication of $29,000,000 (rounded) as the market value of the total invested operating capital using the market approach, guideline company method. The computation is summarized in the table below:

	TTM	5YWA

ADJUSTED PRE-TAX CASH FLOW (EBITDA)	$3,983	$3,411

MARKET MULTIPLES	10.0	11.0
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (25.0%)	2.5	2.8

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	7.5	8.3

VALUE INDICATION - CONTROL BASIS	29,869	28,139

VALUE INDICATION (ROUNDED)	30,000	28,000
WEIGHTS	50.0%	50.0%

WEIGHTED INDICATION	$15,000	$14,000

VALUE INDICATION - GUIDELINE COMPANY METHOD	$29,000

REMARKS

[1] TTM - Trailing 12 Months; 5YWA - 5 Years Weighted Average

[2]Dollar figures in thousands

The Income Approach

Discounted Cash Flow Method

Initially, Company management provided Cambridge Partners projections for Year 1.  Based on Cambridge Partners’ review of the Year 1 projection, along with review of the Company’s historical performance, industry and economic trends, Cambridge Partners forecasted net cash flows for the following four years in applying a discounted net cash flow method to determine a value indication of the total invested capital of the Company.  (The forecasts are included on page 26.)

Sales were projected by management to grow by 16.6% from August 31, 2010 to August 31, 2011 (Year 1), compared with the previous 8 month period ended August 31, 2010 at 15.4%.  Beyond Year 1, sales were projected to grow at a stabilized rate of 2.5% annually. Total Operating Expenses Before Depreciation & Amortization, which incorporate both selling and general and administrative expenses, were projected at approximately 97.0% of sales throughout the forecast period compared with $193.701MM in operating expenses for the trailing twelve months ended August 31, 2010 which represented nearly 98% of sales. From Years 1 through 4, depreciation & amortization consists of depreciation & amortization of $181M and amortization of intangible assets of 631.5M.  Based on book value of intangibles of $2,302M, as of 8/31/10, and projected annual amortization of intangible assets in the amount of $631.5M, the amortizable intangible assets is expected to be fully amortized in four years.  Thus, for Year 5 and beyond, only $181M will remain. The Company’s normal level of debt-free working capital requirements was estimated at 11% of the change in sales, based on our review of the industry averages derived from data analyzed in Risk Management Associates and guideline companies.  The Terminal Value was projected based on application of the Gordon Growth Model, which equals the Available Cash Flow in the Residual Year divided by the Weighted Average Cost of Capital less the Sustainable Long-Term Growth Rate.

Cambridge Partners’ next step was to discount the projected net cash flows to their present values. In the current instance, the buildup method was utilized, as described in Duff & Phelps, LLC’s Risk Premium Report 2010, in deriving the discount rate to present value the cash flows. Given the size of the company relative to its peers, US1 was ranked near the 25th portfolio, yielding a discount rate of 15.0%, after adjustments for company specific factors and existing debt structure.

In determining an indication of value for the Company using the income approach, discounted cash flows method, the debt free after tax net cash flows were present valued at a discount rate of 15%, yielding an indicated value of $28,000,000 (rounded).

In order to assess the reasonableness of the indication, a sensitivity analysis was performed against two of the most critical variables in the analysis: the discount rate and the long term growth rate. In the most optimistic scenario, one with a discount rate at 13% and a long term growth rate of 4.5%, the income approach yielded an indicated value of $38,000,000 (rounded). In the most pessimistic scenario, one with a discount rate of 17% and a long term growth rate of 0.5%, the income approach yielded an indicated value of $23,000,000 (rounded). These indications are less likely, as economics would dictate that increasing the cash flows increases the risks and visa versa.

The sensitivity analysis and the computation of the indicated value based on the income approach are summarized below:

SENSITIVITY ANALYSIS - VALUE INDICATION
		Long Term Revenue Growth
Discount Factor	$28,000	0.5%	1.5%	2.5%	3.5%	4.5%
	17.0%	23,000	24,000	24,000	25,000	26,000
	16.5%	24,000	25,000	25,000	26,000	27,000
	16.0%	25,000	25,000	26,000	27,000	28,000
	15.5%	26,000	26,000	27,000	28,000	29,000
	15.0%	27,000	27,000	$28,000	29,000	31,000
	14.5%	28,000	28,000	29,000	31,000	32,000
	14.0%	29,000	30,000	31,000	32,000	34,000
	13.5%	30,000	31,000	32,000	34,000	36,000
	13.0%	31,000	32,000	34,000	35,000	38,000

Forecast Financial Statements
		TTM	YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5	RESIDUAL
TOTAL REVENUE		$197,684	$230,500	$236,262	$242,169	$248,223	$254,429	$260,790

OPERATING EXPENSES		193,701	223,537	229,125	234,853	240,724	246,742	252,911
DEPRECIATION & AMORTIZATION (OP. EXPENSES)		1,146	812	812	812	812	181	181
OPERATING PROFIT		2,836	6,151	6,325	6,504	6,687	7,506	7,698

LESS: INCOME TAXES	40.0%		2,460	2,530	2,601	2,675	3,002	3,079

DEBT-FREE NET INCOME			3,691	3,795	3,903	4,012	4,504	4,619
ADD: DEPRECIATION & AMORTIZATION			812	812	812	812	181	181
ADJUST: RESIDUAL DEPRECIATION & AMORTIZATION								(181)
CASH FLOW			4,503	4,607	4,715	4,824	4,685	4,619

CAPITAL ADDITIONS:
LESS: WORKING CAPITAL ADDITIONS	11.0%		3,629	634	650	666	683	700

DEBT FREE NET CASH FLOW			874	3,973	4,065	4,158	4,002	3,919
PARTIAL PERIOD ADJUSTMENT			1.0000	1.0000	1.0000	1.0000	1.0000	1.0000
PERIOD (Mid-Year Convention)			0.5000	1.5000	2.5000	3.5000	4.5000	4.5000
DISCOUNT FACTOR: BUILD-UP METHOD	15.0%		0.9325	0.8109	0.7051	0.6131	0.5332	8.0000

PRESENT VALUE OF CASH FLOWS			$815	$3,222	$2,866	$2,549	$2,134	$31,353

								0.5332

PRESENT VALUE - FORECAST PERIOD			11,586					$16,716
PRESENT VALUE - RESIDUAL PERIOD			16,716

PRESENT VALUE - TOTAL			$28,302

VALUE INDICATION UNADJUSTED			$28,000

Correlation of Results

Cambridge Partners determined an indication of value for the Company using three methods:

Valuation Approach	Indicated Value

Market Transaction Method	$25,000,000

Guideline Method	$29,000,000

Discounted Cash Flow Method	$28,000,000

Given that the search for guideline companies and market transactions yielded less comparable companies, less weight was assigned to both the market approaches.  In this instance, Cambridge Partners applied weightings of 25%, 25% and 50% to the Guideline Companies Method, Market Transactions Method and Discounted Cash Flow Method, respectively.  This yielded an indication for the unadjusted invested operating capital of the business to which Cambridge Partners needed to consider any excess (deficit) in working capital requirements and/or non-operating assets.

Based on required debt-free working capital of 11.0% of sales, the Company’s debt free working capital of $22,791,000 was in excess by approximately $1,045,000 (rounded),2 which was added to the unadjusted invested operating capital value indicated for the Company.

Cambridge Partners also reviewed the non-operating assets that contributed to the value of the Company’s adjusted operating business enterprise value. Based on conversations with management, an additional $530,000 of non operating assets were added to the unadjusted value of the Company. This amount reflects the incremental impact on value not captured by the different valuation approaches previously presented. This value was estimated, based on conversation with management, as the difference between realizable value from a net offer and capitalized net rental income of a real estate property located in Arizona.

2 $22,791,000 existing debt-free working capital versus $21,745,000 optimal level at 11.0% of sales.

Considering these adjustments, Cambridge Partners concluded the indicated value of total invested capital of the Company at $29,530,000 (rounded).

To arrive at the total equity for the Company, from the total invested capital, any interest bearing debt needed to be deducted.  In the current instance, there was interest-bearing loans of $10,000,000, as of the fairness date, which was subtracted from the total invested capital, yielding the indicated value of total equity at $19,530,000 (rounded).

Furthermore, any minority interest needs to be backed out of market value of the total equity, since this represents a portion of equity in a subsidiary not attributable to the Company. Therefore, the book value of the minority interest, as of August 31, 2010, was deducted from the market value of total equity, yielding an equity indication of $18,577,000, or $1.30 per share, based on 14,243,000 shares outstanding.

Finally, the added contribution from US1’s American Inter-Fidelity Exchange (AIFE) investment, which was determined at $0.11 per share, needed to be considered. The per share value reflects a 13.3% “ownership” in AIFE., resulting in a market value of $1.42 per share.

The following table summarized the calculations:

	INDICATED VALUE	WTD

MARKET TRANSACTION APPROACH INDICATION (ROUNDED)	25,000	25%

MARKET COMPARABLE APPROACH INDICATION (ROUNDED)	29,000	25%

INCOME APPROACH INDICATION (ROUNDED)	28,000	50%

BUSINESS ENTERPRISE VALUE-Optimal Working Capital	27,500

LESS: OPTIMAL WORKING CAPITAL @ 11.0% of Sales	21,745

ADD: EXISTING DEBT-FREE WORKING CAPITAL	22,791

VALUE OF INVESTED OPERATING CAPITAL	29,000

ADD: TOTAL NON-OPERATING ASSETS (NET)	530

INDICATED VALUE OF INVESTED CAPITAL	$30,000

LESS: LONG TERM DEBT	(10,000)

INDICATED VALUE OF EQUITY - TOTAL CONTROL BASIS	$19,530

LESS: MARKET VALUE OF MINORITY INTEREST	953

INDICATED VALUE OF COMMON EQUITY - TOTAL CONTROL BASIS	18,577
DIVIDED BY: NUMBER OF COMMON SHARES OUTSTANDING	14,243

INDICATED VALUE PER COMMON SHARE	$1.30

PLUS: MARKET VALUE OF AIFE CONTRIBUTION TO US1 INDUSTRIES INTEREST ON PER SHARE BASIS	0.11

INDICATED VALUE PER COMMON SHARE W/ AIFE CONTRIBUTION	$1.42

The following is a more detailed discussion of the methodologies employed by Cambridge Partners in analyzing AIFE and obtaining an indication of value.

Market Transaction Method

Cambridge Partners’ initial step in analyzing AIFE was to identify the most appropriate North American Industry Classification System (NAICS) code.  Direct Property and Casualty Insurance Carriers (NAICS code 524126) industry was selected as the most relevant for our analysis. Although this industry was not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

Pratt’s Stats and Public Stats databases were used as the source of transaction data. The initial search resulted in 38 transactions. Transactions involving companies that were believed to be in segments of the insurance industry dissimilar (e.g., auto insurance, etc.) to the subject company were excluded.  Additionally, companies reporting negative book values, irrational implied multiples and outliers were excluded as well. The final selection included 28 transactions.

Due to certain characteristics specific to financial companies, firm value multiples such as market value of invested capital to EBITDA are not the preferred method to value companies in the insurance industry. Rather, other multiples are more predominant for measuring value, such as market value of equity to book value of equity (MVE/BVE) or market value of equity to sales (MVE/S).  In this instance, market value of equity to book value of equity (MVE/BVE) multiple of latest fiscal year (LFY) was used.

Total invested capital to book value of equity (MVE/BVE) multiples ranged between 0.1x to 2.9x, with an average at 1.2x and median 1.2x. As medians reduce impacts from outliers, the median MVE/BVE multiple at 1.18x was selected and rounded to 1.2x. The following table summarizes our findings:

	Book Value of Equity		MVE/Book Equity
Average	$423,285,000		1.2

1st Quartile	$33,045,000		0.6
2nd Quartile (Median)	$127,715,000		1.2
3rd Quartile	$261,335,000		1.6
Maximum	$3,410,700,000		2.9

# of Transactions	28		28

SUBJECT COMPANY (LFY)	$12,002,665	SELECTED	1.2

As the median at 1.2x was selected, adjustments were needed to the extent that the subject company differed from the peer transactions. Cambridge Partners noted that AIFE’s book value was below the median for the transactions listed, suggesting a negative adjustment. Reflecting this difference, the MVE/BVE multiple was adjusted downwards by 10%, bringing the multiple to just under the average and well within the range observed.

To assess the value of AIFE using the comparable transactions method, the adjusted MVE/BVE multiple was then multiplied by AIFE’s book value of equity, as of September 30, 2010. This yielded a value indication of $13,900,000 (rounded) as the market value of the equity using the market approach, transaction method. The computation is summarized in the table below:

TTM

EQUITY BOOK VALUE	$12,870

MARKET MULTIPLES	1.2
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (10.0%)	0.1

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	1.1

VALUE INDICATION - CONTROL BASIS	13,899

WEIGHTED INDICATION	$13,900

EQUITY VALUE INDICATION - MARKET TRANSACTION METHOD (Rounded)	$13,900

REMARKS

[1] TTM – 09/30/2010

[2]Dollar figures in thousands

Guideline Companies Method

In the current instance, Cambridge Partners’ first step was to identify U.S./domestic public companies similar to the subject in business type and operations.  To accomplish this, Cambridge Partners used the Hemscott database through FetchXL, which contains publicly-traded companies for North America.  The first step in selecting the U.S./domestic publicly traded guideline companies was to identify the most appropriate North American Industry Classification System (NAICS) code.  The Direct Property and Casualty Insurance Carriers (NAICS 524126) industry was selected as the most relevant for our analysis. Although these industries were not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

The initial search resulted in 83 publicly traded companies. Cambridge Partners further refined its search by excluding all companies whose core businesses were not related to the automobile industry. Thus, the final selection included only 9 guideline companies.

In this instance, total market value of equity to book value of equity (MVE/BVE) multiple of the trailing twelve months (TTM) was used.

TTM MVE/BVE multiples ranged between 0.5x to 2.5x, with an average at 1.1x and median at 1.1x. As medians reduce impacts from outliers, the median MVE/BVE multiple of 1.12x was selected and rounded to 1.1x. The following table summarizes Cambridge Partners’ findings:

TTM

AVERAGE	1.1

MINIMUM	0.5
1ST QUARTILE	0.6
2ND QUARTILE (MEDIAN)	1.1
3RD QUARTILE	1.4
MAXIMUM	2.5

SELECTED	1.1

Given that multiples near the median were selected, adjustments were needed to the extent that AIFE differed from the peer group. Based on the 9 guideline companies listed, the median multiple represented companies much larger than the subject company; rank-wise, the subject company was the smallest in overall sales, suggesting a downward adjustment from the median was needed. Overall, a 10% discount reduces the multiple just below the median of the comparable multiples, which Cambridge Partners believes to be reasonable. Reflecting the above difference, the MVE/BVE multiple was adjusted downwards by 10%. The following table compares the subject company with the nine selected guideline companies in terms of size, profitability.

	Size			Profitability
#	Ticker	[Revenue - LTM]	Rank	Ticker	[%EBITDA - LTM]	Rank

	AIFE	$4,334	10	AIFE	7.1%	6
1	BWINB	$242,560	6	BWINB	14.7%	2
2	FAC	$218,984	7	FAC	4.1%	8
3	PGR	$15,022,300	1	PGR	11.5%	4
4	MCY	$2,797,568	2	MCY	10.0%	5
5	GAN	$180,160	8	GAN	4.4%	7
6	ASAM	$66,424	9	ASAM	0.8%	10
7	SAFT	$601,961	4	SAFT	12.5%	3
8	IPCC	$936,672	3	IPCC	16.0%	1
9	AFFM	$459,990	5	AFFM	2.0%	9

Average		$2,280,735			8.5%
Median		$459,990			10.0%

To assess the value of the subject Company using the guideline company method, the adjusted MVE/BE multiple was multiplied by the Company’s book value of equity, as of 09/30/2010.  This yielded a value indication of $12,700,000 (rounded) as the market value of the total equity using the market approach, guideline company method. The computation is summarized in the table below:

TTM

BOOK EQUITY CAPITAL	$12,870

MARKET MULTIPLES	1.1
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (10.0%)	0.1

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	1.0

VALUE INDICATION - CONTROL BASIS	12,741

EQUITY VALUE INDICATION - GUIDELINE COMPANY METHOD	$12,700

REMARKS

[1] TTM – 09/30/2010

[2]Dollar figures in thousands

The Cost Approach

In the current instance, management provided AIFE’s balance sheet, as of September 30, 2010. The balance sheet was adjusted to exclude investments in affiliates which were considered non-operating assets and will be adjusted to market and added back upon reconciling any other methods used to determine an indication of value for AIFE. Non-operating assets are normally not included in the core value indications derived from application of any other methods.  As the insurance company’s balance sheet predominantly reflects various investments near their market values and reserves were maintained to match recommendations prepared by an actuary, no further adjustments were deemed needed to bring the balance sheet accounts to their net asset value. This yielded a value indication of $12,900,000 (rounded) as the market value of the total equity using the cost approach, net asset value method. The computation is summarized in the table below:

AIFE Balance Sheet

	9/30/2010
ASSETS

CURRENT ASSETS
INVESTMENT INCOME DUE AND ACCRUED	104	0.5%
INTER-COMPANY RECEIVABLE	34	0.2%
NET ADMITTED DEFERRED TAX ASSET	200	0.9%
PREPAID AND OTHER	(0)	0.0%
UNEARNED PREMIUM	327	1.5%
SHORT-TERM INVESTMENTS	0	0.0%
TOTAL CURRENT ASSETS	665	3.1%

OTHER ASSETS
CASH AND CASH EQUIVALENTS	$1,775	8.4%
BOND	10,888	51.3%
COMMON STOCK	6,257	29.5%
MORTGAGE RECEIVABLE - RELATED PARTY	294	1.4%
INVESTMENT IN AFFILIATES	1,020	4.8%
PREMIUM AND DEDUCTIBLE RECEIVABLES	1,336	6.3%
REPURCHASE AGREEMENT	0	0.0%
REINSURANCE RECOVERABLE ON PAID LOSSES	0	0.0%
ADJUSTMENT - INVESTMENT IN AFFILIATES	(1,020)	-4.8%
TOTAL OTHER ASSETS	20,550	96.9%

TOTAL ASSETS	$21,215	100.0%

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
UNEARNED PREMIUMS	0	0.0%
DUE TO AIFC	391	1.8%
DUE TO AFFILIATE	0	0.0%
ACCURED EXPENSES	308	1.5%
FEDERAL INCOME TAX PAYABLE	53	0.3%
CEDED EINS PREMIUMS/COMM PAY	0	0.0%
CEDED IBNR RESERVE	0	0.0%
COMMISSIONS PAYABLE	28	0.1%
REINSURANCE PREMIUMS	104	0.5%
DRAFTS PAYABLE	0	0.0%
TOTAL CURRENT LIABILITIES	885	4.2%

LONG TERM DEBT
RESERVE FOR LOSSES AND LOSS ADJUSTMENT EXPENSES	7,089	33.4%
REFUNDABLE PREMIUM DEPOSITS	45	0.2%
OTHER INSURED LIABILITIES	327	1.5%
ADJUSTMENT - INVESTMENT IN AFFILIATES	(1,020)	-4.8%
REPORTED TOTAL CAPITAL	13,889	65.5%

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$21,215	100.0%

DEBT (ST Debt + LTD + Pfd Stk)	-
INVESTED CAPITAL (Debt + Equity or Book Capital)	12,870

Correlation of Results

Cambridge Partners determined an indication of value for the subject company using three methods.

Valuation Approach	Indicated Value

Market Transaction Method	$13,900,000
Guideline Method	$12,700,000
Cost Approach-Net Asset Method	$12,900,000

In this instance Cambridge Partners applied equal weightings to the Market Transactions Method (1/3), Guideline Companies Method (1/3), and Cost Approach-Net Asset Method (1/3), respectively.  This yielded an indication for the unadjusted invested operating capital of the business to which Cambridge Partners needed to consider any excess (deficit) in working capital requirements and/or non-operating assets.

Cambridge Partners reviewed the non-operating assets that contributed to the value of the Company’s adjusted operating business enterprise value. Based on conversation with management, an additional $893,000 of non operating assets was added to the unadjusted value of the Company. This amount reflects the net of non operating assets totaling $1,020,000 (Other Invested Assets – Indiana Truckers Exchange) less a long-term deposit from US1 (a liability) of $126,000.

Considering these adjustments, Cambridge Partners concluded the indicated market value of total equity of AIFE of $14,100,000 (rounded).

In the present instance, Cambridge Partners was concerned with an indication of value for a minority interest in the Company.  Since minority interest positions generally lack control, it stands to reason that the value of a minority interest is less than the pro-rata portion of controlling interest value.  Based on the review of 2010 Mergerstat Review, we determined that an equity control premium of 20% would be appropriate for this industry and time frame.  Consequently, in matching the indications from the net asset value and market transaction methods which already assume control, in deriving the value indication via the guideline method, a 20% control premium was assigned to computing the guideline multiples.

The following table summarizes Mergerstat Review results:

			Transaction
	Median		Weighted
Year	Premiums 1	Weighting	Product

1999	34.6%	1	34.6%
2000	41.1%	2	82.2%
2001	40.5%	3	121.5%
2002	34.4%	4	137.6%
2003	31.6%	5	158.0%
2004	23.4%	6	140.4%
2005	24.1%	7	168.7%
2006	23.1%	8	184.8%
2007	24.7%	9	222.3%
2008	36.5%	10	365.0%
2009	39.8%	11	437.8%

Totals:		66	2052.9%
Weighted Average:			31.1%
Industry Factor 2			0.68

Expected Premium			21.3%
Expected Premium (Rounded)			20.0%

NOTES:

1.	Premiums are based on Mergerstat Review 2010 for all for all purchases.

2.
The Industry Factor is based on average percent premiums paid over market price in the Industry (outlined below) per Mergerstat Review during the period 2001-2009 (Table 2-14) relative to average premiums paid throughout all industries for the same time period, and is calculated as follows:

Transaction
Weighted
Insurance	27.0
All-Industry Premium	39.5
Industry Factor	0.68

To determine the mathematical equivalent of a minority discount from a determined premium for control, the following formula was used.

20.0%	=16.7%
(1+20.0%)

It is Cambridge Partners’ conclusion that a minority interest discount of approximately 16.7% (based upon the assumed control premium of 20%) from control value is applicable for the minority interest holding of capital stock.

Therefore, after adjusting for minority discount, the total common equity amounts to $11,700,000 (rounded). Based on conversation with management, US1’s shareholder interest was estimated at 13.7%3. This corresponds to an indicated market value of $1,600,000 (rounded) or $0.11 per share, based on 14,243,000 shares of US 1 stock outstanding.

The following table summarized the calculations:

		INDICATED VALUE	WTD
COST APPROACH INDICATION		$12,900	33%

MARKET TRANSACTION APPROACH INDICATION (ROUNDED)		13,900	33%

MARKET COMPARABLE APPROACH INDICATION (ROUNDED)		12,700	33%

BUSINESS ENTERPRISE VALUE		13,200

ADD: NON-OPERATING ASSETS (LIABILITIES)		893

INDICATED VALUE OF INVESTED CAPITAL		$14,100

LESS: LONG TERM DEBT		0

INDICATED VALUE OF EQUITY - TOTAL CONTROL BASIS		$14,100

LESS: DISCOUNT FOR LACK OF CONTROL (MINORITY)	16.7%	2,400

INDICATED VALUE OF COMMON EQUITY - MARKETABLE MINORITY INTEREST		11,700

TIMES: ALLOCABLE PERCENTAGE TO US 1 INDUSTRIES (Rounded)	13.3%	$1,600

DIVIDED BY: NUMBER OF COMMON SHARES OUTSTANDING OF US 1 INDUSTRIES		14,243

INDICATED VALUE OF AIFE CONTRIBUTION TO US1 INDUSTRIES INTEREST ON PER SHARE BASIS		$0.11

3 As a general rule, reciprocal subscribers have a right to receive distributions in accordance with the terms of the subscriber’s agreement and at the discretion of the board of directors.  Accordingly, US1’s interest has been based on the percentage of underwriting profits generated from the net premiums paid.  Management has provided an analysis of the yearly premiums and underwriting profits earned since the reciprocal came out of rehabilitation (2002), segregating them between US1 and non-US1 premiums.  The percentage of pro-rata underwriting profits allocable to US1 were as follows: 13.7% average, 13.3% median and 13.7% trim-mean (20% outliers trimmed).

Additional Information regarding Cambridge Partners Methodology regarding the Company

Market Transaction Method

Market transaction multiples of Total Invested Capital to Earnings Before Interest Tax Depreciation and Amortization (MVIC/EBITDA) are based on transaction data reported by Pratt’s Stats and Public Stats databases. A summary of the selected transaction is presented in the table below:

			Revenue	EBIT	EBITDA	EBITDA	Total Invested	MVIC/
Deal	Seller	Seller's Description	($)	($)	($)	MARGIN (%)	Capital (MVIC)	EBITDA

1	Carolina Pacific Distributors Inc.	Shipping / Trucking Services From Coast to Coast	$11,690,758	$261,023	$1,218,229	10.4%	$11,300,000	9.3
2	Choctaw Brokerage Inc. and Choctaw Express	Truckload Motor Carrier Providing Transportation Services	$12,140,607	$809,694	$879,485	7.2%	$4,155,915	4.7
3	R & M Enterprises and	Trucking Company	$19,385,368	$1,983,081	$3,055,056	15.8%	$7,550,000	2.5
	Williams Truck
4	Volunteer Trucking, Inc.	OTR and LTL Trucking	$20,356,967	$3,349,796	$3,349,796	16.5%	$13,959,869	4.2
5	NA	Trucking	$69,256,000	$2,591,000	$7,091,000	10.2%	$34,999,000	4.9
6	North Star Transportation, Inc.	Transportation; General Commodities	$70,015,000	$3,510,000	$5,189,000	7.4%	$36,068,000	7.0
7	Star Transportation, Inc.	Short-to-Medium Haul Dry Van Regional	$96,872,343	$6,779,211	$12,396,061	12.8%	$80,793,000	6.5
		Truckload Carrier
8	PST Vans, Inc.	Trucking Services (see notes)	$143,737,430	$-60,100	$11,850,463	8.2%	$24,050,000	2.0
9	Contract Freighters, Inc.	Truckload Carrier	$427,638,927	$68,342,239	$113,443,872	26.5%	$762,000,000	6.7
10	Arnold Industries, Inc.	Provides Trucking and Warehousing	$462,365,000	$63,420,000	$97,125,000	21.0%	$558,831,000	5.8
		Services
11	USF Corporation	Regional and Inter-Regional Delivery and Transportation	$2,394,579,000	$63,745,000	$170,123,000	7.1%	$1,283,524,000	7.5

	Excluding Outliers					Excluding Outliers
Average	$338,910,000	$21,480,000	$38,700,000	13.0%		5.6

1st Quartile	$19,870,000	$2,135,000	$3,200,000	8.0%		4.5
2nd Quartile (Median)	$70,015,000	$3,430,000	$7,090,000	10.0%		5.8
3rd Quartile	$285,690,000	$49,260,000	$54,760,000	16.0%		6.8
Maximum	$2,394,580,000	$68,340,000	$170,125,000	27.0%		9.3

# of Transactions	11	10	11	11		11

SUBJECT COMPANY (LFY)	$179,732,000	$-1,184,221	$365,779	0.2%	SELECTED	6.0

From the selected transactions, the median, average, as well as the 1st, 2nd, 3rd, and 4th quartile were calculated. The following tables summarized these results:

	Revenue ($)		Excluding Outliers
Average	$338,910,000		5.6

1st Quartile	$19,870,000		4.5
2nd Quartile (Median)	$70,015,000		5.8
3rd Quartile	$285,690,000		6.8
Maximum	$2,394,580,000		9.3

# of Transactions	11		11

SUBJECT COMPANY (LFY)	$179,732,000	SELECTED	6.0

MVIC/EBITDA multiples ranged between 2.0x to 9.3x, with an average at 5.6x and median at 5.8x. As medians reduce impacts from outliers, the median MVIC/EBITDA multiple at 5.8x was selected and rounded to 6.0x.

As the median at 6.0x was selected, adjustments were needed to the extent that the subject company differed from the peer transactions. The Company’s revenue size, however, was much larger than the median, suggesting a positive (upward) adjustment, bringing the multiple nearer to the 3rd quartile of the multiples exhibited. Reflecting the above differences, the MVIC/EBITDA multiple was adjusted upwards by 10%.

The adjusted MVIC/EBITDA multiple was then multiplied by trailing twelve months (TTM) EBITDA of the Company. As there is no reason to believe any of the indications are better than the other, both indications were then equally weighted.  The computation is summarized in the table below:

	TTM	5YWA

ADJUSTED PRE-TAX CASH FLOW (EBITDA)	$3,983	$3,411

MARKET MULTIPLES	6.0	6.0
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (-10.0%)	(0.6)	(0.6)

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	6.6	6.6

VALUE INDICATION - CONTROL BASIS	26,285	22,511

VALUE INDICATION (ROUNDED)	26,000	23,000
WEIGHTS	50.0%	50.0%

WEIGHTED INDICATION	$13,000	$11,500

VALUE INDICATION - MARKET TRANSACTION METHOD (Rounded)	$25,000

REMARKS

[1] TTM - Trailing 12 Months; 5YWA - 5 Years Weighted Average

[2]Dollar figures in thousands

Guideline Companies Method

Market guideline multiples of Total Invested Capital to Earnings Before Interest Tax Depreciation and Amortization (MVIC/EBITDA) are based on financial data reported by Hemscott database using FetchXL.

The first step in constructing the MVIC/EBITDA multiples is to estimate the value of equity on a control basis as of fairness opinion date. For that, Cambridge Partners obtained the closing price per share for all selected guideline companies as of that date. The price per share was then multiplied by the latest reported number of shares outstanding prior to the fairness date, resulting in an indication of the market value of common equity on a minority level.

For purposes of comparison to other methods, the market value of equity must be adjusted to account for a total controlling interest in the Company.  To arrive at a reasonable control premium, Cambridge Partners reviewed the 2010 Mergerstat Review.  Based upon the data summarized from the aforementioned publication, Cambridge Partners selected 25% as the appropriate control premium.  The control premium information is presented below:

			Transaction
	Median		Weighted
Year	Premiums 1	Weighting	Product

1999	34.6%	1	34.6%
2000	41.1%	2	82.2%
2001	40.5%	3	121.5%
2002	34.4%	4	137.6%
2003	31.6%	5	158.0%
2004	23.4%	6	140.4%
2005	24.1%	7	168.7%
2006	23.1%	8	184.8%
2007	24.7%	9	222.3%
2008	36.5%	10	365.0%
2009	39.8%	11	437.8%

Totals:		66	2052.9%
Weighted Average:			31.1%
Industry Factor 2			0.77

Expected Premium			23.9%
Expected Premium (Rounded)			25.0%

NOTES:

1.	Premiums are based on Mergerstat Review 2010 for all for all purchases.

2.
The Industry Factor is based on average percent premiums paid over market price in the Industry (outlined below) per Mergerstat Review during the period 2001-2009 (Table 2-14) relative to average premiums paid throughout all industries for the same time period, and is calculated as follows:

Transaction
Weighted
Transportation	30.3
All-Industry Premium	39.5
Industry Factor	0.77

The next step in deriving the market value indication of invested capital is to add the reported value of total debt, preferred equity, and minority interests. The summation of the market value of common equity on a minority basis, the control premium, the reported value of total debt, preferred equity and minority interests results in the market value indication of invested capital (MVIC).  Finally, the MVIC was divided by the corresponding Earnings Before Interest Tax Depreciation and Amortization (EBITDA) to derive the MVIC/EBITDA multiple.

This operation is repeated for all the selected guideline companies, covering two different periods, i) the trailing twelve months ending on the valuation date (TTM), and ii) the previous five fiscal years, using a 5 Year Weighted Average (5YWA). For each of these periods, Cambridge Partners calculated the average, median, high, low, and other relevant statistical metrics.

The following table summarized these calculations:

PREPARED FOR US1 INDUSTRIES, INC.
FAIRNESS OPINION OF US1 INDUSTRIES, INC.
PUBLICLY TRADED MARKET MULTIPLES
($ 000's, except per share data)

	LSTR	UACL	XPO	RLGT	Guideline	Guideline	Guideline	Guideline	Guideline
LTM End Date	2010/06	2010/06	2010/06	2010/06	Average	Median	High	Low	Selected

GUIDELINE COMPANY HIGHLIGHTS
SIZE - Revenues (LFY)	$2,010,064	$503,230	$100,136	$146,716	$690,036	$324,973	$2,010,064	$100,136
- Total Assets (LFY)	$648,792	$201,611	$49,039	$28,211	$231,913	$125,325	$648,792	$28,211
GROWTH - Revenue Growth (1 Yr as of LFY)	-23.9%	-33.7%	-8.5%	7.1%	-14.8%	-16.2%	7.1%	-33.7%
- Revenue Growth (3-Yr as of LFY)	-7.2%	-7.8%	33.4%	24.8%	10.8%	8.8%	33.4%	-7.8%
LEVERAGE -Debt/Total Capital	5.9%	0.0%	7.7%	34.6%	12.1%	6.8%	34.6%	0.0%

CAPITALIZATION*
Price per Share (Valuation Date)	$37.95	$15.60	$1.99	$0.36
x Common Shares Outstanding (M)	49,835	15,980	32,362	32,335
Market Value of Common Equity	$1,891,231	$249,296	$64,400	$11,641
+ Industry Control Premium @ 25.0%	$472,808	$62,324	$16,100	$2,910
+ Total Debt	$148,824	$0	$6,692	$7,708
+ Preferred Stock	$0	$0	$0	$0
Market Value of Total Capital (Enterprise Value)	$2,512,863	$311,619	$87,192	$22,258

CURRENT (TRAILING 12 MONTHS)

EBITDA	$189,549	$32,351	$8,067	$4,117
Total Capital/EBITDA	13.26	9.63	10.81	5.41	9.8	10.2	13.3	5.4	10.0

5 YEAR WEIGHTED AVERAGE

EBITDA	$191,040	$34,116	$4,588	$2,850
Total Capital/EBITDA	13.15	9.13	19.00	7.81	12.3	11.1	19.0	7.8	11.0

Total Market Value of Debt/Total Capital	5.9%	0.0%	7.7%	34.6%	12.1%	6.8%	34.6%	0.0%	10.0%

The trailing twelve months MVIC/EBITDA multiples ranged between 5.4x to 13.3 times, with an average at 9.8x and median at 10.2x. The 5 year weighted average MVIC/EBITDA multiples ranged between 7.8x to 19.0x, with an average at 12.3x and median at 11.1x. As medians reduce impacts from outliers, the median MVIC/EBITDA multiples of 10.2x (TTM), and 11.1x (5YWA) were selected. The selected multiples were rounded to 10.0x (TTM), and 11.0x (5YWA). The following table summarizes our findings:

	TTM	5YWA
AVERAGE	9.8	12.3

MINIMUM	5.4	7.8
1ST QUARTILE	8.6	8.8
2ND QUARTILE (MEDIAN)	10.2	11.1
3RD QUARTILE	11.4	14.6
MAXIMUM	13.3	19.0

SELECTED	10.0	11.0

Given that multiples near the median were selected, adjustments were needed to the extent that the Company differed from the peer group. Among the selected guideline companies, US1 ranked near the bottom on margins and growth and mid-way on liquidity.  Size-wise, US1 is below the median, suggesting a downward adjustment to the market derived multiples from their medians.  Overall, a 25% discount reduces the multiple nearer to the 1st quartile of the comparable multiples, which Cambridge Partners believes to be reasonable. The following table compares the subject company with the four selected guideline companies in terms of size, profitability and growth.

	Size			Profitability			Growth			Liquidity
#	Ticker	[Revenue - LTM]	Rank	Ticker	[%EBITDA - LTM]	Rank	Ticker	[1- Yr EBITDA - LFY]	Rank	Ticker	[Current R.- LFY]	Rank

	USOO	$197,684	3	USOO	2.0%	5	USOO	-92.0%	5	USOO	1.38556	3
1	LSTR	$2,239,361	1	LSTR	8.5%	1	LSTR	-18.6%	3	LSTR	1.64948	2
2	UACL	$561,655	2	UACL	5.8%	3	UACL	-18.1%	2	UACL	2.22364	1
3	XPO	$129,803	5	XPO	6.2%	2	XPO	-30.6%	4	XPO	1.05370	5
4	RLGT	$146,716	4	RLGT	2.8%	4	RLGT	8.4%	1	RLGT	1.23246	4

Average		$769,384			5.8%			-14.7%			1.53982
Median		$354,185			6.0%			-18.4%			1.44097

To assess the value of the Company using the guideline company method, the adjusted MVIC/EBITDA multiples were multiplied by the trailing twelve months EBITDA and the 5-Year Weighted Average EBITDA of the Company, and then equally weighted.  This yielded a value indication of $29,000,000 (rounded) as the market value of the total invested operating capital using the market approach, guideline company method. The computation is summarized in the table below:

	TTM	5YWA

ADJUSTED PRE-TAX CASH FLOW (EBITDA)	$3,983	$3,411

MARKET MULTIPLES	10.0	11.0
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (25.0%)	2.5	2.8

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	7.5	8.3

VALUE INDICATION - CONTROL BASIS	29,869	28,139

VALUE INDICATION (ROUNDED)	30,000	28,000
WEIGHTS	50.0%	50.0%

WEIGHTED INDICATION	$15,000	$14,000

VALUE INDICATION - GUIDELINE COMPANY METHOD	$29,000

REMARKS

[1] TTM - Trailing 12 Months; 5YWA - 5 Years Weighted Average

[2]Dollar figures in thousands

Additional Information regarding Cambridge Partners Methodology regarding AIFE

Market Transaction Method

Market transaction multiples of Market Value of Equity to Book Value of Equity (MVE/BVE) are based on transaction data reported by Pratt’s Stats and Public Stats databases. A summary of the selected transaction is presented in the table below:

						Book Value		MVE/
			Revenue	EBITDA	EBITDA	of Equity	Market Value of	Book
Deal	Seller	Seller's Description	($)	($)	MARGIN (%)	($)	Equity (MVE)	Equity

1	Heritage Insurance Company	Property and Casualty Insurance	$679,769	$94,445	13.9%	$870,541	$1,250,000	1.44
2	American Country Holdings, Inc.	Specialty Property and Casualty Insurer and Provides Premium Financing and Collateralized Loans	$1,022,000	$0	0.0%	$33,081,000	$19,233,365	0.58
3	Guardian Insurance Company	Automobile and Liability Insurance	$4,962,631	$931,741	18.8%	$4,741,009	$3,041,981	0.64

4	Phoenix Indemnity Insurance Company	Provides Stock Property and Casualty Insurance	$17,345,905	$-435,149	-2.5%	$11,520,070	$6,767,503	0.59
5	Advocate, MD Financial Group Inc.	Provides Property/Casualty Insurance and other Insurance Services	$22,508,000	$10,696,000	47.5%	$27,170,000	$44,600,000	1.64

6	Financial Pacific Insurance Group, Inc.	Commercial Property, Casualty, and Surety Lines of Insurance	$56,214,424	$11,045,991	19.6%	$38,817,856	$20,536,314	0.53

7	Capital City Holding Company, Inc. and affiliated corporations	Insurance Holding Company	$62,545,000			$33,034,000	$1,625,000	0.05

8	American Country Insurance Company	Property and Casualty Insurance	$68,716,000	$16,004,000	23.3%	$40,437,000	$40,250,000	1.00

9	Milbank Insurance Company	Insurance	$73,416,000	$10,527,000	14.3%	$71,779,000	$81,300,000	1.13
10	Preserver Group, Inc.	Property and Casualty Insurance (Private Passenger Automobile and Homeowners' Insurance)	$80,932,000	$0	0.0%	$16,332,000	$20,243,000	1.24
11	CapMAC Holdings, Inc.	Provides Financial Guaranty Insurance	$83,979,000	$0	0.0%	$333,495,000	$536,000,000	1.61
12	Capitol Transamerica Corporation	Underwrites Property, Casualty, Fidelity, and Surety Insurance	$109,508,462	$20,533,285	18.8%	$145,699,869	$168,010,376	1.15

13	North Pointe Holdings Corporation	Property and Casualty Insurance Holding Company	$112,824,000	$0	0.0%	$98,254,000	$146,000,000	1.49

14	SCPIE Holdings Inc.	Provides Insurance and Reinsurance Products through Subsidiaries	$143,736,000	$31,723,000	22.1%	$238,362,000	$296,000,000	1.24

15	Front Royal, Inc.	Commercial Property and Casualty Insurance	$144,326,226			$104,464,840	$132,732,434	1.27
16	Specialty Underwriters’ Alliance, Inc.	Specialty Commercial Property and Casualty Insurance Products	$153,491,000	$0	0.0%	$144,315,000	$106,663,000	0.74
17	Vanliner Group, Inc.	Provides Insurance for the Moving and Storage Industry	$165,551,000	$34,262,000	20.7%	$111,115,000	$122,375,000	1.10
18	Darwin Professional Underwriters, Inc.	Property and Casualty Insurance Holding Company	$203,446,000	$0	0.0%	$277,961,000	$550,122,000	1.98
19	Penn-America Group, Inc.	Insurance Holding Company	$220,177,000	$31,332,000	14.2%	$149,807,000	$56,990,000	0.38
20	James River Group, Inc.	Owns and Manages Specialty Property and Casualty Insurance Companies	$237,292,000	$58,515,000	24.7%	$238,940,000	$483,656,000	2.02
21	ProCentury Corporation	Property and Casualty Insurance Holding Company	$238,150,000	$0	0.0%	$161,710,000	$195,163,000	1.21
22	AmCOMP, Inc.	Property and Casualty Insurer	$249,105,000	$37,257,000	15.0%	$144,591,000	$134,960,000	0.93
23	Foremost Corporation of America	Provides Property and Casualty Insurance	$470,396,000	$200,923,000	42.7%	$268,802,000	$728,050,000	2.71
24	HSB Group, Inc.	Commercial Insurance, Global Special Risk Insurance, Engineering Services and Investments	$606,200,000	$147,600,000	24.3%	$468,500,000	$716,200,000	1.53
25	Philadelphia Consolidated H ldi C	Property and Casualty Insurance Holding Company	$1,529,594,000	$502,481,000	32.9%	$1,606,772,000	$4,700,000,000	2.93
26	Commerce Group, Inc., The	Property and Casualty Insurance Holding Company	$1,982,447,000	$0	0.0%	$1,318,552,000	$2,211,000,000	1.68
27	CGU Corporation	Engaged in Underwriting and Risk Placement of Property and Casualty Insurance	$5,512,712,000	$-256,782,000	-4.7%	$3,198,706,000	$183,784,000	0.06

28	Safeco Corporation	Property and Casualty Insurance Holding Company	$6,208,800,000	$0	0.0%	$3,410,700,000	$6,200,000,000	1.82

			Excluding Outliers					Excluding Outliers
		Average	$146,940,000	$74,260,000	24%	$423,285,000		1.2

		1st Quartile	$60,960,000	$10,870,000	17%	$33,045,000		0.6
		2nd Quartile (Median)	$111,165,000	$31,330,000	21%	$127,715,000		1.2
		3rd Quartile	$207,630,000	$47,885,000	25%	$261,335,000		1.6
		Maximum	$606,200,000	$502,480,000	48%	$3,410,700,000		2.9

		# of Transactions	24	15	15	28		28
		SUBJECT COMPANY (LFY)	$4,188,956	$1,170,923	28.0%	$12,002,665	SELECTED	1.2

From the selected transactions, the median, average, as well as the 1st, 2nd, 3rd, and 4th quartile were calculated. The following tables summarized these results:

	Book Value of Equity		MVE/Book Equity
Average	$423,285,000		1.2

1st Quartile	$33,045,000		0.6
2nd Quartile (Median)	$127,715,000		1.2
3rd Quartile	$261,335,000		1.6
Maximum	$3,410,700,000		2.9

# of Transactions	28		28

SUBJECT COMPANY (LFY)	$12,002,665	SELECTED	1.2

MVE/BVE multiples ranged between 0.1x to 2.9x, with an average at 1.2x and median at 1.2x. As medians reduce impacts from outliers, the median MVE/BVE multiple of 1.18x was selected and rounded to 1.2x.

As the median at 1.2x was selected, adjustments were needed to the extent that the subject company differed from the peer transactions. Cambridge Partners noted that AIFE’s book value was below the median for the transactions listed, suggesting a negative adjustment. Reflecting this difference, the MVE/BVE multiple was adjusted downwards by 10%, bringing the multiple to just under the average and well within the range observed.

To assess the value of AIFE using the comparable transactions method, the adjusted MVE/BVE multiple was then multiplied by AIFE’s book value of equity, as of September 30, 2010. This yielded a value indication of $13,900,000 (rounded) as the market value of the equity using the market approach, transaction method. The computation is summarized in the table below:

TTM

EQUITY BOOK VALUE	$12,870

MARKET MULTIPLES	1.2
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (10.0%)	0.1

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	1.1

VALUE INDICATION - CONTROL BASIS	13,899

WEIGHTED INDICATION	$13,900

EQUITY VALUE INDICATION - MARKET TRANSACTION METHOD (Rounded)	$13,900

REMARKS

[1] TTM – 09/30/2010

[2]Dollar figures in thousands

Guideline Companies Method

Market guideline multiples of Market Value of Equity to Book Value of Equity (MVE/BVE) are based on financial data reported by Hemscott Stats database using FetchXL.

The first step in constructing the MVE/BVE multiples is to estimate the value of equity on a control basis as of the fairness opinion date. For that, Cambridge Partners obtained the closing price per share for all selected guidelines as of valuation date. The price per share was then multiplied by the latest reported number of shares outstanding prior to the fairness date, resulting in the market value of common equity on a minority level.

For purposes of comparison to other methods, the market value of equity must be adjusted to account for a total controlling interest in the Company.  To arrive at a reasonable control premium, Cambridge Partners reviewed the 2010 Mergerstat Review.  Based upon the data summarized from the aforementioned publication, Cambridge Partners selected 20% as the appropriate control premium.  The control premium information is presented below:

			Transaction
	Median		Weighted
Year	Premiums 1	Weighting	Product

1999	34.6%	1	34.6%
2000	41.1%	2	82.2%
2001	40.5%	3	121.5%
2002	34.4%	4	137.6%
2003	31.6%	5	158.0%
2004	23.4%	6	140.4%
2005	24.1%	7	168.7%
2006	23.1%	8	184.8%
2007	24.7%	9	222.3%
2008	36.5%	10	365.0%
2009	39.8%	11	437.8%

Totals:		66	2052.9%
Weighted Average:			31.1%
Industry Factor 2			0.68

Expected Premium			21.3%
Expected Premium (Rounded)			20.0%

NOTES:

1. Premiums are based on Mergerstat Review 2010 for all for all purchases.

2.
The Industry Factor is based on average percent premiums paid over market price in the Industry (outlined below) per Mergerstat Review during the period 2001-2009 (Table 2-14) relative to average premiums paid throughout all industries for the same time period, and is calculated as follows:

Transaction
Weighted
Insurance	27.0
All-Industry Premium	39.5
Industry Factor	0.68

Adding the market value of common equity on a minority level to the control premium results in the market value indication of the common equity on a control level.  Finally, the MVE on a control level was divided by the reported book value of equity (BVE) to derive the MVE/BVE multiple.

This operation is repeated for all the selected guideline companies, covering the trailing twelve months ending on valuation date.

The following table summarized these calculations:

PREPARED FOR US 1 INDUSTRIES, INC.
ANALYSIS OF AMERICAN INTER-FIDELITY EXCHANGE
GUIDELINE COMPANIES METHOD - PUBLICLY TRADED MARKET MULTIPLES

($ 000's, except per share data)

	BWINB	FAC	PGR	MCY	GAN	ASAM	SAFT	IPCC	AFFM	Guideline	Guideline	Guideline	Guideline	Guideline
LTM End Date	2010/09	2010/09	2010/09	2010/09	2010/09	2010/09	2010/09	2010/09	2010/09	Average	Median	High	Low	Selected

GUIDELINE COMPANY HIGHLIGHTS
SIZE - Revenues (LFY)	$242,560	$218,984	$15,022,300	$2,797,568	$180,160	$66,424	$601,961	$936,672	$459,990	$1,866,091	$242,560	$15,022,300	$31
- Total Assets (LFY)	$851,315	$356,342	$20,049,300	$4,232,633	$241,902	$141,146	$1,427,837	$1,803,671	$751,280	$2,714,318	$751,280	$20,049,300	$360
GROWTH - Revenue Growth (1 Yr as of LFY)	48.3%	-15.9%	13.4%	29.3%	8.5%	5.9%	-7.7%	-5.1%	1.6%	8.7%	5.9%	48.3%	-15.9%
- Revenue Growth (3-Yr as of LFY)	-2.3%	-18.1%	-0.4%	-0.9%	-2.9%	7.1%	-6.0%	-10.3%	-4.5%	-4.3%	-2.9%	7.1%	-18.1%
LEVERAGE -Debt/Total Capital	1.6%	28.8%	10.5%	9.4%	54.5%	23.4%	0.0%	21.3%	75.0%	27.4%	21.3%	75.0%	0.0%

CAPITALIZATION*
Price per Share (Valuation Date)	$23.57	$1.75	$20.99	$39.60	$7.50	$0.27	$42.60	$47.66	$3.63
x Common Shares Outstanding (M)	14,815	48,489	663,350	54,800	4,780	65,494	15,027	12,554	15,415
Market Value of Common Equity	$349,188	$84,856	$13,923,719	$2,170,080	$35,850	$17,683	$640,162	$598,347	$55,958
+ Industry Control Premium @ 20.0%	$69,838	$16,971	$2,784,744	$434,016	$7,170	$3,537	$128,032	$119,669	$11,192
Market Value of Total Equity	$419,025	$101,827	$16,708,463	$2,604,096	$43,020	$21,220	$768,194	$718,016	$67,149

CURRENT (TRAILING 12 MONTHS)

Total Book Value	$372,738	$181,594	$6,713,200	$1,851,091	$71,712	$14,864	$659,421	$651,723	$144,763
Total Equity/Total Book Value	1.12	0.56	2.49	1.41	0.60	1.43	1.16	1.10	0.46	1.15	1.12	2.49	0.46	1.10

1. As of Valuation Date, 9/16/2010, as per FetchXL
2. Unless otherwise noted, dollar amounts are in thousands and are from corporate financial statements as reported by Hemscott.

The trailing twelve months MVE/BVE multiples ranged between 0.5x to 2.5x, with an average at 1.1x and median at 1.1x. As medians reduce impacts from outliers, the median MVE/BVE multiple of 1.12x was selected and rounded to 1.1x. The following table summarizes our findings:

TTM

AVERAGE	1.1

MINIMUM	0.5
1ST QUARTILE	0.6
2ND QUARTILE (MEDIAN)	1.1
3RD QUARTILE	1.4
MAXIMUM	2.5

SELECTED	1.1

Given that multiples near the median were selected, adjustments were needed to the extent that AIFE differed from the peer group. Based on the 9 guideline companies listed, the median multiple represented companies much larger than the subject company; rank-wise, AIFE was the smallest in overall sales, suggesting a downward adjustment from the median was needed. Overall, a 10% discount reduces the multiple just below the median of the comparable multiples, which Cambridge Partners believes to be reasonable. Reflecting the above difference, the MVE/BVE multiples were adjusted downwards by 10%. The following table compares the subject company with the nine selected guideline companies in terms of size, profitability.

	Size			Profitability
					[%EBITDA -
#	Ticker	[Revenue - LTM]	Rank	Ticker	LTM]	Rank

	AIFE	$4,334	10	AIFE	7.1%	6
1	BWINB	$242,560	6	BWINB	14.7%	2
2	FAC	$218,984	7	FAC	4.1%	8
3	PGR	$15,022,300	1	PGR	11.5%	4
4	MCY	$2,797,568	2	MCY	10.0%	5
5	GAN	$180,160	8	GAN	4.4%	7
6	ASAM	$66,424	9	ASAM	0.8%	10
7	SAFT	$601,961	4	SAFT	12.5%	3
8	IPCC	$936,672	3	IPCC	16.0%	1
9	AFFM	$459,990	5	AFFM	2.0%	9

Average		$2,280,735			8.5%
Median		$459,990			10.0%

To assess the value of the subject Company using the guideline company method, the adjusted MVE/BE multiple was multiplied by the Company’s book value of equity, as of 09/30/2010.  This yielded a value indication of $12,700,000 (rounded) as the market value of the total equity using the market approach, guideline company method. The computation is summarized in the table below:

TTM

BOOK EQUITY CAPITAL	$12,870

MARKET MULTIPLES	1.1
LESS: DISCOUNT FOR COMPANY SPECIFIC FACTORS (10.0%)	0.1

ADJUSTED MARKET MULTIPLE - CONTROL BASIS	1.0

VALUE INDICATION - CONTROL BASIS	12,741

EQUITY VALUE INDICATION - GUIDELINE COMPANY METHOD	$12,700

REMARKS

[1] TTM – 09/30/2010

[2]Dollar figures in thousands

Analysis of Comparable Companies Utilized by Cambridge Partners with regard to US-1

Market Transaction Method

In the current instance, Cambridge Partners’ first step was to identify the most appropriate North American Industry Classification System (NAICS) code.  The General Freight Trucking, Long-Distance, Truckload (NAICS 484121) and Specialized Freight (except Used Goods) Trucking, Long-Distance (NAICS 484230) industries were selected as the most relevant for our analysis. Although these industries were not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

Pratt’s Stats and Public Stats databases were used as the source of transaction data. The initial search resulted in 30 transactions. Transactions involving companies that were believed to be in segments of the transportation industry dissimilar to the subject company were excluded. For example, transportation companies specialized in the oil and gas industry were excluded. Additionally, companies reporting no earnings (Earnings Before Interest Tax Depreciation and Amortization), were excluded as well. The final selection included 11 transactions.

The following table summarizes the results from the process described above:

Deal	Seller	Seller's Description	Exclusions

1	Carolina Pacific Distributors Inc.	Shipping / Trucking Services From Coast to Coast

2	Choctaw Brokerage Inc. and Choctaw Express	Truckload Motor Carrier Providing Transportation Services

	Circle D Transport Inc.	Provides Transportation Services to the Oilfield Industry	Trucking company specializing in the oil/gas industry

	Badger Transport, Inc.	Transportation of Wind Energy Components	Company description doesn't appear to be in line with the subject company's core business.

	Capital Warehouse Inc.	Truckload Carrier / Warehouse	Trucking company specializing in the oil/gas industry

	Pilot Transport, Inc.	Provides Transportation of Automobiles	Trucking company specializing in the oil/gas industry

	Mid-Cal Express, Inc.	Truckload Carrier that Transports a Range of Commodities	Negative EBITDA

3	R & M Enterprises and Williams Truck	Trucking Company

4	Volunteer Trucking, Inc.	OTR and LTL Trucking

	MPG Transco Ltd.	Provides Transportation of Automobiles	Trucking company specializing in the oil/gas industry

	RailLink, Ltd.	Provides Freight Transportation Services	Company description doesn't appear to be in line with the subject company's core business.

	NA	Oilfield Trucking	Trucking company specializing in the oil/gas industry

	NA	Solid Waste Transportation	Company description doesn't appear to be in line with the subject company's core business.

	Petro-Chemical Transport, Inc.	Transportation, Petroleum Products	Trucking company specializing in the oil/gas industry

	Conex Global Logistics Services, Inc.	Interrelated Freight Services to Include Trucking and Rail	Company description doesn't appear to be in line with the subject company's core business.

	Stony's Trucking Company	Local and Long-Distance Hauling of Various Products	Negative EBITDA

	Formula Transport Ltd.	Provides Oilfield Trucking and Related Services to the Oil and Gas Industry	Trucking company specializing in the oil/gas industry

	H.L. Powell Ltd.	Provides Oilfield Trucking and Related Services to the Oil and Gas Industry	Trucking company specializing in the oil/gas industry

	NA	Bulk Crude Oil Transportation	Trucking company specializing in the oil/gas industry

	Victory Express Inc.	Truckload Carrier	Company description doesn't appear to be in line with the subject company's core business.

	CARCO Carrier Corporation	Irregular Route, Common and Contract Motor Carrier	Company description doesn't appear to be in line with the subject company's core business.

5	NA	Trucking

6	North Star Transportation, Inc.	Transportation; General Commodities

	Swanberg Bros. Trucking Ltd.	Provides Oilfield Trucking and Related Services to the Oil and Gas Industry	Trucking company specializing in the oil/gas industry

7	Star Transportation, Inc.	Short-to-Medium Haul Dry Van Regional Truckload Carrier

8	PST Vans, Inc.	Trucking Services (see notes)

	CD&L, Inc.	Full-Service Provider of Delivery Services	Company description doesn't appear to be in line with the subject company's core business.

9	Contract Freighters, Inc.	Truckload Carrier

10	Arnold Industries, Inc.	Provides Trucking and Warehousing Services

11	USF Corporation	Regional and Inter-Regional Delivery and Transportation

Guideline Companies Method

In the current instance, Cambridge Partners’ first step was to identify U.S./domestic public companies similar to the subject in business type and operations.  To accomplish this, Cambridge Partners used the Hemscott database through FetchXL, which contains publicly-traded companies for North America.  The first step in selecting the U.S./domestic publicly traded guideline companies was to identify the most appropriate North American Industry Classification System (NAICS) code. The General Freight Trucking, Long-Distance, Truckload (NAICS 484121) and Specialized Freight (except Used Goods) Trucking, Long-Distance (NAICS 484230) were initially selected as the most relevant for our analysis.  As there were no publicly traded comparables listed under NAICS 484230 and the search yielded too few comparable for NAICS 484230 once filtered/excluded, the search was expanded to include the Freight Transportation Arrangements (NAICS 488510) industry. Although these industries were not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

From the initial set of 31 comparables, 11 publicly traded companies1 remained after filtering them for reasons cited below; a more thorough review based on website information and public disclosures (same factors) then reduced this set to 4 companies. Companies that included either significant truck fleets, had other lines of business, operated worldwide, or third-party administration (TPAs), were believed to be dissimilar to the subject company and excluded. Finally, the subject company, which was part of Cambridge Partners’ initial sample, was also excluded.

1 Excluded ECHO, FFEX, PATR, JBHT, VTNC, YRCW, WERN, PTSI, MRTN, HTLD, ODFL, USAK, FWRD, CGI, KNX, CVTI, SAIA, QLTY ABFR, EXPD, and SINO.

The following table summarizes the results from the process described above:

Company	Ticker	Headquarters	Description	Exclusions

ARKANSAS BEST CORP	ABFS	Fort Smith, AR	Arkansas Best Corporation is a holding company through its subsidiaries is engaged in motor carrier transportation operations.	asset based

AUTOINFO	AUTO	Boca Raton, FL
AutoInfo, Inc. is a non-asset based transportation services company, which through its wholly-owned subsidiaries, provides transportation capacity & related transportation services to shippers throughout the United States, & to a lesser extent, Canada.
penny stock

CELADON GROUP	CGI	Indianapolis, IN
Celadon Group Inc, through its subsidiaries, provides long haul, full truckload services between the United States, Canada, and Mexico. Its customer base includes Alcoa, Carrier Corporation, General Electric, International Truck & Engine and Wal-Mart.
asset based

CH ROBINSON WORLDWIDE	CHRW	Eden Prairie, MN	CH Robinson Worldwide, Inc. is a third party logistics company, which provides freight transportation services and logistics solutions to companies of all sizes, in a variety of industries.	Third party logistic provider

CON-WAY	CNW	San Mateo, CA
Con-way, Inc. provide transportation, logistics and supply-chain management services for a wide range of manufacturing, industrial and retail customers. It has divided into five reporting segments: Freight, Logistics, Truckload, Vector and Other.
LTL transportation. Company with significant investment in "revenue equipment" (e.g. trucks)

COVENANT TRANSPORTATION A	CVTI	Chattanooga, TN	Covenant Transportation Group, Inc. together with its wholly-owned subsidiaries offers truckload transportation and brokerage services to customers throughout the continental United States.	asset based

ECHO GLOBAL LOGISTICS	ECHO	Chicago, IL	Echo Global Logistics, Inc. is a provider of technology-enabled business process outsourcing, serving the transportation and logistics needs of its clients.	truckload, less-than truck-load, small parcel, inter-modal, domestic air, and international.

EXPRESS-1 EXPEDITED SLTNS	XPO	Saint Joseph, MI	Express-1 Expedited Solutions, Inc. is a transportation services organization, focused upon transportation services. Its business units are Express-1, Concert Group Logistics and Bounce Logistics.

FORWARD AIR	FWRD	Greeneville, TN
Forward Air Corporation provides surface transportation and related logistics services to the North American deferred air freight market. Its operations are classified into two segments: Forward Air, Inc. and Forward Air Solutions, Inc.
air cargo included

FROZEN FOOD EXPRESS	FFEX	Dallas, TX	Frozen Food Express Industries, Inc. provides temperature-controlled truckload and less-than-truckload services in the United States.	Company specialized in servicing the food industry

HEARTLAND EXPRESS	HTLD	North Liberty, IA
Heartland Express, Inc. is a short-to-medium-haul truckload carrier of general commodities. It provides transportation service to shippers, using late-model equipment and a combined fleet of company-owned and owner-operator tractors.
asset based

HUB GROUP A	HUBG	Downers Grove, IL	Hub Group, Inc. is an asset light freight transportation management company, which offers intermodal, truck brokerage and logistics services.	Third party logistic provider

JB HUNT TRANSPORT	JBHT	Lowell, AR	J.B. Hunt Transport Services, Inc is the wholesale distributor of specialty technology products, providing value-added distribution sales to resellers in the specialty technology markets.	asset based

KNIGHT TRANSPORTATION	KNX	Phoenix, AZ	Knight Transportation, Inc. and its subsidiaries is a short to medium-haul truckload carrier of general commodities.	asset based

LANDSTAR SYSTEM	LSTR	Jacksonville, FL
Landstar System, Inc is engaged as a transportation & logistics services company, providing transportation capacity & related transportation services to shippers throughout the United States and to a lesser extent in Canada.

MARTEN TRANSPORT	MRTN	Mondovi, WI
Marten Transport is a long-haul and regional truckload carrier providing protective service transportation and distribution of time- and temperature-sensitive materials and general commodities to customers in the United States, Canada and Mexico.
asset based

OLD DOMINION FREIGHT LNS	ODFL	Thomasville, NC
Old Dominion Freight Lines is a non-union less-than-truckload motor carrier providing multi-regional service among six regions in the United States and next-day and second-day service within each of these regions.
asset based

PACER INTERNATIONAL INC	PACR	Dublin, OH
Pacer International, Inc. is an asset-light North American transportation and logistics services provider. The Company focuses on delivering an integrated door-to-door intermodal product to the end-shipper/beneficial cargo owners, along with complementary logistics services.
Third party logistic provider

PAM TRANSPORTATION	PTSI	Tontitown, AR
P.A.M. Transportation is a truckload dry van carrier transporting general commodities throughout the continental United States, and in certain Canadian provinces. It also provides transportation services in Mexico under agreements with Mexican carriers.
asset based

PATRIOT TRANSPORTATION	PATR	Jacksonville, FL	Patriot Transportation Holding, Inc. and its subsidiaries are engaged in the transportation and real estate businesses.	transportation and real estate businesses

QUALITY DISTRIBUTION	QLTY	Tampa, FL	Quality Distribution Inc. and its subsidiaries are engaged in truckload transportation of bulk chemicals in North America.	asset based

RADIANT LOGISTICS INC	RLGT	Bellevue, WA
Radiant Logistics, Inc. is a non-asset based logistics company providing domestic and international freight forwarding services through a network, which includes a combination of company owned and exclusive agent offices across North America.

SAIA	SAIA	Johns Creek, GA	Saia, Inc. is an asset-based trucking company that provides a number of transportation and supply chain solutions to a range of industries, including the retail, chemical and manufacturing industries.	asset based

UNIVERSAL TRUCKLOAD SVCS	UACL	Warren, MI	Universal Truckload Services, Inc. is a non-asset based provider of transportation services to shippers throughout the United States and in the Canadian provinces of Ontario and Quebec.

US1 INDUSTRIES	USOO	Valparaiso, IN
US 1 Industries, Inc. is a holding company, which through its subsidiaries, carries all forms of freight transported by truck, including trucking services such as containerized, refrigerated and flatbed transportation.
Subject Company

USA TRUCK	USAK	Van Buren, AR	USA Truck, Inc. is a truckload carrier providing transportation of general commodities throughout the continental United States, into and out of Mexico and into and out of portions of Canada.	asset based

VITRAN CORPORATION	VTNC	Toronto, ON
Vitran Corporation, Inc is a provider of freight surface transportation and related supply chain services throughout Canada and in 29 states in the eastern, central, southwestern, and western United States.
Canadian company

WERNER ENTERPRISES	WERN	Omaha, NE	Werner Enterprises, Inc. is a transportation and logistics company, which is engaged mainly in hauling truckload shipments of general commodities in both interstate and intrastate commerce.	asset based

WLG INC	WLGI	Des Plaines, IL
WLG Inc. (WLG) is an international, non-asset based logistics company that provides air and ocean freight forwarding, contract logistics, customs brokerage and other supply chain management services to its customers from its offices in Hong Kong, the People's Republic of China, Australia, the United States, the United Kingdom and through a worldwide network of independent cargo agents.
Pink Sheet/Unavailable data

YRC WORLDWIDE	YRCW	Overland Park, KS	YRC Worldwide inc. is a holding company that through wholly owned operating subsidiaries offers its customers a range of transportation services.	asset based

Analysis of Comparable Companies Utilized by Cambridge Partners with regard to AIFE

Market Transaction Method

In the current instance, Cambridge Partners’ first step was to identify the most appropriate North American Industry Classification System (NAICS) code.  Direct Property and Casualty Insurance Carriers (NAICS code 524126) industry was selected as the most relevant for our analysis. Although this industry was not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

Pratt’s Stats and Public Stats databases were used as the source of transaction data. The initial search resulted in 38 transactions. Transactions involving companies that were believed to be in segments of the insurance industry dissimilar (e.g., auto insurance, etc.) to the subject company were excluded.  Additionally, companies reporting negative book values, irrational implied multiples and outliers were excluded as well. The final selection included 28 transactions.

The following table summarizes the results from the process described above:

Deal	Seller	Seller's Description	Exclusion

1	Heritage Insurance Company	Property and Casualty Insurance

2	American Country Holdings, Inc.	Specialty Property and Casualty Insurer and Provides Premium Financing and Collateralized Loans

	Barry Scott Companies, Inc.	Provides Auto Insurance through Twenty Agencies	Negative Multiple/Not Meaningful

3	Guardian Insurance Company	Automobile and Liability Insurance

	NA	Property/Casualty Insurance Agency and Employee Benefits TPA	Outlier [124x multiple considered unreasonable]

	FLF, Inc. (d/b/a Diversified Risk Insurance Brokers, Inc.)	Commercial Property and Casualty Insurance Broker	Outlier [74x multiple considered unreasonable]

	Milne Scali & Company	Owns and Operates General Property and Casualty Insurance Agencies	Outlier [94x multiple considered unreasonable]

	North East Insurance Company	Property and casualty insurer	Multiple not reported

4	Phoenix Indemnity Insurance Company	Provides Stock Property and Casualty Insurance

5	Advocate, MD Financial Group Inc.	Provides Property/Casualty Insurance and other Insurance Services

	Gibraltar Casualty Company	Direct Excess and Surplus Lines Insurance Company	Description

	Texas General Agency, Inc. and affiliates	Property and Casualty Insurance Products	Outlier [6.1x multiple considered unreasonable]

6	Financial Pacific Insurance Group, Inc.	Commercial Property, Casualty, and Surety Lines of Insurance

7	Capital City Holding Company, Inc. and affiliated corporations	Insurance Holding Company

8	American Country Insurance Company	Property and Casualty Insurance

9	Milbank Insurance Company	Insurance

	NCRIC Group, Inc.	Property and Casualty Insurance Company	Negative Multiple/Not Meaningful

10	Preserver Group, Inc.	Property and Casualty Insurance (Private Passenger Automobile and Homeowners' Insurance)

11	CapMAC Holdings, Inc.	Provides Financial Guaranty Insurance

12	Capitol Transamerica Corporation	Underwrites Property, Casualty, Fidelity, and Surety Insurance

13	North Pointe Holdings Corporation	Property and Casualty Insurance Holding Company

14	SCPIE Holdings Inc.	Provides Insurance and Reinsurance Products through Subsidiaries

15	Front Royal, Inc.	Commercial Property and Casualty Insurance

16	Specialty Underwriters’ Alliance, Inc.	Specialty Commercial Property and Casualty Insurance Products

17	Vanliner Group, Inc.	Provides Insurance for the Moving and Storage Industry

	MEEMIC Insurance Company and MEEMIC Insurance Services Corporation	Insurance	Multiple not reported

18	Darwin Professional Underwriters, Inc.	Property and Casualty Insurance Holding Company

19	Penn-America Group, Inc.	Insurance Holding Company

20	James River Group, Inc.	Owns and Manages Specialty Property and Casualty Insurance Companies

21	ProCentury Corporation	Property and Casualty Insurance Holding Company

22	AmCOMP, Inc.	Property and Casualty Insurer

23	Foremost Corporation of America	Provides Property and Casualty Insurance

24	HSB Group, Inc.	Commercial Insurance, Global Special Risk Insurance, Engineering Services and Investments

	Virgin Mobile USA, Inc.	National Provider of Predominantly Prepaid Wireless Communications Services	Negative Multiple/Description

25	Philadelphia Consolidated Holding Corp.	Property and Casualty Insurance Holding Company

26	Commerce Group, Inc., The	Property and Casualty Insurance Holding Company

27	CGU Corporation	Engaged in Underwriting and Risk Placement of Property and Casualty Insurance

28	Safeco Corporation	Property and Casualty Insurance Holding Company

Guideline Companies Method

In the current instance, Cambridge Partners’ first step was to identify U.S./domestic public companies similar to the subject in business type and operations.  To accomplish this, Cambridge Partners used the Hemscott database through FetchXL, which contains publicly-traded companies for North America.  The first step in selecting the U.S./domestic publicly traded guideline companies was to identify the most appropriate North American Industry Classification System (NAICS) code.  The Direct Property and Casualty Insurance Carriers (NAICS 524126) industry was selected as the most relevant for our analysis. Although these industries were not viewed as exactly comparable to the subject businesses there were enough similarities to examine how markets priced companies in these industries.

The initial search resulted in 83 publicly traded companies. Cambridge Partners further refined its search by excluding all companies whose core businesses were not more directly comparable to the insurance offered by AIFE. Thus, the final selection included only 9 guideline companies.

The following table summarizes the results from the process described above:

Company	Ticker	Headquarters	Description	Exclusions

BALDWIN & LYONS B	BWINB	Indianapolis, IN
The company through its divisions and subsidiaries, specializes in marketing and underwriting property and casualty insurance and the assumption of property reinsurance mainly insuring against catastrophes.

FIRST ACCEPTANCE	FAC	Nashville, TN
First Acceptance Corporation is a retailer, servicer and underwriter of non-standard personal automobile insurance based in Nashville, Tennessee. It writes non-standard personal automobile insurance in 12 states.

PROGRESSIVE	PGR	Mayfield Village, OH
Progressive Corporation is an insurance holding company, whose subsidiaries provides personal and commercial automobile insurance and other property-casualty insurance and related services throughout the United States.

MERCURY GENERAL	MCY	Los Angeles, CA
Mercury General Corporation and its subsidiaries are engaged in writing automobile insurance in a number of states, mainly California. It also writes homeowners, mechanical breakdown, fire, umbrella, and commercial automobile and property insurance.

GAINSCO	GAN	Dallas, TX	Gainsco, Inc., through its subsidiaries, is engaged in the property and casualty insurance business focusing on the nonstandard personal auto market.

ASSURANCEAMERICA	ASAM	Atlanta, GA	An insurance holding company underwrites and distributes nonstandard private passenger automobile insurance.

SAFETY INSURANCE GROUP	SAFT	Boston, MA
The Company is a provider of private passenger automobile insurance in Massachusetts. It also offers a portfolio of property and casualty insurance products, including commercial automobile, homeowners, dwelling fire, umbrella and business owner policies.

INFINITY PROPERTY	IPCC	Birmingham, AL	A holding company which through subsidiaries provides personal automobile insurance with a concentration on nonstandard auto insurance.

AFFIRMATIVE INS HOLDINGS	AFFM	Addison, TX	The Company is a distributor and producer of non-standard personal automobile insurance policies and related products and services for individual consumers in targeted geographic areas.

21ST CENTURY HOLDING	TCHC
21st Century Holding Company is an insurance holding company, which, through its subsidiaries & its contractual relationships with its independent agents, controls substantially all aspects of the insurance underwriting, distribution and claims processes.
Company description doesn't appear to be in line with the subject company's core business.

ACE	ACE
ACE Ltd is a Swiss-incorporated holding company with its subsidiaries, is a global insurance and reinsurance organization and serve the property and casualty insurance needs of businesses of all sizes in a range of industries.
Company description doesn't appear to be in line with the subject company's core business.

ALLEGHANY	Y		Alleghany Corporation is engaged, through Alleghany Insurance Holdings LLC and its subsidiaries, RSUI, CATA, Darwin and EDC, in the property and casualty and surety insurance business.	Company description doesn't appear to be in line with the subject company's core business.

ALLIED WORLD ASSURANCE	AWH
Allied World Assurance Holdings Ltd, through its wholly-owned subsidiaries provides property and casualty insurance and reinsurance on a worldwide basis through operations in Bermuda, the United States, Ireland, Switzerland and the United Kingdom.
Company description doesn't appear to be in line with the subject company's core business.

ALLSTATE	ALL	The Allstate Corporation is engaged in the personal property and casualty insurance business and the life insurance, retirement and investment products business.	Company description doesn't appear to be in line with the subject company's core business.

ALTERRA CAPITAL HOLDINGS	ALTE	Alterra Capital Holdings Limited provides diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.	Company description doesn't appear to be in line with the subject company's core business.

AMERICAN FINANCIAL GROUP	AFG	American Financial Group, Inc. is a holding company which through its subsidiaries, is engaged mainly in property and casualty insurance.	Company description doesn't appear to be in line with the subject company's core business.

AMERICAN INTL GROUP	AIG	American International Group is a holding company, through its subsidiaries, is engaged in insurance and insurance related activities in the United States and abroad.	Company description doesn't appear to be in line with the subject company's core business.

AMERICAN SAFETY INSURANCE	ASI	American Safety Insurance Holdings Ltd is an insurance and reinsurance company which provides customized products and solutions to small and medium-sized businesses in industries.	Company description doesn't appear to be in line with the subject company's core business.

AMERISAFE	AMSF	Amerisafe Inc. is a holding Company which markets and underwrites workers' compensation insurance through its insurance subsidiaries.	Company description doesn't appear to be in line with the subject company's core business.

AMTRUST FINANCIAL SVCS	AFSI	An insurance holding company through its subsidiaries provides specialty property and casualty insurance.	Company description doesn't appear to be in line with the subject company's core business.

ASPEN INSURANCE HOLDINGS	AHL	Aspen Insurance Holdings Ltd is a Bermuda holding company which operates in the global markets for property and casualty insurance and reinsurance.	Company description doesn't appear to be in line with the subject company's core business.

ASSURED GUARANTY	AGO	Assured Guaranty, Ltd. is a holding company, which through its operating subsidiaries provides credit enhancement products to the public finance, structured finance and mortgage markets.	Company description doesn't appear to be in line with the subject company's core business.

AXIS CAPITAL HOLDINGS	AXS
Axis Capital Holdings Ltd through its subsidiaries, provides a range of insurance and reinsurance products to insureds and reinsureds worldwide operations with main locations in Bermuda, the United States and Europe.
Company description doesn't appear to be in line with the subject company's core business.

BALDWIN & LYONS A	BWINA
Baldwin & Lyons, Inc. through its divisions and subsidiaries, specializes in marketing and underwriting property and casualty insurance and the assumption of property reinsurance mainly insuring against catastrophes.
Company description doesn't appear to be in line with the subject company's core business.

BANCINSURANCE	BCIS	N/A	Company description doesn't appear to be in line with the subject company's core business.

BERKSHIRE HATHAWAY A	BRKA
Berkshire Hathaway Inc. is a holding company, whose subsidiaries are engaged in a number of business activities, including property and casualty insurance and reinsurance, utilities and energy, finance, manufacturing, service and retailing.
Company description doesn't appear to be in line with the subject company's core business.

BERKSHIRE HATHAWAY B	BRKB
Berkshire Hathaway Inc. is a holding company, whose subsidiaries are engaged in a number of business activities, including property and casualty insurance and reinsurance, utilities and energy, finance, manufacturing, service and retailing.
Company description doesn't appear to be in line with the subject company's core business.

CHUBB	CB	The Chubb Corporation is a holding company with subsidiaries mainly engaged in the property and casualty insurance business.	Company description doesn't appear to be in line with the subject company's core business.

CINCINNATI FINANCIAL CORP	CINF
Cincinnati Financial Corporation's main business is property casualty insurance marketed through independent insurance agents in 37 states. It has four segments Commercial lines property casualty, life, personal lines property casualty and Investments.
Company description doesn't appear to be in line with the subject company's core business.

CNA FINANCIAL	CNA
CNA Financial Corporation serves a variety of customers, including small, medium and large businesses; associations; professionals; and groups and individuals with a range of insurance and risk management products and services.
Company description doesn't appear to be in line with the subject company's core business.

CNA SURETY	SUR
CNA Surety Corporation is an insurance holding company which provides surety and surety-related products in North America and to be the surety of choice for its customers, independent agents and brokers.
Company description doesn't appear to be in line with the subject company's core business.

DONEGAL GROUP A	DGICA
Donegal Group, Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial lines of property and casualty insurance to businesses and individuals in 18 Mid-Atlantic, Midwestern and Southeastern states.
Company description doesn't appear to be in line with the subject company's core business.

DONEGAL GROUP B	DGICB
Donegal Group, Inc. is an insurance holding company whose insurance subsidiaries offer personal and commercial lines of property and casualty insurance to businesses and individuals in 18 Mid-Atlantic, Midwestern and Southeastern states.
Company description doesn't appear to be in line with the subject company's core business.

EMC INSURANCE GROUP	EMCI
EMC Insurance Group Inc. conducts operations in property and casualty insurance and reinsurance through its subsidiaries. It focuses on the sale of commercial lines of property and casualty insurance to small and medium-sized businesses.
Company description doesn't appear to be in line with the subject company's core business.

EMPLOYERS HOLDINGS	EIG	The Company is a provider of worker's compensation insurance focused on select small businesses engaged in low to medium hazard industries.	Company description doesn't appear to be in line with the subject company's core business.

ENDURANCE SPECIALTY HLDGS	ENH	Endurance Specialty Holdings, Ltd. is a holding company through its subsidiary provides property and casualty insurance and reinsurance on a worldwide basis.	Company description doesn't appear to be in line with the subject company's core business.

ENSTAR GROUP	ESGR	Enstar Group Ltd was formed to acquire and manage insurance and reinsurance companies in run-off, and to provide management, consulting and other services to the insurance and reinsurance industry.	Company description doesn't appear to be in line with the subject company's core business.

ERIE INDEMNITY A	ERIE
Erie Indemnity Company provides sales, underwriting and policy issuance services to the policyholders of Erie Insurance Exchange. It also operates as a property/casualty insurer through its three wholly-owned subsidiaries.
Company description doesn't appear to be in line with the subject company's core business.

FIRST MERCURY FINANCIAL	FMR	N/A	Company description doesn't appear to be in line with the subject company's core business.

FPIC INSURANCE GROUP	FPIC	FPIC Insurance Group, Inc. operates in the medical professional liability insurance sector of the property and casualty insurance industry as an insurance carrier that bears underwriting risks.	Company description doesn't appear to be in line with the subject company's core business.

FREMONT MICH INSURACORP	FMMH	N/A	Company description doesn't appear to be in line with the subject company's core business.

HANOVER INSURANCE GROUP	THG	Hanover Insurance Group, Inc. is a holding company, whose main business operations include insurance products and services in three property and casualty operating segments.	Company description doesn't appear to be in line with the subject company's core business.

HARLEYSVILLE GROUP	HGIC	Harleysville Group Inc. is an insurance holding company, which through its subsidiaries, engages in the property and casualty insurance business on a regional basis.	Company description doesn't appear to be in line with the subject company's core business.

HARTFORD FIN SRVCS GRP	HIG
Hartford Financial Services Group, Inc. is an insurance and financial services company providing investment products, individual life, group life and group disability insurance products and property and casualty insurance products in the United States.
Company description doesn't appear to be in line with the subject company's core business.

HCC INSURANCE	HCC
HCC Insurance Holdings Inc. provides property and casualty, surety, and group life, accident and health insurance coverages and related agency and reinsurance brokerage services to commercial customers and individuals.
Company description doesn't appear to be in line with the subject company's core business.

HILLTOP HOLDINGS	HTH
Hilltop Holdings Inc. provides fire and homeowners insurance to low value dwellings and manufactured homes in Texas and other areas of the south, southeastern and southwestern United States through its casualty insurance holding company, NLASCO, Inc.
Company description doesn't appear to be in line with the subject company's core business.

HOMEOWNERS CHOICE	HCII	Homeowners Choice, Inc. through its subsidiaries provides property and casualty homeowners insurance, condominium-owners insurance, and tenants insurance to individuals owning property in Florida.	Company description doesn't appear to be in line with the subject company's core business.

HORACE MANN EDUCATORS	HMN
Horace Mann Educators is an insurance holding company through its subsidiaries markets and underwrites personal lines of property and casualty insurance, retirement annuities and life insurance in the United States of America.
Company description doesn't appear to be in line with the subject company's core business.

KINGSWAY FINANCIAL SVCS	KFS	Kingsway Financial Services, Inc. provides innovative insurance solutions to manage speciality risks for individuals and businesses in the United States and, until the disposition of JEVCO, in Canada.	Company description doesn't appear to be in line with the subject company's core business.

LOEWS	L
Loews Corporation through its subsidiaries is engaged in commercial property & casualty insurance, operation of offshore oil & gas drilling rigs, production of natural gas and liquids, operation of interstate natural gas pipeline and operation of hotels.
Company description doesn't appear to be in line with the subject company's core business.

MAJESTIC CAPITAL LTD	MAJC
Majestic Capital Ltd is engaged in underwriting primary workers' compensation policies, underwriting workers' compensation reinsurance and excess insurance policies, and providing fee-based management and other services to self-insured entities.
Company description doesn't appear to be in line with the subject company's core business.

MARKEL CORP	MKL
Markel Corporation markets and underwrites specialty insurance products and programs to a number of niche markets. It operates in three markets: excess and surplus lines, specialty admitted, and the London markets.
Company description doesn't appear to be in line with the subject company's core business.

MBIA	MBI	MBIA Incorporated operates the financial guarantee insurance business in the industry and is a provider of asset management advisory services.	Company description doesn't appear to be in line with the subject company's core business.

MEADOWBROOK INSURANCE GRP	MIG
Meadowbrook Insurance Group, Inc. offers a full range of insurance products and services, focused on niche and specialty program business, which we believe is under served by the standard insurance market.
Company description doesn't appear to be in line with the subject company's core business.

MERCER INSURANCE GROUP	MIGP	N/A	Company description doesn't appear to be in line with the subject company's core business.

MGIC INVESTMENT	MTG	MGIC Investment Corporation is a holding company, which through its wholly owned subsidiary Mortgage Guaranty Insurance Corporation is a provider of private mortgage insurance in the United States.	Company description doesn't appear to be in line with the subject company's core business.

MONTPELIER RE HOLDINGS	MRH	Montpelier Re Holdings, Ltd. through its subsidiaries provides customized and innovative insurance and reinsurance solutions to the global market.	Company description doesn't appear to be in line with the subject company's core business.

NATIONAL INTERSTATE	NATL
National Interstate Corporation and its subsidiaries operate as an insurance holding company group which underwrites and sells traditional and alternative risk transfer property and casualty insurance products.
Company description doesn't appear to be in line with the subject company's core business.

NATIONAL SECURITY GROUP	NSEC	National Security Group, Inc. through its subsidiaries, provides property and casualty, and life insurance products and services in the United States.	Company description doesn't appear to be in line with the subject company's core business.

NAVIGATORS GROUP	NAVG	Navigators Group is an international insurance holding company focusing on specialty products within the overall property/casualty insurance market.	Company description doesn't appear to be in line with the subject company's core business.

OLD REPUBLIC INTERNAT	ORI
Old Republic International is an insurance holding company, which is engaged in the single business of insurance underwriting. It conducts its business through regulated insurance company subsidiaries organized into three segments.
Company description doesn't appear to be in line with the subject company's core business.

ONEBEACON INSURANCE GROUP	OB
OneBeacon Insurance Group is a specialty lines insurer with roots dating back to 1831.Through its subsidiaries, OneBeacon offers a range of specialty insurance products sold through independent agents, brokers, and wholesalers throughout the United States.
Company description doesn't appear to be in line with the subject company's core business.

PENN MILLERS HLD	PMIC	Penn Millers Holding Corporation through its subsidiaries provides various property and casualty insurance products for agricultural and small commercial business customers.	Company description doesn't appear to be in line with the subject company's core business.

PMI GROUP	PMI	PMI Group, Inc. provides residential mortgage insurance products designed to promote homeownership and strengthen communities.	Company description doesn't appear to be in line with the subject company's core business.

PROASSURANCE	PRA
Proassurance Corporation is an insurance holding company for wholly-owned specialty property and casualty insurance companies that provide professional liability insurance for providers of health care services.
Company description doesn't appear to be in line with the subject company's core business.

RADIAN GROUP	RDN	Radian Group, Inc. through its subsidiaries and affiliates, provides credit-related insurance coverage and financial services to mortgage lenders and other financial institutions.	Company description doesn't appear to be in line with the subject company's core business.

RENAISSANCERE HOLDINGS	RNR	Renaissance Re Holdings, Ltd is the provider of reinsurance and insurance coverages and related services. Its business consists of two segments, Reinsurance and Individual Risk.	Company description doesn't appear to be in line with the subject company's core business.

RLI CORP	RLI	RLI Corporation underwrites selected property and casualty insurance through its subsidiaries, collectively known as RLI Insurance Group.	Company description doesn't appear to be in line with the subject company's core business.

SEABRIGHT HOLDINGS INC	SBX	SeaBright Holdings Inc. is a specialty provider of multi-jurisdictional workers' compensation insurance and, on a limited basis, general liability insurance.	Company description doesn't appear to be in line with the subject company's core business.

SELECTIVE INSURANCE	SIGI	Selective Insurance Group is a holding company for seven insurance subsidiaries that offers property and casualty insurance products and services in the East and Midwest of the United States.	Company description doesn't appear to be in line with the subject company's core business.

STATE AUTO FINANCIAL CP	STFC	State Auto Financial is a property and casualty insurance holding company, which is engaged in writing both personal and business lines of insurance.	Company description doesn't appear to be in line with the subject company's core business.

THE TRAVELERS COMPANIES	TRV
The Travelers Companies, Inc. is a holding company, which through its subsidiaries is engaged in providing commercial and personal property and casualty insurance products and services to businesses, government units, associations and individuals.
Company description doesn't appear to be in line with the subject company's core business.

TOWER GROUP	TWGP	Tower Group, Inc. through its subsidiaries offers property and casualty insurance products and insurance services and products.	Company description doesn't appear to be in line with the subject company's core business.

TRANSATLANTIC HLDGS	TRH
Transatlantic Holdings Inc. through its operating subsidiaries offers reinsurance capacity for a full range of property and casualty products to insurers and reinsures on a treaty and facultative basis.
Company description doesn't appear to be in line with the subject company's core business.

TRIAD GUARANTY	TGIC	Triad Guaranty Inc. is a holding company which, through its wholly-owned subsidiary, Triad Guaranty Insurance Corporation (TGIC), provides mortgage insurance coverage in the United States.	Company description doesn't appear to be in line with the subject company's core business.

UNICO AMERICAN	UNAM
Unico American Corporation underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty, and health insurance through its agency subsidiaries; and provides insurance financing services.
Company description doesn't appear to be in line with the subject company's core business.

UNITED FIRE & CASUALTY	UFCS	United Fire & Casualty CO. is engaged in the business of writing property and casualty insurance and life insurance.	Company description doesn't appear to be in line with the subject company's core business.

UNITED INSURANCE HOLDINGS	UIHC	The Company together its subsidiaries is engaged in the property and casualty insurance business in Florida.	Company description doesn't appear to be in line with the subject company's core business.

UNITRIN INC	UTR	Unitrin, Inc. serves the basic financial needs of individuals, families and small businesses by providing property and casualty insurance, life and health insurance, and automobile finance services.	Company description doesn't appear to be in line with the subject company's core business.

UNIVERSAL INSURANCE	UVE
Universal Insurance Holdings, Inc. is a vertically integrated insurance holding company, which through its various subsidiaries, covers substantially all aspects of insurance underwriting, distribution, claims processing and exposure management.
Company description doesn't appear to be in line with the subject company's core business.

W.R. BERKLEY	WRB
W.R. Berkley Corporation is an insurance holding company in the United States which operates in five business segments: specialty insurance, regional property casualty insurance, alternative markets, reinsurance and international.
Company description doesn't appear to be in line with the subject company's core business.

WHITE MOUNTAINS INSURANCE	WTM	White Mountains Insurance Group Ltd. is a Bermuda limited liability company whose main businesses are conducted through its property and casualty insurance and reinsurance subsidiaries and affiliates.	Company description doesn't appear to be in line with the subject company's core business.

XL GROUP	XL	XL Group plc, through its subsidiaries, is a provider of global insurance and reinsurance coverages to industrial, commercial and professional service firms, insurance companies and other enterprises.	Company description doesn't appear to be in line with the subject company's core business.

Certain Effects of the Merger
If the Merger is completed, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. At the Effective Time, the following will occur:

•
each outstanding share of Company Common Stock will be canceled and cease to exist and automatically converted into the right to receive the Merger Consideration in cash without interest and less any applicable withholding taxes, except for Shares held by the Company as treasury stock, Shares held by Parent and any of its subsidiaries (including the Rollover Shares to be contributed to Parent by the Rollover Shareholders), and Shares held by shareholders that perfect their dissenters’ rights under Indiana law;

•	each outstanding share of Company Common Stock held by Parent or Merger Sub will no longer be outstanding and be canceled and cease to exist;

•	each Share held by the Company, including any Shares held as treasury stock, will be canceled and cease to exist, and no payment will be made with respect to those Shares;

•
each outstanding option to purchase Shares will be canceled and the holder of each such option will be entitled to receive a cash payment equal to the excess of the $1.43 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option that are vested immediately prior to the Effective Time, less any applicable withholding taxes; and

•
each share of common stock of Merger Sub will be converted into and become one fully paid and non-assessable share of common stock, without par value, of the Company as the surviving corporation after the Merger, and the shares of common stock of Merger Sub will constitute the only outstanding shares of capital stock of the Company as the surviving corporation after the Merger.

If the Merger is completed, the Shareholders will no longer have any interest in, and will not be shareholders of, the Company. Accordingly, the Shareholders will not benefit from any future earnings and growth of the Company, any increases in the value of the Company or any future dividends that may be paid, and will no longer bear the risk of any decreases in the value of the Company. Instead, each Shareholder (other than shareholders who perfect their dissenters’ rights) will have the right to receive, upon consummation of the Merger, the Merger Consideration for each Share held. The benefit of the Merger to the Shareholders is the payment of a premium, in cash. This cash payment ensures that all Shareholders will receive the same amount for their respective Shares, rather than taking the risks associated with attempting to sell their Shares in the open market.

If the Merger is completed, the Company will be owned directly by Parent, which is owned by the Rollover Shareholders. Following the Merger, the Rollover Shareholders will, by virtue of their ownership of Parent, benefit from any future earnings and growth of the Company and also bear the risk of any decrease in the value of the Company.

Parent’s interest in the net book value and net earnings of the surviving corporation after the consummation of the Merger will be 100%. The Rollover Shareholders’ ownership of Parent will provide the Rollover Shareholders with a 100% indirect interest in the net book value and net earnings of the surviving corporation after the consummation of the Merger. The Shareholders will no longer hold any direct or indirect interest in the surviving corporation and, therefore, will no longer own any interest in its net book value or net earnings after the consummation of the Merger.

Immediately after the consummation of the Merger, based on the Company’s unaudited financial statements for the quarterly period ended September 30, 2010 and calculated based on the net book value of the Company at September 30, 2010:

•
Parent’s 100% interest in the surviving corporation’s net book value would equal approximately $10.7 million (assuming that the consummation of the Merger would reduce the shareholders’ equity of the Company by $9.7 million, as compared to no direct interest in the Company’s net book value at September 30, 2010 of approximately $19.7million);

•
Michael E. Kibler’s 50% indirect interest in the surviving corporation’s net book value would equal approximately $5.4 million (assuming that the consummation of the Merger would reduce the shareholders’ equity of the Company by $9.7 million), as compared to an interest in the Company’s net book value at September 30, 2010 of approximately $9.9 million; and

•
Harold. E. Antonson’s 50% indirect interest in the surviving corporation’s net book value would equal approximately $5.4 million (assuming that the consummation of the Merger would reduce the shareholders’ equity of the Company by $9.7 million), as compared to an interest in the Company’s net book value at September 30, 2010 of approximately $9.9 million.

Immediately after the consummation of the Merger, based on the Company’s unaudited financial statements for the quarterly period ended September 30, 2010 and calculated based on the net earnings of the Company for the nine months ended September 30, 2010:

•
Parent’s 100% interest in the surviving corporation’s net earnings would equal approximately $1.4 million, as compared to no direct interest in the Company’s net earnings for the nine months ended September 30, 2010;

•
Michael E. Kibler’s 50% indirect interest in the surviving corporation’s net earnings would equal approximately $700,000, as compared to an interest in the Company’s net earnings for the nine months ended September 30, 2010 of approximately $350,000; and

•
Harold E. Antonson’s 50% indirect interest in the surviving corporation’s net earnings would equal approximately $700,000, as compared to an interest in the Company’s net earnings for the nine months ended September 30, 2010 of approximately $350,000.

Other interests in the Merger held by the Rollover Shareholder’s are summarized under “SPECIAL FACTORS – Interest of Certain Persons in the Merger.”

The Company’s shares of Common Stock are currently registered with the SEC under the Exchange Act and quoted on the OTC Bulletin Board under the symbol “USOO.” As a result of the Merger, the registration of the Shares under the Exchange Act will be terminated, price quotations for the Shares will no longer be available, the Company will be relieved of its obligation to comply with the proxy rules under Section 14 of the Exchange Act, and the Company’s officers, directors and beneficial owners of more than 10% of its Shares will be relieved of the reporting requirements and restrictions on short-swing trading under Section 16 of the Exchange Act. Further, the Company will not be subject to the periodic reporting requirements of the Exchange Act and will not have to file information with the SEC. Accordingly, significantly less information will be required to be made publicly available than is presently the case.

Upon the termination of the registration of the Shares under the Exchange Act, the expenses related to compliance with the requirements of the Exchange Act discussed above, as well as the expenses of being a public company generally, will be eliminated. Because Parent will be the only shareholder of the Company after the consummation of the Merger, the Rollover Shareholders, by virtue of their ownership of Parent, and not the Shareholders, will benefit from any net savings resulting from the termination of the Company’s Exchange Act registration. Moreover, because the Shares will cease to be publicly traded after the consummation of the Merger, Parent and the Rollover Shareholders, by virtue of their ownership of Parent, will bear the risks associated with the lack of liquidity in their investment in the Company.

The Articles of Incorporation of the Company as in effect immediately prior to the Effective Time will be the Articles of Incorporation of the surviving corporation until thereafter amended as provided therein and in accordance with the IBCL.

Plans for the Company After the Merger

After the Merger, Parent, Merger Sub and the Rollover Shareholders expect that the business and operations of the Company will be continued substantially as they are currently being conducted by the Company and its subsidiaries prior to the Merger.

Michael E. Kibler and Harold E. Antonson, the sole members of the board of directors of Merger Sub, will continue to serve as members of the board of directors of the surviving corporation immediately following the consummation of the Merger. In addition, we expect that each of the current members of the Board will serve as directors of the surviving corporation following the consummation of the Merger.  Michael E. Kibler, who is currently, among other things, the President and Chief Executive Officer of each of Merger Sub and the Company, will serve as the chief executive officer of the surviving corporation immediately following the consummation of the Merger.  In addition, we expect that Harold E. Antonson, who is currently, among other things, the Chief Financial Officer and Treasurer of each of Merger Sub and the Company, will serve as the chief financial officer of the surviving corporation following the consummation of the Merger.

Parent, Merger Sub, the Company and the Rollover Shareholders have no present plans or proposals involving the Company and its subsidiaries that relate to or would result in an extraordinary corporate transaction such as a merger, reorganization or liquidation, or a purchase, sale or transfer of a material amount of assets, or any other material change in the Company’s corporate structure or business. However, after consummation of the Merger, the board of directors of the Company as the surviving corporation will review proposals or may propose the acquisition or disposition of assets or other changes in the Company’s business, corporate structure, capitalization or management that the board of directors considers to be in the best interest of the Company.

Conduct of the Business of the Company if the Merger is Not Consummated

If the Merger is not consummated, the Board expects that the Company will continue to operate substantially as it is presently operated except that Messrs. Kibler and Antonson have advised that Board that they expect their respective compensation to be increased substantially in order to reflect market-based rates of compensation (rather than the below market compensation that had been receiving for many years).  They also expect to be compensated for providing personal guarantees to US Bancorp, the Company’s lender. The Company believes that the consequence of this would be to reduce the income of the Company and reduce the share price of the Company substantially, possibly below $1.00 per share as experienced during 2008.  If Messrs. Kibler’s and Antonson’s respective compensation is not increased to reflect market rates and they are not compensated adequately for their guarantees, Messrs. Kibler and Antonson have informed the Board that they will withdraw their personal guarantees on the Company’s $17.5 million Line of Credit with US Bancorp as discussed in the sections entitled “SPECIAL FACTORS — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Interests of Certain Persons in the Merger

In considering the recommendation of the Special Committee and the Board with respect to the Merger, shareholders should be aware that the Rollover Shareholders and certain executive officers and directors of the Company have interests that may present them with actual, potential or apparent conflicts of interest in connection with the Merger. The Special Committee and the Board were aware of these actual, potential or apparent conflicts of interest and considered them along with other matters described in the sections entitled “SPECIAL FACTORS — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Because Michael E. Kibler is a member of the Board and the President Chief Executive Officer of the Company, Harold E. Antonson is a member of the Board and the Chief Financial Officer and Treasurer of the Company and the Rollover Shareholders own Parent, the Rollover Shareholders have interests that are different from and additional to those of the Shareholders. Pursuant to the Contribution Agreement between the Rollover Shareholders and Parent, a copy of which is attached as Annex D to this Proxy Statement, the Rollover Shareholders have agreed to contribute to Parent 7,715,830 of the shares of Common Stock beneficially owned by them, which equals approximately 52% of the Shares outstanding, in exchange for equity interests in Parent immediately prior to the Effective Time. As a result, the Rollover Shareholders will retain indirect equity ownership of the Company following the Merger and continue to participate in the Company’s future earnings and growth. As of the Record Date for the Special Meeting, the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 outstanding shares of Company Common Stock, which represents approximately 53% of the outstanding Shares entitled to vote at the Special Meeting. After the consummation of the Merger, the Shareholders will no longer have an interest in the Company, and the Company, as the surviving corporation after the Merger, will be privately held by Parent. Parent has agreed to vote all the Shares it beneficially owns in favor of adoption of the Merger Agreement and approval of the Merger.

To address these conflicts of interest, the recommendation of the Board is based on the recommendation of the Special Committee, which, with the exception of the inclusion of Mr. Brad James and as otherwise indicated below, consists solely of independent directors who are not employees of the Company and have no commercial relationships with Parent, Merger Sub or the Rollover Shareholders. Mr. James is a director, partner and significant shareholder of Seagate Transportation Services, Inc., a holder of shares of Common Stock, and shares the voting and dispositive authority with respect to 7,562 of these Shares with Messrs. Antonson and Kibler. Mr. Scissors serves as a Company consultant in insurance related matters and Mr. Williamson serves as a Company consultant regarding trucking related matters.  In 2010 and 2009, the Company paid consulting fees of $0.06 million and $0.05 million to Messrs. Williamson and Scissors, respectively, as compensation for such consulting services. Mr. Scissors is currently paid $1,000 per month for his consulting services.

In addition to the conflicts of interest described above, the executive officers and directors of the Company may have interests in the Merger that are different from, or in addition to, those of the shareholders generally. These interests include the following:

•
the directors and officers of the Company will be entitled to receive continued indemnification from the Company, advancement of expenses and limitation of liability rights as currently in effect and directors’ and officers’ liability insurance coverage under the Merger Agreement, in each case, applicable to the period prior to the completion of the Merger;

•
the aggregate consideration expected to be paid to our executive officers and directors in connection with the Merger in exchange for Shares owned by such executive officers and directors that are acquired in the Merger will be approximately $642,430;

•
the executive officers of the Company and its subsidiaries immediately prior to the Merger will serve as executive officers of Parent, the Company as the surviving corporation and/or its subsidiaries following completion of the Merger; and

•
the directors and executive officers of the Company and/or its subsidiaries will be appointed to serve on the board of directors of Parent, the Company as the surviving corporation and/or its subsidiaries following completion of the Merger.

Voting Intentions of the Directors and Executive Officers of the Company

Each of the directors and executive officers has advised us that he or she currently plans to vote all of his Shares, and the Shares held by any of his affiliates over which he exercises voting control, in favor of the adoption of the Merger Agreement and the approval of the Merger.

Financing of the Merger

Parent estimates that the aggregate amount of financing necessary to complete the Merger and the payment of related fees and expenses in connection with the Merger will be approximately $9.7 million. This amount is expected to be funded by Parent through borrowings of $9.7 million under the Company’s $17.5 million Line of Credit with US Bancorp, substantially all of which will be drawn at the consummation of the Merger. The Company and it’s subsidiaries are the borrowers under the Line of Credit, which was amended on September 28, 2010.  The amendment included (1) an extension of the maturity date from October 1, 2010 to October 1, 2011, (2) a modification of the interest rate to LIBOR plus 3.35%, (3) a modification of the provision for the minimum debt service ratio to deduct nonrecurring and non-cash gains from the numerator, and, (4) the deletion of Unity Logistics Services Inc. and ERX, Inc. as part of the borrowing entity.  This line of credit matures on October 1, 2011.  Historically the Line of Credit has been extended prior to maturity and management anticipates that this will occur in 2011.  Advances under this Line of Credit are limited to 75% of eligible accounts receivable.

The Company’s accounts receivable, property, and other assets are collateral under the agreement.  Borrowings up to $3.0 million are guaranteed by the Chief Executive Officer and Chief Financial Officer of the Company. At April 30, 2011, the unused availability under this Line of Credit was $10.7 million.

The Line of Credit is subject to termination upon various events of default, including failure to remit timely payments of interest, fees and principal, any adverse change in the business of the Company or failure to meet certain financial covenants.  As of May 23, 2011, financial covenants include: minimum debt service ratio, maximum total debt service coverage ratio, limits on capital expenditures, prohibition of dividends and distributions that would put the Company out of compliance, and prohibition of additional indebtedness without prior authorization.  At May 23, 2011, the Company, and its subsidiaries were in compliance with these financial covenants.

The Company has requested a $4.5 million dollar increase to the Line of Credit. A final commitment letter regarding this increase is subject to a number of contingencies, including due diligence procedures, credit approvals and other customary terms and conditions. The proceeds of borrowings under the facility will be used to finance, in part, the payment of the amounts payable under the Merger Agreement and the payment of fees and expenses incurred in connection with the Merger.

If any portion of this debt financing becomes unavailable on the terms and conditions of the Line of Credit, Parent and Merger Sub will be required to use commercially reasonable efforts to arrange or obtain alternative financing from alternative sources in an amount sufficient to consummate the Merger on terms and conditions not materially less favorable to Parent than those set forth in the Line of Credit. In the event that Parent and Merger Sub are required to do so, it may be difficult, or impossible, for Parent and Merger Sub to obtain alternative financing on such terms.

As of the date of this Proxy Statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described above is not available as anticipated.

The Line of Credit includes customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, investments, sales of assets, mergers and consolidations, liens, transactions with affiliates and dividends and other distributions. The Line of Credit also includes customary events of default, including with respect to a change of control to be defined. The documentation governing the $4.5 million increase to the Line of Credit has not been finalized, and, consequently, the actual terms of the increase to the Line of Credit may differ materially from the Company’s and Parent’s current expectations.

Regulatory Requirements

Under the Merger Agreement, the Company, Parent and Merger Sub have each agreed to use its reasonable best efforts to obtain all governmental approvals, consents, orders, exemptions and authorizations that are required to complete the Merger and to cooperate with the other parties to the Merger Agreement in connection with the foregoing. Except for the articles of merger that must be filed with the Indiana Secretary of State at the Effective Time, we are not aware of any governmental approvals, consents, orders, exemptions or authorizations that are required to complete the Merger.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences of the Merger to “U.S. holders” and “non-U.S. holders” (each, as defined below) who receive cash in the Merger in exchange for shares of our Common Stock (excluding the Rollover Shareholders).  The discussion does not purport to consider all aspects of United States federal income taxation that might be relevant to holders of our Common Stock.  The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable current and proposed United States Treasury regulations, judicial authority and administrative rulings and practice, all of which are subject to change, possibly with retroactive effect.  Any change could alter the tax consequences of the Merger to the holders of our Common Stock.  This discussion applies only to holders who hold shares of our Common Stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code.  This discussion does not address all aspects of United States federal income taxation that may be relevant to holders of our Common Stock in light of their particular circumstances, or that may apply to holders that are subject to special treatment under United States federal income tax laws (including, for example, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, cooperatives, traders in securities who elect to mark their securities to market, mutual funds, real estate investment trusts, S corporations, holders subject to the alternative minimum tax, persons who validly exercise appraisal rights, partnerships or other pass-through entities and persons holding shares of our Common Stock through a partnership or other pass-through entity, persons who acquired shares of our Common Stock in connection with the exercise of employee stock options or otherwise as compensation, United States expatriates, “passive foreign investment companies,” “controlled foreign corporations”, persons who hold shares of our Common Stock as part of a hedge, straddle, constructive sale or conversion transaction, and persons who hold any equity interest, directly or indirectly through constructive ownership or otherwise, in Parent or the Company after the Merger).  This discussion does not address any aspect of state, local or foreign tax laws or United States federal tax laws other than United States federal income tax laws. Tax counsel to Messrs. Kibler and Antonson have advised the Company that the Merger is tax-free to Messrs. Kibler and Antonson.

The summary set forth below is for general information purposes only.  It is not intended to be, and should not be construed as, legal or tax advice to any particular holder of our Common Stock.  The summary is not intended to constitute a complete description of all tax consequences relating to the Merger.  Because individual circumstances may differ, each holder should consult its tax advisor regarding the applicability of the rules discussed below to the holder and the particular tax effects of the Merger to the holder, including the application of state, local and foreign tax laws.

For purposes of this summary, a “U.S. holder” is a holder of shares of Common Stock of the Company, who or that is, for United States federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States, any state of the United States or the District of Columbia;

•	a estate, the income of which is subject to United States federal income tax regardless of its source; or

•
a trust if (1) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust; or (2) it has a valid election in place to be treated as a domestic trust for United States federal income tax purposes.

A “non-U.S. holder” is a person (other than a partnership) that is not a U.S. holder.

If shares of our Common Stock are held by a partnership (including any other entity taxable as a partnership for United States federal income tax purposes), the United States federal income tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.  Partnerships that hold shares of our Common Stock and partners in such partnerships are urged to consult their tax advisors regarding the tax consequences to them of the Merger.

Characterization of the Merger.  For U.S. federal income tax purposes, Merger Sub should be disregarded as a transitory entity, and the merger of Merger Sub with and into the Company should be treated as a taxable transaction to holders of our Common Stock and should not be treated as a taxable transaction to the Company.  Common stock of the Company that is exchanged in the Merger into cash should be treated as being purchased or redeemed by the Company for cash.

U.S. Holders.  The receipt of cash for shares of our Common Stock in the Merger will be a taxable transaction for United States federal income tax purposes.  In general, a U.S. holder who exchanges shares of our Common Stock for cash in the Merger will recognize capital gain or loss for United States federal income tax purposes equal to the difference, if any, between the amount of cash received in exchange for such shares (determined before deduction for any applicable withholding taxes) and the U.S. holder’s adjusted tax basis in such shares.  If a U.S. holder acquired different blocks of our Common Stock at different times or different prices, such holder must determine its tax basis and holding period separately with respect to each block of our Common Stock (i.e., shares of Common Stock acquired at the same cost in a single transaction).  Such gain or loss will be long-term capital gain or loss provided that a U.S. holder’s holding period for such shares is more than one year at the time of completion of the Merger.  Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for reduced rate of federal income taxation.  There are limitations on the deductibility of capital losses.

Cash payments made pursuant to the Merger Agreement will be reported to holders of our Common Stock and the United States Internal Revenue Service to the extent required by the Code and applicable regulations of the United States Treasury.  Under the Code, a U.S. holder of our Common Stock (other than a corporation or other exempt recipient) may be subject, under certain circumstances, to information reporting on the cash received in the Merger.  Backup withholding also may apply with respect to the amount of cash received in the Merger, unless the U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules.  Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders. Any gain realized on the receipt of cash pursuant in the Merger by a non-U.S. holder generally will not be subject to United States federal income tax unless:

•
the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable United States income tax treaty, is attributable to a United States permanent establishment of the non-U.S. holder);

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the cash disposition, and certain other conditions are met; or

•	The Company was a “United States real property holding corporation” for United States federal income tax purposes within the five years preceding the Merger.

A non-U.S. holder whose gain is described in the first bullet point will be subject to tax on its net gain in the same manner as if it were a U.S. holder.  In addition, such a non-U.S. holder that is a corporation may be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits (including such gain) or at such lower rate as may be specified by an applicable income tax treaty.  An individual non-U.S. holder described in the second bullet point above will be subject to tax at a 30% flat rate on the gain recognized, equal to the difference, if any, between the amount of cash received for shares of our Common Stock and the non-U.S. holder’s adjusted tax basis in such shares, which may be offset by U.S.-source capital losses even though the individual is not considered a resident of the United States.  To the extent that a non-U.S. holder’s income is eligible for a reduced rate of withholding tax under a treaty, such non-U.S. holder may obtain a refund of excess amounts withheld by filing a properly completed claim for refund with the Internal Revenue Service.  The Company does not believe it is, or has been during the five years preceding the Merger, a United States real property holding corporation for U.S. federal income tax purposes.

The payment to a non-U.S. holder of the proceeds of a disposition of a share of our Common Stock by or through the U.S. office of a broker generally will not be subject to information reporting or backup withholding if the non-U.S. holder either certifies, under penalties of perjury, on Internal Revenue Service Form W-8BEN (or a suitable substitute form) that it is not a United States person and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption.  Information reporting and backup withholding generally will not apply to the payment of the proceeds of a disposition of a share of our Common Stock by or through the foreign office of a foreign broker (as defined in applicable Treasury regulations).  Information reporting requirements (but not backup withholding) will apply, however, to a payment of the proceeds of the disposition of a share of our Common Stock by or through a foreign office of a U.S. broker or of a foreign broker with certain relationships to the United States, unless the broker has documentary evidence in its records that the holder is not a United States person and certain other conditions are met, or the holder otherwise establishes an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s United States federal income tax liability provided that the required information is timely furnished to the Internal Revenue Service.

The Company strongly urges each Shareholder to consult the Shareholder’s own tax advisor as to the particular tax consequences to the Shareholder as a result of the Merger, including the application of U.S. federal, state, local and foreign tax laws and possible changes in those laws.

Accounting Treatment

The Merger does not constitute a change in control under accounting principles generally accepted accounting principles (“GAAP”) in the United States and, accordingly, does not represent a business combination under GAAP. Rather, the total consideration paid in the Merger to acquire the Shares held by the Shareholders will be accounted for as a reduction to shareholders’ equity.

Fees and Expenses

Whether or not the Merger is consummated and except as otherwise provided in this Proxy Statement or as set forth in the Merger Agreement, each party to the Merger Agreement will bear its respective fees and expenses incurred in connection with the Merger. Estimated fees and expenses to be incurred in connection with the Merger by the Company, on the one hand, and Parent, Merger Sub and Rollover Shareholders, on the other hand, in connection with the Merger are approximately as follows:

The Company:
Company Legal Fees and Expenses	$80,000
Special Committee Legal Fees and Expenses	35,000
Special Committee Financial Advisor Fees and Expenses	100,000
SEC Filing Fees	1,110
Company Accounting Fees	20,000
Printing and Mailing Expenses	6,000
Transfer Agent Fees and Expenses	15,000
Miscellaneous	5,000
Total	$262,110
Parent, Merger Sub and Rollover Shareholders:
Legal Fees and Expenses	$10,000
Total	$10,000

Provisions for Unaffiliated Shareholders

The Company, Parent, Merger Sub and the Rollover Shareholders have not made any provision to grant unaffiliated shareholders access to their respective corporate files or for the unaffiliated shareholders to obtain counsel or appraisal services at the expense of the Company, Parent, Merger Sub or any Rollover Shareholder.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements made in this Proxy Statement contain forward-looking statements, which convey our plans, beliefs and current expectations with respect to, among other things, future events, including the Merger, and our financial performance. The Company often identifies these forward-looking statements by the use of words such as “believe,” “expect,” “continue,” “may,” “will,” “could,” “would,” “potential,” “anticipate,” “estimate,” “project,” “plan,” “intend” or similar words and expressions, but the absence of these words does not necessarily mean that a statement is not forward-looking.

You are cautioned not to place undue reliance on such forward-looking statements and that such forward-looking statements are not guarantees of future performance. The forward-looking statements included in this Proxy Statement and any expectations based on such forward-looking statements are subject to risks and uncertainties and other important factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Moreover, the Company operates in a continually changing business environment, and new risks and uncertainties emerge from time to time. The Company cannot predict these new risks or uncertainties, nor can it assess the impact, if any, that such risks or uncertainties may have on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ from those projected in any forward-looking statement.

The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, (1) update such information through a supplement to this Proxy Statement and (2) amend the Transaction Statement on Schedule 1 3E-3 filed in connection with the Merger, in each case, to the extent necessary.

We believe that the following factors, among others, could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the inability to complete the Merger due to the failure to satisfy one or more conditions to the completion of the Merger;

•	the failure of the Merger to close for any other reason;

•	the amount of the fees and expenses related to the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•
diversion of management’s attention from our ongoing business operations by reason of the proposed Merger and the requirement on the part of management to devote substantial attention to actions required under the Merger Agreement to complete the Merger;

•	the possible adverse effect of the proposed Merger on our business and operations and business relationships with third parties;

•
the Merger Agreement’s contractual restrictions on the conduct of our business prior to the completion of the Merger, which may adversely affect our ability to effectively execute our business strategies and attain our financial goals;

•	the possible adverse effect on our business and the price of our Common Stock if the Merger is not completed in a timely manner or at all;

•	the outcome of any legal proceedings that have been or may be instituted against us and others relating to the Merger; and

•
other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009 and in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, each of which is incorporated by reference into this Proxy Statement.

INFORMATION CONCERNING THE SPECIAL MEETING

Time, Place and Date

The Company is furnishing this Proxy Statement to holders of Shares in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held at our corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385 on ________, 2011, at ________ local time and at any adjournment or postponement of that meeting.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the Merger. The Board, acting upon the recommendation of the Special Committee, unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders and recommends that you vote FOR adoption of the Merger Agreement and approval of the Merger.

The Board has fixed the close of business on __________, 2011, as the Record Date to determine the holders of shares of Common Stock entitled to receive notice of, and to vote at, the Special Meeting. Each outstanding Share is entitled to one vote on all matters coming before the Special Meeting. The presence, either in person or by proxy, of a majority of the outstanding Shares entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. Approval of any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement requires the affirmative vote of holders representing a majority of the shares present in person or represented by proxy and entitled to vote at the special meeting. The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of Rollover Shareholders, the presence of a quorum at the Special Meeting is assured.

How to Vote

Registered holders of Shares may vote by submitting a proxy card, or voting in person at the Special Meeting. To submit a proxy card, shareholders must complete, sign, date and return the enclosed proxy card in time to be received by the Company prior to the Special Meeting, or deliver a completed and signed proxy card in person at the Special Meeting. Alternatively, registered shareholders may vote by following the instructions on the enclosed proxy card. To vote in person at the Special Meeting, a registered shareholder must attend the Special Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Special Meeting.

If your Shares are held in “street name” by a bank or broker, your bank or broker should have forwarded these proxy materials, as well as voting instructions, to you. Please follow the voting instructions provided to vote your Shares. If your Shares are held in “street name,” you may not vote your Shares in person at the Special Meeting unless you obtain a power of attorney or legal proxy from the record holder of your Shares.

Required Vote; Calculation of Vote; Abstentions and Broker Non-Votes

The adoption of the Merger Agreement and approval of the Merger requires the Shareholder Approval. The Rollover Shareholders beneficially own, in the aggregate, 7,920,892 shares of Company Common Stock, or approximately 53% of the outstanding Shares entitled to vote at the Special Meeting, and have agreed to vote all the Shares they beneficially own in favor of the Merger Agreement and the Merger. Adoption of the Merger Agreement by the majority of our Shareholders is not required under either Indiana law or the Merger Agreement.  The Rollover Shareholders plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders, the presence of a quorum at the Special Meeting is assured. If, as anticipated, the Rollover Shareholders vote all of their Shares in favor of the Merger Agreement and the Merger, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other shareholders.

At the Special Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for the Special Meeting. All Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Except for broker non-votes, proxies submitted to the Company that do not provide voting instructions will be voted FOR the adoption of the Merger Agreement and approval of the Merger. As explained below in the section entitled “RIGHTS OF DISSENTING SHAREHOLDERS,” shareholders voting Shares in favor of the adoption of the Merger Agreement and approval of the Merger means that the shareholder owning those Shares will not have the right to dissent or seek a determination of the fair cash value of those Shares and receive that fair cash value in lieu of the Merger Consideration.

Other than the proposed Merger, the Company does not know of any matters that are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, the persons named in the proxies will not use their discretionary authority to use proxies voting against the adoption of the Merger Agreement and approval of the Merger to vote in favor of adjournment or postponement of the Special Meeting.

Banks and brokers who hold Shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which they are members, sign and submit proxies for such Shares and may vote such Shares on routine matters, but such banks and brokers may not vote such Shares on non-routine matters, including the proposal to adopt the Merger Agreement and approve the Merger, without specific instructions from the beneficial owner of such Shares. Proxies that are signed and submitted by banks and brokers that have not been voted on certain matters as described in the previous sentence are referred to as “broker non-votes.” Properly executed proxies marked “abstain” and “broker non-votes” will (1) be counted for purposes of determining whether a quorum has been achieved at the Special Meeting and (2) have the effect of a vote against the adoption of the Merger Agreement and approval of the Merger for purposes of the required Shareholder Approval.

Revocation of Proxy

If you are a registered shareholder, you may revoke your proxy at any time before it is exercised at the Special Meeting by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company’s Secretary at our corporate offices before the start of the Special Meeting or attending the Special Meeting and voting in person. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting. If your Shares are held in “street name,” and you wish to revoke your proxy, you should follow the instructions provided to you by your bank or broker.

Proxy Solicitation

The enclosed proxy is solicited on behalf of the Board. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting and the enclosed proxy card will be borne by the Company. The Company will reimburse banks, brokers and other nominees for their reasonable expense in forwarding proxy materials to beneficial owners of Shares. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, electronic mail, facsimile, telegram or in person. Such directors, officers and employees will not be additionally compensated for this solicitation, but may be reimbursed for out-of-pocket expenses incurred.

The Company has not authorized any person to give any information or make any representation not contained in this Proxy Statement. You should not rely on any such information or representation as having been authorized by the Company.

Surrender of Stock Certificates

If the Merger Agreement is adopted and the Merger is approved and consummated, holders of Shares will be sent instructions regarding the surrender of their certificates representing Shares. Shareholders should not send their stock certificates until they receive these instructions.

THE PARTIES

US 1 Industries, Inc.

General

US 1 Industries, Inc. (the “Company”) is a holding company that owns subsidiary operating companies, most of which are interstate trucking companies operating in 48 states.  For descriptive purposes herein, we refer to the subsidiaries that operate the trucking business as the “Operating Subsidiaries.”  The Company’s business consists principally of truckload operations, for which the Company, through its subsidiaries, obtains a significant percentage of its business through independent agents, who then arrange with independent truckers to haul the freight to the desired destinations.

The Company was incorporated in California under the name Transcon Incorporated on March 3, 1981.  In March 1994, the Company changed its name to US 1 Industries, Inc.  In February 1995, the Company was merged with an Indiana corporation for purposes of re-incorporation under the laws of the state of Indiana.  The Company’s subsidiaries consist of Antler Transport, LLC, AFT Transport, LLC, ARL, LLC (60% owned subsidiary), Blue and Grey Brokerage, Inc., Blue and Grey Transport, Inc., Bruin Express Intermodal, LLC, Cam Transport, Inc., Carolina National Logistics, Inc. (100% owned subsidiary), Carolina National Transportation, LLC, Fast Freight Systems, Inc., Five Star Transport, LLC, Freedom 1 LLC (formerly known as Freedom Logistics, LLC), Freightmaster USA, LLC, Friendly Transport, LLC, Gulf Line Brokerage, Inc., Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Inc., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, LLC, Risk Insurance Services, LLC, TC Services, Inc., Thunderbird Logistics, LLC, Transport Leasing, Inc., Transport Leasing Systems, LLC, Unity Logistics Services Inc., US1 Corp., and US1 Logistics, LLC (60% owned subsidiary). Most of these subsidiaries operate under authority granted by the United States Department of Transportation (the “DOT”) and various state agencies.  The Company’s operating subsidiaries generally maintain separate offices, have their own management teams, officers and directors, and are run independently of the parent and each other.

Operations

The Operating Subsidiaries carry virtually all forms of freight transported by truck, including specialized trucking services such as containerized, refrigerated, and flatbed transportation.

The Operating Subsidiaries conduct primarily a non-asset based business, contracting with independent truckers who generally own the trucks they drive and independent agents who own the terminals from which they operate.  The Operating Subsidiaries pay the independent truckers and agents a percentage of the revenue received from customers for the transportation of goods.  The expenses related to the operation of the trucks are the responsibility of the independent contractors, and the expenses related to the operation of the terminals are the responsibility of the agents.  Certain Operating Subsidiaries also subcontract (“broker”) freight loads to other unaffiliated transportation companies.  Consequently, short-term fluctuations in operating activity have less of an impact on the Company’s net income than they have on the net income of truck transportation companies that bear substantially all of the fixed cost associated with the ownership of the trucks.  Like other truck transportation companies, however, the Company’s revenues are affected by competition and the state of the economy and its impact on the customers and the collections of the Company.

Marketing and Customers

The Operating Subsidiaries conduct the majority of this business through a network of independent agents who are in regular contact with shippers at the local level.  The agents have facilities and personnel to monitor and coordinate shipments and respond to shippers' needs in a timely manner.

These agents are typically paid a commission of 6% to 13% of the Company’s revenues from the agents’ trucking operations.

During 2009, Operating Subsidiaries utilized the services of approximately 168 agents. No agent has accounted for more than 10% of revenue during 2009, 2008 or 2007.  The Company, through its subsidiaries, shipped freight for approximately 1,000 customers in 2009, none of which accounted for more than 10% of the Company’s revenues.

Independent Contractors

The independent contractors (persons who own the trucks) used by the Company, through its subsidiaries, enter into standard equipment operating agreements.  The agreements provide that independent contractors must bear most of the costs of operations, including drivers' compensation, maintenance costs, fuel costs, collision insurance, taxes related to the ownership and operation of the vehicle, licenses, and permits.  These independent contractors are paid 71% to 78% of the charges billed to the customer.  The Company, through its subsidiaries, requires independent contractors to maintain their equipment to standards established by the DOT, and the drivers are subject to qualification and training procedures established by the DOT.  The Operating Subsidiaries are required to conduct random drug testing, enforce hours of service requirements, and monitor maintenance of vehicles.

Employees

At December 31, 2010, the Operating Subsidiaries had approximately 89 full-time employees. The Company’s employees are not covered by a collective bargaining agreement.

Competition

The trucking industry is highly competitive.  The Operating Subsidiaries compete for customers primarily with other nationwide carriers, some of which have company-owned equipment and company drivers, and many of which have greater volume and financial resources.  The Operating Subsidiaries also compete with private carriage conducted by existing and potential customers.  In addition, the Operating Subsidiaries compete with other modes of transportation including rail.

The Company also faces competition for the services of independent trucking contractors and agents.  Agents routinely do business with a number of carriers on an ongoing basis.  The Company has attempted to develop a strong sales agent network by maintaining a policy of prompt payment for services rendered and providing advanced computer systems.

Competition is based on several factors such as cost, timely availability of equipment, and quality of service.

Directors and Executive Officers

The following individuals constitute the six members of the Board and the executive officers of the Company:

•
Michael E. Kibler, 70, is the President and Chief Executive Officer of the Company and has held these positions since September 13, 1993 and has been a director since 1993. He also has been President of Enterprise Truck Lines, Inc., an interstate trucking company engaging in operations similar to the Company’s, since 1972. Mr. Kibler is a partner of August Investment Partnership and is also a shareholder of American Inter-Fidelity Corporation (“AIFC”), the attorney-in-fact of AIFE. Mr. Kibler is a U.S. citizen.

•
Harold E. Antonson, 71, is the Chief Financial Officer of the Company, a position he has held since March 1998. Mr. Antonson is a certified public accountant.  Prior to joining the Company, he was Secretary/Treasurer of AIFE.  Mr. Antonson is also a partner in August Investment Partnership.  Mr. Antonson was elected a director and Treasurer of the Company in November 1999.  Mr. Antonson is also a shareholder of AIFC. Mr. Antonson is a U.S. citizen.

•
Lex Venditti, 58, has served as a director of the Company since 1993. Mr. Venditti is the General Manager of AIFE, an insurance reciprocal located in Indiana.  Mr. Venditti is also a shareholder of AIFC, the attorney-in-fact of AIFE, an entity that provides auto liability and cargo insurance to the Company. Mr. Venditti is a U.S. citizen.

•
Robert I. Scissors, 77, has been a director of the Company since 1993.  Mr Scissors began his career in the Insurance Industry in 1957.  In 1982, Mr. Scissors joined a brokerage firm called Alexander/Alexander where he worked until retiring in 1992.  Mr. Scissors currently works as an insurance consultant and broker. Mr. Scissors is a U.S. citizen.

•
Brad James, 55, is the President of Seagate Transportation Services, Inc. since 1982.  Mr. James graduated from Bowling Green University with a Bachelors Degree in Business Administration.  He has been in the trucking industry since 1977.  Mr. James was elected a director of the Company in 1999. Mr. James is a U.S. citizen.

•
Walter Williamson, 76, became a director of the Company in 2009. Mr. Williamson has been in the trucking industry since 1955. He was President of Land Container, a trucking company engaging in operations similar to the Company's, from 1990 to 2008. Mr. Williamson is a U.S. citizen.

During the past five years, none of our current directors or executive officers, the Rollover Shareholders  or the Company has been (1) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (2) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Trucking Investment Co., Inc.

Trucking Investment Co., Inc., an Indiana S-Corporation (“Parent”), was formed for the sole purpose of acquiring the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the merger and other transactions contemplated by the Merger Agreement.  Parent was formed by, and currently is owned by, Michael E. Kibler, President and Chief Executive Officer of the Company and member of the Board, and Harold E. Antonson, Chief Financial Officer and Treasurer of the Company and member of the Board.

The mailing address and telephone number of the Company’s principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

US 1 Merger Corp.

US 1 Merger Corp. (“Merger Sub”) is an Indiana corporation that is a wholly owned subsidiary of Parent. Merger Sub was incorporated solely for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will cease to exist. Merger Sub has not conducted any activities to date other than those incident to its formation and in connection with the merger and the transactions contemplated by the Merger Agreement.

The mailing address and telephone number of Merger Sub’s principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

Rollover Shareholders

The Rollover Shareholders are comprised of Michael E. Kibler (the President and Chief Executive Officer of the Company and member of the Board) and Harold E. Antonson (the Chief Financial Officer and Treasurer of the Corporation and member of the Board), who have agreed to contribute the Rollover Shares to Parent immediately prior to completion of the Merger in exchange for shares of the common stock of Parent.

Mr. Antonson beneficially owns 5,255,932 shares of Company Common Stock, or approximately 35.4% of the outstanding Shares. 2,785,571 of these Shares are owned of record or through a broker by Mr. Antonson individually. 31,558 of these Shares are held by the Esther Antonson Trust, of which Mr. Antonson is the sole trustee and beneficiary and exercises all rights with respect to such Shares. 62,500 of these Shares are held through Mr. Antonson’s individual retirement account, of which Mr. Antonson is the sole beneficiary and exercises all rights with respect to these Shares.  Includes 1,150,946 Shares held by AIP, 12,660 Shares held by AIC, 1,778,212 Shares held by Eastern, 151,232 Shares held by Enterprise, 15,123 Shares held by Seagate, and 15,123 Shares held by AIFE, each of which Messrs. Kibler and Antonson are either directors, partners, or significant joint shareholders or otherwise share the voting and dispositive authority with respect to these Shares. Also includes 48,012 Shares held in an account with National City Bank, of which Messrs. Antonson and Kibler are joint beneficiaries and share the voting and dispositive authority with respect of these Shares.

Mr. Kibler beneficially owns 5,041,263 shares of Company Common Stock, or approximately 34.0% of the outstanding Shares. 2,632,960 of these Shares are owned of record or through a broker by Mr. Kibler individually. 32,000 of these Shares are restricted shares held through Mr. Kibler’s individual retirement account, of which Mr. Kibler is the sole beneficiary and exercises all rights with respect to these Shares. 2,676,883 of these Shares are held by the Kibler Family Living Trust, of which Mr. Kibler and Mrs. Linda Kibler are joint trustees and share the voting and dispositive authority with respect of these Shares. Includes 1,150,946 Shares held by AIP, 12,660 Shares held by AIC, 1,778,212 Shares held by Eastern, 151,232 Shares held by Enterprise, 15,123 Shares held by Seagate, and 15,123 Shares held by AIFE, each of which Messrs. Kibler and Antonson are either directors, partners, or significant joint shareholders or otherwise share the voting and dispositive authority with respect to these Shares. Also includes 48,012 Shares held in an account with National City Bank, of which Messrs. Antonson and Kibler are joint beneficiaries and share the voting and dispositive authority with respect of these Shares.

With respect to the Shares held by Seagate, Messrs. Antonson and Kibler also share the voting and dispositive authority of 7,562 of such Shares with Mr. James (the “James/Seagate Shares”), and with respect to the AIFE Shares, Messrs. Antonson and Kibler also share voting and dispositive authority with Mr. Venditti.

As of the Record Date for the Special Meeting, the Rollover Shareholders beneficially own, in the aggregate, approximately 7,920,892 of the outstanding shares of Company Common Stock, which represents approximately 53% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders have entered into the Voting Agreement with Parent, a copy of which is attached as Annex C to this Proxy Statement, whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The mailing address and telephone number of the Rollover Shareholders’ principal executive offices are 366 West US Highway 30, Valparaiso, Indiana 46385, and (219) 476-1300.

THE MERGER AGREEMENT

The following summary describes the material provisions of the Merger Agreement but does not purport to describe all of the provisions of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Annex A to this Proxy Statement and incorporated herein by reference. The Company urges you to read the Merger Agreement in its entirety before deciding to adopt the Merger Agreement and approve the Merger because it is the legal document that governs the Merger.

The representations and warranties described in the summary below and included in the Merger Agreement were made by the Company and Parent to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are subject to important qualifications, limitations and exceptions agreed to by the Company, Parent and Merger Sub in connection with negotiating its terms, including information contained in a confidential disclosure schedule that The Company provided to Parent and Merger Sub in connection with the Merger Agreement. None of the Company, Parent or Merger Sub is required under SEC rules to disclose these disclosure schedules publicly. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the Company, Parent and Merger Sub rather than establishing matters as facts. The Merger Agreement is described in this Proxy Statement and included as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company, Parent and Merger Sub or their respective affiliates or their respective businesses. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company Parent and Merger Sub, and you should read the information provided elsewhere in this Proxy Statement and in the documents incorporated by reference into this Proxy Statement for information regarding the Company, Parent and Merger Sub and their respective affiliates and their respective businesses.

The Merger

The Merger Agreement provides for the Merger of Merger Sub with and into the Company, with the Company as the surviving corporation after the Merger.  Following the consummation of the Merger, the Company will be a privately held corporation and a wholly owned subsidiary of Parent. The Shareholders will cease to have ownership interests in the Company and rights as the Company shareholders and will not participate in the Company’s future earnings and growth. Instead, at the Effective Time, Shares held by Shareholders will be canceled and cease to exist and will be automatically converted into the right to receive $1.43 per Share in cash, without interest and less any applicable withholding taxes, as more fully described below.

The closing of the Merger will occur promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement or on such other date as specified by the Company, Parent and Merger Sub. On the closing date, the parties will cause the Articles of Merger to be filed with the Indiana Secretary of State, and the time of such filing will be the “Effective Time” of the Merger unless otherwise provided in the Articles of Merger.

The Merger Agreement provides that the Articles of Incorporation of the Company immediately prior to the Effective Time will be the Articles of Incorporation of the surviving corporation.

Treatment of Shares of Common Stock and Equity Awards

Common Stock

Each Share outstanding immediately prior to the Effective Time will be canceled and cease to exist and will be automatically converted into the right to receive the Merger Consideration in cash, without interest and less any applicable withholding taxes, except for Shares held by the Company as treasury stock, Shares held by Parent and any of its subsidiaries (including the Rollover Shares to be contributed to Parent by the Rollover Shareholders), and Shares held by shareholders that perfect their dissenters’ rights under Indiana law. Dissenting shareholders who do not vote to adopt the Merger Agreement and approve the Merger and otherwise comply with the provisions of Section 23-1-44 of the IBCL regarding dissenters’ rights will have the right to dissent and seek a determination of the fair cash value of their Shares and receive that fair cash value in lieu of the Merger Consideration. See the section entitled “RIGHTS OF DISSENTING SHAREHOLDERS.”

Options

At the Effective Time and without further action, each outstanding qualified or nonqualified option to purchase Company Common Stock  under any employee share option or compensation plan, agreement or arrangement of the Company shall become fully exercisable and vested and shall, by virtue of the Merger and without any further action, be canceled and only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time, a cash payment, less any applicable withholding taxes, equal to the excess of the $1.43 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option that are vested immediately prior to the Effective Time.

Procedures for Exchange of Shares for Merger Consideration

As of the Effective Time, Parent will deposit with a Paying Agent selected by Parent reasonably acceptable to the Company (the “Paying Agent”) the aggregate Merger Consideration to be paid to holders of our Shares (as well as cash sufficient to pay the cash amount associated with the cancellation of our stock options to purchase shares of our Common Stock). Promptly after the Effective Time, Parent or the Paying Agent will mail a transmittal letter to each record holder of Shares at the Effective Time containing instructions with respect to such exchange. Shareholders should not return stock certificates with the enclosed proxy card.

Upon (1) the surrender by a Shareholder to the Paying Agent of a certificate representing Shares together with a duly completed and validly executed letter of transmittal and such other documents as the Paying Agent may reasonably request, or (2) the receipt by the Paying Agent of a duly completed and validly executed letter of transmittal from a Shareholder (and such other evidence of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of uncertificated Shares, the Shareholder will be entitled to receive in exchange for each such Share cash in an amount equal to the Merger Consideration, without interest. Any surrendered certificate will be canceled. YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL, AND YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

From and after the Effective Time, no transfers of Shares will be permitted on the stock transfer books of the Company, as the surviving corporation after the Merger. If, after the Effective Time, certificates formerly representing Shares or uncertificated Shares are presented to the Company, they will be canceled and exchanged for the Merger Consideration.

Any portion of the exchange fund that remains unclaimed by former shareholders of the Company twelve months after the Effective Time will be delivered to Parent upon demand; provided, however, that upon the request of the Paying Agent, Parent will deliver to the Paying Agent any such returned Merger Consideration that is payable to a holder of dissenting Shares upon such holder losing such holder’s dissenters’ rights. After that time, a holder of a certificate representing Shares may look only to Parent for payment of the Merger Consideration. Parent will not be liable to any holder of Shares for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Any amounts remaining unclaimed by holders of Shares twelve months after the Effective Time will become, to the extent permitted by applicable law, the property of Parent. If you have lost your certificate, or if it has been stolen or destroyed, the Merger Agreement requires that you provide an affidavit to that fact.

Representations and Warranties

The Merger Agreement contains various representations and warranties by each of the Company and Parent, which are subject, in some cases, to exceptions and qualifications. The representations of the Company relate to, among other things:

•	the organization, qualification, good standing, where applicable, and authority of the Company and its subsidiaries;

•	the absence of any violations of the governing documents of the Company;

•	the authorization, execution, delivery and enforceability of the Merger Agreement;

•
the receipt by the Special Committee and the Board of the fairness opinion issued by Cambridge Partners with respect to the Merger, the determination by the Special Committee and Board that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders, the approval of the Special Committee and the Board of the Merger Agreement and the Merger and the recommendation of the Special Committee and the Board of the adoption of the Merger Agreement and the Merger;

•	required third party consents, notices and approvals;

•	the absence of conflicts with or violations or breaches of the organizational documents of the Company and any applicable laws or orders or certain contracts to which the Company is a party;

•	the capital structure of the Company;

•	the subsidiaries of the Company;

•
the timeliness, completeness and accuracy of the Company’s SEC filings and the compliance of such filings with applicable rules and regulations, including the SEC filings that will be made in connection with the transactions contemplated by the Merger Agreement;

•
the financial statements contained in the Company’s SEC filings and the absence of any material dispute in the three most recently completed and current fiscal years between the Company and its auditors;

•	the absence of certain events or material changes since September 30, 2010;

•	the compliance of the Company with applicable laws and orders;

•	the effectiveness of, and the absence of any material defaults under, the material government authorizations that the Company is required to possess; and

•	the inapplicability of any anti-takeover statutes, agreements or arrangements to the Merger Agreement or the transactions contemplated thereby.

The representations of Parent relate to, among other things:

•	the organization and authority of Parent and Merger Sub;

•	the limitation of Merger Sub’s activities to those conducted in connection with or contemplated by the Agreement;

•	the authorization, execution, delivery and enforceability of the Merger Agreement;

•
the governmental authorizations required in connection with Parent and Merger Sub’s execution and delivery of the Merger Agreement and consummation of the transactions contemplated by the Merger Agreement;

•
the absence of conflicts with or violations or breaches of the organizational documents of Parent or Merger Sub, any applicable laws or orders or certain contracts to which Parent or Merger Sub is a party;

•
the completeness and accuracy of the information provided by Parent for inclusion in the Company’s SEC filings that will be made in connection with the transactions contemplated by the Merger Agreement;

•
the absence of any proceeding or order relating to or affecting Parent or Merger Sub that could reasonably be expected to delay or impair Parent or Merger Sub’s ability to consummate the transactions contemplated by the Merger Agreement; and

•
assuming that the financing contemplated by the commitment letter received by Parent from US Bank is consummated at the closing of the Merger, the sufficiency of Parent’s financing to pay the Merger Consideration and perform its obligations in connection with the transactions contemplated by the Merger Agreement.

Material Adverse Effect Definitions

Company Material Adverse Effect

Many of the representations and warranties of the Company are qualified by a Company Material Adverse Effect standard. For the purposes of the Merger Agreement, “Company Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects, or occurrences, (1) has, or would be reasonably expected to have, a material adverse effect on or with respect to the business, results of operation or financial condition of the Company and its subsidiaries taken as a whole, or (2) prevents or materially delays or materially impairs the ability of the Company to consummate the Merger, other than any facts, circumstances, events, changes, effects or occurrences:

•	the execution or announcement of the Merger Agreement or consummation of the transactions provided for therein;

•	resulting from a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States;

•	resulting from any limitation (whether or not mandatory) by any Governmental Authority on the extension of credit by banks or other lending institutions;

•	resulting from the commencement of a war or armed hostilities, terrorist attacks or other national or international calamity directly or indirectly involving the United States;

•	generally affecting the economy or the financial, debt, credit or securities markets, in the United States; or

•
resulting from or relating to changes in the market price or trading volume of the Company’s securities or the failure of the Company to meet internal or public projections, forecasts or estimates (provided that the underlying causes of such changes or failures may be considered in determining whether there is a Company Material Adverse Effect unless otherwise provided in this definition).

Parent Material Adverse Effect

Many of the representations and warranties of Parent are qualified by a Parent Material Adverse Effect standard. For the purposes of the Merger Agreement, “Parent Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate prevents or materially delays or materially impairs the ability of Parent and Merger Sub to consummate the Merger on a timely basis, or would reasonably be expected to do so, other than any facts, circumstances, events, changes, effects or occurrences:

•
resulting from or relating to the execution and delivery of the Merger Agreement or the consummation of the transactions provided for thereby in accordance with the terms of the Merger Agreement or the announcement thereof, including any lawsuit related thereto, pursuant to the terms of the Merger Agreement;

•	resulting from any acts of terrorism within or outside the United States or war in which the United States is involved;

•	generally affecting the economy or the financial, debt, credit or securities markets, in the United States; or

•
resulting from or relating to changes in the market price or trading volume of Parent’s securities or the failure of the Company to meet internal or public projections, forecasts or estimates (provided that the underlying causes of such changes or failures may be considered in determining whether there is a Parent Material Adverse Effect unless otherwise provided in this definition).

Conditions to the Merger

Conditions to Each Party’s Obligations

The obligations of each party to effect the Merger are subject to the satisfaction at or prior to the closing date of the following conditions:

•	receipt of the Shareholder Approval;

•	the absence of any laws or governmental orders that have the effect of making the Merger illegal, prohibited, or otherwise preventing the consummation of the Merger; and

•	all necessary governmental notices, consents or orders must have been provided, made or obtained and be in full force and effect.

Additional Conditions to Obligations of the Company

The obligations of the Company to effect the Merger are subject to the satisfaction at or prior to the closing date of the following additional conditions, any or all of which may be waived in whole or in part by the Company (with the approval of the Special Committee):

•
the representations and warranties of Parent and Merger Sub must be true and correct in all material respects as of the date of the Merger Agreement and as of the closing date of the Merger (other than any such representation and warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date);

•
Parent, Merger Sub and the Rollover Shareholders must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by them prior to the Effective Time;

•
Parent and the Rollover Shareholders must have executed and delivered to the Company a true and complete copy of the contribution agreement and the contribution agreement shall be in full force and effect; and

•	the absence of any Parent Material Adverse Effect.

Additional Conditions to Obligations of Parent and Merger Sub

The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction at or prior to the closing date of the following additional conditions, any or all of which may be waived in whole or in part by Parent and Merger Sub:

•
certain of the Company’s representations and warranties, to the extent not qualified as to materiality or material adverse effect, must be true in all material respects, and to the extent so qualified must be true in all respects, when made and immediately prior to the Effective Time as if made at and as of such time (other than any representation or warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date); the Company’s other representations and warranties, disregarding any materiality or company material adverse effect qualifications contained therein, must be true when made and immediately prior to the Effective Time as if made at and as of such time (other than any such representations and warranties made only as of a specified date, which need only to be true as of such specified date), provided, that such representations and warranties shall be deemed true at any time unless the individual or aggregate impact of the failure to be so true would not reasonably be expected to have a Company Material Adverse Effect;

•	the Company must have performed in all material respects its obligations under the Merger Agreement;

•	the absence of any Company Material Adverse Effect;

•
Parent shall have received the voting agreement executed and delivered by the Rollover Shareholder, such voting agreement must be in full force and effect and the Rollover Shareholders must have performed in all material respects all obligations required to be performed by them under the voting agreement;

•
Parent shall have received proceeds of at least $9.7 million pursuant to the terms and conditions of the Company’s Line of Credit with US Bancorp or upon terms that are at least as favorable to Parent; and

•	the absence of holders of more than five percent (5%) of the Shares dissenting and delivering written notice of intent to demand payment of their Shares in accordance with Section 23-1-44 of the IBCL.

Conduct Until the Merger

The Company has agreed that from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course consistent with past practices, and use reasonable best efforts to maintain and preserve intact its business organization, assets and goodwill and relationships with customers, suppliers and others having business dealings with it and to maintain its current rights and franchises and retain the services of its key officers and key employees.

Covenants

The Company has made certain agreements with Parent and Merger Sub relating to actions that the Company will or will not take between the date of the Merger Agreement and the Effective Time, subject to certain limited exceptions set forth in the Merger Agreement. These agreements are customary in transactions such as the Merger, and include the following:

•	the Board recommending that the shareholders of the Company vote in favor of the adoption of the Merger Agreement;

•
taking certain actions with respect to the preparation of this Proxy Statement and the Schedule 13E-3 Transaction Statement to be filed in connection with the Merger and in preparation for the Special Meeting;

•
giving Parent and its representatives reasonable access to the Company’s books and records and providing Parent and its representatives with information relating to the Company’s business and operations;

•	notifying Parent of certain matters;

•	taking actions necessary so that anti-takeover laws do not apply to the parties to the Merger Agreement, the Merger Agreement or the transactions contemplated by the Merger Agreement;

•	exercising complete control and supervision over the operations of Parent and its subsidiaries until the Effective Time;

•
providing Parent with the opportunity to participate in the defense and settlement of any shareholder litigation relating to the Merger Agreement or the Merger and obtaining the consent of Parent prior to settling any shareholder litigation;

•
using commercially reasonable efforts to satisfy the requirements of the lender of the financing to be obtained by Parent or Merger Sub in connection with the Merger and using reasonable best efforts to provide all cooperation reasonably requested by Parent or Merger Sub in connection with the arrangement of the such financing;

•	using reasonable best efforts to consummate the transactions contemplated by the Merger Agreement;

•
cooperating with Parent in taking actions necessary to make all filings and timely seek all consents, waivers or approvals required in connection with the transactions contemplated by the Merger Agreement; and

•	consulting with Parent before making public announcements regarding the Merger Agreement or the transactions contemplated by the Merger Agreement.

Parent and Merger Sub made certain agreements with the Company relating to actions that they will or will not take between the date of the Merger Agreement and the Effective Time, or otherwise in connection with the transactions contemplated by the Merger Agreement. The agreements include:

•	taking certain actions with respect to the preparation of this Proxy Statement and the Schedule 13E-3 Transaction Statement to be filed in connection with the Merger;

•	notifying the Company of certain matters;

•
the Company, as the surviving corporation after the Merger, honoring, or causing to be honored, all benefit obligations to, and contractual rights of, current and former employees and directors of the Company and its subsidiaries;

•	voting any Shares and shares of Merger Sub beneficially owned by Parent or any of its subsidiaries in favor of the adoption of the Merger Agreement;

•
keeping the Company reasonably informed regarding the status of the financing commitment and using commercially reasonable efforts to satisfy the requirements of the lender of the financing to be obtained by Parent or Merger Sub in connection with the Merger;

•	subject to certain exceptions set forth in the Merger Agreement, using reasonable best efforts to consummate the transactions contemplated by the Merger Agreement;

•
cooperating with the Company in taking actions necessary to make all filings and timely seek all consents, waivers or approvals required in connection with the transactions contemplated by the Merger Agreement; and

•	consulting with the Company before making public announcements regarding the Merger Agreement or the transactions contemplated by the Merger Agreement.

No Solicitation

The Company has agreed in the Merger Agreement that neither it nor its subsidiaries, or their respective officers, directors, employees, financial and other advisors, accountants, counsel, agents and representatives will:

•	initiate, solicit, or knowingly encourage any inquiries or the making of any proposals or offers that constitute or may reasonably be expected to lead to any Company acquisition proposal; or

•
enter into or engage in any negotiations or discussions concerning a acquisition proposal (other than to state only that they are not permitted to have discussions) or otherwise cooperate with, assist, participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations, or provide access to its properties, books and records or any confidential information or data to any person or entity relating to a Company acquisition proposal.

The no-solicitation provision will not, however, prohibit the Board or Special Committee, before the shareholders adopt the Merger Agreement and approve the Merger, from furnishing information to, and entering into discussions with, a person who has made an unsolicited, written, bona fide proposal or offer regarding an acquisition proposal if:

•	the Company receives a written unsolicited acquisition proposal that the board of directors of the Company (acting through the Special Committee) believes in good faith to be bona fide;

•
the Board and the Special Committee determine in good faith, after consultation with its independent financial advisors and outside counsel, that such acquisition proposal constitutes or could reasonably be expected to result in a transaction that is more favorable from a financial point of view to shareholders of the Company, other than the Rollover Shareholders (a “Superior Proposal”), and

•
after consultation with its outside counsel, the Special Committee determines in good faith that the failure to take such actions could reasonably be expected to result in a breach of its fiduciary duties.

If the Board or the Special Committee determines to change its recommendation with respect to the transactions contemplated by the Merger Agreement in favor of a Superior Proposal after determining in its good faith judgment after consultation with outside counsel at any time before the shareholders adopt the Merger Agreement and approve the Merger that making such a change in its recommendation is required by its fiduciary duties to the shareholders under applicable law, the Board must provide written notice to Parent advising Parent that the Board has received a Superior Proposal and specifying the material terms and conditions of, and the person making, the Superior Proposal. The Board and Special Committee may change their recommendation in favor of the Superior Proposal if Parent does not, within three business days of its receipt of the notice of Superior Proposal, make an offer that the Board or the Special Committee determines, in its good faith judgment, to be at least as favorable to the Company’s shareholders as the Superior Proposal.

The Rollover Shareholders own approximately 52% of the outstanding shares of Company Common Stock, which will allow them to prevent the Company from obtaining the shareholder approval necessary to consummate any proposed acquisition of the Company. Because the Rollover Shareholders have indicated that it is not interested in pursuing any proposed acquisition other than the Merger, we believe the chances of the Company receiving a Superior Proposal are remote.

Termination

The Merger Agreement may be terminated before the Merger is consummated, whether before or after approval by the Company’s shareholders, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur. The Merger Agreement may be terminated:

•	by either the Company or Parent if:

•	the Merger has not been consummated on or before May 31, 2011;

•	the Company’s shareholders fail to adopt the Merger Agreement and approve the Merger; or

•
any governmental entity of competent jurisdiction issues or enters into an injunction or similar legal restraint or order permanently enjoining or otherwise prohibiting the consummation of the Merger and such injunction, legal restraint or order shall have become final and non-appealable;

•	by Parent if:

•
the Special Committee or the Board (1) changes its recommendation with respect to the Merger in favor of a superior proposal (as defined in the Merger Agreement) or (2) adopts an alternative Company acquisition proposal;

•	the Company or any of its representatives materially breaches any of its obligations described above under “— No Solicitation”; or

•
the Company fails to cure within the applicable cure period set forth in the Merger Agreement (1) any breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement;

•	by Company if:

•
Parent or Merger Sub fails to cure within the applicable cure period set forth in the Merger Agreement (1) any material breach of any of their respective covenants or agreements under the Merger Agreement or the Voting Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement; or

•	the Company provides written notice to Parent in connection with entering into a definitive agreement to effect a superior proposal (as defined in the Merge Agreement).

Amendment and Waiver

The provisions of the Merger Agreement may only be amended or waived prior to the Effective Time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

Indemnification

The Company, as the surviving corporation after the Merger, will be required to:

•
maintain in effect officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage, amounts of deductibles, if any, and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement; and

•
fulfill the obligations of the Company and its subsidiaries pursuant to (1) each indemnification agreement in effect between the Company or any of its subsidiaries and any person who is now, or has been at any time prior to the date of the Merger Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of its subsidiaries and (2) any indemnification provision and any exculpation provision set forth in the Articles of Incorporation of the Company in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement.

Expenses

Each party to the Merger Agreement will bear all of the costs and expenses it incurs in connection with the Merger Agreement, except that:

•
if the Merger Agreement is terminated by the Company pursuant to a breach of certain representation and warranties of Parent, Merger Sub or the Rollover Shareholders, or if Parent requests that the Company submit the Merger Agreement to the shareholders for vote after a change of recommendation in connection with a Superior Proposal and the Merger Approval is not obtained, then Parent shall promptly reimburse the Company for its expenses incurred in connection with this Agreement (including all expenses incurred with the printing, filing and mailing of the Proxy Statement and applicable SEC filing fees), attorneys’ fees and expenses and fees payable to financial advisors); and

•
if the Merger Agreement is terminated by Parent pursuant to breach of Company of certain representation and warranties of Company, or the Merger Agreement is terminated by Company pursuant to a change in Board recommendation regarding the Merger in connection with a Superior Proposal, then the Company shall promptly reimburse Parent and Merger Sub for their expenses incurred in connection with this Agreement (including attorneys’ fees and expenses and fees payable to financial advisors).

RIGHTS OF DISSENTING SHAREHOLDERS

The following summary is a description of the steps you must take if you desire to perfect dissenters’ rights with respect to the Merger. The summary is not intended to be complete and is qualified in its entirety by reference to Section 23-1-44 of the Indiana Business Corporation Law (the “IBCL”), a copy of which is attached as Annex E to this Proxy Statement. We recommend that you consult with your own counsel if you have questions with respect to your rights under Section 23-1-44 of the IBCL.

“Dissenters’ rights” is your right to dissent from the Merger and have the “fair value” of your Shares determined by a court and paid in cash. The “fair value” of a Share is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay. The “fair value” is determined as of the day prior to the day on which the vote of the shareholders to adopt the Merger Agreement and approve the Merger is taken. When determining the “fair value,” any appreciation or depreciation in market value resulting from the proposed Merger is excluded, unless exclusion would be inequitable. In no event can the “fair value” of a Share exceed the amount specified in the demand of the particular shareholder discussed below.

To perfect your dissenters’ rights, you must satisfy each of the following conditions:

•
you must be the record holder of the dissenting shares at the close of business on ______, 2011; if you have a beneficial interest in Shares held of record in the name of any other person for which you desire to perfect dissenters’ rights, you must cause the shareholder of record to timely and properly act to perfect such rights;

•
you must deliver to us a written demand for appraisal of your shares before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 23-1-44 of the IBCL;

•
you must not vote in favor of, or consent in writing to, the adoption of the Merger Agreement or approval of the Merger. A vote in favor of the adoption of the Merger Agreement will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement. Therefore, a shareholder who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement; and

•
you must continue to hold your shares of Company Common Stock through the Effective Time. Therefore, a shareholder who is the record holder of Shares on the date the written demand for appraisal is made, but who thereafter transfers the shares prior to the Effective Time, will lose any right to appraisal with respect to such Shares.

If the Merger is approved by the Company’s shareholders, the Company will send you notice within ten days after shareholder approval has occurred. Upon receipt of this notice:

•	you must demand payment for your Shares, which may not be fewer than 30 nor more than 60 days after the date you receive the Company notice;

•	you must certify that the Shares were acquired before the date the Merger was publicly announced; and

•	you must deposit the certificates representing the Shares in accordance with the terms of the notice sent by the Company.

Upon receipt of a payment demand, the Company will pay you what the Company estimates to be the “fair value” of your Shares.  If you do not agree with the Company’s assessment of the “fair value” of your dissenting shares:

•
you must notify the Company in writing of your own estimate of the “fair value” (less the amount of any payment already made to you for your shares) within 30 days after the Company has made payment for your shares or has offered to pay its estimate of the “fair value” for your Shares.

The Company can elect to agree with your “fair value” demand, but if the demand for payment remains unsettled, the Company must commence a proceeding in the circuit or superior court of Porter County (Indiana) within 60 days after receiving your payment demand.  If the court finds the “fair value” of your share, plus interest, exceeds the amount paid by the Company, you will be entitled to the difference.  Also, if the Company fails to commence the proceeding within the 60 day period, we must pay you the amount you demanded.  The court will determine all costs of the appraisal proceeding and asses these costs against the parties in the amounts the court finds equitable.

If you dissent from the Merger, your appraisal rights will terminate if:

•	for any reason, the Merger is not completed;

•	you fail to serve a timely and appropriate written demand upon the Company;

•	you do not make timely and appropriate surrender of the certificates evidencing your dissenting shares pursuant to the dissenter’s notice sent by the Company;

•	you withdraw your demand with the consent of the Board; or

•	you otherwise fail to comply with the requirements of Section 23-1-44 of the IBCL.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of Company Common Stock.

Any shareholder who elects to exercise dissenters’ rights pursuant to Section 23-1-44 of the IBCL should mail such shareholder’s written demand upon the Company to US 1 Industries, Inc., 366 West US Highway 30, Valparaiso, Indiana 46385, Attention: Secretary.

SUMMARY CONSOLIDATED FINANCIAL INFORMATION

The following tables set forth summary historical consolidated financial data. The summary historical consolidated financial data as of December 31, 2009 and 2008 and for the two years then ended has been derived from our audited consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Form 10-K”), which is incorporated by reference into this Proxy Statement. The summary historical consolidated financial data as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009 has been derived from our unaudited consolidated financial statements appearing in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (the “Form 10-Q”), which is incorporated by reference into this Proxy Statement. Our historical results included below are not necessarily indicative of our future performance, and the results of operations for the nine months ended September 30, 2010 are not necessarily indicative of our results of operations for the full year. The unaudited summary historical consolidated financial data reflect all adjustments (consisting of normal, recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of our financial position and results of operations at the end of and for the periods presented. The information contained in this section should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements, including the related notes, incorporated by reference into this Proxy Statement. More comprehensive financial information is included in the Form 10-K and the Form 10-Q and other documents we file with the SEC, and the following summary is qualified in its entirety by reference to the Form 10-K and the Form 10-Q and such other documents and all of the financial information and notes contained in those documents. See the section entitled “WHERE YOU CAN FIND MORE INFORMATION.”

Summary Historical Consolidated Income Statement Data

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended		Nine Months Ended
	December 31,		September 30,
	2009	2008	2010	2009
		(as adjusted)	(Unaudited)

OPERATING REVENUES	$179,732,469	$172,674,648	$156,446,559	$132,423,418

OPERATING EXPENSES:
Purchased transportation	123,253,896	121,927,791	107,859,220	91,615,476
Commissions	26,335,793	21,955,155	23,415,543	18,938,513
Insurance and claims	4,906,089	5,027,980	4,512,748	3,911,391
Salaries, wages and other	12,839,752	11,188,362	9,261,334	9,900,745
Other operating expenses	10,695,691	8,397,332	7,185,977	8,245,813
Impairment of Goodwill	3,000,000	-	-	-

Total operating expenses	181,031,221	168,496,620	152,234,822	132,611,938

OPERATING (LOSS) INCOME	(1,298,752)	4,178,028	4,211,737	(188,520)

NON-OPERATING INCOME (EXPENSE)
Interest income	79,263	28,827	58,008	49,089
Interest expense	(732,345)	(159,141)	(439,389)	(559,049)
Other income (expense)	213,437	215,842	126,696	160,131
Total non operating (expense) income	(439,645)	85,528	(254,685)	(349,829)

NET (LOSS) INCOME BEFORE INCOME TAXES	$(1,738,397)	$4,263,556	$3,957,052	$(538,349)
Income tax (expense) benefit	(590,429)	107,238	906,870	198,546

NET (LOSS) INCOME BEFORE NONCONROLLING INTEREST	$(2,328,826)	$4,370,794	$3,050,182	$(736,895)
Income attributable to noncontrolling interest	257,486	1,312,954	1,612,893	(240,643)

NET (LOSS) INCOME ATTRIBUTABLE TO US 1 INDUSTRIES, INC.	$(2,586,312)	$3,057,840	1,437,289	$(496,252)

Basic and Diluted Net (Loss) Income per Common Share Attributable to US 1 Industries, Inc.
	$(0.18)	$0.21	$0.10	$(0.03)
Weighted Average Shares Outstanding
Basic	14,243,409	14,243,409	14,243,409	14,243,409
Diluted	14,243,409	14,243,409	14,294,540	14,243,409

Ratio of Earnings to Fixed Charges

	2008	2009	3Q 2010

Net Income (Loss) Before Income Taxes and Non Controlling interest	4,263,556	(1,738,397)	1,976,835
Interest Add Back	130,313	653,082	94,635
Net Income before tax and interest	4,393,869	(1,085,315)	2,071,470
+Fixed Charges	1,377,337	4,176,810	677,089
Numerator	5,771,206	3,091,495	2,748,559

Fixed Charges
Rent	988,266	1,973,849	346,068
Interest	130,313	653,082	94,635
Depr/Amort	258,758	1,549,879	236,386
Total Fixed Charges/Denominator	1,377,337	4,176,810	677,089

Formula Calculated Results	419.01%	74.02%	405.94%

Summary Historical Consolidated Balance Sheet Data

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

ASSETS

	December 31, 2009	December 31, 2008	September 30, 2010
		(as adjusted)	(as adjusted)

Accounts receivable-trade, less allowances for doubtful accounts of $1,147,000, $1,360,000, and $1,158,000, respectively	$26,614,970	$30,054,657	$34,167,279

Other receivables, including receivables due from affiliated entities of $861,000, $964,000, and $305,000, respectively	4,427,027	4,676,388	4,401,413
Prepaid expenses and other current assets	1,623,808	2,214,218	1,856,322
Current deferred income tax asset	975,178	1,444,670	975,178

Total current assets	33,640,983	38,389,933	41,400,192

FIXED ASSETS:
Land	195,347	195,347	195,347
Equipment	2,748,270	2,589,238	1,800,936
Less accumulated depreciation and amortization	(1,353,102)	(833,771)	(928,803)

Net property and equipment	1,590,515	1,950,814	1,067,480

Non-current deferred income tax asset	1,107,575	721,243	1,107,575
Notes receivable - long term	833,651	1,314,395	761,799
Intangible assets, net	2,812,672	3,736,000	2,237,691
Goodwill	1,780,639	4,756,943	1,391,741
Other assets	126,461	135,162	126,461

Total Assets	$41,892,496	$51,004,490	$48,092,939

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS' EQUITY

	December 31, 2009	December 31, 2008	September 30, 2010
		(as adjusted)	(as adjusted)

CURRENT LIABILITIES:
Revolving line of credit	$9,592,474	$11,312,690	$8,793,398
Bank overdraft	1,628,383	3,090,613	3,605,624
Current portion of capital lease obligation	30,246	107,196	-
Current portion of long-term debt	642,413	1,372,546	19,996
Accounts payable	9,538,918	9,987,291	11,665,633
Insurance and claims	1,435,924	1,836,391	1,688,345
Other accrued expenses	1,410,098	1,871,800	2,615,885

Total current liabilities	24,278,456	29,578,527	28,388,881

LONG-TERM DEBT, less current portion	146,878	817,277	39,241

CAPITAL LEASE, less current portion	56,241	44,108	-

SHAREHOLDERS' EQUITY:
Common stock, authorized 20,000,000 shares: no par value; 14,838,657 shares issued at December 31, 2009, December 31, 2008, and September 30, 2010, respectively	46,978,349	46,920,288	46,985,607

Treasury stock, 595,248 shares at both December 31, 2009, December 31, 2008, and September 30, 2010, respectively	(952,513)	(952,513)	(952,513)
Accumulated deficit	(28,835,952)	(26,249,640)	(27,297,735)

Total US 1 Industries, Inc. shareholders' equity	17,189,884	19,718,135	18,735,359
Noncontrolling Interests	221,037	846,443	929,458
Total equity	17,410,921	20,564,578	19,664,817

Total liabilities and shareholders' equity	$41,892,496	$51,004,490	$48,092,939

No separate financial information is provided for Parent because Parent is a newly formed entity formed in connection with the Merger and has no independent operations. No pro forma data giving effect to the Merger has been provided. We do not believe that such information is material to shareholders in evaluating the proposed Merger and the Merger Agreement because (1) the proposed Merger Consideration is all cash and (2) if the Merger is completed, the Shares will cease to be publicly traded.

Book Value Per Share

Our book value per Share as of September 30, 2010 was $1.38.

TRADING MARKET AND PRICE FOR SHARES

The Shares are registered with the SEC and currently quoted on the OTC Bulletin Board under the symbol “USOO.” As of _______, 2011, the Record Date for the Special Meeting, there were 7,920,892 shares of our Common Stock outstanding and we had by approximately 3,010 shareholders of record. The following table sets forth the reported high and low sales prices for the Shares on the OTC Bulletin Board for each completed quarterly period within the fiscal years ended December 31, 2010, 2009 and 2008.

	Price Range
Fiscal 2011	High	Low
First Quarter	$1.49	$1.11
Second Quarter (through May 23, 2011)	1.49	1.39

Fiscal 2010	High	Low
First Quarter	$1.02	$0.75
Second Quarter	1.49	0.93
Third Quarter	1.19	0.81
Fourth Quarter	1.17	1.01

Fiscal 2009	High	Low
First Quarter	$0.90	$0.66
Second Quarter	1.03	0.64
Third Quarter	0.90	0.71
Fourth Quarter	0.98	0.52

Fiscal 2008	High	Low
First Quarter	$1.85	$1.30
Second Quarter	1.59	1.30
Third Quarter	1.39	0.84
Fourth Quarter	1.20	0.59

These prices may reflect inter-dealer prices without retail mark-up, markdown or commissions and may not represent actual transactions. The trading volume for the Shares has historically been relatively limited and a consistently active trading market for the Shares may not occur on the OTC Bulletin Board.

On February 17, 2011, which was the final trading day prior to the date on which we announced the execution of the Merger Agreement, our Common Stock closed at $1.41 per Share. On May 23, 2011, which was the last trading day before this Proxy Statement was printed, our Common Stock closed at $1.40 per Share. You are encouraged to obtain current market quotations for our Common Stock in connection with voting your Shares.

Dividends

We have not historically paid cash dividends and did not declare or pay any other cash dividends on the Shares during the fiscal years ended December 31, 2008, 2009 and 2010. The Company’s current credit agreement prohibits the payment of dividends.

RELATED PARTY TRANSACTIONS

One of the Company’s subsidiaries provides safety, management, and accounting services to companies controlled by the Chief Executive Officer and Chief Financial Officer of the Company.  These services are priced to cover the cost of the employees providing the services. Charges related to those services were approximately $0.04 million, $0.06 million and $0.07 million in 2009, 2008, and 2007, respectively. Other receivables due from entities affiliated through common ownership was $0.9 million and $1.0 million as of December 31, 2009 and 2008.

One of the subsidiaries’ insurance providers, AIFE, is managed by a director of the Company and the Company has an investment of $0.13 million in the provider. AIFE provides auto liability and cargo insurance to several subsidiaries of the Company as well as other entities related to the Company by common ownership. For the years ended December 31, 2009, 2008 and 2007, cash paid to AIFE for insurance premiums and deductibles was approximately $3.9 million, $4.9 million, and $6.1 million, respectively.

The subsidiaries exercised no control over the operations of AIFE. As a result, the Company recorded its investment in AIFE under the cost method of accounting for each of the three years in the period ended December 31, 2009. Under the cost method, the investment in AIFE is reflected at its original amount and income is recognized only to the extent of dividends paid by the investee. There were no dividends declared by AIFE for the years ended December 31, 2009, 2008 and 2007.

If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder's premium as a percentage of the total premiums of AIFE for the related period. There has been no such loss assessment for any of the three years in the period ended December 31, 2009. The Company’s subsidiaries currently account for the majority of the premiums of AIFE.

For the years ended December 31, 2009, 2008 and 2007, a subsidiary insurance agency of the Company, recorded commission income of $0.7 million, $0.7 million and $0.4 million, respectively, related to premiums with AIFE.  This commission income is reflected as a reduction of insurance expense in the consolidated financial statements of the Company for the years ended December 31, 2009, 2008 and 2007, respectively.

In addition, the Chief Executive Officer and a director of the Company, the Chief Financial Officer and a director of the Company, as well as another director of the Company, are the sole shareholders of AIFC, which serves as the attorney in fact of AIFE. AIFC is entitled to receive a management fee from AIFE.  AIFE incurred management fees of approximately $0.5 million for each of the years ended December 31, 2009, 2008, and 2007, respectively.  These management fees are available to be paid as dividends to these officers and directors of the Company.

In 2009, 2008 and 2007, the Company paid consulting fees of $0.05 million, $0.03 million and $0.03 million, respectively, to two of its directors, relating to insurance and other services.

The Company had notes payable due to its Chief Executive Officer and Chief Financial Officer that were converted into 2,668,918 shares of Company Common Stock in September 2007.

PRIOR PURCHASES OF SHARES

There have been no purchases of Shares during the past two years by the Company or any of the Acquiror Filing Persons.

RECENT TRANSACTIONS

There have been no transactions in Shares during the past 60 days effected by (1) the Company or any of the Acquiror Filing Persons or (2) any executive officer, director, affiliate or subsidiary of the Company or any of the Acquiror Filing Persons.

SECURITIES OWNERSHIP

The Shares are our only outstanding class of voting securities. The following table sets forth information regarding the beneficial ownership of the Shares as of May 23, 2011 by (1) each person who beneficially owns more than 5% of the Shares to the extent known to management, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company, as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Harold E. Antonson (2)(3)	5,268,592	35.5%
Michael Kibler(3)(4)	5,053,923	34.1%
Brad A. James(5)	166,981	1.1%
Robert I. Scissors(6)	64,770	*
Lex L. Venditti(7)	217,500	1.5%
All directors and executive officers as a group (5 persons)	8,160,520	55.0%
August Investments Partnership(8)	1,150,946	7.8%
FMR LLC(9)	986,200	6.6%

*	Represents less than 1% of the outstanding shares of Company Common Stock.

(1)	The “Percent of Class” is based on the 14,838,657 Shares outstanding on May 23, 2011. Except as otherwise noted, the beneficial owner has sole voting and dispositive power over the Shares shown.

(2)	Includes 31,558 Shares held by the Esther Antonson Trust and 62,500 Shares held through Mr. Antonson’s individual retirement account.

(3)
Includes 1,150,946 Shares held by AIP, 12,660 Shares held by AIC, 17,78,212 Shares held by Eastern, 151,232 Shares held by Enterprise, 15,123 Shares held by Seagate, and 15,123 Shares held by AIFE, each of which Messrs. Kibler and Antonson are either directors, partners, or significant joint shareholders or otherwise share the voting and dispositive authority with respect to these Shares. With respect to the Shares held by Seagate, Messrs. Antonson and Kibler also share the voting and dispositive authority of 7,562 of such Shares with Mr. James, and with respect to the AIFE Shares, Messrs. Antonson and Kibler also share voting and dispositive authority with Mr. Venditti. Also includes 48,012 Shares held in an account with National City Bank, of which Messrs. Antonson and Kibler are joint beneficiaries and share the voting and dispositive authority with respect of these Shares. The address of the Messrs. Antonson and Kibler is 366 West US Highway 30, Valparaiso, Indiana 46385.

(4)	Includes 2,676,883 Shares held by the Kibler Family Living Trust of which Mr. Kibler and Linda Kibler are trustees and 32,000 Shares held through Mr. Kibler’s individual retirement account.

(5)
Includes 7,562 Shares held by Seagate Transportation Services, Inc., of which Mr. James is a director, partner and significant shareholder and shares the voting and dispositive authority with respect to these Shares with Messrs. Antonson and Kibler.

(6)	Includes 11,770 Shares held by the Saundra L. Scissors Trust of which Mr. and Mrs. Scissors are joint trustees.

(7)
Includes 197,500 Shares held by AIFE, of which Mr. Venditti is a director and significant shareholder of the attorney-in-fact and shares the voting and dispositive authority with respect to these Shares with Messrs. Antonson and Kibler.

(8)
Messrs. Kibler and Antonson are partners of August Investments Partnership and share the voting and dispositive authority with respect to Shares held by August Investments Partnership. The address of August Investments Partnership is 8400 Louisiana Street, Merrillville, Indiana 46410.

(9)	Includes 1,362,800 Shares held by Fidelity Low-Priced Stock Fund and Fidelity Select Portfolios-Transportation. The address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

SHAREHOLDER PROPOSALS

Due to the contemplated consummation of the Merger, we will cease to have public shareholders and there will be no public participation in any of our future shareholder meeting.  However, if the Merger is not completed for any reason, we will provide notice of a proposed 2011 shareholder meeting (assuming that the Company holds a 2011 annual meeting) and the date shareholder proposals must be submitted to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2011 annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the filing requirements of the Exchange Act. Accordingly, we are required to file annual, quarterly and special reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. You can read and copy any materials we file with the SEC at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. Copies of such materials may also be obtained by mail, upon payment of the SEC’s customary fees, by writing to the SEC’s principal office at 100 F Street, NE, Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site that contains materials we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

Because the Merger is a “going-private” transaction, the Company, Parent, Merger Sub, Michael E. Kibler and Harold E. Antonson filed with the SEC a Rule 13E-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as part of it, is available for inspection as set forth above.

Additional information relating to the Company, including its business, financial statements at or for the years ended December 31, 2010 and 2009, managements discussion and analysis of financial condition and results of operations, and other related matters as to the Company are found in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, which is attached as Appendix F. Such appendix is incorporated herein by reference. Requests for additional copies should be directed to US 1 Industries, Inc., 366 West US Highway 30, Valparaiso, Indiana 46385, Attn: Secretary; telephone number (219) 476-1300.

The information concerning the Company contained or incorporated by reference in this Proxy Statement has been provided by us, the information regarding Parent and Merger Sub contained in this Proxy Statement has been provided by Parent and Merger Sub, and the information regarding the Rollover Shareholders contained in this Proxy Statement has been provided by the Rollover Shareholders.

You should rely only on the information contained in or incorporated by reference into this Proxy Statement as having been authorized by the Company. We have not authorized anyone to give any information different from the information contained in or incorporated by reference into this Proxy Statement. This Proxy Statement is dated ____________, 2011. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to you shall not create any implication to the contrary.

OTHER BUSINESS

Other than the matters discussed in this Proxy Statement, the Board does not know of any other matters to be presented for action at the Special Meeting. If any other business should properly come before the meeting, the persons named in the accompanying proxy card intend to vote thereon in accordance with their best judgment in light of the conditions then prevailing.

By Order of the Board of Directors

Michael E. Kibler
President and Chief Executive Officer

Valparaiso, Indiana
_____________, 2011

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

TRUCKING INVESTMENT CO. INC.,

US 1 MERGER CORP.,

US 1 INDUSTRIES, INC.

and

THE CONTRIBUTING SHAREHOLDERS

Dated as of February 18, 2011

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS

Acceptable Confidentiality Agreement	41
Affiliates	41
Agreement	2
Business Day	41
Certificate of Merger	2
Certificates	4
Change of Recommendation	23
Change of Recommendation Notice	23
Code	8
Company	1
Company Acquisition Proposal	43
Company Material Adverse Effect	43
Company Meeting	24
Company Preferred Stock	9
Company SEC Documents	12
Contracts	44
Dissenting Shareholder	5
Dissenting Shares	5
Effective Time	3
End Date	36
Environmental Claim	15
Environmental Laws	15
Equity Rollover Commitments	1
Exchange Act	11
Exchange Fund	6
GAAP	44
Governing Documents	44
Governmental Authorization	44
Governmental Entity	45
IBCL	1
Knowledge	45
Known	45
Law	45
Laws	45
Lien	45
Material Contracts	11
Merger	2
Merger Consideration	4
Merger Sub	1
Order	45
Parent	1
Parent Material Adverse Effect	45
Parties	1
Party	1

A-iv

Paying Agent	6
Person	46
Proxy Statement	13
real property	46
Recommendation	10
Representatives	22
Schedule 13E-3	13
SEC	12
SEC Filings	13
Securities Act	11
Share	4
Special Committee	1
Subsidiaries	46
Subsidiary	46
Superior Proposal	46
Surviving Corporation	1
Termination Date	21
Voting Agreement	1

A-v

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of February 18, 2011 (this “Agreement”), is made and entered into among Trucking Investment Co. Inc., an Indiana corporation (“Parent”), US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of Parent (“Merger Sub”), US 1 Industries, Inc., an Indiana corporation (the “Company”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler,” and together with Antonson, the “Contributing Shareholders”). Capitalized terms used herein shall have the respective meanings assigned to such terms in the text of this Agreement or in Article IX, and the locations of such definitions are referenced in the Index of Defined Terms hereof.  The parties to this Agreement are each a “Party” and together are the “Parties.”

WITNESSETH

WHEREAS, concurrently with the execution and delivery of this Agreement, the Contributing Shareholders have entered into a Voting Agreement, substantially in the form of Exhibit A hereto, dated as of the date hereof (the “Voting Agreement”), pursuant to which the Contributing Shareholders have agreed, subject to the terms and conditions of the Voting Agreement, to vote in favor of the adoption of this Agreement and to take, or refrain from taking, certain other actions;

WHEREAS, immediately prior to the Effective Time, the Contributing Shareholders will enter into a Contribution Agreement, substantially in the form of Exhibit B hereto (the “Contribution Agreement”), pursuant to which each Contributing Shareholder will contribute to Parent immediately prior to the Effective Time the number of shares of Company Common Stock set forth in the Contribution Agreement in exchange for equity interests in Parent, such shares being all of the shares of Company stock owned by the Contributing Shareholders, and as a result of such contributions, Parent will beneficially own approximately 53% of the outstanding shares of Company Common Stock;

WHEREAS, the Parties intend that Merger Sub be merged with and into the Company (the “Merger”), pursuant to which, in accordance with the terms and subject to the conditions set forth in this Agreement, each outstanding share of common stock, no par value per share, of the Company (the “Company Common Stock”) shall be converted into the right to receive the Merger Consideration, except for (i) shares of the Company Common Stock held by the Company as treasury stock or owned by Parent or Merger Sub and (ii) shares of the Company Common Stock held by holders who comply with the relevant provisions of the Indiana Business Corporation Law (the “IBCL”) regarding the rights of shareholders to dissent from the Merger and require appraisal of their shares;

WHEREAS, the board of directors of the Company, based on the unanimous recommendation of the special committee thereof consisting solely of independent and disinterested directors of the Company (the “Special Committee”), has (i) determined that it is in the best interests of the Company and its shareholders (other than the Contributing Shareholders), and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger and (iii) resolved to recommend adoption of this Agreement by the shareholders of the Company;

WHEREAS, the respective boards of directors of Parent and Merger Sub have approved and adopted this Agreement and determined that the Merger and the other transactions contemplated by this Agreement are advisable and in the best interests of their respective corporations; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger as specified herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE  I

THE MERGER

Section 1.01        The Merger.  At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the IBCL, Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue its existence under the Laws of the State of Indiana as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned subsidiary of Parent.

Section 1.02        Closing.  The closing of the Merger (the “Closing”) shall occur as promptly as practicable after all of the conditions set forth in Article VI (other than conditions which by their terms are required to be satisfied or waived at the Closing) shall have been satisfied or waived by the Party entitled to the benefit of the same, and, subject to the foregoing, shall take place at such time and on a date to be specified by the Parties (the “Closing Date”). The Closing shall take place at the offices of Troutman Sanders, LLP, 600 Peachtree Street, N.E., Suite 5200, Atlanta, Georgia 30308, or at such other place as agreed to by the Parties hereto; provided, however, the parties agree that they will endeavor to close the transaction, to the extent reasonably practicable, by facsimile, electronic document and funds transfer, courier and similar modes of communication without the necessity of personal attendance of the parties’ respective signatories and representatives.

Section 1.03        Effective Time.  On the Closing Date, the Company shall cause the Merger to be consummated by executing, delivering and filing the articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Indiana in accordance with the relevant provisions of the IBCL and shall make such other filings or recordings required under the IBCL in connection with the Merger.  The Merger shall become effective at such time as the Articles of Merger are duly filed with the Secretary of State of the State of Indiana, or at such later date or time as may be agreed by Parent and the Company in writing and specified in the Articles of Merger in accordance with the IBCL (such time as the Merger becomes effective is referred to herein as the “Effective Time”).

Section 1.04         Effects of the Merger.  The Merger shall have the effects set forth in this Agreement and the applicable provisions of the IBCL.

Section 1.05         Articles of Incorporation and Bylaws of the Surviving Corporation.

(a)           At the Effective Time and without further action, the Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided therein and in accordance with the IBCL; and

(b)           At the Effective time and without further action, the Bylaws of the Company, as in effect as of immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein and in accordance with the IBCL.

Section 1.06         Directors and Officers of Surviving Corporation.  From and after the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the initial directors and officers, respectively, of the Surviving Corporation, each to hold office in accordance with the terms of the Governing Documents of the Surviving Corporation and the IBCL.

Section 1.07         Further Assurances.  If at any time after the Effective Time the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either Merger Sub or the Company, or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either or both of Merger Sub and the Company, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Merger Sub or the Company, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation’s right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of Merger Sub or the Company and otherwise to carry out the purposes of this Agreement.

ARTICLE  II

CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

Section 2.01         Effect on Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or the holders of any securities of the Company:

(a)           Cancellation of Certain Company Common Stock.  Each share of Company Common Stock held by the Company as treasury stock or owned by Parent or Merger Sub immediately prior to the Effective Time (including shares acquired by Parent immediately prior to the Effective Time pursuant to the Contribution Agreement) shall automatically be cancelled, and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect therefor.

(b)           Conversion of Company Common Stock.  Except as otherwise provided in this Agreement, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (each a “Share”) (other than shares cancelled pursuant to Section 2.01(a) and Dissenting Shares), being rounded, if necessary, up or down to the nearest whole share, shall be converted into the right to receive $1.43 in cash, without interest (the “Merger Consideration ”).  Each share of Company Common Stock to be converted into the right to receive the Merger Consideration as provided in this Section 2.01(b) shall automatically be cancelled and shall cease to exist and the holders of certificates (the “Certificates”) which immediately prior to the Effective Time represented such Company Common Stock shall cease to have any rights with respect to such Company Common Stock other than the right to receive the Merger Consideration, upon surrender of such Certificates in accordance with Section 2.02.

(c)           Conversion of Merger Sub Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, no par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation, so that after the Effective Time, Parent shall be the only holder of all of the issued and outstanding common stock of the Surviving Corporation.

(d)           Adjustments.  Without  limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the number of outstanding Shares shall occur as a result of a reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange or readjustment of shares, or any stock dividend or stock distribution with a record date during such period, the Merger Consideration as provided in Section 2.01(b) and any other amounts payable pursuant to this Agreement shall be equitably adjusted to reflect such change (including to provide holders of Shares the same economic effect as contemplated by this Agreement prior to such transaction); provided, however, that nothing in this Section 2.01(d) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(e)           Shares of Dissenting Shareholders.

 (i)           Notwithstanding anything in this Agreement to the contrary, any issued and outstanding Shares held by a Person who has not voted in favor of or consented to the adoption of this Agreement and is otherwise entitled to demand and properly demands appraisal and has otherwise complied with all the provisions of Section 23-1-44 of the IBCL concerning dissenters’ rights (such Person being referred to as a “Dissenting Shareholder” and such Shares being referred to as “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration as described in Section 2.01(b), but shall become converted into the right to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the procedures set forth in Section 23-1-44 of the IBCL; provided, however, if such Dissenting Shareholder withdraws its demand for appraisal or fails to perfect or otherwise loses its right of appraisal, in any case pursuant to the IBCL, its Shares shall be deemed to be converted as of the Effective Time into the right to receive the Merger Consideration for each such Share, without interest, in accordance with the provisions of this Agreement.  At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights set forth in Section 23-1-44 of the IBCL and as provided in the previous sentence.  Any payments required to be made with respect to the Dissenting Shares shall be made by the Surviving Corporation.

 (ii)           The Company shall give Parent prompt notice of any demands received by the Company for dissenters’ rights of any Shares, withdrawals of such demands and any other instruments served pursuant to Section 23-1-44 of the IBCL, and Parent shall have the right (and the Company shall provide Parent with the opportunity) to participate in all negotiations and proceedings with respect thereto.  The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands.

(f)           Options.          At the Effective Time and without further action, each outstanding qualified or nonqualified option to purchase Company Common Stock  under any employee share option or compensation plan, agreement or arrangement of the Company (the “Company Stock Options”) shall become fully exercisable and vested and shall, by virtue of the Merger and without any further action, be cancelled and only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time, a cash payment, less any applicable withholding taxes, equal to the product of (i) the number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Stock Option (the “Option Consideration”). The Company shall take all necessary and appropriate actions so that all Company Stock Options with an exercise price per share of Company Common Stock that is equal to or greater than the Merger Consideration, shall be cancelled at the Effective Time without any cash payment being made in respect thereof and without any other consideration.

Section 2.02         Exchange of Certificates.

(a)           Designation of Paying Agent; Deposit of Exchange Fund.  Prior to the Effective Time, Parent shall designate a Paying Agent (the “Paying Agent”) reasonably acceptable to the Company for the payment of the Merger Consideration and Option Consideration as provided in Section 2.01(b) and Section 2.01(f).  At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent for the benefit of holders of Company Common Stock (other than the holders of shares of Company Common Stock that are to be cancelled as described in Section 2.01(a)), cash amounts in immediately available funds constituting an amount equal to the sum of the aggregate amount of the Merger Consideration and the Option Consideration (exclusive of any amounts in respect of Dissenting Shares and Company Common Stock to be cancelled pursuant to Section 2.01(a)) (such amount as deposited with the Paying Agent, the “Exchange Fund”). In the event the Exchange Fund shall be insufficient to make the payments contemplated by Section 2.01(b) and Section 2.01(f), Parent shall promptly deposit, or cause to be deposited, additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payment.  The Paying Agent shall cause the Exchange Fund to be (i) held for the benefit of the holders of Company Common Stock (other than the holders of shares of Company Common Stock that are to be cancelled as described in Section 2.01(a)), and (ii) applied promptly to making the payments pursuant to Section 2.02(b). The Exchange Fund shall not be used for any purpose that is not expressly provided for in this Agreement.  Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Corporation.

(b)           Procedures for Certificates; Surrender of Shares.  Promptly after the Effective Time (but in any event not later than the second (2nd) Business Day after the Effective Time), the Surviving Corporation shall cause the Paying Agent to mail to each person who immediately prior to the Effective Time held shares of Company Common Stock that were converted into the right to receive the Merger Consideration pursuant to Section 2.01: (i) a letter of transmittal (which shall specify that delivery of Certificates shall be effected, and risk of loss and title to the Certificates shall pass to the Paying Agent, only upon delivery of the Certificates (or affidavits of loss in lieu thereof pursuant to Section 2.03) to the Paying Agent, and which letter shall be in such form and have such other provisions as Parent and the Company may reasonably specify); and (ii) instructions for use in effecting the surrender of the holder’s Certificates in exchange for the Merger Consideration to which the holder thereof is entitled. Upon surrender of a Certificate (or affidavit of loss in lieu thereof) for cancellation to the Paying Agent or to such other agent or agents reasonably satisfactory to the Company as may be appointed by the Surviving Corporation, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall receive in exchange therefor Merger Consideration payable in respect of the Company Common Stock, previously represented by such Certificate pursuant to the provisions of this Article II, to be mailed as promptly as possible and in any event no later than three (3) Business Days following the later to occur of (i) the Effective Time or (ii) the Paying Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), and the Certificate (or affidavit of loss in lieu thereof) so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed, or accompanied by appropriate stock powers (with signatures guaranteed in accordance with the transmittal letter) or otherwise be in proper form for transfer and the person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.02, each Certificate (other than Shares cancelled pursuant to Section 2.01(a) and any Dissenting Shares) shall be deemed at any time after the Effective Time to represent only the right to receive, upon such surrender, the Merger Consideration as contemplated by this Section 2.02. No interest shall be paid or accrue on the Merger Consideration.

(c)           Termination of Exchange Fund.  Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any such holders prior to the Merger who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation, as general creditors thereof for payment of their claim for cash, without interest, to which such holders may be entitled.  If any Certificates shall not have been surrendered prior to twelve (12) months after the Effective Time (or immediately prior to such earlier date on which any cash in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity), any such cash in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, subject to any and all claims or interest of any Person previously entitled thereto.

(d)           No Liability.  None of the Parties, the Surviving Corporation or the Paying Agent, and none of their respective employees, officers, directors, shareholders, partners, members, agents or Affiliates, shall be liable to any Person in respect of any cash held in the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e)           Investment of Exchange Fund.  The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) any gain or loss from such investment shall not affect the amounts payable to the shareholders of the Company pursuant to this Article II; (ii) no such investment shall relieve Parent or the Surviving Corporation or the Paying Agent from making the payments required by this Article II, and following any losses to the Exchange Fund Parent or the Surviving Corporation shall promptly provide additional funds to the Paying Agent for the benefit of the holders of Company Common Stock (other than the holders of shares of Company Common Stock that are to be cancelled as described in Section 2.01(a)) in the amount of such losses; and (iii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively.  Any interest or income produced by such investments will be payable to the Surviving Corporation.

(f)           Withholding.  The Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the cash consideration otherwise payable under this Agreement to any Person such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of U.S. state, local or foreign Tax Law with respect to the making of such payment, including, to the extent applicable, any payment pursuant to Section 5.14.  Except as otherwise provided in Section 5.14, to the extent that amounts are so withheld or deducted and paid over to the applicable Governmental Entity, such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which such deduction and withholding were made.

(g)           No Further Ownership Rights.  All Merger Consideration paid upon the surrender of Shares (or affidavits of loss in lieu thereof) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares.

Section 2.03        Lost Certificates.  If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article II .

Section 2.04        Transfers; No Further Ownership Rights.  At the Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Company Common Stock. From and after the Effective Time, holders of Company Common Stock shall cease to be, and shall have no rights as, shareholders of the Company other than the right to receive the Merger Consideration provided under this Article II. The Merger Consideration paid upon the surrender for exchange of Certificates representing Company Common Stock (or affidavit of loss in lieu thereof) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights and privileges pertaining to the Company Common Stock exchanged theretofore and represented by such Certificates. The Option Consideration paid with respect to Company Stock Options in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights and privileges pertaining to the cancelled Company Stock Options, and on and after the Effective Time the holder of a Company Stock Option shall have no further rights with respect to any Company Stock Option, other than the right to receive the Option Consideration as provided in Section 2.01(f).

ARTICLE  III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in Company SEC Documents, the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 3.01         Organization and Qualification; Subsidiaries; Authority.

(a)           The Company is duly organized and validly existing under the State of Indiana. Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization.  Each of the Company and its Subsidiaries has all requisite corporate, limited liability company, partnership or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and, if applicable, is in good standing as a foreign corporation (or other entity) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing as a foreign corporation (or other entity) would not, individually or in the aggregate, have a Company Material Adverse Effect.  The Governing Documents of the Company and each of its Subsidiaries are in full force and effect, and neither the Company nor any of its Subsidiaries is in violation of its Governing Documents.

Section 3.02         Capital Stock.

(a)           The authorized capital stock of the Company consists of (i)  20,000,000 shares of common stock, no par value per share, of the Company (the “Company Common Stock”).  As of the close of business on February 17, 2011, 14,838,657 shares of Company Common Stock were issued and outstanding and (ii) Company Stock Options entitling the owners thereof to purchase 300,000 shares of Company Common Stock were outstanding.  All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive or similar rights and have not been issued in violation of any federal or state security laws.  No Subsidiary of the Company owns any Company Common Stock.

(b)           Except as set forth in subsection (a) above, as of the date hereof, (i) the Company does not have any shares of its capital stock issued or outstanding and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities, stock-based performance units or other similar rights, agreements or commitments relating to the issuance of capital stock or other equity interests to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to (1) issue, transfer or sell any shares of capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests or (2) redeem or otherwise acquire any such shares of capital stock or other equity interests.

(c)           Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote).

(d)           Other than this Agreement and the Voting Agreement, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting, registration, redemption, repurchase or disposition of the capital stock or other equity interests of the Company or any of its Subsidiaries.

Section 3.03         Corporate Authority Relative to This Agreement; No Violation.

(a)         The Company has the requisite corporate power and authority to enter into this Agreement and, subject to the Merger Approval, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company and, except for the Merger Approval and the filing of the Articles of Merger with the Secretary of State of the State of Indiana, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby.  The Special Committee, at a meeting duly called and held, has by unanimous vote of all its members approved and declared this Agreement and the transactions contemplated hereby, including the Merger, advisable and determined that such transactions are in the best interests of the Company and its shareholders (other than the holders of shares of Company Common Stock that are to be cancelled as described in Section 2.01(a)). Subject to Section 5.02(c) and Section 5.03, the board of directors of the Company, based on the unanimous recommendation of the Special Committee, has unanimously, by resolutions duly adopted at a meeting duly called and held, (i) duly and validly approved and declared advisable this Agreement and the transactions contemplated hereby, (ii) determined that the terms of this Agreement are in the best interests of, the Company and its shareholders, and (iii) recommended in accordance with the IBCL that the Company’s shareholders vote in favor of adoption of this Agreement (the “Recommendation”).  This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent, Merger Sub and the Contributing Shareholders, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by the Enforceability Exemptions.

(b)         The execution, delivery and performance by the Company of this Agreement and the other documents contemplated hereby, and the consummation by the Company of the transactions contemplated hereby, will not require any consent, approval, authorization or permit of, filing with or notification to, any Governmental Entity, except for:

(i)           applicable requirements, if any, of (A) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the filing with the SEC of a proxy statement (as amended or supplemented from time to time); (B) the Securities Act of 1933, as amended (the “Securities Act”), (C) state securities or “blue sky” Laws and (D) state Takeover Laws;

(ii)          obtaining the Merger Approval;

(iii)         filing of the Articles of Merger with the Secretary of State of the State of Indiana as required by the IBCL; and

(iv)         such authorizations, consents, approvals, orders, filings or notices that, if not obtained or made, would not (A) prevent or delay the Company from performing its obligations under this Agreement in any material respect or (B) individually or in the aggregate, have a Company Material Adverse Effect.

(c)         The execution, delivery and performance by the Company of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Company will not (with or without notice or lapse of time):

(i)           contravene, conflict with or result in a violation or breach of any of the terms or requirements of any provision of the Governing Documents of the Company or any of its Subsidiaries;

(ii)          assuming receipt of the consents, approvals and authorizations specified in Section 3.03(b), contravene, conflict with or result in a violation or breach of (x) any of the terms or requirements, or give any Governmental Entity or other Person the right to exercise any remedy or obtain any relief under, any Law or Order to which the Company or any of its Subsidiaries may be subject, or (y) any of the terms or requirements of, or give any Governmental Entity the right to revoke, withdraw, suspend, cancel, terminate or modify, any material Governmental Authorization;

(iii)         assuming receipt of the consent of the Company’s primary lender result in a breach of, or violate, or be in conflict with, or constitute a default under, or permit the termination of, or require any consent or authorization under, or cause or permit acceleration of the maturity or performance of or payment under any Company Material Contract; or

(iv)         result in the imposition or creation of any material Lien upon or with respect to any of the assets of the Company or any of its Subsidiaries,

other than, in the case of Sections 3.03(c)(ii), (iii), or (iv), any such conflicts, breaches, violations, defaults, rights, losses or Liens that would not, individually or in the aggregate, have a Company Material Adverse Effect.

Section 3.04         SEC Reports and Financial Statements.

(a)           The Company and its Subsidiaries have timely filed all forms, documents, statements and reports required to be filed by them with the Securities and Exchange Commission (the “SEC”) since December 31, 2008 (the forms, documents, statements and reports filed with the SEC since December 31, 2008, including any amendments thereto, the “Company SEC Documents”).  As of their respective dates, or if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing, the Company SEC Documents, including all schedules included or documents incorporated by reference therein, complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes Oxley Act of 2002, as the case may be, and the applicable rules and regulations promulgated thereunder.  As of the time of the filing with the SEC, none of the Company SEC Documents so filed contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that the information in such Company SEC Document has been amended or superseded by a later filed Company SEC Document.  As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the Company SEC Documents.

(b)           The financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in the Company SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments expressly described therein, including the notes thereto).  The financial statements (including all related notes and schedules) of the Company and its Subsidiaries have been derived from the accounting books and records of the Company and its Subsidiaries and were prepared in all material respects in conformity with GAAP, except, in the case of the unaudited statements, as permitted by the SEC, applied on a consistent basis during the periods involved, except as may be expressly indicated therein or in the notes thereto.

Section 3.05        Absence of Certain Changes or Events.  Other than as set forth in the Company SEC Documents, from September 30, 2010 to the date hereof, except as otherwise permitted by this Agreement or in connection with the transactions contemplated hereby, (a) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice, and (b) there has not been any fact, change, effect, occurrence, event, development or state of circumstances that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.06        Proxy Statement; Other Information.  None of the information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement, the Rule 13e-3 Transaction Statement on Schedule 13E-3 (the “Schedule 13E-3”) and any other document filed with the SEC by the Company in connection with the Merger (collectively, with any amendments or supplements to any of the foregoing, the “SEC Filings”) will, (i) at the time of the mailing to the shareholders of the Company, (ii) at the time of the Company Meeting, (iii) at the time of any amendments of or supplements to the SEC Filings and (iv) as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation is made by the Company with respect to information supplied by any of the Contributing Shareholders, Parent, Merger Sub or any Affiliate (excluding the Company) of the Contributing Shareholders, Parent or Merger Sub for inclusion in such SEC Filings.  The SEC Filings made by the Company will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.  The letter to shareholders, notice of meeting, proxy statement/prospectus, forms of proxy and any other soliciting materials to be distributed to the shareholders of the Company or to be filed with the SEC in connection with the Merger and the transactions contemplated thereby or in connection with seeking the adoption of this Agreement and the consummation of the transactions contemplated hereby, as amended or supplemented from time to time, are collectively referred to herein as the “Proxy Statement.”

Section 3.07        Shareholder Approval.  Assuming the accuracy of the representations and warranties contained in Section 4.06, and notwithstanding Section 6.01(a), the only vote or other approvals of shareholders of the Company required under the IBCL and the Company’s Governing Documents in order for the Company to validly perform its obligations under this Agreement is the affirmative vote of a majority of the aggregate voting power of the issued and outstanding shares of Company Common Stock.

Section 3.08         Taxes.

(a)         Definition of Taxes. For the purposes of this Agreement, “Tax” or “Taxes” shall mean (i) any and all federal, state, local, provincial and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes as well as public imposts, fees and social security charges (including health, unemployment, workers’ compensation and pension insurance), together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity, (ii) any liability for the payment of any amounts of the type described in clause (i) of this Section 3.06(a) as a result of being a member of an affiliated, consolidated, combined or unitary group for any period (including any arrangement for group or consortium Tax relief or similar arrangement) and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) of this Section 3.06(a) as a result of any express or implied obligation to indemnify any other person or as a result of any obligation under any agreement or arrangement or otherwise obligated to make any payment determined by reference to the Tax liability of a third party.

(b)         Tax Returns and Audits.

(i)           The Company and each of its Subsidiaries have (a) timely filed or caused to be filed all material federal, state, local and foreign returns, estimates, information statements and reports (“Returns”) relating to Taxes concerning or attributable to the Company or any of its Subsidiaries, and such Returns are true, correct, and complete in all material respects and have been completed in accordance with applicable Laws and (b) timely paid or withheld (and timely paid over any withheld amounts to the appropriate Governmental Entity) all Taxes required to be paid or withheld whether or not shown as due on any Return. To the Knowledge of the Company, no material claim has ever been asserted in writing by any Governmental Entity to the Company or any of its Subsidiaries in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction which has resulted or would reasonably be expected to result in an obligation to pay material Taxes. There are no liens for material Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.

(ii)           Neither the Company nor any of its Subsidiaries has any Tax deficiency outstanding, assessed or proposed against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax other than as part of a routine examination.

(iii)          No audit or other examination of any material Return of the Company or any of its Subsidiaries is presently in progress, nor has the Company or any of its Subsidiaries been notified in writing of any request for such an audit or other examination.

(iv)          No adjustment relating to any material Return filed by the Company or any of its Subsidiaries has been proposed by any Tax authority to the Company or any of its Subsidiaries or any representative thereof that remains unpaid.

Section 3.09         Title to Property.

(a)           Properties. Except as disclosed in the Company SEC Documents, neither the Company nor any of its Subsidiaries owns any material Real Property. All Real Property leases (“Lease Documents”) are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of the Lease Documents, any existing breach, default or event of default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or its Subsidiaries or, to the Knowledge of the Company, and third Person under any of the Lease Documents, in each case subject to the Enforceability Exemptions.

(b)           Valid Title. The Company and each of its Subsidiaries have good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of their material tangible properties and assets, real, personal and mixed, reflected in the most recent balance sheet of the Company contained in the  Company SEC Documents (the “Company Balance Sheet”), free and clear of any Liens except (i) as reflected in the Company Balance Sheet, (ii) (A) statutory liens for Taxes or other payments that are not yet due and payable; (B) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (C) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by applicable Laws; (D) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens; and (E) statutory purchase money liens (clauses (A), (B), (C) and (D) collectively, the “Permitted Liens”) and (iii) such imperfections of title and encumbrances, if any, which do not materially impair the continued use of the properties or assets subject thereto or affected thereby, or otherwise materially impair business operations at such properties.

Section 3.10         Environmental Laws and Regulations.

(a)           The Company is and always has been in substantial compliance with all applicable Laws (including common law) and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) (collectively, “Environmental Laws”), which compliance includes, but is not limited to, the possession by the Company of all Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof.

(b)           The Company has not received written notice of, or, to the Knowledge of the Company, is the subject of, any action, cause of action, claim, investigation, demand or notice by any Person alleging material liability under or material non-compliance with any Environmental Law (an “Environmental Claim”).

(c)           There have been no releases or offsite shipments from any property ever owned by the Company of any hazardous, toxic or radioactive material, substance or wastes defined or regulated as such under the Environmental Law that would be reasonably likely to result in an Environmental Claim.

(d)           To the Knowledge of the Company, there are no circumstances that are reasonably likely to prevent or interfere with the compliance with all Environmental Laws by the Company in the future.

(e)           There are no Environmental Claims that are pending or, to the Knowledge of the Company, threatened, against the Company or, to the Knowledge of the Company, against any Person whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law.

Section 3.11         Intellectual Property.

(a)           To the Knowledge of the Company, the Company or its Subsidiaries own, and/or are licensed or otherwise possess rights to use the entire right, title and interest to: (i) all patents and patent applications existing, trademarks and service marks (registered or unregistered), trade dress, trade names and other names and slogans embodying business goodwill or indications of origin, all applications or registrations in any jurisdiction pertaining to the foregoing and all goodwill associated therewith; (ii) inventions, technology, computer programs and software; (iii) trade secrets, including confidential and other non-public information; (iv) writings, designs, copyrights, software programs, mask works or other works, applications or registrations in any jurisdiction for the foregoing and all moral rights related thereto; (v) databases and all database rights; (vi) internet websites, domain names and applications and registrations pertaining thereto; and (vii) other intellectual property rights (collectively, the “Company Intellectual Property”), that are used in the businesses of the Company and its Subsidiaries as currently conducted; other than, in each of (i) through (vii) we would not, individually or in the aggregate, have a Company Material Adverse Effect.

(b)           To the Knowledge of the Company, there are no infringements of any Company Intellectual Property by any third party and the conduct of the businesses of the Company and its Subsidiaries as currently conducted does not infringe in any material respect any proprietary right of a third party. There are no actions pending or, to the Knowledge of the Company, threatened that assert the invalidity, misuse, infringement or unenforceability of any of the Company Intellectual Property.

Section 3.12        Litigation.  Except as set forth in the Company SEC Documents, there is (i) no material action, suit, claim or proceeding pending or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective properties (tangible or intangible), and (ii) no investigation or other proceeding pending or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective properties (tangible or intangible) by or before any Governmental Entity. There is no material action, suit, proceeding, arbitration or, to the Knowledge of the Company, investigation involving the Company, which the Company presently intends to initiate.

Section 3.13        Compliance with Laws.  Neither the Company nor any of its Subsidiaries is in violation or default of any Laws applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is bound or any of their respective properties is bound or affected, other than such violations or defaults that individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect. There is no agreement, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has the effect of prohibiting or impairing any business practice of the Company or any of its Subsidiaries in such a way individually or in the aggregate would reasonably be expected to have a Company Material Adverse Effect.

Section 3.14        Opinion of Financial Advisor.  The Special Committee has received the opinion of Cambridge Partners & Associates, Inc., dated as of September 16, 2010, to the effect that, as of such date, and subject to various assumptions, qualifications and limitations, the Merger Consideration to be received by the holders of Company Common Stock other than Parent and Merger Sub and their respective affiliates in the Merger pursuant to this Agreement is fair, from a financial point of view, to such shareholders, a signed copy of which opinion has been or will promptly be provided to Parent solely for informational purposes after receipt thereof by the Company.

Section 3.15        Charter and Bylaw Provisions; Takeover Statutes.  The Company has taken or will take all necessary actions so that this Agreement and the transactions contemplated herby are not subject to the requirements of any “moratorium,” “control share,” “fair price,” “affiliate transactions,” “business combination” or other antitakeover laws and regulations of any state, including the provisions of the IBCL (“Takeover Laws”) applicable to the Company or any Company Subsidiary.

Section 3.16        Transactions with Affiliates.  Except as disclosed in the Company SEC Documents, since the date of the Company’s last proxy statement filed with the SEC, no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Section 3.17        Finders or Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company.

Section 3.18        Employee Benefit Plans and Compensation.  The Company does not have any employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or any “specified fringe benefit plans” (as defined in Section 6039D of the Code (collectively, the “Plans”). Neither the negotiation, execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, either alone or in combination with another event: (i) result in any payment (including, but not limited to, any retention bonuses, parachute payments or noncompetition payments) becoming due to any employee or former employee or group of employees or former employees of the Company or any of its Subsidiaries; or (ii) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code with respect to a current or former employee of the Company or any of its Subsidiaries.

Section 3.19        Insurance.  The Company has made available to Parent true, correct and accurate copies of all insurance policies and fidelity bonds material to the business of the Company that are in effect as of the date hereof and all such policies are in full force and effect. As of the date of this Agreement, there is no material claim by the Company or any of its Subsidiaries pending under any of the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and its Subsidiaries as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

Section 3.20        Contracts.  All “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (“Company Material Contract”) are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries have violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any Company Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

Section 3.21        No Other Representations or Warranties.  The Company acknowledges that each of Parent and Merger Sub makes no representations or warranties as to any matter whatsoever except as expressly set forth in Article IV.  The representations and warranties set forth in Article IV are made solely by Parent and Merger Sub, and no Representative of Parent or Merger Sub shall have any responsibility or liability related thereto.

ARTICLE  IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 4.01        Organization; Qualification.  Each of Parent and Merger Sub is a corporation duly organized, validly existing and, if applicable, is in good standing under the Laws of its respective jurisdiction of organization.  Each of Parent and Merger Sub has all corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing as a foreign corporation would not, individually or in the aggregate, have a Parent Material Adverse Effect.  The Governing Documents of Parent and Merger Sub, as previously provided to the Company, are in full force and effect, and neither Parent nor Merger Sub is in violation of its Governing Documents.

Section 4.02        Corporate Authority Relative to This Agreement; No Violation.

(a)           Each of Parent and Merger Sub has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, including the Financing.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, including the Financing, have been duly and validly authorized by the boards of directors of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the consummation of the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by the Enforceability Exemptions.

(b)           Other than in connection with or in compliance with (i) the IBCL and (ii) the applicable requirements of the Securities Act and Exchange Act and any related filings or approvals under applicable state securities Laws, no authorization, consent, approval or order of, or filing with, or notification to, any Governmental Entity is necessary in connection with the execution, delivery and performance of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement, except for such authorizations, consents, approvals, orders, filings or notices that, if not obtained or made, would not, individually or in the aggregate, have a Parent Material Adverse Effect.

(c)           The execution, delivery and performance by Parent and Merger Sub of this Agreement does not, and the consummation of the transactions contemplated hereby, including the Financing, and compliance with the provisions hereof will not (i) result in any breach or violation of, or default under (with or without notice or lapse of time, or both), require consent under, or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to the loss of any benefit under any Contract binding upon Parent or Merger Sub or result in the creation of any Lien upon any of the properties, assets or rights of Parent or Merger Sub (except for Liens created in connection with the Financing), (ii) conflict with or result in any violation of any provision of the Governing Documents of Parent or Merger Sub or (iii) conflict with or violate any applicable Laws, other than, in the case of clauses (i) and (iii), as would not, individually or in the aggregate, have a Parent Material Adverse Effect.

Section 4.03        Proxy Statement; Other Information.  None of the information supplied or to be supplied by the Contributing Shareholders, Parent, Merger Sub or any Affiliate of the Contributing Shareholders, Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement, the Schedule 13E-3, and any other document filed with the SEC by the Company in connection with the Merger will, (i) at the time of the mailing of the Proxy Statement to the shareholders of the Company, (ii) at the time of the Company Meeting, (iii) at the time of any amendments of or supplements to the SEC Filings and (iv) as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation is made by Parent or Merger Sub with respect to information supplied by or related to or the sufficiency of disclosures related to, the Company or any Affiliate of the Company (other than the Contributing Shareholders, Parent or Merger Sub).  The SEC Filings made by Parent will, with respect to matters relating to the Contributing Shareholders, Parent or Merger Sub, comply in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder.

Section 4.04         Contribution Agreement.  Except as expressly provided in the Contribution Agreement, there are no conditions precedent to the respective obligations of the Contributing Shareholders thereunder.

Section 4.05         Ownership and Operations of Merger Sub; Lack of Certain Arrangements.

(a)           As of the date of this Agreement, the authorized capital stock of Merger Sub consists of 1,000 shares of common stock, no par value per share, 1,000 of which are validly issued and outstanding.  All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent.

(b)           Neither Parent nor Merger Sub has conducted any business other than incident to its formation and in relation to this Agreement, the Merger and the other transactions contemplated hereby and the financing of such transactions.

Section 4.06        Finders or Brokers.  None of Parent, Merger Sub, the Contributing Shareholders or any of their respective Affiliates, other than the Company, has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who, if the Merger is not consummated, might be entitled to any fee or any commission from the Company.

Section 4.07        Takeover Laws.  This Agreement and the transactions contemplated by this Agreement are not subject to the requirements of any Takeover Laws applicable to Parent, Merger Sub, or any other Parent Subsidiary.

Section 4.08        Solvency of the Surviving Corporation.  Immediately after giving effect to the Merger, the Financing and the other transactions contemplated by this Agreement to occur on the Closing Date: (a) the Surviving Corporation (on a consolidated basis with the Subsidiaries of the Company) will be able to pay its debts as they become absolute and mature, (b) the then present salable value of the assets of the Surviving Corporation (on a consolidated basis with the Subsidiaries of the Company) will exceed the amount that will be required to pay the probable liability of its debts and other liabilities (including contingent liabilities) as they become absolute and mature, (c) the assets of the Surviving Corporation (on a consolidated basis with the Subsidiaries of the Company), in each case at a fair valuation, will exceed its debts (including contingent liabilities), and (d) the Surviving Corporation (on a consolidated basis with the Subsidiaries of the Company) will not have unreasonably small capital to carry on its business, either (i) as then conducted or (ii) as contemplated by Parent and/or the Contributing Shareholders to be conducted following the Closing Date.  No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud any present or future creditors of the Surviving Corporation and its Subsidiaries.

Section 4.09        No Other Representations.  Parent and Merger Sub acknowledge that the Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in Article III.  The representations and warranties set forth in Article III are made solely by the Company, and no Representative of the Company shall have any responsibility or liability related thereto.

ARTICLE  V

COVENANTS AND AGREEMENTS

Section 5.01         Conduct of Business.

(a)           From and after the date hereof and prior to the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 7.01 (the “Termination Date”), and except (i) as may be otherwise required by applicable Law, (ii) with the prior written consent of Parent, which may not be unreasonably withheld, conditioned or delayed or (iii) as expressly contemplated, required or permitted by this Agreement, the Company shall, and shall cause each of its Subsidiaries to, (A) conduct its business in the ordinary course consistent with past practices, and (B) use reasonable best efforts to maintain and preserve intact its business organization, assets and goodwill and relationships with customers, suppliers and others having business dealings with it and to maintain its current rights and franchises and retain the services of its key officers and key employees.

(b)          Without limiting the generality of the foregoing, the Company agrees with Parent that between the date hereof and the earlier of the Effective Time or the Termination Date, except as otherwise expressly contemplated, required or permitted by this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent, which may not be unreasonably withheld, conditioned or delayed:

(i)           adjust, split, combine, reclassify, redeem, repurchase or otherwise acquire any capital stock or other equity interests or otherwise amend the terms of its capital stock or other equity interests;

(ii)          merge or consolidate the Company or its Subsidiaries with any Person;

(iii)         except for purchases of shares of capital stock or other equity interests in the ordinary course of business from departing employees, make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire or encumber, any shares of its capital stock or other equity interests or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock or other equity interests;

(iv)         issue or sell any additional shares of capital stock or other equity interests, any securities convertible into, or any rights, warrants or options to acquire, any such shares of capital stock or other equity interests;

(v)         enter into or amend any Contract with any executive officer, director or other Affiliate of the Company or any of its Subsidiaries or any Person beneficially owning 5% or more of the capital stock of the Company;

(vi)         purchase, sell, lease, license, transfer, mortgage, abandon, encumber or otherwise subject to a Lien or otherwise dispose of, in whole or in part, any properties, rights or assets having a value in excess of $100,000 individually or $500,000 in the aggregate, other than in the ordinary course of business; or

(vii)        authorize, agree or commit to do any of the foregoing.

(c)          From and after the date hereof and prior to the earlier of the Effective Time or the Termination Date, and except (i) as may be otherwise required by applicable Law or (ii) as expressly contemplated or permitted by this Agreement, no Party shall take any action which is intended to or which would reasonably be expected to (A) materially adversely affect or materially delay the ability of such Party to obtain any necessary approvals of any Governmental Entity required for the transactions contemplated hereby, to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or (B) otherwise materially delay or prohibit consummation of the Merger or other transactions contemplated hereby.

Section 5.02        Solicitation.

(a)           The Company, its Subsidiaries, and their respective officers, directors, employees, financial and other advisors, accountants, counsel, agents and representatives (including advisors, agents and representatives of the Special Committee) (“Representatives”) shall not directly or indirectly (i) initiate, solicit, or knowingly encourage any inquiries or the making of any proposals or offers that constitute or may reasonably be expected to lead to any Company Acquisition Proposal or (ii) enter into or engage in any negotiations or discussions concerning a Company Acquisition Proposal (other than to state only that they are not permitted to have discussions) or otherwise cooperate with, assist, participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations, or provide access to its properties, books and records or any confidential information or data to any Person relating to a Company Acquisition Proposal.

(b)           Notwithstanding anything to the contrary in Section 5.02(a), in the event that, prior to obtaining the Merger Approval, (i) the Company receives a written unsolicited Company Acquisition Proposal that the board of directors of the Company (acting through the Special Committee) believes in good faith to be bona fide, (ii) the Special Committee determines in good faith, after consultation with its independent financial advisors and outside counsel, that such Company Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, and (iii) after consultation with its outside counsel, the Special Committee determines in good faith that the failure to take such actions described below in this Section 5.02(b) could reasonably be expected to result in a breach of its fiduciary duties, then the Company may, and may permit its Representatives to, subject to compliance with this Section 5.02, furnish or cause to be furnished confidential information or data to the Person making such Company Acquisition Proposal and participate in discussions and negotiations with such Person regarding such Company Acquisition Proposal; provided that the Company (A) will not, and will not allow any Representatives to, disclose any confidential information to such Person without entering into an Acceptable Confidentiality Agreement with such Person and (B) will promptly provide or make available to Parent any confidential information concerning the Company or its Subsidiaries provided or made available to such other Person which was not previously provided or made available to Parent.

(c)           Neither the board of directors of the Company or any committee thereof (including the Special Committee) shall directly or indirectly (i) withdraw or modify or qualify in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw or modify or qualify in a manner adverse to Parent, the Recommendation, or (ii) approve or recommend a Superior Proposal or enter into an agreement regarding a Superior Proposal (any such actions being referred to as a “Change of Recommendation”).  Notwithstanding the foregoing provisions of this Section 5.02, in the event that prior to obtaining the Merger Approval, the Special Committee concludes in good faith (after consultation with outside counsel and its financial advisors) that the failure to take such actions would be reasonably expected to result in a violation of its fiduciary duties, the board of directors of the Company may effect a Change of Recommendation; provided, however, that no Change of Recommendation may be made (A) unless the Company has complied in all material respects with its obligations under this Section 5.02, (B) until after the third (3rd) Business Day following Parent’s receipt of a written notice (“Change of Recommendation Notice”) from the Company advising Parent that the board of directors of the Company intends to take such actions and specifying the material terms and conditions of any Superior Proposal that is the basis for the Change of Recommendation, it being understood and agreed that any amendment to the financial terms or and other material terms of a Superior Proposal shall require a new Change of Recommendation Notice and a new three (3) Business Day period, and (C) unless, during the three (3) Business Day period following the Company’s delivery of the Change of Recommendation Notice and prior to effecting such Change of Recommendation, the Special Committee shall have negotiated, and caused its financial and legal advisors to negotiate, with Parent in good faith (to the extent that Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal.  In determining whether to make a Change of Recommendation, the Special Committee shall take into account any changes of the terms of this Agreement proposed by Parent in response to the Change of Recommendation Notice or otherwise.

(d)           The Company will, and will cause its Subsidiaries and its and their employees, agents and Representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any Persons other than Parent or the Contributing Shareholders with respect to any Company Acquisition Proposal.  In addition, the Parent, the Contributing Shareholders and their respective employees, agents and Representatives shall immediately cease and cause to be terminated any activities, discussions or negotiations conducted before the date of this Agreement with any Persons other than the Company with respect to any Company Acquisition Proposal, other than as are necessary or appropriate to obtain the Financing or otherwise consummate the transactions contemplated by this Agreement.  The Company will use its reasonable best efforts to enforce, and will not release any third party from its obligations under, any standstill, confidentiality or similar agreement relating to a Company Acquisition Proposal, including by requiring the other parties thereto to promptly return or destroy any confidential information previously furnished by the Company thereunder and by using its reasonable best efforts to obtain injunctions or other equitable remedies to prevent or restrain any breaches of such agreements and to enforce specifically the terms and provisions thereof in a court of competent jurisdiction.  Within one (1) Business Day following the receipt of any Company Acquisition Proposal that constitutes or could reasonably be expected to result in a Superior Proposal, the Company will advise Parent of the substance thereof, including the identity of the Person making such Company Acquisition Proposal, and will keep Parent apprised of any related developments, discussions and negotiations on a current basis and, in any event, within forty-eight (48) hours of the occurrence of such developments, discussions or negotiations.

(e)           Nothing in this Agreement shall prevent the Company or its board of directors, acting upon the recommendation of the Special Committee, from complying with Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to a Company Acquisition Proposal, provided that neither the board of directors of the Company or the Special Committee may effect a Change of Recommendation unless permitted to do so under and in compliance with this Section 5.02.

(f)           Any violation of the restrictions set forth in this Section 5.02 by any Representative of the Company or its Subsidiaries (other than the Contributing Shareholders) shall be deemed to be a breach of this Section 5.02 by the Company.

Section 5.03        Company Meeting; Preparation of Proxy Statement.

(a)           The Company shall take all action necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the “Company Meeting”) for the purpose of having this Agreement adopted by the shareholders of the Company in accordance with applicable Law as promptly as reasonably practicable after the date of mailing of the Proxy Statement to the shareholders of the Company, and notwithstanding any Change of Recommendation, unless this Agreement is terminated pursuant to and in accordance with Section 7.01, upon the written request of Parent, this Agreement shall be submitted to the shareholders of the Company at the Company Meeting for the purpose of adopting this Agreement.  Except to the extent that the board of directors of the Company shall have effected a Change of Recommendation as permitted under Section 5.02 of this Agreement, the Company shall (i) use reasonable best efforts to solicit the adoption of this Agreement by the shareholders of the Company and (ii) include the Recommendation in the Proxy Statement.  If, at any time prior to the Effective Time, any information relating to the Company, Parent or Merger Sub or any of their respective Affiliates should be discovered by the Company, Parent or Merger Sub which should be set forth in an amendment or supplement to the SEC Filings so that the SEC Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties and, to the extent required by applicable Law, Parent and the Company shall cause an appropriate amendment or supplement describing such information to be promptly filed with the SEC and disseminated by the Company to the Company’s shareholders.

(b)           In connection with the transactions contemplated hereby, Parent and the Company will (i) as promptly as reasonably practicable prepare and file with the SEC the Proxy Statement, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such SEC filings and will provide copies of such comments to the other promptly upon receipt, (iii) as promptly as reasonably practicable prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) each use its respective reasonable best efforts to have cleared and will thereafter mail to the Company’s shareholders as promptly as reasonably practicable, the Proxy Statement and all other customary proxy or other materials for meetings such as the Company Meeting to consummate the Merger and the transactions contemplated hereby, (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to the shareholders of the Company any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Company Meeting, and (vi) each otherwise use reasonable best efforts to comply with all requirements of Law applicable to the filings to be made with the SEC, the Company Meeting and the Merger.  The Company will provide Parent and Merger Sub a reasonable opportunity to review and comment upon the Proxy Statement, or any amendments or supplements thereto, prior to filing the same with the SEC.  In connection with the filing of the Proxy Statement, the Company, Parent and Merger Sub will cooperate to (i) concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC the Schedule 13E-3 relating to the Merger and the other transactions contemplated hereby and furnish to each other all information concerning such Party as may reasonably be requested in connection with the preparation of the Schedule 13E-3, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to such filings and will consult with each other prior to providing such response, (iii) as promptly as reasonably practicable after consulting with each other, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) have cleared by the SEC the Schedule 13E-3 and (v) to the extent required by applicable Law, as promptly as reasonably practicable prepare, file and distribute to the shareholders of the Company any supplement or amendment to the Schedule 13E-3 if any event shall occur which requires such action at any time prior to the Company Meeting.

Section 5.04        Employee and Section 16 Matters.

(a)           As of the Effective Time, Parent shall, with respect to current employees of the Company and its Subsidiaries (the “Company Employees”) who become employees of the Surviving Corporation at the Effective Time, continue to recognize all accrued and unused vacation days, holidays, personal, sickness and other paid time off days (including banked days) that have accrued to such employees through the Effective Time, and Parent will allow such employees to take their accrued vacation days, holidays and any personal and sickness days in accordance with such policies as it may adopt after the Effective Time. Prior to the Effective Time, the board of directors of the Company, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Company who is a covered person of the Company for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) of Company Stock Options to acquire Company Common Stock pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16.

(b)           The provisions of this Section 5.04 are solely for the benefit of the Parties (except for the Contributing Shareholders), and no current or former employee, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of the Agreement, and nothing herein shall be construed as an amendment to any company benefit plan for any purpose, or shall limit the right of the Surviving Corporation or any of its Subsidiaries to terminate the employment of any Company Employees at any time.

Section 5.05        Appropriate Action; Consents; Filings.

(a)           Subject to the terms of this Agreement, each of the Parties will use its respective reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions of the Merger set forth in Article VI to be satisfied, including (i) the obtaining of all necessary actions or non-actions, consents and approvals from Governmental Entities or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval from, or to avoid an action or proceeding by, any Governmental Entity or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement; (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions performed or consummated by such Party in accordance with the terms of this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and other transactions to be performed or consummated by such Party in accordance with the terms of this Agreement and to fully carry out the purposes of this Agreement.

(b)           Each of the Parties will furnish to the others such necessary information and reasonable assistance as the others may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Entity, including immediately informing the other Parties of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Entity, and supplying each other with copies of all material correspondence, filings or communications between any Party and any Governmental Entity with respect to this Agreement.

Section 5.06       Takeover Laws.  No Party shall take any action that would cause the Merger or the transactions contemplated by this Agreement to be subject to requirements imposed by any Takeover Law and each Party shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the Merger and the transactions contemplated by this Agreement from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect.  If any such statute or regulation becomes applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company and Parent and the members of their respective boards of directors shall grant such approvals and take such actions as are reasonably necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger and the other transactions contemplated hereby.

Section 5.07        Public Announcements. Each Party shall consult with and provide each other Party reasonable opportunity to review and comment upon any press release or other public statement or comment prior to the issuance of such press release or other public statement or comment relating to this Agreement or the transactions contemplated herein and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange.  The press release announcing the execution and delivery of this Agreement shall be a joint release of Parent and the Company.

Section 5.08        De-registration of Shares.  The Company and Parent shall cooperate and use reasonable best efforts to cause the deregistration of the Shares and other securities of the Company under the Exchange Act as promptly as practicable after the Effective Time.

Section 5.09        Indemnification and Insurance.

(a)           Without limiting any additional rights that any director, officer, trustee, employee, agent, or fiduciary may have under any employment or indemnification agreement or under the Company’s Governing Documents, this Agreement or, if applicable, similar organizational documents or agreements of any of the Company’s Subsidiaries, from and after the Effective Time, Parent and Surviving Corporation shall: (i) indemnify and hold harmless each person who is at the date hereof or during the period from the date hereof through the Effective Time serving as a director, officer, trustee, or fiduciary of the Company or its Subsidiaries (collectively, the “Indemnified Parties ”) to the fullest extent authorized or permitted by applicable Law, as now or hereafter in effect, in connection with any Claim and any judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) resulting therefrom; (ii) at Parent and the Surviving Corporation’s own expense and with their own counsel, defend or settle such Claim on behalf of the Indemnified Parties; provided, however, that (x) Parent and the Surviving Corporation shall keep the Indemnified Parties informed of all material developments and events relating to such Claim, (y) the Indemnified Parties shall have the right to participate, and (z) Parent and the Surviving Corporation shall not settle such Claim without the prior written consent of the Indemnified Parties; provided further however, that if there is a conflict between the Indemnified Parties, Parent and the Surviving Corporation, and counsel of Parent and the Surviving Corporation cannot represent the Indemnified Parties, then the Indemnified Parties shall have the right to be represented by a separate counsel of his or her choice, subject to the approval of the Parent and Surviving Corporation, which consent shall not be unreasonably withheld, and in which event Parent and the Surviving Corporation shall promptly pay counsel for the Indemnified Parties, including any request for advancement of expenses of up to $10,000 for Indemnified Parties; and (iii) promptly pay on behalf of the Indemnified Parties to the fullest extent authorized or permitted by applicable law, as now or hereafter in effect, any D&O Expenses incurred in defending, serving as a witness with respect to or otherwise participating in any Claim in advance of the final disposition of such Claim, including payment on behalf of or advancement to the Indemnified Party of any D&O Expenses incurred by such Indemnified Party in connection with enforcing any rights with respect to such indemnification and/or advancement, in each case without the requirement of any bond or other security (but subject to Parent ‘s or Surviving Corporation’s, as applicable, receipt of a written undertaking by or on behalf of such Indemnified Party, if required by applicable Law, to repay such D&O Expenses if it is ultimately determined under applicable Law that such Indemnified Party is not entitled to be indemnified). The indemnification and advancement obligations of Parent and the Surviving Corporation pursuant to this Section 5.09(a) shall extend to acts or omissions occurring at or before the Effective Time and any Claim relating thereto (including with respect to any acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby, including the consideration and approval thereof and the process undertaken in connection therewith and any Claim relating thereto), and all rights to indemnification and advancement conferred hereunder shall continue as to a person who has ceased to be a director, officer, trustee, employee, agent, or fiduciary of the Company or its Subsidiaries after the date hereof and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. As used in this Section 5.09(a): (1) the term “Claim” means any threatened, asserted, pending or completed Action, suit or proceeding, or any inquiry or investigation, whether instituted by any party hereto, any Governmental Entity or any other party, that any Indemnified Party in good faith believes might lead to the institution of any such Action, suit or proceeding, whether civil, criminal, administrative, investigative or other, including any arbitration or other alternative dispute resolution mechanism, arising out of or pertaining to matters that relate to such Indemnified Party’s duties or service as a director, officer, trustee, employee, agent, or fiduciary of the Company, any of its Subsidiaries, or any employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained by any of the foregoing or any other person at or prior to the Effective Time at the request of the Company or any of its Subsidiaries; and (2) the term “D&O Expenses” means reasonable attorneys’ fees and all other reasonable costs, expenses and obligations (including, without limitation, experts’ fees, travel expenses, court costs, retainers, transcript fees, duplicating, printing and binding costs, as well as telecommunications, postage and courier charges) paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim for which indemnification is authorized pursuant to this Section 5.09(a), including any Action relating to a claim for indemnification or advancement brought by an Indemnified Party. Neither Parent nor Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any actual or threatened claim, demand, Action, suit, proceeding, inquiry or investigation in respect of which indemnification has been or could be sought by such Indemnified Party hereunder unless such settlement, compromise or judgment includes an unconditional release of such Indemnified Party from all liability arising out of such claim, demand, Action, suit, proceeding, inquiry or investigation or such Indemnified Party otherwise consents thereto.

(b)           Without limiting the foregoing, Parent and Merger Sub agree that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers, trustees, employees, agents, or fiduciaries of the Company or any of its Subsidiaries as provided in the Company’s Governing Documents (or, as applicable, the Governing Documents of any of the Company’s Subsidiaries) and indemnification agreements of the Company or any of its Subsidiaries shall be assumed by Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(c)           From the Effective Time, the Articles of Incorporation of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification than are set forth in the Company’s Governing Documents, which provisions shall not be amended, repealed or otherwise modified in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the Effective Time, were directors, officers, trustees, employees, agents, or fiduciaries of the Company or any of its Subsidiaries, unless such modification shall be required by Law and then only to the minimum extent required by Law.

(d)           In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges with or into any other Person and shall not be the continuing or surviving corporation, limited liability company, partnership or other entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.09.

(e)           The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the Governing Documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification agreement or arrangement, the IBCL or otherwise.  The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, promptly reimburse all expenses, including reasonable attorneys’ fees and expenses, incurred by any Person to enforce the obligations of Parent and the Surviving Corporation under this Section 5.09.

(f)           Parent shall cause Surviving Corporation to perform all of the obligations of Surviving Corporation under this Section 5.09 and the parties acknowledge and agree that Parent guarantees the payment and performance of Surviving Corporation’s obligations pursuant to this Section 5.09.

(g)           This Section 5.09 is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified Parties and shall be binding on all successors and assigns of the Company, Parent and the Surviving Corporation. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 5.09.

Section 5.10        Financing.

(a)           The Company shall provide, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause their respective Representatives, including legal and accounting Representatives, to provide all cooperation reasonably requested by Parent in connection with the arrangement of the financing by Parent and Surviving Corporation, (provided that such requested cooperation does not (i) unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries, (ii) cause in and of itself any representation or warranty in this Agreement to be breached, (iii) cause any condition to the Closing to fail to be satisfied or otherwise cause any breach of this Agreement or any Material Contract or (iv) involve any binding commitment by the Company or any of its Subsidiaries which commitment is not conditioned on the Closing and does not terminate without liability to the Company and its Subsidiaries upon the termination of this Agreement).  Without limiting the generality of the foregoing, such cooperation shall include (i) providing Parent all reasonably requested information, including financial information, (it being understood that the Company shall have no obligation to provide audited financial statements other than those prepared in the ordinary course) and making available from time to time upon reasonable notice appropriate officers of the Company and the Subsidiaries for meetings, presentations, road shows, due diligence sessions and sessions with rating agencies, (ii) assisting with the preparation of pro forma financial statements, other financial forecasts, and other materials reasonably requested by Parent for rating agency presentations, offering documents, bank information memoranda and similar documents required in connection with the financing, provided that, any such memoranda or prospectuses shall contain disclosure and financial statements with respect to the Company or the Surviving Corporation reflecting the Surviving Corporation and its Subsidiaries as the obligors, (iii) executing and delivering any pledge and security documents, other definitive financing documents, or other certificates, legal opinions or documents as may be reasonably requested by Parent (including a certificate of the chief financial officer of the Company or any Subsidiary with respect to solvency matters and consents of accountants for use of their reports in any materials relating to the financing) and otherwise reasonably facilitating the pledging of collateral, (iv) using reasonable best efforts to obtain accountants’ comfort letters, legal opinions, survey and title insurance as reasonably requested by Parent, (v) taking all other actions reasonably necessary to (A) permit the prospective lenders involved in the financing to evaluate the Company’s current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements and (B) establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, (vi) using reasonable best efforts to enter into one or more credit or other agreements on terms satisfactory to Parent in connection with the financing immediately prior to the Effective Time, and (vii) taking all corporate actions, subject to the occurrence of the Closing, reasonably requested by Parent to permit the consummation of the financing and the direct borrowing or incurrence of all of the proceeds of the financing by the Surviving Corporation immediately following the Effective Time; provided that none of the Company or any of its Subsidiaries shall be required to pay any commitment or other similar fee or incur any other liability prior to the Effective Time.

(b)           Parent shall use their reasonable best efforts to obtain financing on the terms and conditions that would not adversely impact, in any material respect, the ability of Parent, Merger Sub or the Contributing Shareholders to consummate the transactions contemplated hereby, including using their reasonable best efforts: (i) to negotiate definitive documentation, (ii) to satisfy all conditions applicable to Parent that are within Parent’s or the Contributing Shareholders’ control in such definitive agreements and consummate the financing at or prior to the Closing and (iii) to comply with Parent’s obligations under any financing commitment.

Section 5.11      Access; Confidentiality.  Subject to applicable law and the terms of any confidentiality agreement, the Company shall (i) afford to Parent, and to Parent’s Representatives and financing sources, reasonable access during normal business hours to all of its and its Subsidiaries’ properties, Contracts, books and records and to those officers, employees and agents of the Company to whom Parent reasonably requests access, (ii) permit Parent to make copies and inspections thereof as Parent may reasonably request, and (iii) furnish, as promptly as practicable, to Parent all information concerning its and its Subsidiaries’ business, properties, personnel and financial information as Parent may reasonably request. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would (x) jeopardize the attorney-client privilege of the Company, the board of directors of the Company or any committee thereof or the Company’s Subsidiaries, or (y) contravene any Law or binding agreement entered into prior to the date of this Agreement, provided, that, if requested to do so by Parent, the Company shall use its commercially reasonable efforts to obtain a waiver from the counterparty.

Section 5.12       Notification of Certain Matters.  The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any notice or other communication received by such Party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated hereby, if the subject matter of such communication or the failure of such Party to obtain such consent would be material to the Company, the Surviving Corporation or Parent, (ii) any actions, suits, claims, investigations or proceedings commenced or, to such Party’s Knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries which relate to the Merger or the other transactions contemplated hereby, (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be likely to cause or result in any of the conditions to the Merger set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.12 shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y) limit the remedies available to the Party receiving such notice; and, provided, further, that the failure to give prompt notice hereunder pursuant to clause (iii) shall not constitute a failure of a condition to the Merger set forth in Article VI except to the extent that the underlying fact or circumstance not so notified would standing alone constitute such a failure.  The Company shall notify Parent, on a reasonably current basis, of any events or changes with respect to any regulatory investigation or action involving the Company or any of its Affiliates, and shall reasonably cooperate with Parent and its Affiliates in efforts to mitigate any adverse consequences to Parent or its Affiliates which may arise (including by coordinating and providing assistance in meeting with regulators).

Section 5.13       Control of Operations.  Without in any way limiting any Party’s rights or obligations under this Agreement, (i) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s operations prior to the Effective Time, and (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations, provided, however, that nothing in this Section 5.13 shall limit any control over the Company that may be exercised by the Contributing Shareholders due to their ownership of Company Common Stock or arising out of their service as officers or directors of the Company and its Subsidiaries.

Section 5.14       Certain Transfer Taxes.  Any liability arising out of any real estate transfer Tax with respect to interests in Real Property owned directly or indirectly by the Company or any of its Subsidiaries immediately prior to the Merger, if applicable and due with respect to the Merger, shall be borne by the Surviving Corporation and expressly shall not be a liability of the shareholders of the Company.

Section 5.15       Obligations of Merger Sub.  Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement and the Financing Commitment, and neither Parent nor Merger Sub shall fail to take any action that would reasonably be expected to result in the nonfulfillment of any obligation of this Agreement.

Section 5.16      Resignation of Directors.  The Company shall use its commercially reasonable efforts to obtain and deliver to Parent at the Closing of the Merger evidence reasonably satisfactory to Parent of the resignations, effective as of the Effective Time, of all directors and executive officers of the Company or any Company Subsidiary, except as otherwise agreed by Parent, and provide such directors and executive officers customary releases.

ARTICLE  VI

CONDITIONS TO THE MERGER

Section 6.01      Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligations of each Party to effect the Merger shall be subject to fulfillment (or waiver by all Parties to the extent permitted by Law) at or prior to the Effective Time of the following conditions:

(a)           The Company shall have obtained the affirmative vote at the Company Meeting of at least fifty-one percent (51%) of the votes entitled to be cast by the holders of the Company Common Stock (the “Merger Approval”);

(b)           No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law, restraining order, preliminary or permanent injunction or similar order or legal restraint or prohibition which remains in effect that enjoins or otherwise prohibits or makes illegal the consummation of the Merger; and

(c)           Other than the filing of the Articles of Merger, all material consents, approvals, filings and Governmental Authorizations required for the consummation of the Merger shall have been obtained or effected.

Section 6.02        Conditions to Obligation of the Company to Effect the Merger.  The obligation of the Company to effect the Merger is further subject to the fulfillment or waiver by the Company of the following conditions:

(a)           Representations and Warranties.  The representations, warranties, covenants and agreements of Parent and Merger Sub contained in this Agreement or otherwise made in writing by it pursuant hereto or otherwise made in connection with the Merger shall be true and correct in all material respects (disregarding, for purposes of this Section 6.02(a) only, all qualifications or limitations as to “materiality, ” “Parent Material Adverse Effect” and words of similar import set forth in such representations and warranties), (i) as of the date of this Agreement to the extent such representations and warranties speak of such date, and (ii) at and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, as of such earlier date) with the same force and effect as though made on and as of such date (including without limitation, giving effect to any later obtained knowledge, information or belief of Parent and Merger Sub or Company); provided, however, that notwithstanding anything herein to the contrary, this Section 6.02(a) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, has had or will have a Parent Material Adverse Effect;

(b)           Agreements and Covenants.  Parent, Merger Sub and the Contributing Shareholders shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the Effective Time;

(c)           Contribution Agreement.  Parent and the Contributing Shareholders shall have executed and delivered to the Company a true and complete copy of the Contribution Agreement and the Contribution Agreement shall be in full force and effect;

(d)           Parent Officer’s Certificate.  Parent shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, certifying that the conditions of Parent set forth in Sections 6.02(a), 6.02(b) and 6.02(f)  have been satisfied;

(e)           Merger Sub Officer’s Certificate.  Merger Sub shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its Chief Executive Officer, certifying that the conditions of Merger Sub set forth in Section 6.02(a) and 6.02(b) have been satisfied; and

(f)           Material Adverse Effect.  Since the date of this Agreement, there shall not have been a Parent Material Adverse Effect.

Section 6.03        Conditions to Obligation of Parent and Merger Sub to Effect the Merger.  The obligation of Parent and Merger Sub to effect the Merger is further subject to fulfillment or waiver by Parent and Merger Sub of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained in this Agreement or otherwise made in writing by it pursuant hereto or otherwise made in connection with the Merger shall be true and correct in all material respects(disregarding, for purposes of this Section 6.03(a) only, all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth in such representations and warranties), (i) as of the date of this Agreement to the extent such representations and warranties speak of such date, and (ii) at and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, as of such earlier date) with the same force and effect as though made on and as of such date (including without limitation giving effect to any later obtained knowledge, information or belief of Company, Parent or Merger Sub); provided, however, that notwithstanding anything herein to the contrary, this Section 6.03(a) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, has had or will have a Company Material Adverse Effect.

(b)           Agreements and Covenants.  The Company shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time;

(c)           Officer’s Certificate. The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by its Chief Executive Officer , certifying that the conditions set forth in Section 6.03(a) and Section 6.03(b) have been satisfied;

(d)           Material Adverse Effect. Since the date of this Agreement, there shall not have been a Company Material Adverse Effect;

(e)           Performance of Obligations of Contributing Shareholders. Parent shall have received the Voting Agreement executed and delivered by each Contributing Shareholder of the Company, each of which shall remain in full force and effect. The Contributing Shareholders shall have performed in all material respects all obligations required to be performed by them under the Voting Agreement;

(f)           Financing. Parent shall have obtained financing sufficient to fund the merger considerations (the “Financing”); and

(g)           Dissent Rights. Holders of no more than five percent (5%) of the Shares shall have delivered written notice of an intent to demand payment of their Shares in accordance with Section 23-1-44 of the IBCL.

Section 6.04      Frustration of Closing Conditions.  Neither the Company nor Parent or Merger Sub may rely, either as a basis for not consummating the Merger or terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 6.01, 6.02, or 6.03, as the case may be, to be satisfied if such failure was caused by such Party’s breach (or in the case of Parent and Merger Sub, a Contributing Shareholder’s breach) in any material respect of any provision of this Agreement or any agreement contemplated hereby or failure to use such Party’s reasonable best efforts (or in the case of Parent or Merger Sub, the failure to use reasonable best efforts by a Contributing Shareholder) to obtain the financing or to consummate the Merger and the other transactions contemplated hereby, as required by and subject to Section 5.05.

ARTICLE  VII

TERMINATION AND EXPENSES

Section 7.01      Termination.  This Agreement may be terminated and the Merger contemplated hereby abandoned at any time prior to the Effective Time, notwithstanding adoption thereof by the shareholders of the Company:

(a)           By mutual written consent of Parent, Merger Sub and the Company, provided, in the case of the Company, that such termination has been approved by the Special Committee;

(b)           by either Parent or the Company, provided that in the case of the Company, that such termination has been approved by the Special Committee, if:

(i)           (A) the Effective Time shall not have occurred on or before 5:00 p.m. (Indianapolis, Indiana time) on May 31, 2011 (the “End Date”), and (B) the Party seeking to terminate this Agreement pursuant to this Section 7.01(b)(i) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before such date and, in the case of Parent and Merger Sub, the Contributing Shareholders shall not have breached in any material respect their obligations under this Agreement or the Voting Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before such date;

(ii)           if any Governmental Entity of competent jurisdiction shall have issued or entered an injunction or similar legal restraint or order permanently enjoining or otherwise prohibiting the consummation of the Merger and such injunction, legal restraint or order shall have become final and non-appealable, provided that the Party seeking to terminate this Agreement pursuant to this Section 7.01(b)(ii) (and, in the case of Parent and Merger Sub, the Contributing Shareholders) shall have used such reasonable best efforts as may be required by Section 5.05 to prevent, oppose and remove such injunction; or

(iii)          if the Merger Approval shall not have been obtained at the Company Meeting or any adjournment or postponement thereof at which a vote on the adoption of this Agreement was taken; provided, however, the Company shall not have the right to terminate this Agreement under this Section 7.01(b)(iii) if the Company or any of its Representatives has failed to comply in any material respect with its obligations under Section 5.03.

(c)          by the Company, provided that such termination has been approved by the Special Committee, if:

(i)           Parent, Merger Sub or the Contributing Shareholders shall have breached or failed to perform any of their respective representations, warranties, covenants or other agreements contained in this Agreement or the Voting Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 6.01 or Section 6.02 and (B) cannot be cured by the End Date, provided that the Company shall have given Parent written notice, delivered at least thirty (30) days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(c)(i) and the basis for such termination, provided, further that, the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if it is then in material breach of any representations, warranties, covenants or other agreements hereunder; and

(ii)           prior to the receipt of Merger Approval, (A) the Company has received a Superior Proposal, (B) the Special Committee determines in good faith that termination of this Agreement is necessary for the members of the Special Committee to comply with its fiduciary duties, and (C) the Special Committee has complied in all respects with the provisions of Section 5.02.

(d)          by Parent, if:

(i)           the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in a failure of a condition set forth in Section 6.01 or Section 6.03 to be satisfied and (B) cannot be cured by the End Date, provided that Parent shall have given the Company written notice, delivered at least thirty (30) days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(d)(i) and the basis for such termination, provided further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if (x) it, Merger Sub or a Contributing Shareholder is then in material breach of any representations, warranties, covenants or other agreements hereunder or (y) the exercise of control over the Company by Parent, Merger Sub, the Contributing Shareholders, or any of their respective Affiliates is the primary cause of the breach by the Company giving rise to Parent’s right to terminate the Agreement pursuant to this Section 7.01(d)(i) or the Company’s inability to cure its breach by the End Date; or

(ii)           if, prior to receipt of the Merger Approval, the board of directors of the Company or any committee thereof (including the Special Committee) (A) effects, or publicly proposes to effect, a Change of Recommendation, or (B) fails to include in the Proxy Statement its Recommendation to the Company’s shareholders that they give the Merger Approval.

Section 7.02        Effect of Termination.  In the event of termination of this Agreement pursuant to Section 7.01, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Parent, Merger Sub, the Contributing Shareholders or their respective Subsidiaries or Affiliates, except with respect to any confidentiality agreement, Sections 7.02, 7.03, and 7.04 and Article VIII, which shall survive such termination; provided, however, that nothing herein shall relieve any Party from liability or obligations with respect to any breach of this Agreement prior to such termination or for any willful and material breach hereof.

Section 7.03      Fees and Expenses.  Except as otherwise specifically provided herein, each Party shall bear its own expenses in connection with this Agreement, the Merger and the other transactions contemplated hereby.  For the avoidance of doubt, expenses incurred in connection with the printing, filing and mailing of the Proxy Statement (including applicable SEC filing fees) shall be borne by the Company.  In the event that (a) this Agreement is terminated by the Company pursuant to Section 7.01(c)(i) or (b) if Parent requests that the Company submit this Agreement to the shareholders for vote after a Change of Recommendation and the Merger Approval is not obtained, then Parent shall promptly reimburse the Company for its expenses incurred in connection with this Agreement (including all expenses incurred with the printing, filing and mailing of the Proxy Statement and applicable SEC filing fees), attorneys’ fees and expenses and fees payable to financial advisors).  In the event that (x) this Agreement is terminated by Parent pursuant to Section 7.01(d)(i) or Section 7.01(d)(ii), or (y) this Agreement is terminated by Company pursuant to Section 7.01(c)(ii), then the Company shall promptly reimburse Parent, Merger Sub for their expenses incurred in connection with this Agreement (including attorneys’ fees and expenses and fees payable to financial advisors).

ARTICLE  VIII

GENERAL PROVISIONS

Section 8.01       No Survival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time other than those covenants and agreements which by their expressed terms are to be performed after the Effective Time.

Section 8.02        Counterparts; Effectiveness.  This Agreement may be executed in two or more counterparts (including by facsimile or .PDF), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy or otherwise) to the other Parties.

Section 8.03        Governing Law.  This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Indiana, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

Section 8.04        WAIVER OF JURY TRIAL.  EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN OR AMONG THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.05        Notices.  Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission with confirmation (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any Business Day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

if to Parent or Merger Sub, to:

Trucking Investment Co. Inc.
336 West US 30, Suite 201
Valparaiso, Indiana 46385
Telecopy:         (219) 476-1325
Attention:        Michael E. Kibler

with a copy to:

Troutman Sanders LLP
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Telecopy:         (404) 962-6743
Attention:        Brinkley Dickerson

if to the Contributing Shareholders, to:

Harold Antonson
Michael Kibler
336 West US 30, Suite 201
Valparaiso, Indiana 46385
Telecopy:          (219) 476-1300

with a copy to:

Troutman Sanders LLP
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Telecopy:          (404) 962-6743
Attention:         Brinkley Dickerson

if to the Company, to:
US 1 Industries, Inc.
336 West US 30, Suite 201
Valparaiso, Indiana 46385
Telecopy:         (219) 476-1325
Attention:         Michael E. Kibler

with copies to:

Troutman Sanders LLP
600 Peachtree Street, N.E.
Atlanta, Georgia 30308
Telecopy:         (404) 962-6743
Attention:         Brinkley Dickerson

and to:

Bose McKinney & Evans LLP
111 Monument Circle
Indianapolis, Indiana 46204
Telecopy:         (317) 223-0311
Attention:         Jeffrey B. Bailey

or to such other address as any Party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated and confirmed, personally delivered or mailed.  Any Party may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided, however, that such notification shall only be effective on the date specified in such notice or five (5) Business Days after the notice is given, whichever is later.  Rejection or other refusal to accept or the inability to deliver because of changed address or facsimile of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 8.06      Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties, except that each of the Parent and Merger Sub may assign, in its sole discretion, any of or all of its rights, interest and obligations under this Agreement to Parent or any of its Affiliates, but no such assignment shall relieve the assigning Party of its obligations hereunder.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.  Parent shall cause Merger Sub, and any assignee thereof, to perform its obligations under this Agreement and shall be responsible for any failure of Merger Sub or such assignee to comply with any representation, warranty, covenant or other provision of this Agreement.

Section 8.07       Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

Section 8.08       Entire Agreement.  This Agreement (including the exhibits and schedules hereto), the Voting Agreement and the Contribution Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof and thereof.

Section 8.09       Rights of Third Parties.  Except for the provisions of Section 5.09 (of which the officers and directors of the Company and others referred to therein are third-party beneficiaries), and, from and after the Effective Time, Article II, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

Section 8.10       Amendments; Waivers.  At any time prior to the Effective Time, whether before or after the Merger Approval, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, however, that after receipt of Merger Approval, if any such amendment or waiver shall by applicable Law require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company.  Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 8.11       Headings.  Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever.  The Table of Contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.12       Interpretation.  When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “or” shall be deemed to mean “and/or.”  All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  Each of the Parties has participated in the drafting and negotiation of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

Section 8.13       Knowledge of Breach.  No representation or warranty of the Company contained in this Agreement shall be deemed to be untrue if any facts or circumstances that constitute or give rise to the untruth of the representation or warranty were Known to Parent, Merger Sub and/or the Contributing Shareholders (in their capacities as directors and officers of the Company) at the time of the execution and delivery of this Agreement.

Section 8.14       No Recourse.  This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the entities that are expressly identified as Parties, and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, shareholder, agent, attorney or representative of any Party shall have any liability for any obligations or liabilities of the Parties or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

ARTICLE  IX

DEFINITIONS

For purposes of this Agreement, the following terms will have the following meanings when used herein:

(a)           “Acceptable Confidentiality Agreement” means a confidentiality agreement that contains customary limitations on the use and disclosure of non-public information concerning the Company; provided that such confidentiality agreement shall not prohibit compliance with Section 5.02.

(b)           “Affiliates” shall mean, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

(c)           “Business Day” shall mean any day other than a Saturday, Sunday or any day which the Company is closed for business or is a legal holiday under the laws of the Unites States or is a day on which banking institutions in the Unites States are authorized or obligated by Law or other governmental action to close.

(d)           “Company Acquisition Proposal” means any inquiry, proposal or offer from any Person or group of Persons other than Parent, Merger Sub or their respective Affiliates relating to any direct or indirect acquisition or purchase of a business that constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or 20% or more of any class or series of Company securities, any tender offer or exchange offer that if consummated would result in any Person or group of Persons beneficially owning 20% or more of any class or series of capital stock of the Company, or any merger, reorganization, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company whose business constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole).

(e)           “Company Material Adverse Effect” means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects, or occurrences, (i) has, or would be reasonably expected to have, a material adverse effect on or with respect to the business, results of operation or financial condition of the Company and its Subsidiaries taken as a whole, or (ii) prevents or materially delays or materially impairs the ability of the Company to consummate the Merger, provided, however, that in no event shall any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been, a Company Material Adverse Effect:  any facts, circumstances, events, changes, effects or occurrences (1) resulting from or relating to (A) the execution and delivery of this Agreement or the consummation of the transactions provided for hereby in accordance with the terms of this Agreement, (B) the announcement of this Agreement or the transactions contemplated hereby, (C) the taking of any actions contemplated or permitted by this Agreement, or resulting from or arising in connection with this Agreement, or the taking of any actions at the request of Parent, Merger Sub or the Contributing Shareholders, (D) any effect on the current or prospective employees, customers or suppliers of the Company or its Subsidiaries from the announcement or execution and delivery of this Agreement or the consummation of the transactions provided for hereby in accordance with the terms of this Agreement, or (E) any lawsuits related to (A), (B), (C) or (D) (provided that solely with respect to the representations and warranties in Sections 3.03(b) and 3.03(c), this clause (1) shall not apply); (2) resulting from a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (3) resulting from any limitation (whether or not mandatory) by any Governmental Authority on the extension of credit by banks or other lending institutions; (4) resulting from the commencement of a war or armed hostilities, terrorist attacks or other national or international calamity directly or indirectly involving the United States or, in the case of any of the foregoing in this subsection (4) existing on the date of this Agreement, an acceleration or worsening thereof.; (5) generally affecting the economy or the financial, debt, credit or securities markets, in the United States; or (6) resulting from or relating to changes in the market price or trading volume of the Company’s securities or the failure of the Company to meet internal or public projections, forecasts or estimates (provided that the underlying causes of such changes or failures in this subsection (6) may be considered in determining whether there is a Company Material Adverse Effect unless otherwise provided in this definition).

(f)           “Contracts” means any contracts, agreements, licenses (or sublicenses), notes, bonds, mortgages, indentures, commitments, leases (or subleases) or other instruments or obligations, whether written or oral.

(g)           “Enforceability Exemptions” means any exemption to the enforceability of any agreement under applicable of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at Law) and any implied covenant of good faith and fair dealing.

(h)          “GAAP” means United States generally accepted accounting principles.

(i)           “Governing Documents” means, with respect to any particular entity, (i) if a corporation, the articles or certificate of incorporation and the bylaws; (ii) if a general partnership, the partnership agreement and any statement of partnership; (iii) if a limited partnership, the limited partnership agreement and the certificate of limited partnership; (iv) if a limited liability company, the certificate of formation and operating agreement; (v) if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the Person; and (vi) any amendment or supplement to any of the foregoing.

(j)           “Governmental Authorization” means all licenses, permits (including construction permits), certificates, waivers, amendments, consents, exemptions, variances, expirations and terminations of any waiting period requirements, other actions by, and notices, filings, registrations, qualifications, declarations and designations with, and other authorizations and approvals and issued by or obtained from a Governmental Entity or pursuant to any Law, excluding authorization, approvals, or filings related to service marks, trademarks, patents or copyrights.

(k)          “Governmental Entity” means any domestic, foreign, federal, territorial, state or local government authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization, or any regulatory, administrative or other agency or any political or other subdivision, department or branch of any of the foregoing with competent jurisdiction.

(l)           “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(m)         “Knowledge” or “Known” means:

(i)       with respect to Parent, Merger Sub and/or the Contributing Shareholders, the actual knowledge after due inquiry of the following individuals: Michael E. Kibler and Harold E. Antonson; and

(ii)      with respect to the Company, the actual knowledge after due inquiry of the following individuals: Michael E. Kibler and Harold E. Antonson.

(n)          “Laws” and “Law” means any applicable federal, state, provincial, local or foreign law, statute, code, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any Governmental Entity, including common law.

(o)           “Lien” means any charge, claim, condition, equitable interest, lien, option, pledge, security interest, mortgage, deed of trust, right of way, easement, encroachment, servitude, defect in title, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

(p)           “Order” means any order, judgment, injunction, award, decree, writ or other legally enforceable requirement handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

(q)           “Parent Material Adverse Effect” means any fact, circumstance, event, change effect or occurrence that, individually or in the aggregate, prevents or materially delays or materially impairs the ability of Parent and Merger Sub to consummate the Merger on a timely basis, or would reasonably be expected to do so, provided, however, that in no event shall any of the following, alone or in combination, be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been, a Parent Material Adverse Effect:  any facts, circumstances, events, changes, effects or occurrences (1) resulting from or relating to the execution and delivery of this Agreement or the consummation of the transactions provided for hereby in accordance with the terms of this Agreement or the announcement thereof, including any lawsuit related thereto (provided that solely with respect to the representations and warranties in Sections 4.02(b) and 4.02(c), this clause (1) shall not apply); (2) resulting from any acts of terrorism within or outside the United States or war in which the United States is involved; (3) generally affecting the economy or the financial, debt, credit or securities markets, in the United States; or (4) resulting from or relating to changes in the market price or trading volume of Parent’s securities or the failure of Parent to meet internal or public projections, forecasts or estimates (provided that the underlying causes of such changes or failures may be considered in determining whether there is a Parent Material Adverse Effect unless otherwise provided in this definition).

(r)           “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such Person.

(s)           “Real Property” means all land, buildings, improvements, fixtures and other real property owned by the Company and its Subsidiaries, and all leaseholds and other interest of the Company or its Subsidiaries in real property and the buildings and improvements thereon, including, without limitation, easements, variances, air rights, and the like, and all security deposits with respect to the foregoing.

(t)           “Shares” means shares of Company Common Stock.

(u)           “Subsidiary” or “Subsidiaries” of any Person shall mean any corporation, partnership, association, trust or other form of legal entity of which (i)  more than 50% of the outstanding voting securities (or other voting interests or, if there are no voting interests, equity interests) are directly or indirectly owned by such Person, or (ii) such Person or any Subsidiary of such Person is a general partner (excluding partnerships in which such Person or any Subsidiary of such Person does not have a majority of the voting interests in such partnership).

(v)           “Superior Proposal” means a bona fide written Company Acquisition Proposal, which the board of directors of the Company, acting upon the recommendation of the Special Committee (after consultation by the Special Committee with its financial advisor and outside counsel), concludes in good faith would result in a transaction that is more favorable from a financial point of view to shareholders of the Company, other than the Contributing Shareholders, (in their capacities as shareholders) than the transactions contemplated hereby (i) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to the terms herein) and (ii) after taking into account all legal, financial, regulatory or other aspects of such proposal that the board of directors of the Company (acting through the Special Committee) deems relevant; provided that for the purposes of the definition of “Superior Proposal,” the term Company Acquisition Proposal shall only be deemed to refer to a transaction involving voting securities of the Company representing thirty-five percent (35%) or more of the voting power represented by all outstanding securities of the Company or representing fifty-percent (50)% or more of the total consolidated assets of the Company and its Subsidiaries.

[Signature page on next page]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

TRUCKING INVESTMENT CO. INC

By:	/s/Harold E. Antonson
Name: Harold E. Antonson
Title: Chief Financial Officer

US 1 MERGER CORP.

By:	/s/Harold E. Antonson
Name: Harold E. Antonson
Title: Chief Financial Officer

US 1 INDUSTRIES, INC.

By:	/s/Michael E. Kibler
Name: Michael E. Kibler
Title: President and Chief Executive Officer

CONTRIBUTING SHAREHOLDERS:

By:	/s/Harold E. Antonson
Harold E. Antonson

By:	/s/Michael E. Kibler
Michael E. Kibler

Annex B

_____________________Cambridge Partners & Associates, Inc.____________________

Fairness Opinion

of

US 1 Industries, Inc.
Valparaiso, Indiana 46385

As of
September 16, 2010

Prepared for

The Special Committee of the
Board of Directors of US 1 Industries, Inc.
Valparaiso, Indiana 46385

500 North Plum Grove Rd.	Palatine, IL 60067	(847) 776-1976	fax (847) 776-1980

_____________________Cambridge Partners & Associates, Inc.____________________

September 16, 2010

Special Committee of the
Board of Directors of US 1 Industries, Inc.
336 W US Highway 30, Suite 201
Valparaiso, IN  46385

Dear Members of the Special Committee:

We understand that US 1 Industries, Inc. (the “Company”) announced on September 16, 2010 (the “Acquisition Date”) that it had received a proposal from Trucking Investment Co. Inc. (“TIC”) to acquire the outstanding shares of the Company’s common stock, at a price of $1.17 per share.  The offer price has subsequently been revised to $1.43 per share.

You have requested that Cambridge Partners & Associates, Inc. (“Cambridge Partners”) provide an opinion (the “Opinion”) as of the Acquisition Date to the Special Committee of the Board of Directors (the “BOD”) of the Company as to whether the Consideration to be received by the Shareholders of the Company in the Transaction is fair from a financial point of view.  We are expressing no opinion or views as to the efficacy of such opinion for use by the Board of Directors.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.  Among other things, we have:

1.	Reviewed the following information:

a)	US1 – Letter from Trucking Investment Co. Inc. to Board of Directors, dated September 16, 2010;

b)	Annual Reports on Form 10-K of US 1 Industries, Inc. for the fiscal years ended December 31, 2005 through December 31, 2009;

c)	Interim financial statements of US 1 Industries, Inc. for the eight months ended August 31, 2010, with comparison to prior year.

d)	Monthly Income Statement and Balance Sheet Projections from September 30, 2010 to December 31, 2011;

e)	Names and sales of the top 20 customers for fiscal years 2007, 2008 and 2009;

f)
Information on the Company’s website, as well as, certain publicly available business and financial information relating to the Company that we deemed to be relevant with respect to the future financial performance of the Company;

500 North Plum Grove Rd.	Palatine, IL 60067	(847) 776-1976	fax (847) 776-1980

g)	Term Sheet dated September 10, 2010 with US Bank;

h)	Borrowing Base Certificate as of August 31, 2010;

i)	Accounts Receivable aging listing (“Agings for Bank 8-31-10”);

j)	10-25-10 Letter to USOO Board from a shareholder;

k)
US 1 Industries’ September 21, 2010 response letter to the SEC relating to the Company’s Form 10-K filing for the year ended December 31, 2009 and Form 10-Q for the quarterly period ended June 30, 2010;

l)	Balance sheets and Income Statements of American Inter-Fidelity Exchange (AIFE) from Fiscal 2005 to Fiscal 2009 as well as interim financial statements as of September 30, 2010 and September 30, 2009;

m)	Allocable percentage of interest of AIFE to US 1 calculated based on underwriting profit by management.

n)	Attorney-in-Fact Agreement of AIFE;

o)	Consent Agreement of AIFE issued by the Indiana Department of Insurance dated February 26, 2002;

p)	Opinion Agreement by and between Patriot Logistics, Inc., US 1 Industries, and Edwis Selph, dated October 4, 2006, with amendments.

q)	Actuarial Report for Fiscal 2009 for AIFE;

r)	Liquidation value calculation prepared by management;

s)	Comparison of US 1 Industries, Inc. to other public trucking companies prepared by management.

t)	Valuation Report of ARL Transport LLC, dated December 2008 prepared by Sikich LLP;

u)	December 31, 2009 goodwill impairment write-down analysis (“DCF 1Model”) for ARL Transport LLC by BDO Seidman;

v)	Valuation Report of Carolina National Transportation, Inc., as of December 31, 2005 prepared by Sikich LLP;

w)	Valuation Report of U.S. 1 Logistics LLC, as of May 31, 2007 prepared by Sikich LLP;
x)	Historical stock prices from Yahoo Finance.

2.
Spoke with certain members of management in the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters, including such management’s views of the operational and financial risks and uncertainties attendant with not pursuing the Transaction;  and

3.	Spoke with AIFE’s actuary concerning the actuary’s current (December 2009) actuarial report, AIFE’s financial standing, and related matters.

4.	Spoke with AIFE’s manager concerning the business and operations of AIFE.

5.	Spoke with the public accounting firm of AIFE and US 1 regarding the business and operations of each respective business.

In addition to reviewing the above information, we have, among other things:

1.
Considered the nature of the business and the history of the Company from its inception; the economic outlook in general; the outlook for the General Freight Trucking, Long-Distance, Truckload industry in particular; the Company’s earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA), revenues, book capital, and total assets for the past 5 fiscal years (2005-2009) and the latest interim period through August 31, 2010; the outlook for future EBIT, EBITDA and revenues; the net book value of the Company; the Company’s financial condition; and the Company’s dividend-paying capacity;

2.
Reviewed the current and historical market prices and trading volume for the Company’s publicly traded securities, and the historical market prices and certain financial data of the publicly-traded securities of certain other companies that we deemed to be relevant;

3.
Compared the financial and operating performance of the Company with that of other public companies that we deemed to be relevant, companies actually sold, and industry performance based on Risk Management Association (RMA);

4.
Analyzed financial statements, prices and other materials regarding guideline publicly traded companies in the trucking and freight transportation services industry; required rates of return on debt and equity capital; materials discussing the economic outlook, in general; and the specific outlook for that industry;

5.
Analyzed the financial terms and operating results and financial condition of companies, to the extent publicly available, involved in certain recent business combinations in the trucking and freight transportation services industry;

6.
Compared certain statistical and financial information of the Company with similar information for certain guideline publicly traded companies and industry composites in the trucking and freight transportation services industry;

7.	Analyzed daily stock prices and trading volumes for the Company for the period January 1, 2009 through August 31, 2010;

8.
Visited US 1 Industries, Inc’s headquarters in Valparaiso, Indiana on October 26, 2010 and conducted interviews with and relied upon the representations of its Chief Financial Officer, Harold E. Antonson, concerning the operations, financial condition, future prospects, and projected operations and performance of US 1 Industries, Inc.;

9.
Visited American Inter-Fidelity Exchange’s offices in Merrillville, Indiana on December 22, 2010 and conducted interviews with and relied upon the representations of its manager and director, Lex Venditti, concerning the operations, financial condition, future prospects, and projected operations and performance of AIFE;

10.	Conducted such other financial studies, analyses and inquiries, and considered such other matters as we deemed necessary and appropriate for our Opinion.

In rending our Opinion, we have made the following assumptions and/or accepted information from others:

1.
We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information;

2.
In addition, management of the Company has advised us, and we have assumed, that the financial projections and liquidation analyses provided to us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such managements as to the future financial results and condition of the Company, and we express no opinion with respect to such projections, analyses or the assumptions on which they are based.  We note that such projections and liquidation analyses are subject to uncertainty, particularly in light of downturn in the economy and on-going conditions in the trucking industry;

3.
We have relied upon and assumed, without independent verification, that there has been no material change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the date of the most recent financial statements provided to us and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.  We have not considered any aspect or implication of any transaction to which the Company is a party (other than as specifically described herein with respect to the Transaction);

4.
We also have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any material portion of the assets of the Company, or otherwise have an adverse effect on the Company or any expected benefits of the Transaction;

5.
The Company has informed us that only one year of financial projections exist that represent the best currently available estimates and judgments of the Company management as to the future financial results and operations of the Company.

6.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, other than an independent appraisal of the Company’s AIFE interest, nor were we provided with any such appraisal or evaluation.  We were, however, provided a copy of the liquidation analyses identified in item 2 above, and we have relied upon and assumed, without independent verification, the accuracy of the conclusions set forth therein.  If the conclusions set forth in said analyses are not accurate, the conclusions set forth in this Opinion could be materially affected.  Accordingly, we did not estimate, and express no opinion regarding, the liquidation value of any entity or asset.  We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

7.
We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction, the assets, businesses or operations of the Company, or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, or (c) advise the Committee, the Board of Directors or any other party with respect to alternatives to the Transaction.  This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring after the date hereof.

8.
The Company’s related party interest disclosed in the 10K with American Inter-Fidelity Exchange (AIFE) was based on its pro-rated fair market value of the equity interest, on a minority interest basis, determined as the median percentage of average underwriting profits US1 earned since 2002.  A schedule of underwriting profits from 2002 through 2009 was prepared by management and reviewed by both the US1’s Special Committee and AIFE management.  We have not done any investigation to determine if the premiums paid to the affiliated company or the underwriting profits earned were fair or not, which is beyond the scope of this engagement.

9.
We have not valued the real estate owned by the Company that was rented out to a third party.  The differential between the realizable value from fair market value and the capitalized net rental income provided by management was included in the value indications and consideration.

This Opinion is furnished for the use and benefit of the Committee in connection with its consideration of the Transaction and is not intended to be used for any other purpose, without our prior written consent.  This Opinion should not be construed as creating any fiduciary duty on Cambridge Partners’ part to any party.  This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board of Directors, any security holder or any other person as to how to act or vote with respect to any matter relating to the Transaction.

Cambridge Partners has not in the past provided, and is not currently providing, investment banking, financial advisory and other financial services to the Company, for which Cambridge Partners has received, and may receive, compensation.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address: (i) the underlying business decision of the Committee, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form or any other portion or aspect of, the Transaction or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except as set forth in this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or any other party or the effect of any other transaction in which the Company or any other party might engage, (v) the tax or legal consequences of the Transaction to either the Company, its security holders, or any other party, (vi) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s or any other party’s security holders vis-à-vis any other class or group of the Company’s or such other party’s security holders (including without limitation the allocation of any consideration amongst or within such classes or groups of security holders), (vii) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (viii) the solvency, creditworthiness or fair value of the Company, or any other participant in the Transaction under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (ix) the fairness, financial or otherwise, of the amount or nature of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise.  Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice.  It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.  Furthermore, we have relied, with your consent, on the assessment by the Committee, the Company and their respective advisers, as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company and the Transaction.  The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by the Shareholders of the Company in the Transaction is fair to them from a financial point of view.

The opinions of value expressed in this report are contingent upon the assumptions and limiting conditions contained herein.

A copy of this report and the field data from which it was prepared are retained in our files and are available for your inspection on request.

We appreciate the opportunity to be of service to you on this important assignment.

Respectfully submitted,

/s/ Cambridge Partners & Associates, Inc.

CAMBRIDGE PARTNERS & ASSOCIATES, INC.

ASSUMPTIONS AND LIMITING CONDITIONS

The opinions and conclusions in this report are subject to the following standard assumptions and limiting conditions.  Additional conditions relating to value definitions, sources for data, and specific assumptions are discussed, as applicable, in the body of the report.

Reliability of Factual Information

Due to the Purpose of the Assignment and Function of the Report herein set forth, the conclusion offered is only applicable to the Property Rights Analyzed and the Report should not be used for any other purpose.

Information furnished by others is believed to be reliable.  However, no warranty is given for its accuracy.

In preparing our opinion, Cambridge Partners relied on the accuracy and completeness of all historical financial data and other historical data or information provided by Special Committee of the Board of Directors of US 1 Industries, Inc. and US 1 Industries, Inc..  We accepted this information without independent verification.  We were not engaged to audit or verify such information, and therefore, we do not express any opinion regarding it. We also obtained financial and other information from sources believed reliable. However, we assume no responsibility for the accuracy or completeness of this data. We offer no assurance that the subject assets can be sold or acquired at the opined value. Our opinion should be one of many factors to be considered when making financial decisions or entering into any proposed transaction. We reserve the right to modify our findings if any of these data prove inaccurate.

Legal and Title Issues

We assume no responsibility for the legal description or matters including legal or title considerations or for any financial reporting judgments which are appropriately those of management. Management accepts the responsibility for any related financial reporting with respect to the assets, properties, or business interests encompassed by this opinion. Title to the subject assets, properties, or business interests are considered free and clear of any or all liens or encumbrances unless otherwise stated and are assumed to be good and marketable unless otherwise stated. No responsibility beyond reasonableness is assumed for matters of a legal nature, whether existing or pending.

In connection with this Opinion, we will not make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party.  We will not estimate, or express an opinion regarding, the liquidation value of the Company.  We will not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent assets or liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

We assume that all required licenses, certificates of occupancy, and consents (or other required authority) have been or can be obtained or renewed for the use on which our conclusion is based.  Similarly, we assume that the property meets the requirements of all-applicable local, state, and federal regulations, including environmental regulations.

We assume that there is full compliance with all applicable Federal, state, and local regulations and laws unless noncompliance is stated, defined, and considered in the opinion report.

Future Events/Projections

The reader is advised that this opinion is dependent upon future events with respect to industry performance, economic conditions, and the ability of the Company to meet certain operating projections.  In this opinion, operating projections were based on information provided by management, a review of historical performance, industry and economic trends and other factors.

The forecast ultimately served as the basis for any income based methodologies used in our opinion.  The operating projections incorporate various assumptions, including, but not limited to, net sales growth, profit margins, income taxes, depreciation, capital expenditures and working capital levels, all of which are critical to the opinion conclusion.  The operating projections are deemed to be reasonable and valid at the date of this opinion; however, there is no assurance or implied guarantee that the assumed facts and circumstances will actually occur.  We reserve the right to make adjustments to the opinion conclusion herein reported as may be required by any modifications in the prospective outlook for the economy, the industry, and/or the operations of the Company.

Use of the Report

Any Opinion rendered as part of this engagement should not be construed as creating any fiduciary duty on Cambridge Partners’ part to any party.  Any Opinion rendered as part of this engagement is not intended to be, and does not constitute, a recommendation to the Board of Directors of the Company, and any security holder or any other person as to how to act or vote with respect to any matter relating to the Transaction.

This opinion is made solely for the purpose, function, and use as stated in this report.  The opinion reported is applicable only to the property rights identified in the report.  The opinion was prepared specifically for the Special Committee of the Board of Directors of US 1 Industries, Inc., as identified as the addressee on the letter of transmittal.  We cannot be responsible for any reliance on this opinion by third parties.

We offer no assurance that the subject assets can be sold or acquired at the opined value.  Our results are an estimate and should be one of many factors to be considered when making financial decisions or entering into any proposed transaction.

Possession of a copy of this report does not carry with it the right of publication.  It may not be used for any purpose by anyone other than the client to whom it is addressed without the written consent of Cambridge Partners.  If permission is granted, the report may be used only in its entirety, and with proper written qualification.

It is specifically contemplated, and consent is hereby given, for this report to be referred to and referenced in filings, including amendments to such filings, with the Securities and Exchange Commission, in connection with the proposed acquisition of US 1 Industries, Inc by Trucking Acquisition Co., Inc. as described in the initial paragraph of this Opinion.

Except by prior agreement, the appraisers are not required to provide testimony or appear in court with respect to this report.

Liability

Cambridge Partners & Associates, Inc. shall have no liability to Board of Directors of US 1 Industries, Inc. or US 1 Industries, Inc. or to any person or entity for any action taken or omitted to be taken by Cambridge Partners in respect of this engagement, including for matters which are judicially determined to be caused by Cambridge Partners bad faith, gross negligence or willful misconduct.  The Board of Directors of US 1 Industries, Inc. and US 1 Industries, Inc. agree to indemnify and hold harmless Cambridge Partners including any director, officer, employee, subcontractor or agent from any and all liabilities, costs and expenses (including without limitation attorneys' fees) incurred or suffered by reason of or in any way relating to this engagement, including for matters judicially determined to be caused by Cambridge Partners own bad faith, gross negligence or willful misconduct.

Fee

The fee paid to Cambridge Partners & Associates, Inc. in connection with the rendering of this report has not been contingent upon the conclusions reached or the substance of the report presented.

General Service Conditions

All files, work papers, or documents developed by us during the course of the engagement are our property.  We will retain this data for at least five years.
We reserve the right to include your company/firm name in our client list, but we will maintain the confidentiality of all conversations, documents provided to us, and the contents of our reports, subject to legal or administrative process or proceedings.  These conditions can only be modified by written documents executed by both parties.

CERTIFICATION

The undersigned certify that to the best of our knowledge and belief:

The statements of facts contained in this report are true and correct.

The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are personal, impartial, and unbiased professional analyses, opinions, and conclusions.

Neither Cambridge Partners nor the undersigned have any present or prospective interest in the properties appraised, nor any personal interest or bias with respect to the parties involved.  Any specified interest or bias has not affected the impartiality of our opinions and conclusions.

Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

The Company’s facilities were visited on October 26, 2010 in the course of this assignment.  The Company has been accurately described based on factual information received from sources considered to be both responsible and knowledgeable.

Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value estimate, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this opinion.

The analyses, opinions, and conclusions of this opinion were developed in conformity with the Uniform Standards of Professional Appraisal Practice, and the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute; and this report has been prepared in conformity with these same standards.

We are professionally competent to perform this assignment by virtue of previous experience with similar assignments and/or appropriate research and education regarding the specific property type that is the subject of this opinion. In addition to the undersigned, James Lemperis and Candice Wang, CFA assisted in preparing the analysis and report.

CAMBRIDGE PARTNERS & ASSOCIATES, INC.

/s/ Richard Z. Ponski, ASA

Richard Z. Ponski, ASA
Director

Statement of Qualifications
Richard Z. Ponski, ASA

Professional Overview
Mr. Ponski is a Director in the financial valuation and consulting practice within Cambridge Partners & Associates, Inc. with over 23+ years experience as a professional specializing in business and intangible asset valuations.

He has performed valuations for such purposes as fairness and solvency opinions, corporate financial reporting (SFAS 141/142-Business Combinations & Goodwill Impairment, SFAS 144-Long Lived Asset Impairment, SFAS 123R-Executive Compensation, FASB 157-Fair Value Measurements), tax valuations (IRC 409A-Non Qualified Deferred Compensation, IRC 280G-Golden Parachute Payments, IRC §482 transfer pricing for multi-national companies), mergers & acquisitions, recapitalizations/bankruptcy, estate and gift tax planning (LLCs, FLPs), litigation and expert witness testimony, marital dissolution, and employee stock ownership plans (ESOPs).  Other valuation experience includes appraisals of intellectual/intangible property (in-process research and development, trade names, patents, customer lists, non-competition agreements) and complex/unique appraisals such as derivatives, exotic options, blockage studies, inventions and other assignments.

Professional Experience
•	Business appraisals since 1985, directing, managing and performing various valuation engagements
•	Director/financial valuation & consulting at Cambridge Partners & Associates since 2005
•	Previous business valuation & litigation support services at Marshall & Stevens, First Chicago, Laventhal & Horwath and other certified accounting firms encompassing 20 years
•	Prior experience specializing in general management consulting at Touche Ross (now Deloitte & Touche)
•
Prior experience as asset manager at First Chicago managing investments held in trusts and estates for high worth individuals, actively managing businesses, attending shareholder meetings, negotiating the sale of businesses and actively participating in estate planning

Professional Designations & Affiliations
American Society of Appraisers (ASA) - Accredited Senior Appraiser, Business Valuation since May 1988
Business Valuation Association (BVA) – member; Director & Vice President/Secretary (2008-09)
National Litigation Support Services Association. (NLSSA) - former member
National Trust Closely Held Business Association. (NTCHBA) - former member

Professional Memberships/Development
ASA - Principals of Valuation and Annual Business Valuation Conferences
BVA - Monthly Business Valuation luncheon presentations
NLSSA - Annual conferences on various business and litigation matters
NTCHBA - Annual Trust Closely Held Conferences
ICLE Seminars – Estate Planning

Educational Background
DEPAUL UNIVERSITY - MASTERS OF BUSINESS ADMINISTRATION IN CORPORATE FINANCE
University of Michigan - Masters in Mechanical Engineering
University of Michigan - Bachelors of Science in Mechanical Engineering

Testimony Experience
Engaged in various depositions, testimony and arbitration matters in Illinois, Minnesota and North Carolina

Other
Extensive international travel and business experience. Fluent in Polish, basic understanding in German.

Statement of Qualifications
Candice Wang, CFA

Ms. Wang is a Manager in the Valuation Services Group of Cambridge Partners & Associates, with overall responsibility for valuing business interests and intangible assets.  In this capacity, Ms. Wang has assisted in valuations for such purposes as fairness opinion, business combinations (SFAS 141R), goodwill and other intangible assets (SFAS 142), impairment of disposal of long lived assets (SFAS 144), stock based compensation (SFAS 123r) estate and gift (FETs) tax planning, Ad Valorem tax appraisals, project financing, litigation support, dissolution, mergers, acquisitions, transfer-pricing valuations complying with IRC §482 and royalty rate studies.

Prior professional experiences include serving as Senior Underwriter at Banco Popular North America, a subsidiary of Popular Inc. in their commercial lending group, where she managed credit risks of new and existing clients and performed business valuations for the financing of mergers and acquisition transactions.  She previously served as merger and acquisition associate with Levi Littell Herbst & Co., LLC and performed acquisition related industry research, due diligence and financial modeling. Ms. Wang has served numerous industries including automotive, aerospace, consumer products, food distribution, entertainment, electrical power generation, healthcare and medical, manufacturing, restaurants, retailing, software and technology, and multiple service-oriented businesses.

Education
DePaul University - Masters of Business Administration in Finance
Nanjing University – Bachelor of Art in English with minor in International Finance

Professional Designation
Chartered Financial Analyst

Professional Memberships
CFA Institute
CFA Society of Chicago

Other
Fluent in Chinese, Mandarin

Statement of Qualifications
James E. Lemperis

Mr. Lemperis is National Director of Valuation Services for Cambridge Partners & Associates, with overall responsibility for client service.  In this capacity Jim works closely with the firms clients in order to assist them in the selection of an appropriate valuation approach and a proposed end product.  His primary responsibility is to ensure that the firm’s final product is consistent with the clients’ expectations and requirements.

Mr. Lemperis is an experienced valuation professional specializing in the analysis of both tangible and intangible assets.  He has overseen valuations for such purposes as allocation of purchase cost (SFAS 141), goodwill impairment testing (SFAS 142), impairment of long lived assets (SFAS 144), IRC 409A-(non-qualified deferred compensation), project financing, mergers, acquisitions, divestitures, litigation, estate and federal tax planning.  He has also assisted in the preparation of transfer-pricing valuations complying with IRC §482.

Mr. Lemperis has overseen 700+ valuation assignments across a wide range of industries and sectors, including software and technology, automotive and transportation, health and fitness, pharmaceutical, real estate and real estate investment trusts, consumer goods, agricultural and dairy, food manufacturing and distribution, multi-family and senior housing, building materials, electrical power generation, oilfield services, entertainment, banking and finance, chemical manufacturing, steel and aluminum and others.

Previous experience includes serving numerous years at Transamerica Corporation (AEGON) in their middle market commercial finance group.  While at Transamerica he held various positions, including underwriter, senior account manager, marketing manager, field auditor and ultimately Vice President of Transamerica Business Capital.  Mr. Lemperis managed over 75 client relationships and numerous other engagements in varying industries.  He assisted in marketing performing and under-performing loan portfolios to market and had significant experience analyzing client systems, cash flow, assets and liabilities. He has had experience in financing acquisitions (Sponsor led LBO’s and MBO’s), debt restructures and Debtor-in-Possession financing, among others.

Education
BA, Northeastern Illinois University, Chicago, IL

Professional Memberships
Business Valuation Association,
Board of Directors, 2005-2008
President, 2007-2008
Commercial Finance Association, Member 1996-2002
Chicago Estate Planning Council (CEPC)
Member, Reception Committee

Professional Development
Business Valuation Association, various seminars
Commercial Finance Association, Collateral Control Workshop
Commercial Finance Association, Field Examiner School
FERS (McGladry & Pullen, LLP), Getting Behind the Numbers
Six 94 Group, Investment Limited Partnership:
Board of Directors 2001-2005, 2009 – President 2002 & 2003
Speaking engagement: Presidents’ Symposium of Chicago 2005
Capitalizing on the Value of Your Intellectual Property

Annex C
VOTING AGREEMENT

THIS VOTING AGREEMENT (the “Agreement”), dated as of February 18, 2011, is entered into by and between Trucking Investment Co. Inc., an Indiana corporation (“TIC”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler,” and, together with Antonson, the “Shareholders” and, each individually a “Shareholder”).  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Merger Agreement, as defined below.

WITNESSETH:

WHEREAS, TIC, US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of TIC (“Merger Sub”), US 1 Industries, Inc., an Indiana corporation (the “Company”), Antonson and Kibler, propose to enter into that certain Agreement and Plan of Merger, a draft of which has been submitted to the Shareholders for review (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of TIC (the “Merger”); and

WHEREAS, the Merger Agreement contemplates that prior to the execution of the Merger Agreement certain shareholders of the Company will enter into an agreement with TIC with respect to the voting of the shares of the Company stock owned by such shareholders; and

WHEREAS, each Shareholder owns the shares of common stock, no par value per share, of the Company set forth beside such Shareholder’s name as reflected on Exhibit A attached hereto (the “Shares”).

NOW, THEREFORE, in consideration of the premises, mutual agreements and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.     Agreement to Vote.

(a)           Each Shareholder hereby agrees to attend, either in person or by proxy, any and all meetings of the shareholders of the Company (including any adjournments or postponements thereof) at which the Merger Agreement or any matters related thereto will be voted upon, and to vote (or cause to be voted) all Shares and any other voting securities of the Company that such Shareholders directly or indirectly owns or has the right to vote or direct the voting of (including any such securities acquired hereafter but excluding any Shares or other securities such Shareholder has the right to acquire but has not acquired at the time of such vote) (collectively, the “Covered Shares”) for approval and adoption of the Merger Agreement, any and all transactions contemplated by the Merger Agreement, and any related action required in furtherance thereof.  Alternatively, each Shareholder hereby agrees that, from the date hereof until the Termination Date (as defined below), such Shareholder shall, from time to time, whenever requested to do so by TIC or the Company, timely execute and deliver (or cause to be timely executed and delivered) a written consent complying with the requirements of the applicable provisions of the Indiana Business Corporation Law, and otherwise in form and substance reasonably satisfactory to the requesting party, with respect to any Covered Shares in favor of the approval and adoption of the Merger Agreement, any and all transactions contemplated by the Merger Agreement, and any related action required in furtherance thereof.  For purposes of this Agreement, “ Termination Date ” shall mean the first to occur of (i) the termination of the Merger Agreement in accordance with its terms and (ii) the Closing Date.  The Shareholders shall not revoke or withdraw a proxy or written consent given pursuant to this Section 1(a) unless the Termination Date has passed and the Merger has not been consummated.

(b)           To the extent inconsistent with the foregoing provisions of this Section 1 or the other provisions of this Agreement, each Shareholder hereby revokes any and all previous proxies with respect to such Shareholder’s Covered Shares.

(c)           In furtherance of the purposes and subject to the terms of this Agreement, each Shareholder hereby appoints TIC as its proxy to vote all of such Shareholder’s Covered Shares at any meeting of the shareholders of the Company (including any adjournments and postponements thereof) and to execute and deliver any written consents in order to fulfill the obligations of such Shareholder under this Agreement.  This proxy is coupled with an interest and is irrevocable until the Termination Date.  This proxy will terminate on the Termination Date.

(d)           Nothing contained in this Agreement shall restrict, limit or prohibit any individuals who may represent a Shareholder on the Company’s Board of Directors from exercising (in his or her capacity as a director or officer) his or her fiduciary duties to the shareholders of the Company under applicable law, provided that nothing in this Section 1(d) shall relieve or be deemed to relieve any Shareholder from their obligations under this Agreement.

Section 2.     Disposition of Shares.  From and after the execution hereof until the Termination Date, each Shareholder hereby agrees that such Shareholder will not directly or indirectly sell, pledge, encumber, grant any proxy or enter into any voting or similar agreement with respect to, transfer or otherwise dispose of or relinquish its right to vote (collectively, “Transfer”), or agree, enter into an understanding, or contract to Transfer, any Covered Shares (or any interest therein) with respect to which such Shareholder directly or indirectly controls the right to Transfer.

Section 3.     Miscellaneous.

(a)           All parties hereto hereby acknowledge and agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, the parties hereto will be entitled to an injunction or injunctions or other equitable relief to prevent breaches of this Agreement and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they may be entitled under this Agreement, at law, in equity or otherwise.

(b)           No failure or delay on the part of either party in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(c)           This Agreement (including Exhibit A hereto, which is hereby incorporated by reference) constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.  This Agreement may be amended only by an agreement in writing executed by both of the parties hereto.

(d)           If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect.  It is declared to be the intention of the parties hereto that they would have executed the remaining provisions without including any that may be declared unenforceable.

(e)           Section headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.  Any references to specific Sections shall be references to Sections of this Agreement unless expressly stated otherwise.

(f)           This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same Agreement, and any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original.

(g)          All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (iv) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed to the address of such party as set forth beneath such party’s signature hereto, or at such other address as a party may designate by 10 days’ advance written notice to the other party hereto pursuant to the provisions of this Section 3(g).

(h)          This Agreement shall bind the successors and assigns of both parties hereto, and shall inure to the benefit of any successor or assign of any of either party hereto.  This Agreement may not be assigned by either party hereto without the prior written consent of the other party.

(i)           The validity and effect of this Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Indiana.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first referred to above.

“TIC”

TRUCKING INVESTMENT CO. INC.

By:	/s/ H. Antonson
Its: President

“Shareholder”

HAROLD E. ANTONSON

/s/ H. Antonson
Harold E. Antonson

“Shareholder”

MICHAEL E. KIBLER

/s/ M. E. Kibler
Michael E. Kibler

Exhibit A

Shareholder Shares

Harold E. Antonson – 5,255,932

Michael E. Kibler – 5,041,263

*             Includes shares held by August Investment Partnership, August Investment Corporation, Eastern Refrigerated Transport, LLC., Enterprise Truck  Lines, LLC., Seagate Transportation Services, Inc., and American  Inter-Fidelity Exchange, of which Messrs. Kibler and Antonson are either directors, partners, or significant shareholders or otherwise share the voting and dispositive authority with respect to these shares.

Annex D
CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of February 18, 2011, by and among Trucking Investment Co. Inc., an Indiana corporation (“TIC”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler,” and together with Antonson, the “Contributing Shareholders”).

WHEREAS, the parties hereto have entered into that certain Agreement and Plan of Merger, dated as of February 18, 2011 (the “Merger Agreement”), by and among TIC, US 1 Industries, Inc., an Indiana corporation (the “Company”), US 1 Merger Corp., an Indiana corporation and wholly-owned subsidiary of TIC, and the Contributing Shareholders;

WHEREAS, Antonson owns 5,255,932 of the issued and outstanding shares of the common stock, no par value per share, of the Company (the “Antonson Shares”);

WHEREAS, Kibler owns 5,041,263 of the issued and outstanding shares of the common stock, no par value per share, of the Company (the “Kibler Shares”);

WHEREAS, in accordance with the terms of the Merger Agreement, Antonson desires to convey, assign and deliver to TIC, as a contribution to the capital of TIC, and TIC desires to accept and receive from Antonson, all of Antonson’s right, title and interest in and to the Antonson Shares; and

WHEREAS, in accordance with the terms of the Merger Agreement, Kibler desires to convey, assign and deliver to TIC, as a contribution to the capital of TIC, and TIC desires to accept and receive from Kibler, all of Kibler’s right, title and interest in and to the Kibler Shares.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

1.            Contribution and Acceptance.  In accordance with the terms and subject to the conditions set forth in this Agreement:

(a) Antonson hereby conveys, assigns and delivers to TIC, its successors and assigns, as a contribution to the capital of TIC, and TIC hereby accepts and receives from Antonson, all of Antonson’s  right, title and interest in and to the Antonson Shares; and

(b)  Kibler hereby conveys, assigns and delivers to TIC, its successors and assigns, as a contribution to the capital of TIC, and TIC hereby accepts and receives from Kibler, all of Kibler’s right, title and interest in and to the Kibler Shares.

The parties hereto hereby acknowledge and agree that no issuance of stock or other consideration is necessary or has been given to reflect the additional value being contributed to Merger Sub hereunder.

2.             Effective Time. The effective time of this Agreement (the “Effective Time”) shall be immediately prior to the effective time of the Merger Agreement.

3.            Further Assurances.  In order to more fully effectuate the transactions contemplated by this Agreement, each of the parties hereto hereby agrees to, from time to time and at all times hereafter and upon every reasonable request to do so by any other party hereto, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further acts, assurances, deeds, contracts, agreements, instruments and things as may be legally required or reasonably necessary in order to further implement and carry out the intent and purposes of this Agreement (including, without limitation, the delivery to TIC of certificates evidencing the Antonson Shares and the Kibler Shares duly endorsed or accompanied by duly executed stock powers).

4.            Representations.

(a)           Antonson hereby represents and warrants to TIC that (i) his execution, delivery and performance of this Agreement shall not violate or result in any default under any instrument, agreement, judgment, decree, order, law, statute, rule or governmental regulation to which he is a party or is subject; (ii) his execution, delivery and performance of this Agreement has been duly authorized by all necessary action on his part; and (iii) as of immediately prior to the Effective Time, he is the valid owner of the Antonson Shares and has the lawful right to contribute the same as set forth herein.

(b)           Kibler hereby represents and warrants to TIC that (i) his execution, delivery and performance of this Agreement shall not violate or result in any default under any instrument, agreement, judgment, decree, order, law, statute, rule or governmental regulation to which he is a party or is subject; (ii) his execution, delivery and performance of this Agreement has been duly authorized by all necessary action on his part; and (iii) as of immediately prior to the Effective Time, he is the valid owner of the Kibler Shares and has the lawful right to contribute the same as set forth herein.

(c)           TIC hereby represents and warrants to each of Antonson and Kibler that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana; (ii) its execution, delivery and performance of this Agreement shall not violate or result in any default under any instrument, agreement, judgment, decree, order, law, statute, rule or governmental regulation to which it is a party or is subject; and (iii) its execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on its part.

 5.           Multiple Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

6.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to principles of conflicts of law thereof.

7.           Miscellaneous.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.  This Agreement is not intended to, and shall not, create any rights in or confer any benefits upon any party other than the parties hereto.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has caused its duly authorized representative to execute this Agreement as of the Effective Time.

HAROLD E. ANTONSON

/s/ H. Antonson
Harold E. Antonson

MICHAEL E. KIBLER

/s/ M. E. Kibler
Michael E. Kibler

TRUCKING INVESTMENT CO. INC.

By:	/s/ H. Antonson
Name: Harold Antonson
Its: President

ANNEX E

SECTION 23-1-44 OF THE INDIANA BUSINESS CORPORATION LAW

IC 23-1-44
Chapter 44. Dissenters' Rights

IC 23-1-44-1
"Corporation" defined
Sec. 1. As used in this chapter, "corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-2
"Dissenter" defined
Sec. 2. As used in this chapter, "dissenter" means a shareholder who is entitled to dissent from corporate action under section 8 of this chapter and who exercises that right when and in the manner required by sections 10 through 18 of this chapter.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-3
"Fair value" defined
Sec. 3. As used in this chapter, "fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-4
"Interest" defined
Sec. 4. As used in this chapter, "interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-4.5
"Preferred shares" defined
Sec. 4.5. As used in this chapter, "preferred shares" means a class or series of shares in which the holders of the shares have preference over any other class or series with respect to distributions.
As added by P.L.133-2009, SEC.38.

IC 23-1-44-5
"Record shareholder" defined
Sec. 5. As used in this chapter, "record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent that treatment as a record shareholder is provided under a recognition procedure or a disclosure procedure established under IC 23-1-30-4.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-6
"Beneficial shareholder" defined
Sec. 6. As used in this chapter, "beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-7
"Shareholder" defined
Sec. 7. As used in this chapter, "shareholder" means the record shareholder or the beneficial shareholder.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-8
Right to dissent and obtain payment for shares
Sec. 8. (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:
(1) Consummation of a plan of merger to which the corporation is a party if:
(A) shareholder approval is required for the merger by IC 23-1-40-3 or the articles of incorporation; and
(B) the shareholder is entitled to vote on the merger.
(2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.
(3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale.
(4) The approval of a control share acquisition under IC 23-1-42.
(5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
(b) This section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were a covered security under Section 18(b)(1)(A) or 18(b)(1)(B) of the Securities Act of 1933, as amended.
(c) The articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate the right to dissent and obtain payment for any class or series of preferred shares. However, any limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates the right to dissent and obtain payment for any shares:
(1) that are outstanding immediately before the effective date of the amendment; or
(2) that the corporation is or may be required to issue or sell after the effective date of the amendment under any exchange or other right existing immediately before the effective date of the amendment; does not apply to any corporate action that becomes effective within one (1) year of the effective date of the amendment if the action would otherwise afford the right to dissent and obtain payment.
(d) A shareholder:
(1) who is entitled to dissent and obtain payment for the shareholder's shares under this chapter; or
(2) who would be so entitled to dissent and obtain payment but for the provisions of subsection (b); may not challenge the corporate action creating (or that, but for the provisions of subsection (b), would have created) the shareholder's entitlement.
(e) Subsection (d) does not apply to a corporate action that was approved by less than unanimous consent of the voting shareholders under IC 23-1-29-4.5(b) if both of the following apply:

(1) The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten (10) days before the corporate action was effected.
(2) The proceeding challenging the corporate action is commenced not later than ten (10) days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.
As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987,
SEC.19; P.L.133-2009, SEC.39.

IC 23-1-44-9
Dissenters' rights of beneficial shareholder
Sec. 9. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.
(b) A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if:
(1) the beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
(2) the beneficial shareholder does so with respect to all the beneficial shareholder's shares or those shares over which the beneficial shareholder has power to direct the vote.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-10
Proposed action creating dissenters' rights; notice
Sec. 10. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter.
(b) If corporate action creating dissenters' rights under section 8 of this chapter is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 12 of this chapter.
As added by P.L.149-1986, SEC.28. Amended by P.L.107-198, SEC.20.

IC 23-1-44-11
Proposed action creating dissenters' rights; assertion of dissenters' rights
Sec. 11. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters'
rights:
(1) must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated;
and
(2) must not vote the shareholder's shares in favor of the proposed action.
(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-12
Dissenters' notice; contents
Sec. 12. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 11 of this chapter.

(b) The dissenters' notice must be sent no later than ten (10) days after approval by the shareholders, or if corporate action is taken without approval by the shareholders, then ten (10) days after the corporate action was taken. The dissenters' notice must:
(1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
(2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and
(5) be accompanied by a copy of this chapter.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-13
Demand for payment and deposit of shares by shareholder
Sec. 13. (a) A shareholder sent a dissenters' notice described in IC 23-1-42-11 or in section 12 of this chapter must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice under section 12(b)(3) of this chapter, and deposit the shareholder's certificates in accordance with the terms of the notice.
(b) The shareholder who demands payment and deposits the shareholder's shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
(c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter and is considered, for purposes of this article, to have voted the shareholder's shares in favor of the proposed corporate action.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-14
Uncertificated shares; restriction on transfer; dissenters' rights
Sec. 14. (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 16 of this chapter.
(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-15
Payment to dissenter
Sec. 15. (a) Except as provided in section 17 of this chapter, as soon as the proposed corporate action is taken, or, if the transaction did not need shareholder approval and has been completed, upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 13 of this chapter the amount the corporation estimates to be the fair value of the dissenter's shares.
(b) The payment must be accompanied by:

(1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
(2) a statement of the corporation's estimate of the fair value of the shares; and
(3) a statement of the dissenter's right to demand payment under section 18 of this chapter.
As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987, SEC.21.

IC 23-1-44-16
Failure to take action; return of certificates; new action by corporation
Sec. 16. (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 12 of this chapter and repeat the payment demand procedure.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-17
Withholding payment by corporation; corporation's estimate of fair value; after-acquired shares
Sec. 17. (a) A corporation may elect to withhold payment required by section 15 of this chapter from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
(b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares and a statement of the dissenter's right to demand payment under section 18 of this chapter.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-18
Dissenters' estimate of fair value; demand for payment; waiver
Sec. 18. (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment under section 15 of this chapter), or reject the corporation's offer under section 17 of this chapter and demand payment of the fair value of the dissenter's shares, if:
(1) the dissenter believes that the amount paid under section 15 of this chapter or offered under section 17 of this chapter is less than the fair value of the dissenter's shares;
(2) the corporation fails to make payment under section 15 of this chapter within sixty (60) days after the date set for demanding payment; or
(3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.
(b) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for the dissenter's shares.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-19
Court proceeding to determine fair value; judicial appraisal
Sec. 19. (a) If a demand for payment under IC 23-1-42-11 or under section 18 of this chapter remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
(b) The corporation shall commence the proceeding in the circuit or superior court of the county where a corporation's principal office (or, if none in Indiana, its registered office) is located. If the corporation is a foreign corporation without a registered office in Indiana, it shall commence the proceeding in the county in Indiana where the registered office of the domestic corporation merged with or whose shares were  acquired by the foreign corporation was located.
(c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
(e) Each dissenter made a party to the proceeding is entitled to judgment:
(1) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or
(2) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 17 of this chapter.
As added by P.L.149-1986, SEC.28.

IC 23-1-44-20
Costs; fees; attorney's fees
Sec. 20. (a) The court in an appraisal proceeding commenced under section 19 of this chapter shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against such parties and in such amounts as the court finds equitable.
(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 10 through 18 of this chapter; or
(2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
As added by P.L.149-1986, SEC.28.

ANNEX F
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2010.

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File No.  1-8129.

US 1 INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana (State of Incorporation)	95-3585609 I.R.S. Employer Identification No.

336 W. US Hwy 30, Valparaiso, Indiana (Address of principal executive offices)	46385 (Zip Code)

Registrant’s telephone number, including area code: (219) 476-1300

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, no par value	Name of each exchange on which registered None

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to section 13 or 15(d) of the Securities Act. Yes ☐ No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or such shorter period that the registrant was required to submit and post such files.  Yes ☐ No ☑

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definitions of large accelerated filer, an accelerated filer, and smaller reporting company in Rule 12b-2 of the Exchange Act. (check one):  Large accelerated filer ☐       Accelerated filer ☐ Non-accelerated filer ☐
Smaller reporting company ☑	(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐ No ☑

The aggregate market value of the voting stock held by non-affiliates of the registrant was $12,569,392 (based on the per share closing price on June 30, 2010, the last business day of the Company’s second fiscal quarter.)  For purposes of the forgoing statement, directors, officers and 10% shareholders of the registrant have been assumed to be affiliates.

On March 15, 2011, there were 14,243,409 shares of registrant's common stock outstanding.

2

PART I

Item 1.  Business

US 1 Industries, Inc., is a holding company that owns subsidiary operating companies, most of which are interstate trucking companies operating in 48 states.  For descriptive purposes herein, US 1 Industries, Inc. may hereinafter be referred to, together with its subsidiaries, as "US 1" or the "Company" and we refer to the subsidiaries that operate the trucking business as the “Operating Subsidiaries.”  The Company's business consists principally of truckload operations, for which the Company, through its subsidiaries, obtains a significant percentage of its business through independent agents, who then arrange with independent truckers to haul the freight to the desired destinations.

US 1 was incorporated in California under the name Transcon Incorporated on March 3, 1981.  In March 1994, the Company changed its name to US 1 Industries, Inc.  In February 1995, the Company was merged with an Indiana corporation for purposes of re-incorporation under the laws of the state of Indiana.  The Company's subsidiaries consist of Antler Transport, LLC, AFT Transport, LLC, ARL, LLC (60% owned subsidiary), Blue and Grey Brokerage, Inc., Blue and Grey Transport, Inc., Bruin Express Intermodal, LLC, Cam Transport, Inc., Carolina National Logistics, Inc., Carolina National Transportation, LLC (60% owned subsidiary), Fast freight Systems, Inc., Five Star Transport, LLC, Freedom 1 LLC (formerly known as Freedom Logistics, LLC), Freightmaster USA, LLC, Friendly Transport, LLC, Gulf Line Brokerage, Inc., Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Inc., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, LLC., Risk Insurance Services, LLC, TC Services, Inc., Thunderbird Logistics, LLC, Transport Leasing, Inc., Transport Leasing Systems, LLC, Unity Logistics Services Inc., US1 Corp., and US1 Logistics, LLC (60% owned subsidiary). Most of these subsidiaries operate under authority granted by the United States Department of Transportation (the "DOT") and various state agencies.  The Company’s operating subsidiaries generally maintain separate offices, have their own management teams, officers and directors, and are run independently of the parent and each other.

Operations

The Operating Subsidiaries carry virtually all forms of freight transported by truck, including specialized trucking services such as containerized, refrigerated, and flatbed transportation.

The Operating Subsidiaries conduct primarily a non-asset based business, contracting with independent truckers who generally own the trucks they drive and independent agents who own the terminals from which they operate.  The Operating Subsidiaries pay the independent truckers and agents a percentage of the revenue received from customers for the transportation of goods.  The expenses related to the operation of the trucks are the responsibility of the independent contractors, and the expenses related to the operation of the terminals are the responsibility of the agents.  Certain Operating Subsidiaries also subcontract (“broker”) freight loads to other unaffiliated transportation companies.  Consequently, short-term fluctuations in operating activity have less of an impact on the Company's net income than they have on the net income of truck transportation companies that bear substantially all of the fixed cost associated with the ownership of the trucks.  Like other truck transportation companies, however, US 1’s revenues are affected by competition and the state of the economy.

Marketing and Customers

The Operating Subsidiaries conduct the majority of this business through a network of independent agents who are in regular contact with shippers at the local level.  The agents have facilities and personnel to monitor and coordinate shipments and respond to shippers’ needs in a timely manner.

These agents are typically paid a commission of 6% to 13% of the Company's revenues from the agents’ trucking operations.

During 2010, Operating Subsidiaries utilized the services of approximately 170 agents. No agent has accounted for more than 10% of revenue during 2010, 2009 or 2008.  The Company, through its subsidiaries, shipped freight for approximately 1,000 customers in 2010, none of which accounted for more than 10% of the Company's revenues.

3

Independent Contractors

The independent contractors (persons who own the trucks) used by the Company, through its subsidiaries, enter into standard equipment operating agreements.  The agreements provide that independent contractors must bear most of the costs of operations, including drivers' compensation, maintenance costs, fuel costs, collision insurance, taxes related to the ownership and operation of the vehicle, licenses, and permits.  These independent contractors are paid either a flat rate or a percentage between 62% to 78% of the charges billed to the customer.  The Company, through its subsidiaries, requires independent contractors to maintain their equipment to standards established by the DOT, and the drivers are subject to qualification and training procedures established by the DOT.  The Operating Subsidiaries are required to conduct random drug testing, enforce hours of service requirements, and monitor maintenance of vehicles.

Employees

At December 31, 2010, the Operating Subsidiaries had approximately 90 full-time employees. The Company's employees are not covered by a collective bargaining agreement.

Competition

The trucking industry is highly competitive.  The Operating Subsidiaries compete for customers primarily with other nationwide carriers, some of which have company-owned equipment and company drivers, and many of which have greater volume and financial resources.  The Operating Subsidiaries also compete with private carriage conducted by existing and potential customers.  In addition, the Operating Subsidiaries compete with other modes of transportation including rail.

The Company also faces competition for the services of independent trucking contractors and agents.  Agents routinely do business with a number of carriers on an ongoing basis.  The Company has attempted to develop a strong sales agent network by maintaining a policy of prompt payment for services rendered and providing advanced computer systems.

Competition is based on several factors such as cost, timely availability of equipment, and quality of service.

Insurance

The Operating Companies purchase auto liability insurance coverage of up to $1.0 million per occurrence with a $5,000 to $50,000 deductible for the operation of the trucks.  They also buy cargo insurance coverage of up to $250,000 per occurrence with up to a $50,000 deductible.  The companies also purchase commercial general liability insurance with a $2.0 million combined single limit and no deductible.  The current insurance market is volatile with significant rate changes that could adversely affect the cost and availability of coverage.  In addition, the insurance coverage that the companies purchase may, given the recent trend toward exorbitant jury verdicts, not be sufficient to cover losses experienced by the companies.

One of the insurance providers to the Operating Subsidiaries, American Inter-Fidelity Exchange (AIFE), is managed by Lex Venditti, a director of the Company.  AIFE provides liability and cargo insurance to several subsidiaries of the Company as well as other entities, some of which are related to the Company by common ownership. For the years ended December 31, 2010, 2009 and 2008, cash paid to AIFE for insurance premiums and deductibles on behalf of the Company’s independent own operators, excluding bobtail and physical damage insurance,  was approximately $2.8 million, $2.9 million, and $3.6 million, respectively.

4

None of the Operating Subsidiaries exercise control over the operations of AIFE. As a result, the Company recorded its investment in AIFE under the cost method of accounting for each of the three years ended December 31, 2010, 2009, and 2008. Under the cost method, the investment in AIFE is reflected at its original amount and income is recognized only to the extent of dividends paid by AIFE. There were no dividends declared by AIFE for the years ended December 31, 2010, 2009 and 2008.  For the years ended December 31, 2010, 2009 and 2008, a subsidiary insurance agency of the Company, recorded commission income of $0.4 million, $0.7 million and $0.7 million, respectively,  related to premiums with AIFE.  This commission income is reflected as a reduction of insurance expense in the consolidated financial statements of the Company for the years ended December 31, 2010, 2009 and 2008, respectively.

If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder’s premium as a percentage of the total premiums of AIFE for the related period. There was no such loss assessment for any of the three years ended December 31, 2010, 2009, and 2008.

In addition, the Chief Executive Officer and a director of the Company, the Chief Financial Officer and a director of the Company, as well as another director of the Company, are the sole shareholders of American Inter-Fidelity Corporation (“AIFC”), which serves as the attorney in fact of AIFE. AIFC is entitled to receive a management fee from AIFE.  AIFE incurred management fees of approximately $0.5 million for the year ended December 31, 2010 and $0.5 million for each of the years ended December 31, 2009, and 2008, respectively.  These management fees are available to be paid as dividends to these officers and directors of the Company.

Independent Contractor Status

From time to time, various legislative or regulatory proposals are introduced at the federal or state levels to change the status of independent contractors’ classification to employees for either employment tax purposes (withholding, social security, Medicare and unemployment taxes) or other benefit purposes.

Currently, most individuals are classified as employees or independent contractors for employment tax purposes based on 20 “common-law” factors rather than any definition in the Internal Revenue Code or the regulations promulgated there under.  In addition, under Section 530 of the Revenue Act of 1978, taxpayers that meet certain criteria may treat similarly situated workers as employees, if they have received a ruling from the Internal Revenue Service or a court decision affirming their treatment, or if they are following a long-standing recognized practice.

Although management is unaware of any proposals currently pending to change the employee/independent contractor classification, the costs associated with potential changes, if any, in the employee/independent contractor classification could adversely affect the Company’s results of operations if the Company were unable to reflect them in its fee arrangements with the independent contractors and agents or in the prices charged to its customers.

Regulation

The Operating Subsidiaries are common and contract motor carrier regulated by the DOT and various state agencies.  Among other things, this regulation imposes requirements on the Company, and its subsidiaries, with regard to the agreements that it has with owner-operators and the terms of payment to them.  The Company’s independent contractor drivers also must comply with the safety and fitness regulations promulgated by the DOT, including those relating to drug and alcohol testing and hours of service.

The Company and its subsidiaries are subject to various federal, state, and local environmental laws and regulations, implemented principally by the Environmental Protection Agency (EPA) and similar state regulatory agencies, governing the management of hazardous wastes, other discharge of pollutants into the air and surface and underground waters, and the disposal of certain substances.  Management believes that its operations are in compliance with current laws and regulations and does not know of any existing condition that would cause compliance with applicable environmental regulations to have a material effect on the Company’s earnings or competitive position.

5

Environmental Regulation

Neither the Company nor its subsidiaries have any known environmental violations against it.

Item 1A.  Risk Factors

The Company makes forward-looking statements in this document and in other materials it files with the SEC or otherwise makes public. In addition, senior management of the Company might make forward-looking statements orally to analysts, investors, the media and others.  Statements concerning the Company’s future operations, prospects, strategies, financial condition, future economic performance (including growth and earnings) and demand for our services, and other statements of the Company’s plans, beliefs, or expectations, are forward-looking statements.  In some cases these statements are identifiable through the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” and similar expressions.  You are cautioned not to place undue reliance on these forward-looking statements.  The forward-looking statements the Company makes are not guarantees of future performance and are subject to various assumptions, risks, and other factors that could cause actual results to differ materially from those suggested by these forward-looking statements.  These factors include, among others, those set forth in the following paragraphs and in the other documents that the Company files with the SEC.

The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Factors That May Affect Future Results and/or Forward-Looking Statements

Insurance Limits.  The Operating Subsidiaries currently purchases insurance coverage for commercial trucking claims with limits of up to $1.0 million per occurrence.  Liability associated with accidents in the trucking industry is severe (sometimes in excess of $1.0 million) and occurrences are unpredictable.  If a claim for an amount in excess of $1.0 million was successful, it could have a material adverse effect on US 1 and its subsidiaries, including its results of operations and financial condition.

Increased severity or frequency of accidents and other claims.  Potential liability associated with accidents in the trucking industry is severe and occurrences are unpredictable.  While the Company’s subsidiaries generally retain deductibles ranging from $5,000 to $50,000 per occurrence, a material increase in the frequency or severity of accidents or cargo claims, or the unfavorable development of existing claims, could have a material adverse effect through increased insurance costs on US 1 and its subsidiaries, which would adversely affect its results of operations and financial condition.

Dependence on third-party insurance companies. The cost of insurance coverage for commercial trucking varies dramatically, but is expensive.  Further, the ability of US 1 to purchase coverage for losses in excess of $1.0 million is very limited.  A number of the Company’s subsidiaries purchase insurance through AIFE.  AIFE reinsures some of its exposure with third party insurance companies. AIFE is managed by Lex Venditti, a director of the Company.

Dependence on independent commission agents.  As noted above in Item 1, "Business," the Operating Subsidiaries, excluding Patriot Logistics,  market their services primarily through independent commission agents.  Currently, they have a network of approximately 170 agents.  During 2010, 66 of these agents generated revenue for US 1 of at least $1.0 million, and no one agent generated more than $10.0 million of US 1's total revenue. The Operating Subsidiaries compete with motor carriers and other third parties for the services of these independent agents.  The Operating Subsidiaries’ contracts with these agents typically are terminable upon 30-days notice by either party and do not restrict the ability of a former agent to compete with US 1 following a termination.  The loss of some of the agents or a significant decrease in volume generated by these agents could have a materially adverse effect on US 1, including its results of operations and revenue.

6

Dependence on third-party owner operators. As noted above in Item 1, "Business," the Operating Subsidiaries do not generally own trucks and rely on owner/operators who operate as independent contractors and unrelated trucking companies to transport freight for its customers.  Operating Subsidiaries compete with other motor carriers and third parties for the services of owner/operators.  Almost all of the freight hauled by the Company, through its subsidiaries, is by these owner/operators.  A significant decrease in available capacity provided by either of these parties could have a material adverse effect on US 1, including its results of operations and revenue.

Dependence on key personnel.  The Company is dependent on the services of its officers, particularly the officers of its subsidiaries.  All of these officers are free to leave the Company and start competing operations.  None have agreed to any covenant not to compete.  Given the nature of the relationship with the agents and owner/operators, as described above, it would be relatively easy for the Company to lose a substantial amount of business if one or more of these key people left and set up a competing operation.  This in turn could have a material adverse effect on the Company, including its results of operations and revenue.

In October 2006, the Company and the President of Patriot Logistics, Inc., a wholly owned subsidiary of the Company, entered into an agreement under which the Company granted the individual the option to purchase 100% of the outstanding stock of Patriot for a purchase price equal to the book value of Patriot. This option terminates in October 2012 or upon a change in control of the Company. The option is immediately exercisable and may be exercised in whole (not in part) at any time prior to October 2011.  The fair value of this option was reevaluated at December 31, 2010, and was determined to be deminimis.  Patriot Logistics’ revenue was $25.5 million for the year ended December 31, 2010 and $26.4 million for the year ended December 31, 2009.  Patriot Logistics had pre-tax income of approximately $0.3 million and $0.03 million for the years ended December 31, 2010 and 2009, respectively.

Disruptions or failures in the Company's computer systems.  The Company's information technology systems used in connection with its operations are located in South Bend, IN and Valparaiso, IN.  US 1 and its subsidiaries rely, in the regular course of business, on the proper operation of its information technology systems to link its network of customers, agents and owner operators.  These systems in turn are dependent on operation of the Internet.  Any significant disruption or failure of these systems could significantly disrupt the Company and its subsidiaries’ operations and impose significant costs on the Company.

Status of Owner/Operators.  From time to time, various legislative or regulatory proposals are introduced at the federal or state levels to change the status of owner/operators’ classification to employees (from independent contractors) for either employment tax purposes (withholding, social security, Medicare and unemployment taxes) or other benefit purposes.  Currently, most individuals are classified as employees or independent contractors for employment tax purposes based on 20 “common-law” factors rather than any definition found in the Internal Revenue Code or the regulations there under.  In addition, under Section 530 of the Revenue Act of 1978, taxpayers that meet certain criteria may treat similarly situated workers as employees, if they have received a ruling from the Internal Revenue Service or a court decision affirming their treatment, or if they are following a long-standing recognized practice.  The Operating Subsidiaries treat their owner/operators as independent contractors.  The classification of owner/operators as independent contractors does require significant analysis of the facts relating to their service to the Operating Subsidiaries.

Although management is unaware of any proposals currently pending to change the employee/independent contractor classification, the costs associated with potential changes, if any, in the employee/independent contractor classification could adversely affect the Company’s results of operations if the Company were unable to reflect them in its fee arrangements with the owner/operators and agents or in the prices charged to its customers.

7

Credit Facility and Economic Financial Environment.  Our credit facility with US Bank contains a number of financial covenants that require us to meet certain financial ratios and tests. If we fail to comply with the obligations in the credit agreement, we would be in default under the credit agreement. If an event of default is not cured or waived, it could result in acceleration of any outstanding indebtedness under our credit agreement, which could have a material adverse effect on our business.  Additionally, our credit facility expires in October 2011. If we are unable to extend the credit facility with US Bank or obtain a new credit facility with a new lender, this inability to obtain financing could have a material adverse effect on our business. The recent global financial crisis affecting the banking system and financial markets and the going concern threats to investment banks and other financial institutions have resulted in a tightening in the credit markets. There could be a number of follow-on effects from the global financial crisis and resulting economic slowdown on our business, including payment delays by customers and/or customer insolvencies, delays in accessing our current credit facilities or obtaining new credit facilities on terms we deem commercially reasonable, and an inability of US Bank to fulfill their funding obligations. Any further deterioration of economic conditions would likely exacerbate these adverse effects and could result in a wide-ranging and prolonged impact on general business conditions, thereby negatively impacting our operations, financial results and/or liquidity.

As of December 31, 2010, financial covenants included: maximum total debt service coverage ratio and prohibition of additional indebtedness without prior authorization.  At December 31, 2010, the Company, and its subsidiaries, was in compliance with these financial covenants.  At December 31, 2009, the Company, and its subsidiaries, was non-compliant with these covenants.  The Company’s lender issued a waiver of these violations.

Stock Price.  The Company’s stock price is affected by a number of factors, including quarterly variations in revenue and operating income, low trading volume, general economic and market conditions.  As a result, the Company’s common stock may experience significant fluctuations in market price.

Item 1B.  Unresolved Staff Comments
None.

Item 2.  Properties

The Company leases its administrative offices of approximately 7,000 square feet from an independent owner at 336 W. US Hwy 30, Valparaiso, Indiana for $7,500 monthly.  This lease expries on March 31, 2012.  Patriot Logistics, Inc. leases a truck terminal in Fort Smith, AR of approximately 13,250 square feet on a month-to-month basis for $2,618 from Fort Smith Property, LLC which is owned by Michael E. Kibler, the President and Chief Executive Officer and a director of the Company, Harold E. Antonson, the Chief Financial Officer, Treasurer and a director of the Company, and Edwis Selph Sr., the President of Patriot Logistics, Inc.

In addition, the Company’s subsidiaries lease office space and land in several locations throughout the United States, as summarized below:

8

			Approximate		Lease
Subsidiary	City	State	Sq. Ft.	Monthly	Expiration

ARL	Hebron	OH	1,250	1,250	10/31/2011
ARL	Moon Township	PA	33,920	18,826	10/14/2025
ARL	Garland	TX	26,000	6,933	6/30/2011
Cam Transport	Gulfport	MS	1,130	1,442	8/31/2012
Carolina National	Mt. Pleasant	SC	6,280	10,865	6/30/2011
Keystone Logistics	Southbend	IN	4,451	3,148	month to month
Patriot Logistics, Inc.	Atlanta	GA	49,250	1,936	8/31/2011
Patriot Logistics, Inc.	Charlotte	NC	500	2,825	12/31/2011
Patriot Logistics, Inc.	Dallas	TX	5.0 acres	3,800	month to month
Patriot Logistics, Inc.	French Camp	CA	1,000	1,200	month to month
Patriot Logistics, Inc.	Ft Smith	AR	13,250	2,618	month to month
Patriot Logistics, Inc.	Houston	TX	33,000	10,500	12/31/2011
Patriot Logistics, Inc.	Irving	TX	1,440	1,659	month to month
Patriot Logistics, Inc.	Jacksonville	FL	1,000	1,605	7/31/2011
Patriot Logistics, Inc.	Kansas City	MO	432	1,500	month to month
Patriot Logistics, Inc.	Laredo	TX	400	1,100	month to month
Patriot Logistics, Inc.	Memphis	TN	4,500	5,500	7/31/2011
TC Services, Inc	Valparaiso	IN	7,000	7,500	3/31/2012
Thunderbird	Houston	TX	1,017	1,475	month to month
Thunderbird Logistics	Terrell	TX	1,700	1,400	2/9/2011
Thunderbird Motor Express	Crown Point	IN	1,225	1,120	month to month
Transport Leasing, Inc	Ft. Smith	AR	850	507	month to month
US1 Logistics, Inc.	St Augustine	FL	1,340	1,841	3/31/2012

Management believes that the Company’s leased properties are adequate for its current needs and can be retained or replaced at acceptable cost.

Item 3.  Legal Proceedings

The Company and its subsidiaries are involved in certain litigation matters in the normal course of its business. Management intends to vigorously defend these cases. In the opinion of management, any negative outcome from litigation now pending will not have a material adverse affect on the consolidated financial statements of the Company.

Item 4.  Reserved

Part II

 Item 5.  Market for Registrant's Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities

Shares of Common Stock of the Company are listed and traded on the NASD Electronic “bulletin board market” under the symbol “USOO.”

As of March 15, 2011, there were approximately 3,000 holders of record of the Company’s Common Stock.

The Company has not paid and, for the foreseeable future, does not anticipate paying any cash dividends on its Common Stock.  The Company's current credit agreement prohibits the payment of dividends.

9

Equity Compensation Plan Informaiton

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS
Equity compensation plans approved by security holders:
Stock Option Plans	-	-	-
Equity compensation plans not approved by security holders:
Stock options issued to employees (1)	206,070	$0.80	Not applicable

(1)
On December 18, 2008, in conjunction with the acquisition of ARL, the Company granted stock options to the CEO and CFO of ARL.  The Company does not have any other equity compensation plans or arrangements.

(2)   The Company does not currently have any active equity compensation plans or arrangements.

During 2007, the Company purchased 595,248 shares of its common stock for $952,513.  These shares are reflected as treasury stock in the Company’s balance sheet and statement of shareholders’ equity as of and for the year ended December 31, 2009 and 2010.

The following table sets forth for the periods indicated the high and low bid prices per share of the Common Stock as reported from quotations provided by North American Quotations and reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not represent actual transactions.

2010	High	Low
First Quarter	$1.02	$0.75
Second Quarter	1.49	0.93
Third Quarter	1.19	0.81
Fourth Quarter	1.17	1.01

2009	High	Low
First Quarter	$0.90	$0.66
Second Quarter	1.03	0.64
Third Quarter	0.90	0.71
Fourth Quarter	0.98	0.52

On February 18, 2011, US 1 Industries, Inc., an Indiana corporation (the “Company”), entered into an Agreement and Plan of Merger with Trucking Investment Co. Inc., an Indiana corporation (“TIC”), US 1 Merger Corp., an Indiana corporation and direct, wholly-owned subsidiary of TIC (“Merger Sub”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler”). At the effective time of the Merger, TIC will be directly owned by Antonson (the Chief Financial Officer of the Company and member of the Board of Directors of the Company) and Kibler (the President and Chief Executive Officer of the Company and member of the Board of Directors of the Company) – the Company shareholders who have previously submitted proposals to the Company’s Board of Directors (the “Board”) to take the Company private.

The Merger Agreement provides that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation as a direct, wholly-owned subsidiary of TIC (the “Merger”), and that each issued and outstanding share of Company Common Stock immediately prior to the effective time of the Merger (other than shares owned by the Company, TIC, Merger Sub and shares owned by shareholders who have perfected and not withdrawn a demand for appraisal rights under Indiana law) will automatically be canceled and converted into the right to receive $1.43 per share in cash, without interest (the “Merger Consideration”). In conjunction with the Merger, the Company obtained an independent fairness opinion to support the consideration being offered to the shareholders of the Company.  Options that are issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive cash.

10

The Company expects that the closing of the Merger will occur in the second quarter of 2011, subject to regulatory approvals and other customary closing conditions, including TIC obtaining debt financing on the terms set forth in the debt financing commitment letter it has received and the adoption of the Merger Agreement and approval of the Merger by the holders of a majority of the issued and outstanding shares of Company Common Stock.  TIC has been advised by US Bancorp that it believes that it will be able to fund the purchase price for the shares that are acquired. The Merger Agreement contains a “no-shop” provision, which restricts the Company’s ability to solicit, discuss or negotiate competing proposals.

Item 6.  Selected Financial Data

The selected consolidated financial data presented below have been derived from the Company’s consolidated financial statements.  The consolidated financial statements for the years ended December 31, 2010, 2009, and 2008 have been audited by the Company’s registered independent certified public accountants, whose report on such consolidated financial statements are included herein under Item 8. The information set forth below should be read in conjunction with the consolidated financial statements and notes thereto under Item 8 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

11

	(in thousands, except shares and per share data)
	Fiscal Year Ended December 31,
	2010(C)	2009	2008	2007	2006

STATEMENT OF INCOME DATA:

OPERATING REVENUE	$210,751	$179,732	$172,675	$184,677	$190,976

OPERATING EXPENSES:
Purchased transportation	145,154	123,254	121,928	132,444	139,149
Commissions	31,908	26,336	21,955	22,406	21,866
Other operating costs and expenses (A)	28,296	31,442	24,614	24,826	24,999

OPERATING INCOME (LOSS)	5,394	(1,299)	4,178	5,001	4,962

Interest expense	551	732	159	780	790

NET INCOME (LOSS) BEFORE INCOME TAXES	4,999	(1,738)	4,264	4,397	4,351

INCOME TAX (EXPENSE) BENEFIT	(994)	(590)	107	(368)	(260)

NET INCOME (LOSS)	4,005	(2,329)	4,371	4,029	4,091

Income attributable to non controlling interest	2,233	257	1,313	1,176	989

NET INCOME (LOSS) ATTRIBUTABLE TO US1 INDUSTRIES, INC.	1,772	(2,586)	3,058	2,853	3,102

Basic and Diluted Net income (loss) per common share	$0.12	$(0.18)	$0.21	$0.23	$0.25

Weighted average shares outstanding:
Basic	14,243,409	14,243,409	14,243,409	12,679,087	12,169,739
Diluted	14,303,922	14,243,409	14,243,409	12,679,087	12,169,739

BALANCE SHEET DATA (at end of year):
Total assets	$43,985	$41,892	$51,004	$32,157	$32,563
Long-term debt, including current portion	9,461	12,097	16,744	2,371	7,271
Working capital	13,463	9,363	8,811	15,272	10,272
Total US1 Industries, Inc. shareholders' equity (B)	19,073	17,190	19,718	16,660	11,385
Noncontrolling interests equity	1,178	221	846	569	1,160
Total equity	20,250	17,411	20,564	17,229	12,545

OTHER DATA:
Cash provided by (used in) operating activities	3,678	5,945	1,218	7,188	4,071
Cash (used in) provided by investing activities	(224)	(361)	(2,167)	(345)	(281)
Cash (used in) provided by financing activities	(3,453)	(5,584)	948	(6,843)	(3,790)

(A)- In the fourth quarter of 2009 the Company recorded a non-cash charge of $3.0 million for the impairment of goodwill related to ARL.  The test as of December 31, 2009 indicated that the book value of ARL exceeded the fair value of the business.

(B)- On January 1, 2009, we adopted ASC 810 - “Consolidation”.  As required by ASC 810 -“Consolidation”, prior period results have been recast to conform with the new pronouncement.

(C)-On January 1, 2010, we adopted the provisions of ASU No. 2009-17, Consolidations: Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  As a result, the net assets, including goodwill, and retained earnings of Stoops Ferry, LLC were removed from the Company’s financial statements.

12

Item 7.  Management's Discussion and Analysis of Financial Condition and Results of Operations

Overview

Purchased transportation represents the amount an independent contractor is paid to haul freight and is primarily based on a contractually agreed-upon percentage of revenue generated by the haul for truck capacity provided by independent contractors.  Because the Operating Subsidiaries generally do not own their own trucks, purchased transportation is the largest component of the Company’s operating expenses and increases or decreases in proportion to the revenue generated through independent contractors.  Commissions to agents and brokers are similarly based on contractually agreed-upon percentages of revenue.

A majority of the Company’s insurance expense, through its subsidiaries, is based on a percentage of revenue and, as a result, will increase or decrease with the Company’s revenue.  Potential liability associated with accidents in the trucking industry is severe and occurrences are unpredictable.  A material increase in the frequency or severity of accidents or the unfavorable development of existing claims could adversely affect the Company’s operating income.

Historically salaries, wages, fringe benefits, and other operating expenses had been principally non-variable expenses and remained relatively fixed with slight changes in relationship to revenue.  However, since the Company, through its subsidiaries, has added certain operations, which utilize employees rather than independent agents, these non-variable expenses may not be directly comparable.

The following table set forth the percentage relationships of expense items to operating revenue for the periods indicated:

	Fiscal Years
	2010	2009	2008

Revenue	100.0%	100.0%	100.0%
Operating expenses:
Purchased transportation	68.9	68.6	70.6
Agent commissions	15.1	14.7	12.7
Insurance and claims	2.8	2.7	2.9
Salaries, wages and fringe benefits	5.9	7.1	6.5
Impairment of Goodwill	-	2.0	-
Other operating expenses	4.7	6.0	4.9
Total operating expenses	97.4	100.8	97.6
Operating income (loss)	2.6%	(0.8)%	2.4%

2010 Compared to 2009

The Company’s operating revenues for the 2010 fiscal year were $211 million, an increase of $31.0 million, or 17.3%, from operating revenue for the 2009 fiscal year. The increase is primarily attributable to the increase of load activity.  The Company’s non-wholly owned operations saw revenues increase by $33.0 million to $137.0 million in fiscal 2010 from $104.0 million in fiscal 2009.  This is an increase of 31.7%.  This increase is primarily attributable to an increase in load activity as a result of the recovery in the economy at several of the non-wholly owned operations, locations, as well as several new offices.

13

Purchased transportation and agent commission expense generally increase or decrease in proportion to the revenue generated through independent contractors.  Many agents negotiate a combined percentage payable for purchased transportation and commission.  Purchased transportation and commissions in total increased to 84.0% of operating revenue for fiscal 2010 compared to 83.3% for fiscal 2009.  Purchased transportation increased 0.3% as a percentage of operating revenue in fiscal 2010 to 68.9% compared to 68.6% of operating revenue for the same period of time in 2009.  Commissions increased by 0.4% of operating revenues for fiscal 2010 to 15.1% of operating revenue compared to 14.7% for fiscal 2009.  The mix between the amounts of purchased transportation paid versus commissions paid may vary slightly based on agent negotiations with independent owner operators.  In addition, pay on certain types of revenue may be higher than for other types of revenue.  Thus a change in the mix of revenue can cause some variation in the percentage paid out for purchased transportation and commission.  However, in total, commissions and purchased transportation would typically be expected to remain relatively consistent as a percentage of revenue.  The increase in purchased transportation and commissions is the result of increased brokerage activity at several of the Company’s operations.  Brokered loads pay a higher percentage of purchased transportation and commission as carriers are responsible for paying their own liability insurance. Purchased transportation and commissions at the Company’s non-wholly owned subsidiaries increased by $28.0 million which accounts for 95.7% of the total increase. The increase is related to the increased revenues at these non-wholly owned subsidiaries. Purchased transportation and commission expense at the Company’s non-wholly owned operations decreased from 86.6% of operating revenue to 86.2% for the twelve months ended December 31, 2009 and 2010, respectively.

One of the Company’s subsidiaries uses employees to staff the terminals rather than independent sales agents.  As a result, this operation has higher operating expenses relative to revenue than the Company’s other operations.  This operation accounted for approximately 12% and 15% of the Company’s consolidated operating revenues in 2010 and 2009, respectively.

Salaries expense is not directly variable with revenue.  However, salaries expense decreased in dollar amount from $12.8 million for the fiscal year 2009 to $12.4 million for fiscal year 2010.  This decrease in salaries expense is primarily attributable to the Company’s non-wholly owned subsidiaries that have restructured the workloads in order to cut costs.  Salaries expense decreased 1.2% as a percentage of operating revenue from 7.1% for the fiscal year 2009 to 5.9% for the fiscal year 2010.

Insurance and claims increased slightly from 2.7% of operating revenue for fiscal year 2009 to 2.8% of operating revenue for fiscal 2010.  A majority of the insurance and claims expense is based on a percentage of revenue and, as a result, will increase or decrease on a consolidated basis with the Company’s revenue.  Potential liability associated with accidents in the trucking industry is severe and occurrences are unpredictable.  A material increase in the frequency or severity of accidents or the unfavorable development of existing claims could adversely affect the Company’s operating income.  The Company obtains some of its auto liability and cargo insurance from AIFE, an affiliated entity (see Note 6 to consolidated financial statements).

Other operating expenses decreased to 4.7% as a percentage of operating revenue for the fiscal year 2010 compared to 6.0% as a percentage of operating revenue for fiscal year 2009.  While not all operating expenses are directly variable with revenues, the increased revenue can directly impact several components of operating expenses.  In the fourth quarter of 2009, the Company recorded a non-cash charge of $3.0 million for the impairment of goodwill related to ARL.  The test as of December 31, 2009 indicated that the book value of ARL exceeded the fair value of the business.  The impairment increased operating expenses by 1.7% of operating revenue.  In addition, The Company experienced a decrease in depreciation and amortization expense for fiscal year 2010 related to the deconsolidation of Stoops Ferry, an office that was formerly consolidated as part of one of the Company’s non-wholly owned subsidiaries.  The Company experienced a decrease in rent expense related to the expiration of certain leases. The decrease in depreciation and amortization, and a portion of the decrease in rent expense noted above were reflected in the performance of the Companies non-wholly owned subsidiaries which is a partial reflection of the improved operating performance of those subsidiaries.

Based on the changes in revenue and expenses discussed above, operating income increased $6.7 million from 2009 to 2010.  For the year ended December 31, 2010, the Company had operating income of 2.6% of operating revenues compared to an operating loss of (0.7%) of operating revenues for the same period of time in 2009.

14

Interest expense decreased $0.2 million from $0.7 million for the year ended December 31, 2009 to $0.5 million for the year ended December 31, 2010.  This decrease is primarily attributable to decreased notes payable and borrowings against the Company’s line of credit and decreased interest rates on the line of credit.  The Company’s interest rate being charged on the line of credit decreased from 4.600% as of December 31, 2009 to 3.663% as of December 31, 2010.  Under the amended line of credit agreement, the Company’s interest rate is “One Month LIBOR” plus 3.35%.

Other income includes income from rental property, storage and equipment usage fees.  Other income decreased 0.1% of operating revenues for the year ended December 31, 2010 compared to the year ended 2009.  This decrease in other income is the result of the Company experiencing a decrease in administrative fee income.

Federal and state income tax expense increased $0.4 million from $0.6 million for the year ended December 31, 2009 to $1.0 million for the year ended December 31, 2010.    The Company will be required to commence paying Federal income tax in 2010 and any future profitable years.  The increase in income tax expense is due to 2009 income taxes relating solely to state tax and 2010 taxes attributable to an increase in federal taxable income.

The Company also allocated 2.2 million and $0.3 million of income to the noncontrolling interest holders relating to their portion of its subsidiaries’, ARL Transport, LLC, Carolina National Transportation, LLC and US 1 Logistics, LLC, net income for the years ended December 31, 2010 and 2009, respectively.  ARL Transport, LLC, Carolina National Transportation, LLC and US 1 Logistics LLC are each 60% owned subsidiaries of the Company.

As a result of the factors outlined above, net income attributed to US 1 Industries, Inc. in 2010 was $1.8 million compared to a net loss attributed to US1 Industries, Inc. of ($2.6 million) in 2009.

2009 Compared to 2008

The Company’s operating revenues for the 2009 fiscal year were $180 million, an increase of $7.0 million, or 4.1%, from operating revenue for the 2008 fiscal year. The increase is largely attributable to the acquisition of ARL in December 2008.  The Operating Subsidiaries experienced a decrease in load volume from various larger customers, which we believe is attributable to the general slowing economy.  This was offset by an increase in volume from the ARL acquisition.  Without the volume of ARL, the Company incurred approximately a 25% decline in revenue on a year over year basis.  However, in December 2008, the Company acquired 60% of ARL Transport, which generated revenues of $50.0 million in 2009.  This, in turn, offset the decline in sales.

Purchased transportation and agent commission expense generally increase or decrease in proportion to the revenue generated through independent contractors.  Many agents negotiate a combined percentage payable for purchased transportation and commission.  Purchased transportation and commissions in total remained consistent at 83.3% of operating revenue in both fiscal 2009 and 2008.  Purchased transportation decreased by 2.0% of operating revenue in fiscal 2009 compared to the same period of time in 2008.  This decrease was offset by in increase in commissions of 2.0% of operating revenues for fiscal 2009 compared to fiscal 2008.  The mix between the amounts of purchased transportation paid versus commissions paid may vary slightly based on agent negotiations with independent owner operators.  In addition, pay on certain types of revenue may be higher than for other types of revenue.  Thus a change in the mix of revenue can cause some variation in the percentage paid out for purchased transportation and commission.  However, in total, commissions and purchased transportation would typically be expected to remain relatively consistent as a percentage of revenue.

One of the Company’s subsidiaries uses employees to staff the terminals rather than independent sales agents.  As a result, this operation has higher operating expenses relative to revenue than the Company’s other operations.  This operation accounted for approximately 15% and 19% of the Company’s consolidated operating revenues in 2009 and 2008, respectively.

Salaries expense is not directly variable with revenue.  However, salaries expense increased in dollar amount from $11.2 million for the fiscal year 2008 to $12.8 million for fiscal year 2009.  The increase in salaries expense is attributable to a $2.1 million increase due to the acquisition of ARL in December 2008 offset by subsidiaries of the Company that have closed offices and restructured the workloads in order to cut costs. Salaries expense is partially fixed and, therefore, as a percentage of revenue, will increase as revenue decreases.

15

Insurance and claims decreased in 2009 to 2.7% of operating revenue compared to 2.9% of operating revenue for 2008.  A majority of the Company’s insurance expense is based on a percentage of revenue and, as a result, will tend to increase or decrease on a consolidated basis with the Company’s revenue.  Potential liability associated with accidents in the trucking industry is severe and occurrences are unpredictable.  A material increase in the frequency or severity of accidents or the unfavorable development of existing claims could adversely affect the Company’s operating income. The 0.2% decrease in the percentage of operating revenue represented by insurance and claims between 2009 and 2008 can be attributed to favorable claims experienced for the fiscal year 2009.  The Company obtains some of its auto liability and cargo insurance from AIFE, an affiliated entity (see Note 6 to consolidated financial statements).

Other operating expenses increased to 6.0% as a percentage of operating revenue for the fiscal year 2009 compared to 4.9% as a percentage of operating revenue for fiscal year 2008.  While not all operating expenses are directly variable with revenues, the increased revenue can directly impact several components of operating expenses.  In the fourth quarter of 2009, the Company recorded a non-cash charge of $3.0 million for the impairment of goodwill related to ARL.  The test as of December 31, 2009 indicated that the book value of ARL exceeded the fair value of the business.  The impairment increased operating expenses by 1.7% of operating revenue.  The Company incurred additional rent expense in 2009 due to the ARL acquisition of approximately $0.6 million and the start up of a new operation under its Patriot division of $0.4 million.

Based on the changes in revenue and expenses discussed above, operating income decreased $5.5 million from 2008 to 2009.  For the year ended December 31, 2009, the Company had an operating loss of (0.7%) of operating revenues compared to income of 2.4% of operating revenues for 2008.

Interest expense increased $0.5 million from $0.2 million for the year ended December 31, 2008 to $0.7 million for the year ended December 31, 2009.  This increase in interest expense is primarily attributable to an increase in outstanding borrowings related to the ARL acquisition in December 2008. Under the amended line of credit agreement, the interest rate is based upon certain financial covenants and may range from “One Month LIBOR” plus 3.35% to “One Month LIBOR” plus 4.35%.  As of December 31, 2009 the interest rate on this line of credit was 4.60%.

Other income includes income from rental property, storage and equipment usage fees.  Other income remained consistent at 0.1% of operating revenues for the years ended December 31, 2009 and 2008.

Federal and state income tax expense increased $0.7 million from ($0.1 million) for the year ended December 31, 2008 to $0.6 million for the year ended December 31, 2009.  The Company had  carry-forwards of approximately $1.2 million as of December 31, 2009.  The Company’s effective tax rate differed from the statutory rate primarily due to the impact of state income taxes and the non-deductible goodwill impairment in 2009 and a reduction in the valuation reserve related to net operating loss carryforwards in 2008.  Assuming that the Company’s business returns to historical levels of performance in 2010, the Company will be required to commence paying Federal income tax

The Company also allocated $0.3 million and $1.3 million of income to the noncontrolling interest holders relating to their portion of its subsidiaries’, ARL Transport, LLC, Carolina National Transportation, LLC and US 1 Logistics, LLC, net income for the years ended December 31, 2009 and 2008, respectively.  ARL Transport, LLC, Carolina National Transportation, LLC and US 1 Logistics LLC are each 60% owned subsidiaries of the Company.

As a result of the factors outlined above, net loss attributed to US 1 Industries, Inc. in 2009 was ($2.6 million) compared to net income attributed to US 1 Industries, Inc. of $3.1 million in 2008.

16

Critical Accounting Policies and Estimates

US 1’s financial statements reflect the selection and application of accounting policies, which require management to make significant estimates and assumptions. The Company believes that the evaluation of allowance for doubtful accounts, the estimates related to contingencies and litigation are the more critical accounting policies as they involve more significant estimates and assumptions.

Preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues, and expenses and related contingent liabilities. On an on-going basis, the Company evaluates its estimates, including those related to revenues, bad debts, income taxes, valuation of goodwill and intangible assets, contingencies and litigation. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.

The Company records an allowance for doubtful accounts based on (1) specifically identified amounts that it believes to be un-collectable and (2) an additional allowance based on certain percentages of its aged receivables, which are determined based on historical collection experience and (3) our assessment of the general financial conditions affecting our customer base.  At December 31, 2010, the allowance for doubtful accounts was $1.4 million or approximately 4.4% of total trade accounts receivable.  If actual collections experience changes, revisions to the Company’s allowance may be required. After reasonable attempts to collect a receivable have failed, the receivable is written off against the allowance. In addition, US 1 reviews the components of other receivables, consisting primarily of advances to drivers and agents, and writes off specifically identified amounts that it believes to be un-collectable.

Revenue for freight is recognized upon delivery.  The Company accounts for its revenue on a gross basis in accordance with Accounting Standard Codification (“ASC”) 605-45, “Revenue Recognition- Principal Agent Consideration.”  Amounts payable for purchased transportation, commissions and insurance are accrued when incurred.  The Company, and its subsidiaries, follow guidance of this standard and record revenues at the gross amount billed to customers because the Company (1) determined it operates as the primary obligor, (2) typically is responsible for damages to goods and (3) bears the credit risk.

The Company and its subsidiaries are involved in litigation in the normal course of its business. Management intends to vigorously defend these cases. In the opinion of management, any negative outcome from litigation now pending will not have a material adverse affect on the consolidated financial statements of the Company.  Management evaluates the likelihood of a potential loss from the various litigation matters on a quarterly basis.  When it is probable that a loss will occur from litigation and the amount of the loss can be reasonably estimated, the loss is recognized in the Company's financial statements. If a potential loss is not determined to be both probable and reasonably estimated, but there is at least a reasonable possibility that a loss may be incurred, the litigation is not recorded in the Company's financial statements but this litigation is disclosed in the footnotes of the financial statements.

Deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory rates applicable to future years to differences between the financial statements carrying amounts and the tax basis of existing assets and liabilities.  The Company establishes a valuation allowance when it determines it is more likely than not that future tax benefits related to the deferred tax assets will not be realized. The Company has no valuation allowance as of December 31, 2010 as it is considered more likely than not that the deferred tax assets will be fully utilized based on our current expectations of future taxable income. At December 31, 2010 and 2009, the Company has a net deferred tax asset of approximately $1.8 million and $2.1 million, respectively.

In December 2008, the Company completed the acquisition of a 60% membership interest in ARL, LLC. As a result of this acquisition, the Company recorded intangible assets of approximately $3.7 million and goodwill of approximately $4.8 million. The identifiable intangible asset relates primarily to relationships with established independent agents and is being amortized over its expected life of 7 years.

17

Goodwill represents the purchase price in excess of the fair value of net assets acquired in business combinations. ASC 350-20, “Goodwill and Other Intangible Assets”, requires the Company to assess goodwill for impairment at least annually in the absence of an indicator of possible impairment and immediately upon an indicator of possible impairment.   Currently, all goodwill is related to our 60% owned subsidiary ARL and this subsidiary is determined to be the reporting unit at which the goodwill is evaluated for impairment.  The Company’s annual impairment assessment date is December 31st. As part of the annual impairment, the Company estimates the fair value of the reporting unit. The determination of fair value is subject to various judgmental assumptions including assumptions about future cash flows and growth rates. We use our internal forecasts, customer and industry projections of demand and other market information, as well as the current cost of delivery to estimate future cash flows. If the ARL reporting unit does not meet our performance expectations, we may be required to record goodwill impairment charges in the future.

As of December 31, 2010, our net book value (i.e., shareholders’ equity) was approximately $20.3 million, and our market capitalization was approximately $16.4 million.  We believe that, when assessing whether an asset impairment may exist, the difference between the net book value and market capitalization as of December 31, 2010 is reasonable when market-based control premiums are applied and in light of the volatility in the economy and equity markets throughout 2010.  As of the date of the Merger, the market capitalization and the consideration paid to the shareholders approximated our net book value.  We believe this situation supports our conclusion that there are no additional 2010 impairments.

Liquidity and Capital Resources

During fiscal 2010, the Company’s financial position improved as shareholders’ equity increased by approximately $2.9 million from $17.4 million at December 31, 2009 to $20.3 million at December 31, 2010.

Net cash provided by operating activity decreased $2.2 million from $5.9 million for the year ended December 31, 2010 to $3.7 million for the year ended December 31, 2010.  Non-working capital provided $6.4 million for the year ended December 31, 2010 compared to $3.5 million for the year ended December 31, 2009.  The Company experienced an increase in net income of $4.4 million from ($2.6) million for the twelve months ended December 31, 2009 to $1.8 million for the twelve months ended December 31 2010.

Working capital items used cash of ($2.7) million during fiscal 2010 compared to providing cash of $2.4 million during fiscal 2009. The increase in cash used is attributable to the increase in accounts receivable associated with the Company’s increase in revenue at the Company’s non-wholly owned operations, locations, and new offices.  During fiscal 2009 the Company used its line of credit to fund the payment of certain liabilities of ARL.

The Company, through its subsidiaries, makes advances under other receivables to owner operators and agents in the normal course of business.  Generally the largest contributor to change in other receivables is owner operator advances associated with the daily operations of the Company.  These advances are typically collected each week during the settlement process.  Owner operator settlements are the weekly process of paying for the loads which have been completed. The advances do not earn interest.  The balance of these advances remained consistent at $4.4 million for the year ended December 31, 2010 and December 31, 2009, respectively.

Activity from Other Receivables provided cash of $0.2 million during fiscal 2010 compared to using cash of $0.2 million during fiscal 2009.  Generally other receivables primarily consist of owner operator advances associated with the daily operations of the Company.  Advances are generally issued to provide the owner operators with the fuel and other resources needed to complete the movement of a load or multiple loads.  These advances are issued and collected on a weekly cycle and the balances are affected by the timing of the advance as well as the settlement of the owner operator where the advance is collected back.  Owner operator settlements are the weekly process of paying for the loads which have been completed.

18

Activity from Notes Receivable provided cash of $0.1 million during fiscal 2010 compared to $0.5 million during fiscal 2009.  The Company, through its subsidiaries, periodically makes advances under notes receivable to certain agents and owner operators in the normal course of business.  Notes may be issued for a number of reasons but typically to provide capital for business expansion, this is main reason for material changes in the balance of notes receivable.  For the period ending December 31, 2010 gross disbursements for notes receivable were $0.7 million and $1.3 million for the same period of time in 2009, respectively.  For the period ending December 31, 2010 the gross receipts for notes receivable were $0.9 million and $1.0 million for the period ending December 31, 2009, respectively.

The Company, and its subsidiaries, experienced an increase in accounts receivable of $5.4 million for the year ended December 31, 2010.  This increase is largely due to an increase in revenue attributable to increases in load volume.

Accounts payable provided cash of $1.2 million for the year ended December 31, 2010 compared to the same period of time in 2009 where accounts payable used ($0.4) million in cash.  For the year ended December 31, 2008 the Company’s accounts payable used $6.9 million associated with the pay down of ARL trade payables after its acquisition.

Net cash used in investing activities was $0.2 million for the year ended December 31, 2010 compared to $0.4 million for the year ended December 31, 2009. Net cash used in investing activities increased for the year ended December 31, 2009 primarily due to the acquisition of ARL, a 60% membership interest (the "Membership Interest") in ARL Transport, LLC ("ARL"). The activity for the year ended December 31, 2010 was primarily due to the ARL Earnout agreement.

On December 18, 2008, the Company completed its acquisition of ARL.  Prior to the completion of the transaction, ARL, acquired substantially all of the assets of, and assumed certain liabilities of, ARL, Inc. and Aficionado Transport, Inc. Pursuant to the terms of the Membership Purchase Agreement by and among the Company, ARL, Inc., Aficionado Transport, Inc. and Ronald K. Faherty (the "Agreement"), the Company paid approximately $1.59 million at closing for the Membership Interest.   ARL also consolidated a variable interest entity in which ARL was the primary beneficiary and guarantor of certain debt of the related entity. ARL has evaluated its contractual and economic relationships with Stoops Ferry, LLC (“Stoops”) and has concluded that Stoops is a variable interest entity.  ARL had also concluded that it is the primary beneficiary of Stoops, in that ARL absorbed a majority of Stoops’ expected losses and/or, received a majority of Stoops’ expected residual returns, as a result of contractual or other financial interests in Stoops.  Accordingly, ARL was consolidating the assets, liabilities, equity and financial results of Stoops in the Company’s combined financial statements.  Stoops had total assets of approximately $0.4 million at December 31, 2009. Total liabilities for Stoops were approximately $1.2 million at December 31, 2009.  During 2010, the debt that ARL guaranteed significantly decreased.  As a result, Stoops was deconsolidated. The net assets, including goodwill of $0.2 million, and retain earnings were removed from the Company’s financial statements accordingly.  The impact of this deconsolidation was not material to the Company’s financial statements.

Net cash used in financing activities was $3.5 million for the year ended December 31, 2010 compared to $5.6 million used in financing activities for the year ended December 31, 2009.  The bank overdraft used net cash of $0.7 million for the year ended December 31, 2010 compared to using cash of $1.5 million for the year ended December 31, 2009.  For the year ended December 31, 2010, net repayments under the lines of credit were $1.3 million, compared to $1.7 million for 2009.  For the year ended December 31, 2010, the Company distributed $1.3 million to the minority shareholders of the Company’s non-wholy owned subsidiaries, Carolina National Transportation, LLC. and US1 Logistics, LLC compared to $0.9 million for the same period in 2009 to minority shareholders.

The Company and its subsidiaries have a $17.5 million line of credit that was amended on September 28, 2010.  The amendment included (1) an extension of the maturity date from October 1, 2010 to October 1, 2011, (2) a modification of the interest rate to LIBOR plus 3.35%, (3) a modification of the provision for the minimum debt service ratio to deduct nonrecurring and non-cash gains from the numerator, and, (4) the deletion of Unity Logistics Services Inc. (“Unity”) and ERX, Inc. (“ERX”) as part of the borrowing entity.  This line of credit matures on October 1, 2011.  Historically the revolving line of credit has been extended prior to maturity and management anticipates that this will occur in 2011.  Advances under this revolving line of credit are limited to 75% of eligible accounts receivable.  Unused availability under the amended line of credit was $9.3 million at December 31, 2010.     The Company’s accounts receivable, property, and other assets are collateral under the agreement.  Borrowings up to $3.0 million are guaranteed by the Chief Executive Officer and Chief Financial Officer of the Company. At December 31, 2010, the outstanding borrowings on this line of credit were $8.2 million.

19

  This line of credit is subject to termination upon various events of default, including failure to remit timely payments of interest, fees and principal, any adverse change in the business of the Company or failure to meet certain financial covenants.  As of December 31, 2010, financial covenants include: minimum debt service ratio, maximum total debt service coverage ratio, limits on capital expenditures, prohibition of dividends and distributions that would put the Company out of compliance, and prohibition of additional indebtedness without prior authorization.  At December 31, 2010, the Company, and its subsidiaries were in compliance with these financial covenants.

The balance outstanding under this line of credit agreement is classified as a current liability at December 31, 2010 and 2009.  Historically the revolving line of credit has been extended prior to maturity.

On January 15, 2009, the Company and its subsidiaries entered into a no cost Interest Rate Swap Agreement with U.S. Bank effective February 2, 2009 through February 1, 2012.  This agreement is in the notional amount of $10.0 million from February 2, 2009 through January 31, 2010, then $7.0 million from February 1, 2010 through January 31, 2011, then $4.0 million from February 1, 2011 to February 1, 2012.  The agreement provides for the Company to pay interest at an annual rate of 1.64% times the notional amount of the swap agreement, and U.S. Bank pay interest at the LIBOR rate times the notional amount of the swap.  The Company did not enter into this agreement for speculative purposes.  The Company recorded the fair value of the interest rate swap resulting in interest expense of approximately $0.20 million for the fiscal year 2010.  The fair value of the interest rate swap was minimal at December 31, 2010.

The Company’s primary sources of liquidity consist of cash on hand generated through operations and availability under the line of credit agreement.  The Company believes these sources are sufficient to operate its business and meet its obligations.

Environmental Liabilities

Neither the Company nor its subsidiaries is a party to any Super-fund litigation and does not have any known environmental claims against it.

Inflation

Changes in freight rates charged by the Company, and its subsidiaries, to their customers are generally reflected in the cost of purchased transportation and commissions paid by the Company to independent contractors and agents, respectively.  Therefore, management believes that future-operating results of the Company, and its subsidiaries, will be affected primarily by changes in the volume of business.  Rising fuel prices are generally offset by a fuel surcharge the Company passes onto its customers.  However, due to the highly competitive nature of the truckload motor carrier industry, it is possible that future freight rates, cost of purchased transportation, as well as fuel prices may fluctuate, affecting the Company’s profitability.

Recently Issued Accounting Standards

ASC 605-25—In October 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2009-13 for updated revenue recognition guidance under the provisions of ASC 605-25, “Multiple-Element Arrangements”. The previous guidance has been retained for criteria to determine when delivered items in a multiple-deliverable arrangements should be considered separate units of accounting, however the updated guidance removes the previous separation criterion that objective and reliable evidence of fair value of any undelivered items must exist for the delivered items to be considered a separate unit or separate units of accounting. This guidance is effective for fiscal years beginning on or after June 15, 2010. The Company does not expect that the adoption of this guidance will have a material effect on the Company’s consolidated results of operations, financial position or cash flows.

20

ASC 815—In March 2010, the FASB issued ASU 2010-11, “Scope Exception Related to Embedded Credit Derivatives” to address questions that have been raised in practice about the intended breadth of the embedded credit derivative scope exception in paragraphs 815-15-15-8 through 815-15-15-9 of ASC 815, “Derivatives and Hedging”.  The amended guidance clarifies that the scope exception applies to contracts that contain an embedded credit derivative that is only in the form of subordination of one financial instrument to another. This guidance is effective on July 1, 2010 for the Company.  The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial position, results of operations or cash flows.

Off-Balance Sheet Arrangements

Some of the Company's subsidiaries obtained their auto liability and cargo insurance from AIFE. For the years ended December 31, 2010, 2009, and 2008, cash paid to AIFE for insurance premiums and deductibles, excluding bobtail and physical damage premiums, was approximately $2.8 million, $2.9 million, and $3.6 million, respectively. If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder’s premium as a percentage of the total premiums of AIFE for the related period. There has been no such loss assessment for each of the years ended December 31, 2010, 2009, and 2008, respectively.  The Company currently accounts for a significant percentage of the premium revenue of AIFE.

The Company has no other off-balance sheet arrangements that potentially could be material.

Contractual Obligations and Commitments

We had the following contractual obligations and commitments for debt and non-cancelable lease payments:
	Total	Less than one year	1-3 years	3-5 years	More than 5 years

Revolving line of credit	$8,247,745	$8,247,745	$-	$-	$-
Debt (1)	224,157	188,076	28,440	7,641	-
Interest on long term debt (2)	3,420	1,780	1,561	79
Operating leases	3,837,738	684,088	490,983	451,824	2,210,843
Total (3)	$12,313,060	$9,121,689	$520,984	$459,544	$2,210,843

(1)	Balances include obligations under capital leases
(2)	Interest epense assumes the balances of long term debt at the end of the period and current effective interest rates
(3)	We have not committed to any significant current or long term purchase obligations for our operations and have no other long term liabilities reflected on our balance sheet under GAAP.

Item 7A.  Quantitative and Qualitative Disclosures about Market Risk

Interest Rate Risk

The Company and its subsidiaries have a revolving line of credit with U.S. Bank which currently bears interest at the “One Month LIBOR” rate plus 3.35%  (at December 31, 2010 the interest rate was 3.66%).  The interest rate was based on certain financial covenants.  A one percentage point change in the LIBOR rate would result in approximately $0.1 million in additional expense annually.

On January 15, 2009, the Company and its subsidiaries entered into a no cost Interest Rate Swap Agreement with U.S. Bank effective February 2, 2009 through February 1, 2012.  This agreement is in the notional amount of $10.0 million from February 2, 2009 through January 31, 2010, then $7.0 million from February 1, 2010 through January 31, 2011, then $4.0 million from February 1, 2011 to February 1, 2012.  The agreement provides for the Company to pay interest at an annual rate of 1.64% times the notional amount of the swap agreement, and U.S. Bank pay interest at the LIBOR rate times the notional amount of the swap.  The Company did not enter into this agreement for speculative purposes.  The Company recorded the fair value of the interest rate swap resulting in interest expense of approximately $0.20 million for the fiscal year 2010.  The fair value of the interest rate swap was minimal at December 31, 2010.

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Item 8.  Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
US 1 Industries, Inc.
Valparaiso, Indiana

We have audited the accompanying consolidated balance sheets of US 1 Industries, Inc. and Subsidiaries as of December 31, 2010 and 2009 and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2010.  In connection with our audits of the financial statements, we have also audited the financial statement schedule listed in the accompanying index under Item 15(a) (2). These financial statements and schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of US 1 Industries, Inc. at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Also, in our opinion, the financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respect, the information set forth therein.

/s/ BDO USA, LLP
Chicago, Illinois
March 31, 2011

22

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

ASSETS

	December 31, 2010	December 31, 2009

Accounts receivable-trade, less allowances for doubtful accounts of $1,436,000 and $1,147,000, respectively	$30,885,654	$26,614,970

Other receivables, including receivables due from affiliated entities of $277,000 and $861,000, respectively	4,404,394	4,427,027
Prepaid expenses and other current assets	1,486,692	1,623,808
Current deferred income tax asset	384,244	975,178

Total current assets	37,160,984	33,640,983

FIXED ASSETS:
Land	195,347	195,347
Equipment	1,733,513	2,748,270
Less accumulated depreciation and amortization	(974,133)	(1,353,102)

Net property and equipment	954,727	1,590,515

Non-current deferred income tax asset	1,392,038	1,107,575
Notes receivable - long term	695,214	833,651
Intangible assets, net	2,046,030	2,812,672
Goodwill	1,609,047	1,780,639
Other assets	126,461	126,461

Total Assets	$43,984,501	$41,892,496

The accompanying notes are an integral part of the consolidated financial statements.

23

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2010 AND 2009

LIABILITIES AND SHAREHOLDERS' EQUITY

	December 31, 2010	December 31, 2009

CURRENT LIABILITIES:
Revolving line of credit	$8,247,745	$9,592,474
Bank overdraft	989,121	1,628,383
Current portion of capital lease obligation	-	30,246
Current portion of long-term debt	188,076	642,413
Accounts payable	10,347,854	9,538,918
Insurance and claims	1,813,142	1,435,924
Other accrued expenses	2,112,026	1,410,098

Total current liabilities	23,697,964	24,278,456

LONG-TERM DEBT, less current portion	36,081	146,878

CAPITAL LEASE, less current portion	-	56,241

SHAREHOLDERS' EQUITY:
Common stock, authorized 20,000,000 shares: no par value; 14,838,657 shares issued at December 31, 2010, and December 31, 2009, respectively	46,988,026	46,978,349

Treasury stock, 595,248 shares at both December 31, 2010 and December 31, 2009, respectively	(952,513)	(952,513)
Accumulated deficit	(26,962,573)	(28,835,952)

Total US 1 Industries, Inc. shareholders' equity	19,072,940	17,189,884
Noncontrolling Interests	1,177,516	221,037
Total equity	20,250,456	17,410,921

Total liabilities and shareholders' equity	$43,984,501	$41,892,496

The accompanying notes are an integral part of the consolidated financial statements.

24

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

	2010	2009	2008

OPERATING REVENUES	$210,751,131	$179,732,469	$172,674,648

OPERATING EXPENSES:
Purchased transportation	145,153,870	123,253,896	121,927,791
Commissions	31,907,540	26,335,793	21,955,155
Insurance and claims	5,905,342	4,906,089	5,027,980
Salaries, wages and other	12,435,144	12,839,752	11,188,362
Other operating expenses	9,955,506	10,695,691	8,397,332
Impairment of Goodwill	-	3,000,000	-

Total operating expenses	205,357,402	181,031,221	168,496,620

OPERATING INCOME (LOSS)	5,393,729	(1,298,752)	4,178,028

NON-OPERATING (EXPENSE) INCOME
Interest income	153,956	79,263	28,827
Interest expense	(551,474)	(732,345)	(159,141)
Other income (expense)	3,253	213,437	215,842
Total non operating (expense) income	(394,265)	(439,645)	85,528

NET INCOME (LOSS) BEFORE INCOME TAXES	4,999,464	(1,738,397)	4,263,556
Income tax (expense) benefit	(994,062)	(590,429)	107,238

NET INCOME (LOSS)	4,005,402	(2,328,826)	4,370,794
Income attributable to noncontrolling interest	2,232,951	257,486	1,312,954

NET INCOME (LOSS) ATTRIBUTABLE TO US 1 INDUSTRIES, INC.	$1,772,451	$(2,586,312)	$3,057,840

Basic and Diluted Net Income (Loss) per Common Share Attributable to US 1 Industries, Inc.	$0.12	$(0.18)	$0.21
Weighted Average Shares Outstanding
Basic	14,243,409	14,243,409	14,243,409
Diluted	14,303,922	14,243,409	14,243,409

The accompanying notes are an integral part of the consolidated financial statements.

25

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2010, 2009, and 2008

						Total
						US1 Industries, Inc.
	Common Stock		Treasury		Accumulated	Shareholders'	Noncontrolling
	Shares	Amount	Shares	Amount	Deficit	Equity	Interests

Balance at December 31, 2007	14,838,657	46,920,288	(595,248)	(952,513)	(29,307,480)	16,660,295	569,047

Distribution to noncontrolling interests							(1,035,558)

Net Income					3,057,840	3,057,840	1,312,954

Balance at December 31, 2008	14,838,657	46,920,288	(595,248)	(952,513)	(26,249,640)	19,718,135	846,443

Stock compensation expense		58,061				58,061	-

Distribution to noncontrolling interests							(882,892)

Net (Loss) Income					(2,586,312)	(2,586,312)	257,486

Balance at December 31, 2009	14,838,657	$46,978,349	(595,248)	$(952,513)	$(28,835,952)	$17,189,884	$221,037

Stock compensation expense		9,677				9,677	-

Deconsolidation of VIE					100,928	100,928	55,527

Distribution to noncontrolling interests						-	(1,331,999)

Net Income					1,772,451	1,772,451	2,232,951

Balance at December 31, 2010	14,838,657	$46,988,026	(595,248)	$(952,513)	$(26,962,573)	$19,072,940	$1,177,516

The accompanying notes are an integral part of the consolidated financial statements.

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US 1 INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

	2010	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)	$4,005,402	$(2,328,826)	$4,370,794
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	947,742	1,549,878	258,758
Impairment of goodwill	-	3,000,000	-
Loss (Gain) on disposal of fixed assets	(3,412)	54,174	(16,586)
Stock compensation expense	9,677	58,061	-
	-	-	485,119
Provision for bad debts	1,141,873	1,090,240	1,820,202
Deferred income tax expense (benefit)	306,471	83,160	(731,113)

Changes in operating assets and liabilities excluding business acquisition:
Accounts receivable - trade	(5,438,520)	2,349,447	2,805,640
Other receivables	191,788	242,806	(274,004)
Notes receivable	138,437	480,744	(407,199)
Prepaid expenses and other current assets	101,561	605,665	(33,704)
Accounts payable	1,197,496	(378,373)	(6,938,067)
Insurance and claims payable	377,218	(400,467)	142,433
Other accrued expenses	701,929	(461,701)	(263,900)
Net cash provided by (used in) operating activities	3,677,662	5,944,808	1,218,373

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to equipment	(45,185)	(335,075)	(219,040)
Proceeds from sales of fixed assets	38,000	14,650	34,750
Other	-	(40,192)	(100,000)
Acquisition of ARL	(217,306)	-	(1,882,348)
Net cash used in investing activities	(224,491)	(360,617)	(2,166,638)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net repayments under the line of credit	(1,344,729)	(1,720,216)	(321,352)
Change in bank overdraft	(663,953)	(1,462,230)	2,335,570
Capital lease payments	-	(77,584)	(5,396)
Principal payments of long term debts	(112,490)	(1,441,268)	(25,000)
Distributions to noncontrolling interests	(1,331,999)	(882,892)	(1,035,557)
Net cash (used in) provided by financing activities	(3,453,171)	(5,584,190)	948,265

NET CHANGE IN CASH	-	-	-

CASH, BEGINNING OF YEAR	-	-	-
CASH, END OF YEAR	$-	$-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$558,396	$743,805	$207,580
Cash paid for income taxes	$171,143	$698,606	$584,912

 In December 2008, ARL, LLC, a 60% owned subsidiary of the Company acquired a business from an officer in exchange for the assumption of approximately $ 0.5 million of debt. As the value of the net assets acquired was determined to be nominal, the Company recorded compensation expense of approximately $0.5 million for the debt assumed in this transaction.  As previously disclosed, effective January 1, 2010, the Company deconsolidated Stoops Ferry.  As a result, the net assets, including goodwill of $0.2 million, and retained earnings were removed from the financial statements accordingly.

The accompanying notes are an integral part of the consolidated financial statements.

27

US 1 INDUSTRIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

1.           OPERATIONS

US1 Industries, Inc. (the Company), through its subsidiaries, is primarily an interstate truckload carrier of general commodities, which uses independent agents and owner-operators to contract for and haul freight for its customers in 48 states.  No one agent accounted for more than 10% of the Company’s operating revenue for the years ended December 31, 2010, 2009 and 2008.  The Company, through its subsidiaries, shipped freight for approximately 1,000 customers in 2010, none of which accounted for more than 10% of the Company's revenues.

On December 18, 2008, the Company completed its acquisition of a 60% membership interest (the "Membership Interest") in ARL Transport, LLC ("ARL"). Prior to the completion of the transaction, ARL, acquired substantially all of the assets of, and assumed certain liabilities of, ARL, Inc. and Aficionado Transport, Inc. Pursuant to the terms of the Membership Purchase Agreement by and among the Company, ARL, Inc., Aficionado Transport, Inc. and Ronald K. Faherty (the "Agreement"), the Company paid approximately $1.59 million at closing for the Membership Interest.   ARL also consolidated a variable interest entity in which ARL was the primary beneficiary and guarantor of certain debt of the related entity. ARL has evaluated its contractual and economic relationships with Stoops Ferry, LLC (“Stoops”) and has concluded that Stoops is a variable interest entity.  ARL had also concluded that it was the primary beneficiary of Stoops, in that ARL absorbed a majority of Stoops’ expected losses and/or, received a majority of Stoops’ expected residual returns, as a result of contractual or other financial interests in Stoops.  Accordingly, ARL was consolidating the assets, liabilities, equity and financial results of Stoops in the Company’s combined financial statements.  Stoops had total assets of approximately $0.8 million at December 31, 2008 and $0.4 million at December 31, 2009. Total liabilities for Stoops were approximately $1.2 million at December 31, 2008 and $0.9 million at December 31, 2009.

In January 1, 2010 the Company adopted the provisions of ASU No. 2009-17, Consolidations: Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, which requires reporting entities to evaluate former qualifying special purpose entities for consolidation, changes the approach to determining a VIE’s primary beneficiary from a quantitative assessment to a qualitative assessment designed to identify a controlling financial interest, and increases the frequency of required reassessments to determine whether a company is the primary beneficiary of a VIE. It also clarifies, but does not significantly change, the characteristics that identify a VIE. However, as a result, the Company concluded that Stoops Ferry, LLC no longer qualifies for consolidation into ARL; the net assets, including goodwill, and retained earnings were removed from the Company’s financial statements accordingly.  The impact of this deconsolidation was not material to the Company’s financial statements.

2.           RECLASSIFICATIONS

Certain reclassifications have been made to the previously reported 2009 and 2008 financial statements to conform to the 2010 presentation.

3.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation—The consolidated financial statements include the accounts of US 1 Industries, Inc. and its majority owned subsidiaries.  All intercompany accounts and transactions have been eliminated.

Fair Value of Financial Instruments—The carrying amount of cash and cash equivalents, accounts receivable and accounts payable approximate fair value due to the short-term nature of these instruments. The carrying amount of outstanding borrowings approximates fair value as a variable interest rate is charged on the outstanding balance.

28

Allowance for Doubtful Accounts—The subsidiaries record an allowance for doubtful accounts based on specifically identified amounts that they believe to be uncollectible.  The Company also records an additional allowance based on percentages of aged receivables, which are determined based on historical collections experience and an assessment of the general financial conditions affecting its customer base.  If actual collections experience changes, revisions to the allowance may be required.  After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Revenue Recognition— Revenue for freight is recognized upon delivery. The Company accounts for its revenue in accordance with Emerging Issues Task Force (“EITF”) 99-19, “Reporting Revenue Gross as a Principal Versus Net as an Agent,” which was primarily codified into ASC topic 605, “Revenue Recognition”. Amounts payable for purchased transportation, commissions and insurance are accrued when incurred.  The Company follows guidance of this standard and records revenues at the gross amount billed to customers because the Company (1) determined it operates as the primary obligor, (2) typically is responsible for damages to goods and (3) bears the credit risk.

Fixed Assets—Fixed assets are stated at cost and depreciated using the straight-line method over the estimated useful lives of the related assets, which range from three to eight years.

Long-Lived Assets—The Company assesses the realizability of its long-lived assets including finite lived intangible assets in accordance with ASC 810-10 -  “Accounting for the Impairment or Disposal of Long-Lived Assets The Company reviews long-lived assets for impairment when circumstances indicate that the carrying amount of an asset may not be recoverable based on the undiscounted future cash flows of the asset.  No impairment was necessary as of December 31, 2010, 2009 and 2008.

Goodwill— Goodwill represents the purchase price in excess of the fair value of net assets acquired in business combinations. ASC 350-20, “Goodwill and Other Intangible Assets”, requires the Company to assess goodwill for impairment at least annually in the absence of an indicator of possible impairment and immediately upon an indicator of possible impairment.   All goodwill is related to our 60% owned subsidiary ARL and this subsidiary is determined to be the reporting unit at which the goodwill is evaluated for impairment.  The Company’s annual impairment assessment date is December 31st. As part of the annual impairment assessment, the Company estimates the fair value of the reporting unit. The determination of fair value is subject to various judgmental assumptions including assumptions about future cash flows and growth rates. We use our internal forecasts, customer and industry projections of demand and other market information, as well as the current cost of delivery to estimate future cash flows. If the ARL reporting unit does not meet our performance expectations, we may be required to record goodwill impairment charges in the future, in addition to the charges recorded in 2009.

Accounting Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Income Taxes— Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Beginning with the adoption of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, included in FASB ASC Subtopic 740-10 - Income Taxes - Overall, the Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

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Earnings Per Common Share —The Company computes earnings per share under ASC 260-10,  “Earnings Per Share”,  The statement requires presentation of two amounts, basic and diluted earnings per share.  Basic earnings per share are computed by dividing income attributable to US 1 Industries, Inc.’s common stockholders by the weighted average common shares outstanding.  Dilutive earnings per share would include all dilutive common stock equivalents.  The diluted earnings per share exclude the effect of 0.2 million, 0.3 million, and 0.3 million outstanding stock options as of December 31, 2010, 2009, and 2008, respectively.  The inclusion of these options would be antidilutive.

Business Segments—ASC 280-10, “Disclosures about Segments of an Enterprise and Related Information”, requires public enterprises to report certain information about reporting segments in financial statements.  As the Company’s operating segments exhibit similar economic characteristics and meet the aggregation criteria of ASC 280-10, they are reported in one segment.

Recent Accounting Pronouncements

ASC 605-25—In October 2009, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2009-13 for updated revenue recognition guidance under the provisions of ASC 605-25, “Multiple-Element Arrangements”. The previous guidance has been retained for criteria to determine when delivered items in a multiple-deliverable arrangements should be considered separate units of accounting, however the updated guidance removes the previous separation criterion that objective and reliable evidence of fair value of any undelivered items must exist for the delivered items to be considered a separate unit or separate units of accounting. This guidance is effective for fiscal years beginning on or after June 15, 2010. The Company does not expect that the adoption of this guidance will have a material effect on the Company’s consolidated results of operations, financial position or cash flows.

ASC 815—In March 2010, the FASB issued ASU 2010-11, “Scope Exception Related to Embedded Credit Derivatives” to address questions that have been raised in practice about the intended breadth of the embedded credit derivative scope exception in paragraphs 815-15-15-8 through 815-15-15-9 of ASC 815, “Derivatives and Hedging”.  The amended guidance clarifies that the scope exception applies to contracts that contain an embedded credit derivative that is only in the form of subordination of one financial instrument to another. This guidance is effective on July 1, 2010 for the Company.  The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial position, results of operations or cash flows.

4.  ACQUISITIONS

On December 18, 2008, the Company completed the acquisition of a 60% membership interest in ARL for $1.59 million.  In addition, the prior shareholder of ARL can receive up to an additional $2.9 million in cash consideration if ARL achieves certain revenue and earnings goals through 2012. During 2010 additional consideration of $0.2 million was earned and only $1.5 million remains available to be earned. Should the revenue and earnings goals be achieved for the period through 2012 the cash consideration payments would be recorded as additional purchase consideration in the year earned in accordance with ASC 805-30.  The acquisition was recorded using the purchase method of accounting, and on the date of the acquisition, the Company assessed the fair value of the acquired assets and assumed liabilities and allocated purchase price accordingly.

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The assets acquired and liabilities assumed are as follows:

Accounts receivable	$9,688,022
Other accounts receivable	1,542,041
Other current assets	1,116,978
Property and equipment	1,245,669
Intangible asset – agent relationships	3,636,000
Goodwill	4,756,943
Total assets acquired	21,985,653

Lines of credit	(10,017,885)
Accounts payable and accrued expenses	(8,199,016)
Capital lease obligations	(156,700)
Long-term debt	(1,729,704)
Total liabilities assumed	(20,103,305)

Net assets acquired	1,882,348
Less acquisition costs	(292,348)
Cash paid for purchase price	$1,590,000

The Company has allocated $3.6 million of the ARL purchase price to agent relationships which is an identifiable intangible asset with a finite life, currently estimated at 7 years. At the date of the acquisition of ARL, the book value attributable to the noncontrolling interest shareholder was a deficit, which the shareholder was not required to fund.  As a result, the noncontrolling interest at the date of the acquisition was recorded at zero and the amount allocated to goodwill was increased by the deficit attributable to the noncontrolling interest.  The resulting goodwill recorded on the date of the acquisition was approximately $4.8 million.

The Company’s fourth quarter 2009 annual evaluation for goodwill impairment indicated an impairment of the goodwill for four of the Company’s reporting units. As a result, the Company estimated the implied fair value of the goodwill of these reporting units compared to carrying amounts and recorded total impairment charges of $3.0 million at December 31, 2009 to impair a portion of the goodwill recorded on these reporting units. The decrease in the fair value of the reporting units was due to deteriorating market conditions resulting from the global economic downturn. No impairment of goodwill was identified related to the Company’s other reporting units. No additional impairment was recorded in the year ended December 31, 2010 or prior to 2009. As of December 31, 2010, the Company has an aggregate amount of Goodwill acquired of $1.6 million after the deconsolidation of $0.2 million of goodwill from Stoops Ferry.  The aggregate amount of impairment losses recognized was $3.0 million.

Unaudited pro forma results of operations for the years ended December 31, 2008 for the Company assuming the acquisition of ARL had taken place on January 1, 2007 are as follows:

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4. ACQUISITIONS - proforma table

Year Ended December 31,	2008
Revenue

As Reported	$172,674,648
Pro-forma	238,305,310

Net Income attributable to US 1 Industries, Inc.

As Reported	3,057,840
Pro-forma	1,136,961

Basic and Diluted Earning Per Share attributable to US 1 Industries, Inc.

As Reported	0.21
Pro-forma	0.08

The carrying value of the ARL agent relationships were as follows:

	December 31, 2010	December 31, 2009

Agent relationships	$3,736,000	$3,736,000
Accumulated amortization	(1,689,970)	(923,328)
Intangible assets, net	$2,046,030	$2,812,672

Intangible assets amortization expense for 2010, 2009 and 2008 was $766,642, $923,328 and $0, respectively.

Estimated annual amortization expense for these intangibles is as follows:

Year ending December 31,
2011	631,535
2012	551,547
2013	436,366
2014	280,187
2015	146,395
Thereafter	-
Total	$2,046,030

5.  NOTES RECEIVABLE

The Company, through its subsidiaries, makes advances under notes receivable to certain agents and owner operators in the normal course of its business.  These notes bear interest at rates ranging from 0% to 13.0% with weekly payments ranging from approximately $125 - $8,333. Maturity on these notes receivable ranges from June 2011 through September 2015.  The balance of these notes was approximately $1.4 million and $1.5 million at December 31, 2010 and December 31, 2009, respectively.  The current portion of these notes receivable was approximately $0.7 million and $0.7 million at December 31, 2010 and December 31, 2009, respectively, and is classified in other receivables.  There are 24 notes outstanding as of December 31, 2010.

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6.  RELATED PARTY TRANSACTIONS

One of the Company’s subsidiaries provides safety, management, and accounting services to companies controlled by the Chief Executive Officer and Chief Financial Officer of the Company.  These services are priced to cover the cost of the employees providing the services.  Charges related to those services were approximately $0.05 million, $0.04 million and $0.06 million in 2010, 2009, and 2008, respectively. Other receivables due from entities affiliated through common ownership were $0.3 million and $0.9 million as of December 31, 2010 and 2009.

One of the insurance providers to the Operating Subsidiaries, American Inter-Fidelity Exchange (AIFE), is managed by Lex Venditti, a director of the Company. AIFE provides liability and cargo insurance to several subsidiaries of the Company as well as other entities, some of which are related to the Company by common ownership. For the years ended December 31, 2010, 2009 and 2008, cash paid to AIFE for insurance premiums and deductibles, excluding bobtail and physical damage insurance to the independent owner operators, was approximately $2.8 million, $2.9 million, and $3.6 million, respectively.

The subsidiaries exercised no control over the operations of AIFE. As a result, the Company recorded its investment in AIFE under the cost method of accounting for each of the three years in the period ended December 31, 2010. Under the cost method, the investment in AIFE is reflected at its original amount and income is recognized only to the extent of dividends paid by the investee. There were no dividends declared by AIFE for the years ended December 31, 2010, 2009 and 2008.

If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder’s premium as a percentage of the total premiums of AIFE for the related period. There has been no such loss assessment for any of the three years in the period ended December 31, 2010. The Company’s subsidiaries currently account for a significant percentage of the premiums of AIFE.

For the years ended December 31, 2010, 2009 and 2008, a subsidiary insurance agency of the Company, recorded commission income of $0.4 million, $0.7 million and $0.7 million, respectively,  related to premiums with AIFE.  This commission income is reflected as a reduction of insurance expense in the consolidated financial statements of the Company for the years ended December 31, 2010, 2009 and 2008, respectively.

In addition, the Chief Executive Officer and a director of the Company, the Chief Financial Officer and a director of the Company, as well as another director of the Company, are the sole shareholders of American Inter-Fidelity Corporation (“AIFC”), which serves as the attorney in fact of AIFE. AIFC is entitled to receive a management fee from AIFE.  AIFE incurred management fees of approximately $0.5 million for the year ended December 31, 2010 and $0.5 million for each of the years ended December 31, 2009, and 2008, respectively.  These management fees are available to be paid as dividends to these officers and directors of the Company.

In 2010, 2009 and 2008, the Company paid consulting fees of $0.06 million, $0.05 million and $0.03 million, respectively, to two of its directors, relating to insurance and other services.

7.  LEASES

Operating Leases

The Company leases its administrative offices in Indiana from an independent owner under an operating lease expiring on March 31, 2012.

In addition, the Company’s subsidiaries lease office space and land in Arkansas, California, Florida, Georgia, Indiana, Missouri, Mississippi, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, and Texas, under operating leases ranging from one to fourteen years.

Rent expense under these operating leases was $1.4 million, $2.0 million, and $1.0 million for the years ended December 31, 2010, 2009, and 2008, respectively.

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Future commitments under these operating leases are as follows:

2011	684,088
2012	265,071
2013	225,912
2014	225,912
2015	225,912
2016-2025	2,210,843
3,837,738

8.  BANK LINE OF CREDIT

The Company and its subsidiaries have a $17.5 million line of credit that was amended on September 28, 2010.  The amendment included (1) an extension of the maturity date from October 1, 2010 to October 1, 2011, (2) a modification of the interest rate to LIBOR plus 3.35%, (3) a modification of the provision for the minimum debt service ratio to deduct nonrecurring and non-cash gains from the numerator, and, (4) the deletion of Unity Logistics Services Inc. (“Unity”) and ERX, Inc. (“ERX”) as part of the borrowing entity.  This line of credit matures on October 1, 2011.  Historically the revolving line of credit has been extended prior to maturity and management anticipates that this will occur in 2011.  Advances under this revolving line of credit are limited to 75% of eligible accounts receivable.  Unused availability under the amended line of credit was $9.3 million at December 31, 2010.   The Company’s accounts receivable, property, and other assets are collateral under the agreement.  Borrowings up to $3.0 million are guaranteed by the Chief Executive Officer and Chief Financial Officer of the Company. At December 31, 2010, the outstanding borrowings on this line of credit were $8.2 million.

 This line of credit is subject to termination upon various events of default, including failure to remit timely payments of interest, fees and principal, any adverse change in the business of the Company or failure to meet certain financial covenants.  As of December 31, 2010, financial covenants include: minimum debt service ratio, maximum total debt service coverage ratio, limits on capital expenditures, prohibition of dividends and distributions that would put the Company out of compliance, and prohibition of additional indebtedness without prior authorization.  At December 31, 2010, the Company, and its subsidiaries were in compliance with these financial covenants.

The balance outstanding under this line of credit agreement is classified as a current liability at December 31, 2010 and 2009.  Historically the revolving line of credit has been extended prior to maturity.

On January 15, 2009, the Company and its subsidiaries entered into a no cost Interest Rate Swap Agreement with U.S. Bank effective February 2, 2009 through February 1, 2012.  This agreement is in the notional amount of $10.0 million from February 2, 2009 through January 31, 2010, then $7.0 million from February 1, 2010 through January 31, 2011, then $4.0 million from February 1, 2011 to February 1, 2012.  The agreement provides for the Company to pay interest at an annual rate of 1.64% times the notional amount of the swap agreement, and U.S. Bank pay interest at the LIBOR rate times the notional amount of the swap.  The Company did not enter into this agreement for speculative purposes.  The Company recorded the fair value of the interest rate swap resulting in interest expense of approximately $0.20 million for the fiscal year 2010.  The fair value of the interest rate swap was minimal at December 31, 2010.

9.   LONG TERM DEBT

As a part of the ARL acquisition, certain equipment notes payable were assumed with monthly payments at varying rates and interest at rates ranging from 3.5%-14.3%.  All of the long-term debt is collateralized by the property and equipment associated with the debt.  In fiscal year 2009, of this total debt, $0.5 million relates to a Variable Interest Entity, “Stoops Ferry”, of which $0.4 million was current.
As of January 1, 2010, Stoops is no longer consolidated with the Company’s financial statements.

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Long-term debt consists of the following at December 31, 2010:

2011	$188,076
2012	14,220
2013	14,220
2014	7,641
$224,157

10.  EQUITY TRANSACTIONS

During 2008 and 2009, the Company had 300,000 outstanding options to purchase common stock, which have been excluded from the calculation of diluted earnings per share because the effect would be anti-dilutive.

(a)  In December 2008, as part of the acquisition of ARL, the Company granted two employees a total of 300,000 options to purchase shares of common stock at an exercise price of $0.80 per share. For the year ended December 31, 2010 further calculations were performed to determine share options earned based on certain criteria. For fiscal year 2010 and 2009, approximately 75,000 and 18,930 options were forfeited due to ARL not meeting certain criteria in the purchase agreement.  As of December 31, 2010, the options available to purchase common stock totaled 206,070.   These options have an exercise price of $.80 per share.  These options vest over 4 years: however 150,000 options vested early in 2009 due to one employee’s termination.  All options expire by December 18, 2018.  The fair value of these options of $0.1 million was calculated using a Black Scholes model with the following assumptions:

Dividend yield	0.0%
Risk-free rate	2.7%
Volatility	44%
Expected life (years)	7

The fair value is being expensed over the vesting period with $10,000 recorded in 2010, $60,000 recorded in 2009 and the remainder to be recorded through 2012.  The Company has no other options or warrants to purchase common stock outstanding as of December 31, 2010, 2009 or 2008.

11. INCOME TAXES

The composition of income tax expense (benefit) is as follows:

December 31,	2010	2009	2008
Current	$687,591	$507,269	$1,806,240
Deferred	306,471	83,160	(722,366)
Benefit from operating loss carry-forward	-	-	(1,182,365)

Adjustment of valuation allowance	-	-	(8,747)

	$994,062	$590,429	$(107,238)
The following summary reconciles income taxes at the maximum federal statutory rate, based upon (loss) income before income taxes after deducting income attributable to noncontrolling interests, with the effective rates for 2010, 2009, and 2008:

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December 31,	2010	2009	2008
Income tax expense at statutory rate	$930,426	$(678,600)	$1,033,000
State income tax expense, net of federal tax benefit	109,171	331,226	323,879
Adjustment of valuation allowance	-	-	(1,191,112)
Non-deductible goodwill impairment	-	803,760
Permanent differences	44,200	134,043	(273,005)
Other	(89,735)	-	-
	$994,062	$590,429	$(107,238)

December 31,	2010	2009
Deferred tax assets
Cumulative basis difference in 60% owned LLCs	$711,938	$580,311
AMT credit carryforward	-	349,274
Accounts receivable reserves	322,044	239,687
Insurance accruals	62,200	64,717
Net operating losses	-	313,676
Fixed assets	12,146	23,339
Intangible assets	667,954	503,926
Other	-	7,823
Total deferred tax assets	1,776,282	2,082,753
Less long-term portion	(1,392,038)	(1,107,575)

Current Deferred Tax Asset	$384,244	$975,178

At December 31, 2010 and 2009, the Company has realized a net deferred tax asset of $1.8 million and $2.1 million respectively.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. Taxable income/(losses) for the years ended December 31, 2010,  2009, and 2008 was $4.9 million, ($7.million), and $4.3 million, respectively. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

The Company had net operating loss carry-forwards of approximately $0.8 million at December 31, 2009.  These carry-forwards were available to offset taxable income in future years.   The Company also had an AMT credit carryforward of $0.3 million available to reduce federal income tax. The NOL’s and AMT credits were fully utilized in 2010.

The Company accounts for uncertain tax positions pursuant to ASC 740, “Accounting for Income Taxes” on January 1, 2007, and recorded the cumulative effect of a change in accounting principle by recording an increase in the liability for uncertain tax positions of $0.7 million that was accounted for as a credit to opening retained earnings. The liability for uncertain tax positions and related interest and penalties at December 31, 2010, 2009, and 2008 totaled $0.7 million, of which $0.3 million relates to interest and penalties.  This liability is recorded in the Company’s balance sheet in accrued expenses. No uncertain tax position reserves were reversed or settled during 2010 or 2009.  The entire amount of this consolidated liability for uncertain tax positions would affect the Company’s effective tax rate upon favorable resolution of the uncertain tax positions.  Absent new experience in defending these uncertain tax positions in the various jurisdictions to which they relate, the Company cannot currently estimate a range of possible change of the December 31, 2010 liability over the next twelve months.

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The Company files a consolidated U.S. income tax return and tax returns in various state and local jurisdictions.  In the U.S., all tax years from 2007 through the present are subject to tax authority audits.  In various states and local jurisdictions all tax years from 2007 through the present are subject to tax authority audits.

Interest and penalties related to tax positions taken in the Company’s tax returns are recorded in income tax expense in the consolidated statements of operations.

12.  COMMITMENTS AND CONTINGENCIES

Litigation

The Company and its subsidiaries are involved in certain litigation in the normal course of its business. Management intends to vigorously defend these cases. In the opinion of management, the other litigation now pending will not have a material adverse affect on the consolidated financial statements of the Company.

Merger

On February 18, 2011, US 1 Industries, Inc., an Indiana corporation (the “Company”), entered into an Agreement and Plan of Merger with Trucking Investment Co. Inc., an Indiana corporation (“TIC”), US 1 Merger Corp., an Indiana corporation and direct, wholly-owned subsidiary of TIC (“Merger Sub”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler”). At the effective time of the Merger, TIC will be directly owned by Antonson (the Chief Financial Officer of the Company and member of the Board of Directors of the Company) and Kibler (the President and Chief Executive Officer of the Company and member of the Board of Directors of the Company – the Company shareholders who have previously submitted proposals to the Company’s Board of Directors (the “Board”) to take the Company private.

The Merger Agreement provides that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation as a direct, wholly-owned subsidiary of TIC (the “Merger”), and that each issued and outstanding share of Company Common Stock immediately prior to the effective time of the Merger (other than shares owned by the Company, TIC, Merger Sub and shares owned by shareholders who have perfected and not withdrawn a demand for appraisal rights under Indiana law) will automatically be canceled and converted into the right to receive $1.43 per share in cash, without interest (the “Merger Consideration”). Options that are issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive cash.

The Company expects that the closing of the Merger will occur in the second quarter of 2011, subject to regulatory approvals and other customary closing conditions, including TIC obtaining debt financing on the terms set forth in the debt financing commitment letter it has received and the adoption of the Merger Agreement and approval of the Merger by the holders of a majority of the issued and outstanding shares of Company Common Stock.  TIC has been advised by US Bancorp that it believes that it will be able to fund the purchase price for the shares that are acquired. The Merger Agreement contains a “no-shop” provision, which restricts the Company’s ability to solicit, discuss or negotiate competing proposals.

Other

In October 2006, the Company and the President of Patriot entered into an agreement under which the Company granted the individual the option to purchase 100% of the outstanding stock of Patriot for a purchase price equal to the book value of Patriot. This option to purchase Patriot currently terminates in October 2011 or upon a change in control of the Company. The option is immediately exercisable and may be exercised in whole (not in part) at any time prior to October 2011.  The fair value of this option was reevaluated at December 31, 2010, and was determined to be deminimis.  Patriot’s revenue for the years ended December 31, 2010, 2009 and 2008 were $25.5 million, $26.4 million, and $33.1 million, respectively. Patriot had pre-tax income of $0.26 million, $0.28 million and $0.59 million for the years ended December 31, 2010, 2009 and 2008, respectively.

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US1 INDUSTRIES, INC.
VALUATION AND QUALIFYING ACCOUNTS
YEARS ENDED DECEMBER 31, 2008, 2009, AND 2010

Schedule II
	Balance at	Charged to		Write-Offs,
	Beginning of	Costs and		Retirements &		Balance at
Description	Year	Expenses		Recoveries		End of Year

Year Ended December 31, 2008

Allowance for Doubtful Accounts Receivable	$1,237,000	$1,529,678		$1,406,678	(2)	$1,360,000
Allowance for Doubtful Other Receivables	$212,453	$290,322		$(6,634)		$509,409

Valuation Reserve for Deferred Taxes	$1,191,112	$(1,191,112	)(1)	$-		$-

Year Ended December 31, 2009

Allowance for Doubtful Accounts Receivable	$1,360,000	$881,055		$1,094,055		$1,147,000
Allowance for Doubtful Other Receivables	509,409	208,945		718,354		$-

Year Ended December 31, 2010

Allowance for Doubtful Accounts Receivable	$1,147,000	$685,300		$396,300		$1,436,000
Allowance for Doubtful Other Receivables	-	456,700		456,700		$-

(1)	Includes benefit from utilization of net operating losses and change in deferred taxes.
(2)	Amount is net of a $169,000 allowance for doubtful accounts related to accounts receivable acquired in a December 2008 business combination.

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 9A.  Controls and Procedures

The Company and its subsidiaries maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Company's Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management is required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

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As required by SEC Rule 13a-15(b), the Company carried out an evaluation, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and the Company's Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, the Company's Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America. Internal control over financial reporting includes policies and procedures for maintaining records that in reasonable detail accurately and fairly reflect our transactions; providing reasonable assurance that transactions are recorded as necessary for the preparation of our financial statements; providing reasonable assurance that receipts and expenditures of the Company are made in accordance with management authorization; and providing reasonable assurance that unauthorized acquisition, use or disposition of Company assets that could have a material effect on our financial statements would be prevented or detected on a timely basis. Because of inherent limitations, internal control over financial reporting is not intended to provide absolute assurance that a misstatement of our financial statements would be prevented or detected.

Management, including the Company’s Chief Executive Officer and the Company’s Financial Officer, conducted an evaluation of the effectiveness of the internal controls over financial reporting based on the framework in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010.  Based on management’s assessment and those criteria, management believes that the internal control over financial reporting was effective.

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting during the quarter ended December 31, 2010 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.  Other Information

Submission of Matters to a Vote of Security Holders

On November 26, 2008, the Company held an Annual Meeting of Shareholders to elect five (5) directors to constitute the Board of Directors and to approve the reverse/forward/stock split.  The nominees for director included Mr. Harold Antonson, Mr. Brad James, Mr. Michael Kibler, Mr. Robert Scissors, and Mr. Lex Venditti.  All of the nominees were elected as directors for US1 Industries, Inc. and will hold their position until the next Annual Meeting and until their successors are elected and qualified.

On February 18, 2011, US 1 Industries, Inc., an Indiana corporation (the “Company”), entered into an Agreement and Plan of Merger with Trucking Investment Co. Inc., an Indiana corporation (“TIC”), US 1 Merger Corp., an Indiana corporation and direct, wholly-owned subsidiary of TIC (“Merger Sub”), Harold E. Antonson (“Antonson”) and Michael E. Kibler (“Kibler”). At the effective time of the Merger, TIC will be directly owned by Antonson (the Chief Financial Officer of the Company and member of the Board of Directors of the Company) and Kibler (the President and Chief Executive Officer of the Company and member of the Board of Directors of the Company – the Company shareholders who have previously submitted proposals to the Company’s Board of Directors (the “Board”) to take the Company private.

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The Merger Agreement provides that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation as a direct, wholly-owned subsidiary of TIC (the “Merger”), and that each issued and outstanding share of Company Common Stock immediately prior to the effective time of the Merger (other than shares owned by the Company, TIC, Merger Sub and shares owned by shareholders who have perfected and not withdrawn a demand for appraisal rights under Indiana law) will automatically be canceled and converted into the right to receive $1.43 per share in cash, without interest (the “Merger Consideration”). Options that are issued and outstanding immediately prior to the effective time of the Merger will be canceled and converted into the right to receive cash.

The Company expects that the closing of the Merger will occur in the second quarter of 2011, subject to regulatory approvals and other customary closing conditions, including TIC obtaining debt financing on the terms set forth in the debt financing commitment letter it has received and the adoption of the Merger Agreement and approval of the Merger by the holders of a majority of the issued and outstanding shares of Company Common Stock.  TIC has been advised by US Bancorp that it believes that it will be able to fund the purchase price for the shares that are acquired. The Merger Agreement contains a “no-shop” provision, which restricts the Company’s ability to solicit, discuss or negotiate competing proposals.

Part III

Item 10.  Directors, Executive Officers and Corporate Governance

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

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The directors and executive officers of the Company as of March 18, 2011 were as follows:

NAME	AGE	POSITION
Michael E. Kibler	70	President, Chief Executive Officer, and Director
Harold E. Antonson	71	Chief Financial Officer, Treasurer, and Director
Lex Venditti	58	Director
Robert I. Scissors	77	Director
Brad James	55	Director
Walter Williamson	76	Director

Name	Office and Experience
Michael E. Kibler
Mr. Kibler is President and Chief Executive Officer of the Company and has held these positions since September 13, 1993 and has been a director since 1993. He also has been President of Enterprise Truck Lines, Inc., an interstate trucking company engaging in operations similar to the company's, since 1972. Mr. Kibler is a partner of August Investment Partnership and is also a shareholder of American Inter-Fidelity Corporation, the attorney-in-fact of AIFE, an entity that provides auto liability and cargo insurance to the Company.

Harold E. Antonson
Mr. Antonson is Chief Financial Officer of the Company, a position he has held since March 1998. Mr. Antonson is a certified public accountant.  Prior to joining the Company, he was Secretary/Treasurer of AIFE.  Mr. Antonson is also a partner in August Investment Partnership.  Mr. Antonson was elected a director and Treasurer of the Company in November 1999.  Mr. Antonson is also a shareholder of American Interfidelity Corporation, the attorney-in-fact of AIFE, an affiliated entity that provides auto liability and cargo insurance to the Company.

Lex Venditti
Mr. Venditti has served as a director of the Company since 1993. Mr. Venditti is the General Manager of AIFE, an insurance reciprocal located in Indiana.  Mr. Venditti is also a shareholder of AIFC, the attorny-in-fact of AIFE, an entity that provides auto liability and cargo insurance to the Company.

Robert I. Scissors
Mr. Scissors has been a director of the Company since 1993.  Mr Scissors began his career in the Insurance Industry in 1957.  In 1982, Mr. Scissors joined a brokerage firm called Alexander/Alexander where he worked untill retiring in 1992.  Mr. Scissors currently works as an insurance consultant and broker.

Brad James
Mr. James is the President of Seagate Transportation Services, Inc. since 1982.  Mr. James graduated from Bowling Green University with a Bachelors Degree in Business Administration.  He has been in the trucking industry since 1977.  Mr. James was elected a director of the Company in 1999.

Walter Williamson
Mr. Williamson became a director of the Company in 2009. Mr. Williamson has been in the trucking industry since 1955. He was President of Land Container, a trucking company engaging in operations similar to the Company's, from 1990 to 2008.

 There are no family relationships between any director or executive officer of the Company.

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Code of Ethics

The Company has adopted a Code of Ethics that applies to Mr. Kibler, the Chief Executive Officer and Mr. Antonson, the Chief Financial Officer, a copy of which was filed as Exhibit 14.1 to the Company’s 2003 Form 10-K.

Audit Committee and Audit Committee Financial Expert

The Company has an audit committee consisting of Lex Venditti, Robert Scissors and Walter Williamson. The Company’s Board of Directors has determined that Mr. Venditti is an “audit committee financial expert” as defined under SEC rules. However, because of his position as general manager of AIFE and as a shareholder of American Inter-Fidelity Corporation, Mr. Venditti is not considered an independent director as defined under Rule 10A-3(b) of the Exchange Act. In addition, Mr. Scissors receives fees for consulting services provided to the Company and is also not considered an independent director.

The audit committee is responsible for selecting the Company’s independent auditors and approving the scope, fees and terms of all audit engagements and permissible non-audit services provided by the independent auditor, as well as assessing the independence of the Company’s independent auditor from management. The audit committee also assists the Board in oversight of the Company’s financial reporting process and integrity of its financial statements, and also reviews other matters with respect to the Company’s accounting, auditing and financial reporting practices as it may find appropriate or may be brought to its attention.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons.  Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation.  There were no late filings during 2010.  To the Company’s knowledge based solely on a review of the copies of such reports furnished to the Company, and representations that no other reports were required, during the year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.

Director Nomination Procedures

The Company will consider nominations for directors submitted by shareholders of the Company.  Shareholders who wish to make a nomination for director should send the name and biographical information with respect to such nominee to the Secretary of the Company along with a certification by such nominee that he or she will serve as a director of the Company if elected.  There have not been any changes to this process in the past year.

Item 11.  Executive Compensation

Overview of Executive Compensation Program

The Company does not have a formalized program for determining executive compensation.  Any executive compensation changes are taken before the Board of Directors for approval.  In general, our executive officers receive compensation consisting of a salary and on occasion, there have been stock bonuses issued.  Executive officers participate in the same group health insurance program as the Company’s full-time employees.  The Company has not used, nor intend to use, an outside consultant in connection with making compensation decisions.

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Objectives of Compensation Program

The Company’s compensation of executive officers is intended to provide requisite compensation to the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”).  Because the CEO and CFO are large shareholders of the Company, the CEO and CFO should be motivated to act in the best interest of the Company.

Current Executive Officers

The Company currently has two executive officers, Michael Kibler, our CEO, and Harold Antonson, our CFO.

The following Summary Compensation Table sets forth compensation paid by the Company during the years ended December 31, 2010, 2009 and 2008 to Mr. Michael E. Kibler, Chief Executive Officer and Mr. Harold Antonson, Chief Financial Officer, where applicable.  No other executive officer of the Company earned in excess of $0.1 million.

Summary Compensation Table
Name and Position	Year	Salary	Stock Awards	All Other Compensation	Total

Michael Kibler Chief Executive officer	2010	$100,100			$100,100
	2009	$104,000	-	-	$104,000
	2008	$97,315	-	-	$97,315

Harold Antonson Chief Financial Officer	2010	$100,100			$100,100
	2009	$96,000	-	-	$96,000
	2008	$97,419	-	-	$97,419

Option exercises and option values

No stock options have been issued to Mr. Michael E. Kibler, Chief Executive Officer or Mr. Harold Antonson, Chief Financial Officer for the years ended December 31, 2010, 2009 or 2008 and they hold no such options as of December 31, 2010.

Compensation of Directors

Directors who are also employees of the Company receive no additional compensation for their services as directors.  In 2010 and 2009, the Company paid consulting fees of $0.06 million and $0.05 million to Walter Williamson and Robert Scissors, two directors of the Company.  No other compensation was paid to our non-executive board members during 2010, 2009 or 2008.  The Company will reimburse its directors for travel expenses and other out-of-pocket costs incurred in connection with the Company’s board of directors’ meetings.

Compensation Committee

The Company does not have a compensation committee.

The current members of the Board of Directors (Harold Antonson, Brad James, Michael Kibler, Robert Scissors, Lex Venditti and Walter Williamson) participated in deliberation concerning the Company’s executive officer compensation, although the Chief Financial Officer, Harold Antonson and Chief Executive Officer, Michael Kibler abstain from all votes.  There are no compensation committee interlocks.

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Item 12.  Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Management

The following table sets forth the number and percentage of shares of Common Stock that as of March 18, 2011 are deemed to be beneficially owned by each director of the Company and director nominee, by each executive officer of the Company and by all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Perentage of Class (1)

Harold E. Antonson
Chief Financial Officer, Treasurer
and Director	5,268,592	(1)	35.5%

Michael E. Kibler
Director, President and
Chief Executive Officer	5,053,923	(1)(5)	34.1%

Brad A. James Director	166,981	(2)	1.1%

Robert I. Scissors	64,770	(3)	*

Lex L. Venditti, Director	217,500	(4)	1.5%

All Directors and Executive Officers	8,105,410		56.2%

* Indicates less than 1% ownership.

(1)
Includes shares held by August Investment Partnership, August Investment  Corporation, Eastern Refrigerated Transport, LLC., Enterprise Truck  Lines, LLC., Seagate Transportation Services, Inc., and American  Inter-Fidelity Exchange, of which Messrs. Kibler and Antonson are either  directors, partners, or significant shareholders or otherwise share the  voting and dispositive authority with respect to these shares.

(2)	Includes shares held by Seagate Transportation Services, Inc., of which Mr. James is a director, partner and significant shareholder. or significant shareholder.
(3)	Includes 11,770 shares held in the Saundra L. Scissors Trust of which Mr. and Mrs. Scissors are joint trustees.
(4)	Includes shares held by American Inter-Fidelity Exchange, of which Mr. Venditti is a director and significant shareholder of the attorney-in-fact.
(5)	Includes shares of 2,676,883 held by the Kibler Family Living Trust of which Mr. Kibler and Linda Kibler are trustees.

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Security Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of shares of Common Stock beneficially owned as of March 8, 2011 by any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock:

Name and Address	Number of Shares of Common
of Beneficial Owner	Stock Beneficially Owned		Percentage of Class

Harold E. Antonson
8400 Louisiana Street
Merrillville, IN 46410	5,268,592	(1)	35.5%

August Investments Partnership
8400 Louisiana Street
Merrillville, IN 46410	1,163,606		7.8%

Michael Kibler
8400 Louisiana Street
Merrillville, IN 46410	5,053,923	(1)(3)	34.1%

FMR LLC
82 Devonshire Street
Boston, MA 02109	1,362,800	(2)	9.6%

(1)
Includes shares held by August Investment Partnership, August Investment  Corporation, Eastern Refrigerated Transport, Inc., Enterprise Truck Lines, Inc., Seagate Transportation Services, Inc., and American  Inter-Fidelity Exchange, of which Messrs. Kibler and Antonson are either directors, partners, or significant shareholders or otherwise share the voting and dispositive authority with respect to these shares.

(2)	Includes shares held by Fidelity Low-Priced Stock Fund and Fidelity Select Portfolios-Transportation.
(3)	Includes shares of 2,676,883 held by the Kibler Family Living Trust of which Mr. Kibler and Linda Kibler are trustees.

Item 13.  Certain Relationships, Related Transactions, and Director Independence

One of the Company’s subsidiaries provides safety, management, and accounting services to companies controlled by the Chief Executive Officer and Chief Financial Officer of the Company.  These services are priced to cover the cost of the employees providing the services.  Charges related to those services were approximately $0.05 million, $0.04 million and $0.06 million in 2010, 2009, and 2008, respectively. Other receivables due from entities affiliated through common ownership were $0.2 million and $0.9 million as of December 31, 2010 and 2009.

One of the Operating Subsidiaries insurance providers, American Inter-Fidelity Exchange (“AIFE”), is managed by Mr. Venditti, a director of the Company and the Company has an investment of $0.1 million in the provider. AIFE provides auto liability and cargo insurance to several subsidiaries of the Company as well as other entities related to the Company by common ownership. For the years ended December 31, 2010, 2009 and 2008, cash paid to AIFE for insurance premiums and deductibles, excluding bobtail and physical damage premiums for independent owner operators, was approximately $2.8 million, $2.9 million, and $3.6 million, respectively.

The Operating Subsidiaries exercised no control over the operations of AIFE. As a result, the Company recorded its investment in AIFE under the cost method of accounting for each of the three years in the period ended December 31, 2010. Under the cost method, the investment in AIFE is reflected at its original amount and income is recognized only to the extent of dividends paid by the investee. There were no dividends declared by AIFE for the years ended December 31, 2010, 2009 and 2008.

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If AIFE incurs a net loss, the loss may be allocated to the various policyholders based on each policyholder’s premium as a percentage of the total premiums of AIFE for the related period. There has been no such loss assessment for any of the three years in the period ended December 31, 2010. The subsidiaries currently account for majority significant percentage of the premiums of AIFE.

For the years ended December 31, 2010, 2009 and 2008, a subsidiary insurance agency of the Company, recorded commission income of $0.4 million, $0.7 million and $0.7 million, respectively,  related to premiums with AIFE.  This commission income is reflected as a reduction of insurance expense in the consolidated financial statements of the Company for the years ended December 31, 2010, 2009 and 2008, respectively.

In addition, the Chief Executive Officer and a director of the Company, the Chief Financial Officer and a director of the Company, as well as another director of the Company, are the sole shareholders of American Inter-Fidelity Corporation (“AIFC”), which serves as the attorney in fact of AIFE. AIFC is entitled to receive a management fee from AIFE.  AIFE incurred management fees of approximately $0.5 million for the year ended December 31, 2010 and $0.5 million for each of the years ended December 31, 2009, and 2008, respectively.  These management fees are available to be paid as dividends to these officers and directors of the Company.

In each of 2010, 2009 and 2008, the Company paid consulting fees of $0.06 million, $0.05 million and $0.03 million, respectively, to two of its directors, Robert Scissors and Walter Williamson, relating to insurance and other services.

The Company’s Board of Directors are advised of all related party transactions and reviews these transactions as deemed appropriate.

The Company’s directors are identified in response to Item 10 above. The Company considers Messrs. James and Scissors to be independent.  In making this determination, the Company has applied the NASDAQ definition of independence.

Item 14.  Principal Accountant Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by BDO USA, LLP
	2010	2009
Audit Fees (1)	$217,000	$245,000
Tax Fees (2)	$-	$-
All Other Fees (3)	$-	$-

Total	$217,000	$245,000

(1)
Audit fees include fees associated with the annual audit of our consolidated financial statements, audit of internal control over financial reporting for 2009, and  reviews of our quarterly reports on Form 10-Q.

(2)           There were no tax fees.
(3)           There were no other fees.

The Audit Committee must pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent registered public accounting firm.

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PART IV

Item 15.  Exhibits and Financial Statement Schedules

(a) (1) Financial Statements:

Report of Independent Registered Public Accounting Firm	22

Consolidated Balance Sheets as of December 31, 2010 and 2009	23

Consolidated Statements of Operations for the years ended December 31, 2010, 2009, and 2008	25

Consolidated Statements of Shareholders' Equity for the years ended December 31, 2010, 2009, and 2008	26

Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009, and 2008	27

Notes to Consolidated Financial Statements	28

(a)(2) Financial Statement Schedules:

Schedule of Valuation and Qualifying Accounts	38

Other schedules are not included because of the absence of the conditions under which they are required or because the required information is included in the consolidated financial statements or notes thereto.

(a)(3) List of Exhibits

The following exhibits, numbered in accordance with Item 601 of Regulation S-K, are filed as part of this report:

Exhibit 3.1	Articles of Incorporation of the Company (incorporated herein by reference to the Company's Proxy Statement of November 9, 1993)

Exhibit 3.2	By-Laws of the Company (incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994)

Exhibit 10.1
Amended and Restated Loan Agreement with US BANK and Carolina National Transportation Inc., Gulfline Transport Inc., Five Star Transport, Inc., Cam Transport, Inc., Unity Logistic Services, Inc., ERX, Inc., Friendly Transport, Inc., Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Lines Corporation, and US 1 Industries, Inc. (incorporated by reference to the Company’s Form 10-Q for the nine months ended September 30, 2005 filed on November 11, 2005)

Exhibit 10.2
Amendment to Amended and Restated Loan Agreement with US BANK and Carolina National Transportation Inc., Gulfline Transport Inc., Five Star Transport, Inc., Cam Transport, Inc., Unity Logistic Services, Inc., ERX, Inc., Friendly, Transport, Inc., Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Lines Corporation, and US 1 Industries, Inc. (incorporated by reference to the Company’s Form 10-Q for the nine Months ended September 30, 2005 filed on November 11, 2005)

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Exhibit 10.3
Second Amendment to Amended and Restated Loan Agreement with US BANK and Carolina National Transportation Inc., Gulfline Transport Inc., Five Star Transport, Inc., Cam Transport, Inc., Unity Logistic Services, Inc., ERX, Inc., Friendly, Transport, Inc., Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Lines Corporation, and US 1 Industries, Inc. (incorporated by reference to the  Company’s Form 10-Q for the nine months ended September 30, 2005 filed on November 11, 2005)

Exhibit 10.4
Amendment to Amended and Restated Loan Agreement with US BANK and Carolina National Transportation LLC, Gulfline Transport Inc., Five Star Transport, Inc., Cam Transport, Inc., Unity Logistic Services, Inc., ERX, Inc., Friendly, Transport, Inc., Transport Leasing, Inc., Harbor Bridge Intermodal, Inc., Patriot Logistics, Inc., Liberty Transport, Inc., Keystone Lines Corporation, TC Services, Inc., Freedom Logistics, LLC, Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, US1 Logistics, LLC, and US 1 Industries, Inc. .(incorporated by reference to the Company’s Form 10-Q for the six months ended June 30, 2007 filed on August 14, 2007)

Exhibit 10.5
Amendment to Amended and Restated Loan Agreement with US BANK and Blue and Grey Brokerage, Inc., Cam Transport, Inc., Carolina National Logistics, Inc., Carolina National Transportation, LLC, Five Star Transport, LLC, Friendly Transport, LLC, Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Corp., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, Inc., Risk Insurance Services, LLC, TC Services, Inc., Transport Leasing, Inc., Unity Logistics Services Inc., and US1 Logistics, LLC. (incorporated by reference to the  Company’s Form 10-Q for the six months ended June 30, 2007 filed on August 14, 2007)

Exhibit 10.6
Amendment to Amended and Restated Loan Agreement with US BANK and Blue and Grey Brokerage, Inc., Cam Transport, Inc., Carolina National Logistics, Inc., Carolina National Transportation, LLC, Five Star Transport, LLC, Friendly Transport, LLC, Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Corp., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, Inc., Risk Insurance Services, LLC, TC Services, Inc., Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, Transport Leasing, Inc., Unity Logistics Services Inc., and US1 Logistics, LLC. (incorporated by reference to the  Company’s Form 8-K announcing the completion of the Acquisition or Disposition of Assets filed on December 24, 2008)

Exhibit 10.7
Amendment to Amended and Restated Loan Agreement with US BANK and Blue and Grey Brokerage, Inc., Cam Transport, Inc., Carolina National Logistics, Inc., Carolina National Transportation, LLC, Five Star Transport, LLC, Friendly Transport, LLC, Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Corp., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, Inc., Risk Insurance Services, LLC, TC Services, Inc., Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, Transport Leasing, Inc., Unity Logistics Services Inc., and US1 Logistics, LLC. (incorporated by reference to the  Company’s Form 8-K announcing the Sixth Amendment to Amended and Restated Loan Agreement and Eleventh Amendment to Revolving Loan Note with US Bank, US1 Industries, Inc. as filed on July 29, 2009)

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Exhibit 10.8
Amendment to Amended and Restated Loan Agreement with US BANK and AFT Transport, LLC, ARL Transport, LLC, Cam Transport, Inc., Carolina National Logistics, Inc., Carolina National Transportation, LLC, Five Star Transport, LLC, Friendly Transport, LLC, Gulf Line Transportation, LLC, Harbor Bridge Intermodal Inc., Keystone Lines, Corp., Keystone Logistics, Inc., Liberty Transport, Inc., Patriot Logistics, Inc., Risk Insurance Services, LLC, TC Services, Inc., Thunderbird Logistics, LLC, Thunderbird Motor Express, LLC, Transport Leasing, Inc., Unity Logistics Services Inc., and US1 Logistics, LLC. as filed with the Company’s Form 10-K, this item announces the Seventh  Amendment to Amended and Restated Loan Agreement and Twelfth Amendment to Revolving Loan Note with US Bank, US1 Industries, Inc. as included in the Company’s Form 10-K for the fiscal year ended December 31, 2009.

Exhibit 10.9
Amendment to Amended and Restated Loan Agreement (“Amendment”), dated as of September 28, 2010 with US BANK and GULF LINE TRANSPORT LLC., an Indiana limited liability company, formerly known as Gulf Line Transport, Inc. (“Gulf Line”); FIVE STAR TRANSPORT, LLC., an Indiana limited liability company, formerly known as Five Star Transport, Inc. (“Five Star”); CAM TRANSPORT, INC., an Indiana corporation (“CAM”); FRIENDLY TRANSPORT, LLC, an Indiana limited liability company, formerly known as Friendly Transport, Inc. (“Friendly”); TRANSPORT LEASING, INC., an Arkansas corporation (“Transport Leasing”); KEYSTONE LINES, a California corporation (“Keystone Lines”); HARBOR BRIDGE INTERMODAL, INC., an Indiana corporation (“Harbor”); PATRIOT LOGISTICS, INC., an Indiana corporation (“Patriot”); LIBERTY TRANSPORT, INC., an Indiana corporation (“Liberty”); KEYSTONE LINES CORP., an Indiana corporation, formerly known as Keystone Lines Corporation (“Keystone”), TC SERVICES, INC., an Indiana corporation (“TC Services”); KEYSTONE LOGISTICS, INC., an Indiana corporation ("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana limited liability company ("Carolina National"); CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation (“Carolina Logistics”); FREEDOM 1 LLC, an Indiana limited liability company, formerly known as Freedom Logistics, LLC ("Freedom"); THUNDERBIRD LOGISTICS, LLC, an Indiana limited liability company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an Indiana limited liability company ("Thunderbird Motor"); BLUE & GREY TRANSPORT COMPANY, INC., an Indiana corporation, ("Blue & Grey"); FREIGHTMASTER USA, LLC, an Indiana limited liability company ("Freightmaster"); US 1 CORP., an Indiana corporation ("US 1"); ANTLER TRANSPORT, LLC, an Indiana limited liability company ("Antler"); RISK INSURANCE SERVICES OF INDIANA LLC, an Indiana limited liability company ("Risk"); BRUIN EXPRESS INTERMODAL LLC, an Indiana limited liability company ("Bruin"); US 1 LOGISTICS, LLC, an Indiana limited liability company ("US 1 Logistics") US 1 INDUSTRIES, INC., an Indiana corporation (“Industries”), TC ADMINISTRATIVE SERVICES, INC., a California corporation ("TC"); ARL TRANSPORT LLC, a Delaware limited liability company (“ARL”) and AFT TRANSPORT LLC, a Delaware limited liability company (“AFT”).  (Gulf Line, Five Star, CAM, Risk, Bruin, Friendly, Transport Leasing, Keystone Lines, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Carolina Logistics, Freedom, Thunderbird Logistics, Thunderbird Motor, Blue & Grey, Freightmaster, US 1, Antler, Risk, Bruin, US 1 Logistics, Industries, TC, ARL and AFT are hereinafter each referred to each as a “Borrower Entity”, and collectively as the “Borrower”); and U.S. BANK, a national banking association (“Lender”). This item announces the Eighth Amendment to Amended and  Restated Loan Agreement as filed with the Company’s Form

10-Q for the nine months ended September 30, 2010.

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Exhibit 10.10	Agreement and Plan of Merger, dated as of February 18, 2011, by and among US1 Industries, Inc., Trucking Investment Co., Inc., US1 Merger Corp., Harold E. Antonson and Michael E. Kibler.

Exhibit 14.1	US 1 Industries, Inc. Code of Ethics (incorporated by reference to the Company’s Form 10-K for the year ended December 31, 2003 filed on March 26, 2005

Exhibit 21.1	Subsidiaries of the Registrant

Exhibit 31.1	Rule 13a-14(a)\15d-14a(a) Certifications

Exhibit 32.1	Section 1350 Certifications

SIGNATURES

Pursuant to the requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Date: March 31, 2011 US 1 INDUSTRIES, INC.	By:	/s/ Michael E. Kibler
Michael E. Kibler
President & Chief Executive Officer
(Principal Executive Officer)

Date: March 31, 2011	By:	/s/ Harold Antonson
Harold Antonson
Chief Financial Officer & Treasurer
(Principal Financial & Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 31, 2011	/s/ Michael E. Kibler
Michael E. Kibler, Director

Date: March 31, 2011	/s/ Robert I. Scissor
Robert I. Scissors, Director

Date: March 31, 2011	/s/ Lex L. Venditti
Lex L. Venditti, Director

Date: March 31, 2011	/s/ Brad James
Brad James, Director

Date: March 31, 2011	/s/ Walter Williamson
Walter Williamson, Director

Date: March 31, 2011	/s/ Harold Antonson
Harold Antonson, Director

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PRELIMINARY PROXY DATED May 24, 2011
SUBJECT TO COMPLETION

SPECIAL MEETING OF THE SHAREHOLDERS OF

US 1 INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Michael E. Kibler and Robert L. Scissors, and each of them, as the proxies and agents of the undersigned, with full power of substitution to each, to represent and vote as designated on the reverse side, all of the shares of Common Stock of US 1 Industries, Inc. held of record by the undersigned on ______, 2011, at the Special Meeting of Shareholders to be held on __________, 2011, at _____ local time at our corporate offices located at 366 West US Highway 30, Valparaiso, Indiana 46385, and at any adjournment or postponement of the Special Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the approval of the two proposals that are listed on the reverse side of this Proxy. In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting. The undersigned hereby revokes any and all proxies previously given by the undersigned to vote at the Special Meeting.

(continued and to be signed on the reverse side)

________, 2011

Please sign, date and mail this Proxy in the
envelope provided as soon as possible.

  Please detach along the perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSALS 1 & 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.     Proposal to adopt the Agreement and Plan of Merger dated as of February 18, 2011, as it may be amended from time to time, among Trucking Investment Co. Inc., US 1 Merger Corp., US 1 Industries, Inc. and the Contributing Shareholders.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Proposal to adjourn the special meeting to a later date if there are insufficient votes at the time of the special meeting to approve proposal number 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the space to the right.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Check this box if you plan to attend the Special Meeting.		☐

Signature of Shareholder				Date

Signature of Shareholder				Date

Note:   Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such.  If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving your full title as such.  If the signer is a partnership, please sign in partnership name by an authorized person.